SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant       [   ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only {as permitted by Rule
       14a-6(e)(2)}
[ ]    Definitive Proxy Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Materials pursuant to ss.240.14a-11(c) or ss.240.14a-12

             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 7, L.P.
                (Name of Registrant as Specified In Its Charter)

                           ENEX RESOURCES CORPORATION
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy  pursuant to Exchange Act
     Rule 14a-6(1)(3).
[x]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:
               $500 "units" of limited partnership interest

        2)     Aggregate number of securities to which transaction applies:
               XX,XXX

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.{Set forth the amount on which the filing fee is calculated and state how it was determined.}:
               $XXX,XXX {Partnership indebtedness, which exceeds estimated fair market value of partnership assets to be sold in liquidation pursuant to plan of dissolution.}

        4)     Proposed maximum aggregate value of transaction:
               $XXX,XXX

        5)     Total fee paid:
               $XX.XX

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
            $5,712.80

        2)  Form, Schedule or Registration Statement No.:
             S-4

        3)  Filing Party:
            Enex Consolidated Partners, L.P.

        4)  Date Filed:
             08/10/96

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ENEX
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                        ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                              LIMITED PARTNERSHIPS
                                    Suite 200
                              Three Kingwood Place
                              Kingwood, Texas 77339


Dear Limited Partners:

     You are cordially invited to attend special Meetings of the limited partners of the thirty-four (34) limited partnerships consisting of Enex Program I Partners, L.P., four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI, Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund (the "Partnerships") to be held at the offices of Enex Resources Corporation, Three Kingwood Place. Suite 200, Kingwood, Texas 77339, on xxxxxx xx, 1996 at 2:30 P.M. Houston time. At this important meeting, you will be asked to consider and vote upon a plan of consolidation by which the Partnerships will consolidate to form a new partnership, Enex Consolidated Partners, L.P. (the "Consolidated Partnership"). The accompanying Notice and Prospectus/Proxy Statement provide a detailed description of the proposed transaction. Please give this information your careful attention.

     If the consolidation is approved by a sufficient number of the Partnerships, the limited partners of the participating Partnerships will receive units of limited partnership interest in the Consolidated Partnership in place of the limited partnership interests they now own in the Partnerships. However, in order to be admitted to the Consolidated Partnership as a limited partner and to be entitled to exercise all of the privileges of a limited partner, such as the right to present units for purchase at annual intervals, IT IS ESSENTIAL THAT YOU COMPLETE AND SIGN THE ACCOMPANYING FORM OF PROXY AND BALLOT, WHICH INCLUDES A "REQUEST FOR ADMISSION AS LIMITED PARTNER" ON THE REVERSE SIDE, AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                          Sincerely,



                                          Gerald B. Eckley,
                                          President, Enex Resources Corporation,
                                          General Partner


xxxxxxxx x, 1996

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ENEX
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                        ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                              LIMITED PARTNERSHIPS
                 Notice of Special Meetings of Limited Partners
                          To Be Held xxxxxxxx xx, 1996

To Our Limited Partners:

     Meetings of the limited partners of the thirty-four (34) limited partnerships consisting of Enex Program I Partners, L.P., four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI, Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund, collectively (the "Partnerships") will be held at the offices of Enex Resources Corporation, Three Kingwood Place, Suite 200, Kingwood, Texas 77339, on xxxxxxxx xx, 1996 at 2:30 p.m. Houston time.

     At the Meetings, the limited partners of each of the Partnerships will (1) consider and vote upon the adoption of a plan of consolidation pursuant to which the Partnerships will dissolve and terminate by consolidating their assets to form a new partnership, ENEX CONSOLIDATED PARTNERS, L.P. (the "Consolidated Partnership"), and (2) transact such other business that may properly come before the Meetings or any adjournments thereof. The plan of consolidation includes a proposal to amend each Partnership's Certificate and Agreement of Limited Partnership. Your attention is directed to the accompanying prospectus/proxy statement which contains further information with respect to the proposal to be considered at the Meetings.

     Only limited partners of record of one or more of the Partnerships at the close of business on xxxxxxx x, 1996 are entitled to notice of and to vote at the Meetings or any postponements or adjournments thereof. Each Partnership's approval of the consolidation proposal requires an affirmative vote by a majority-in-interest of the limited partners of such Partnership. Information regarding voting and the revocation of proxies is set forth under "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Partnership Voting Requirements and Rights".

     Limited partners of Partnerships that do not approve the Plan of Consolidation will be given the opportunity to exchange the limited partnership interests they own in such Partnerships for units of limited partnership interest ("Units") in the Consolidated Partnership pursuant to an Exchange Offer the terms and conditions of which are also described in the accompanying prospectus/proxy statement (the "Exchange Offer"). Only those limited partners who vote their limited partnership interests in favor of the Plan of Consolidation will be eligible to participate in the Exchange Offer.

     WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETINGS, PLEASE BE SURE THAT THE ENCLOSED PROXY AND BALLOT IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AT EACH OF THE MEETINGS AND TO PERMIT YOU TO BE ADMITTED TO THE CONSOLIDATED PARTNERSHIP AS A LIMITED PARTNER.


                                           By Order of the Board of Directors of
                                           ENEX RESOURCES CORPORATION,
                                           General Partner



                                           Gerald B. Eckley, President

xxxxxxx x, 1996

                  SUBJECT TO COMPLETION, DATED _________ , 1996

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ENEX
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                           PROSPECTUS/PROXY STATEMENT

                        ENEX CONSOLIDATED PARTNERS, L.P.

                          LIMITED PARTNERSHIP INTERESTS


     Enex Resources Corporation ("Enex" or the "General Partner") proposes the adoption of a plan of consolidation pursuant to which thirty-four (34) limited partnerships consisting of Enex Program I Partners, L.P., four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI - Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund (the "Partnerships") will consolidate their assets (the "Consolidation") in a new New Jersey limited partnership, Enex Consolidated Partners, L.P. (the "Consolidated Partnership"). Subject to the terms and conditions set forth in this Prospectus/Proxy Statement, each Partnership participating in the Consolidation will convey its assets to the Consolidated Partnership subject to its liabilities, receive units of limited partnership interest in the Consolidated Partnership ("Units") in exchange for its assets, and distribute those Units to its partners in connection with its dissolution and liquidation (the "Plan of Consolidation"). Meetings of the Partnerships will be held to consider and vote upon the proposal to adopt and agree to the Plan of Consolidation. Limited partners of Partnerships that do not approve the Plan of Consolidation will be given the opportunity to exchange the limited partnership interests ("Interests") they own in such Partnerships for Units in the Consolidated Partnership pursuant to an Exchange Offer the terms and conditions of which are also described in this prospectus/proxy statement (the "Exchange Offer"). Only those limited partners who vote their limited partnership interests in favor of the Plan of Consolidation will be eligible to participate in the Exchange Offer, however.

     The Plan of  Consolidation  will not be  consummated  unless the conditions described under "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Conditions to the Consolidation" are met or waived, including approval of the Consolidation at the Meetings by Partnerships whose assets have an aggregate exchange value, together with the exchange value of those Interests exchanged for Units pursuant to the Exchange Offer, of $10 million or more.

     This offering involves special risks. See "RISK FACTORS AND OTHER CONSIDERATIONS". This Prospectus/Proxy Statement constitutes the prospectus for the issuance of Units in ENEX CONSOLIDATED PARTNERS, L.P. pursuant to the transactions proposed herein.

               ---------------------------------------------------



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    This Prospectus/Proxy Statement is first being mailed to limited partners on ___________, 1996


INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.  A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                      INFORMATION INCORPORATED BY REFERENCE

     This Prospectus/Proxy Statement incorporates documents by reference that are presented herein or delivered herewith. These documents are available without charge upon request by contacting the Investor Relations Department of Enex Resources Corporation at Three Kingwood Place, Suite 200, Kingwood, Texas 77339, (713) 358-8401. In order to ensure timely delivery of documents, any request should be made by ___________, 1996.

     After the Consolidation, the Consolidated Partnership will file periodic reports and proxy statements with the SEC.

               --------------------------------------------------



     UNTIL _____________, 1996 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS/PROXY STATEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A COPY OF THIS PROSPECTUS/PROXY STATEMENT. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS/PROXY STATEMENT WHEN ACTING AS UNDERWRITERS.

     No person is authorized to give information or make any representation concerning the Consolidation not contained in this Prospectus/Proxy Statement. If given or made, that information or representation should not be relied upon as being authorized. Neither the delivery of this Prospectus/Proxy Statement nor any sale made hereunder shall under any circumstance create an implication that the information herein is correct as of any time subsequent to its date. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates, or an offer to sell or a solicitation of an offer to buy any of the securities offered hereby to any person to whom, or a solicitation of a proxy in any state or other jurisdiction where, such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus/Proxy Statement nor any distribution of securities made hereunder shall, under any circumstances, create an implication that there has been no change in the information included herein or in the affairs of the Partnerships, the Consolidated Partnership or the General Partner since the date of this Prospectus/Proxy Statement.

                                     SUMMARY

     The following summary is qualified in its entirety by the more detailed information and financial statements appearing elsewhere in this Prospectus/Proxy Statement. Except as otherwise defined in this Prospectus/Proxy Statement, all capitalized terms used herein have the meanings ascribed to such terms by the Articles of Limited Partnership of the Consolidated Partnership attached to this Prospectus/Proxy Statement as Appendix B and incorporated herein by reference.

Introduction

     This Prospectus/Proxy Statement is being furnished to unitholders of Enex Program I Partners, L.P. and the limited partners of four partnerships in Enex Oil & Gas Income Program II, the eight partnerships in Enex Oil & Gas Income Program III, six partnerships in Enex Oil & Gas Income Program IV, the five partnerships in Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI - Series 1, L.P., the three partnerships in Enex Income and Retirement Fund, three partnerships in Enex 88-89 Income and Retirement Fund and the three partnerships in Enex 90-91 Income and Retirement Fund in connection with the solicitation of proxies for use at the special Meetings (the "Meetings") being held to consider and vote upon the adoption of the Plan of Consolidation by which the Partnerships will transfer their assets to a new partnership, Enex Consolidated Partners, L.P. (the "Consolidated Partnership"). The Plan of Consolidation includes a proposal to amend each Partnership's Certificate and Agreement of Limited Partnership ("Partnership Agreement") to provide for the Consolidation. The Consolidated Partnership will continue, on a combined basis, the separate businesses of the Partnerships. The Consolidation is intended to be generally tax free to the limited partners of the Partnerships that participate in the Consolidation. The limited partners of the Partnerships that participate in the Consolidation will receive units of limited partnership interest in the Consolidated Partnership ("Units") in place of the limited partnerships units or the limited partnership interests in the Partnerships (collectively "Interests") they now own. The Meetings of the limited partners may be adjourned by the General Partner from time to time. A copy of the Plan of Consolidation is attached to this Prospectus/Proxy Statement as Appendix C.

     Enex Resources Corporation, with its principal executive office at Three Kingwood Place, Suite 200, Kingwood Texas 77339 (telephone (713) 358-8401), is proposing the transactions described herein in order to combine the operations of the Partnerships, all of which are engaged in the production and sale of oil and natural gas. The principle office of each of the Partnerships is the office of the General Partner.

     Both favorable and unfavorable aspects of the Consolidation are discussed elsewhere in the Prospectus/Proxy Statement under the caption "RISK FACTORS AND OTHER CONSIDERATIONS".

Risk Factors

     Before voting on the Consolidation, limited partners should carefully consider the following factors in addition to the other information included in this Prospectus/Proxy Statement. Risk factors associated with the Consolidation are summarized below and described in more detail elsewhere in this
Prospectus/Proxy Statement under the caption "RISK FACTORS AND OTHER CONSIDERATIONS".

     o Basis for Participation: Each Partnership will receive a number of Units based upon the relative exchange value, as of March 31, 1996, of the net assets of the Partnership transferred to the Consolidated Partnership. These exchange values were calculated by the General Partner based upon fair market valuations prepared by H.J. Gruy and Associates, Inc. ("Gruy"), an independent petroleum engineering and consulting firm. Quantitative information regarding each Partnership's oil and gas reserves is included in Item 2 of each Partnership's 1995 Form 10-KSB accompanying this Prospectus/Proxy Statement and in Tables 6 and 7 in Appendix A attached hereto. Gruy has been preparing reserve estimates for each of the Partnership's oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area.

     Gruy has estimated for each oil and gas property in which the Partnerships owns interests, as of December 31, 1995, the proved recoverable units of oil and gas, the undiscounted and discounted future net cash flows by year commencing January 1, 1996 and continuing through the estimated productive lives of the properties and the estimated fair market values of the properties. The limited partners should be aware that Gruy's reserve valuations are estimates only and should not be construed as being exact amounts. (See "--Risks in Determining Exchange Values" below). Gruy estimated each property's proved oil and gas reserves, applied certain assumptions regarding price and cost escalations, applied a 10% discount factor for time and various discount factors for risk, location, type of ownership interest, operational characteristics and other factors. Gruy allocated the estimates among the Partnerships on a pro-rata basis in accordance with their respective ownership interest in each of the properties evaluated. See Tables 4-7 in Appendix A. The General Partner adjusted these valuations to account for sales of oil and gas produced during the period January 1 through March 31, 1996. For additional information see "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values". The limited partners of the Partnerships and the General Partner will each receive a pro rata share of the Units received by each participating Partnership, determined in accordance with the dissolution and termination provisions of the participating Partnership's Partnership Agreement, as amended pursuant to the transactions described herein. See "THE PROPOSED CONSOLIDATION" and Table 13 in Appendix A.

     o Conflicts of Interest of the General Partner. The consideration to be received by the Partnerships in the Consolidation and the other terms of the Plan of Consolidation were determined by the General Partner, which has inherent conflicts of interest stemming from its various ownership percentages owned in each Partnership. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation cannot remove the inherent conflicts of interest. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" and "- Fairness of The Transaction." The General Partner also faces conflicts of interest in connection with its future operation of the Consolidated Partnership similar to those it faces in connection with its operation of each of the Partnerships. See "THE CONSOLIDATED PARTNERSHIP - Conflicts of Interest." The Consolidation will not increase the compensation of the General Partner although its interest in each separate Partnership's revenues will be blended into a single interest in the revenues of the Consolidated Partnership as described in "THE CONSOLIDATED PARTNERSHIP - Compensation" and "- Participation in Costs and Revenues." By reason of the fact that the reduced annual maximum obligation to purchase Units upon presentment will be borne by the Consolidated Partnership, the General Partner will be relieved of its commitment to purchase Interests pursuant to the Partnership Agreements of certain Partnerships that participate in the Consolidation. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment."

     o Tax Risks. Although limited partners generally should not recognize gain or loss from the Consolidation, there are risks that limited partners of certain participating Partnerships could recognize gain or loss as a result of the Consolidation. See "TAX ASPECTS--The Proposed Consolidation".

     o Changes in Distributions: The Consolidation is expected to have an effect on the distributions the limited partners of participating Partnerships will receive. Although the General Partner's cash distribution policies will not change following the Consolidation, limited partners of most of the Partnerships will experience an increase in distributions over the amounts that would have been sustainable by their Partnerships, while other limited partners will experience a reduction from such levels of distributions. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation--Changes in Distributions".

     o Form of Ownership of Interests: The Units to be issued by the Consolidated Partnership are limited partnership interests in a New Jersey limited partnership, as are the Interests owned by the limited partners of all of the Partnerships other than the four Partnerships formed in Enex Oil & Gas Income Program II (which are Texas limited partnerships). Limited partners in Enex Oil & Gas Income Program II should see "THE CONSOLIDATED PARTNERSHIP - Applicability of the New Jersey Act."

     o Failure to Return Signed Proxy and Ballot: Limited partners who fail to complete, sign and return the accompanying Proxy and Ballot or otherwise fail to qualify for admission to the Consolidated Partnership as limited partners will not be entitled to vote their Units or to present their Units for purchase by the Consolidated Partnership and may also find it extremely difficult to terminate their interests in the Consolidated Partnership. See

"THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Request for Admission as Limited Partner" and "THE CONSOLIDATED PARTNERSHIP--Right of Presentment".

     o Limited Liquidity: Although purchase offers for Units to be made by the Consolidated Partnership will begin in 1997 for Units valued as of December 31, 1996, the Consolidated Partnership will not be obligated to purchase Units representing more than 15% of the aggregate purchase price of the Units in connection with any annual purchase offer. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation--Limited Liquidity". See "THE CONSOLIDATED PARTNERSHIP--Transfer of Units".

     o Risks in Determining Exchange Values: In approving the Consolidation, or accepting the Exchange Offer a limited partner risks that his properties may have oil or gas reserves, or both, that are not now apparent to the independent engineering consultants or the General Partner. If that is the case, he will not receive full credit for his property interests in the Consolidated Partnership. Moreover, the pooling of a Partnership's holdings in the Consolidated Partnership may reduce the possibility for extraordinary increases in value in the existing Partnerships. Future events may also show that the exchange value formula itself operated to the disadvantage of his Partnership in relation to other Partnerships participating in the Consolidation. Other formulas or approaches to the valuation process, which might also be considered fair and reasonable, could yield materially different results. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation--Risks in Determining Exchange Values". In an effort to value the holdings of the various Partnerships as fairly as possible, the General Partner has employed an independent engineering firm, H. J. Gruy & Associates ("Gruy") to value the oil and gas properties owned by the Partnerships. However, there can be no guaranty that it has succeeded in that effort. The assumptions that have been made may be erroneous and even if they are not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations on which they are based. The prices at which limited partners will be able to present their Units for purchase by the Consolidated Partnership will vary from the exchange value assigned to the Units in the Consolidation primarily by reason of future changes in the oil and gas markets.

     o Lack of Independent Review or Separate Representation: No state or federal governmental authority has made any determination relating to the fairness of the Units for public investment or recommended or endorsed the Units. The Units will not receive the independent review customarily made when an unaffiliated selling agent offers securities to the public. No unaffiliated representative has acted solely on behalf of the limited partners in connection with the Consolidation. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for the
Partnerships and the General Partner. It is anticipated that such multiple representation will continue in the future. See "RISK FACTORS AND OTHER
CONSIDERATIONS--The   Proposed  Consolidation--Lack  of  Independent  Review  or
Separate Representation" and "THE CONSOLIDATED PARTNERSHIP--Conflicts of Interest".

     o Unrelated Business Taxable Income to Tax-Exempt Limited Partners. Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income to tax-exempt limited partners. Tax-exempt limited partners, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income to the extent unrelated business taxable income from all sources exceeds $1,000 per year. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners".

     o Changes in Voting Power: Because the Consolidated Partnership will be larger than any Partnership, the Consolidation will, in effect, reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. Also, the voting rights of the limited partners of several Partnerships are different in certain respects from those of the limited partners of the Consolidated Partnership. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners".

     o Volatility of Oil and Gas Markets. The operating results of the Consolidated Partnership will be dependent to a substantial degree on prices for oil and natural gas, which are affected by many factors beyond the control of producers and have demonstrated a high degree of volatility.

Objectives of the Consolidation

     The General Partner is proposing that the Partnerships combine their assets and businesses in the Consolidated Partnership because it believes that doing so will result in: o savings in overhead expense and operating expense in excess of $800,000 per year and; o simplified managerial and administrative requirements;
o reduction of risk due to diversification of assets; o an expanded reserve base; o elimination of debt owed to the General Partner; o elimination of the General Partner's increased revenue interest at payout; and o elimination of certain conflicts of interest. See "THE PROPOSED CONSOLIDATION--Background and Alternatives to the Consolidation" below in this Summary.

Alternatives to the Consolidation

     The alternatives to the Consolidation include the continuation of the Partnerships in their current form or the sale of their assets and distribution of liquidation proceeds to limited partners. Although these alternatives could potentially be more beneficial to limited partners by avoiding the risks and disadvantages associated with the Consolidation and, in the case of a cash sale, by providing an immediate cash return to limited partners, the General Partner believes that the Partnerships will realize greater value from their properties over the long term by operating them on a combined basis through the Consolidated Partnership and achieving substantial cost savings than they would realize in a liquidation sale of Partnership properties. In addition, the General Partner is owed an aggregate of $2.9 million by the Partnerships. In a liquidation of the Partnerships, the General Partner would be paid this amount out of the liquidation proceeds before any proceeds would be available for distribution to the limited partners. Pursuant to the Consolidation, however, the General Partner will be exchanging its rights as a creditor of the Partnerships for Units of the Consolidated Partnership. The General Partner has not solicited third-party bids for a cash sale of the assets of the Partnerships. See "THE PROPOSED CONSOLIDATION--Background and Alternatives to the Consolidation".

Partnerships Subject to Consolidation

     This Prospectus/Proxy Statement is furnished to the limited partners of each of the Partnerships listed below in connection with the solicitation by the General Partner of proxies and votes for Meetings of limited partners of the Partnerships described in the accompanying Notice.

                                The Partnerships

                                                     Number of     Number of Limited
                                                 Limited Partners  Partner Interests*

Enex Program I Partners, L.P.....................        4,734          193,629
Enex Oil & Gas Income Program II-7, L.P..........          443            8,870
Enex Oil & Gas Income Program II-8, L.P..........        1,299            5,863
Enex Oil & Gas Income Program II-9, L.P..........        1,236            3,109
Enex Oil & Gas Income Program II-10, L.P.........        1,364            3,916
Enex Oil & Gas Income Program III, Series 1, L.P.          940            2,978
Enex Oil & Gas Income Program III, Series 2, L.P.        1,195            4,270
Enex Oil & Gas Income Program III, Series 3, L.P.        1,172            6,410
Enex Oil & Gas Income Program III, Series 4, L.P.          395            5,410

                                        8


Enex Oil & Gas Income Program III, Series 5, L.P......   1,768           10,797
Enex Oil & Gas Income Program III, Series 6, L.P......   1,468            6,340
Enex Oil & Gas Income Program III, Series 7, L.P......   1,377            4,527
Enex Oil & Gas Income Program III, Series 8, L.P......   1,549            7,196
Enex Oil & Gas Income Program IV, Series 1, L.P.......   1,363            6,472
Enex Oil & Gas Income Program IV, Series 2, L.P.......   1,400            4,938
Enex Oil & Gas Income Program IV, Series 4, L.P.......     431            2,520
Enex Oil & Gas Income Program IV, Series 5, L.P.......     824            4,561
Enex Oil & Gas Income Program IV, Series 6, L.P.......     723            4,326
Enex Oil & Gas Income Program IV, Series 7, L.P.......     807            5,021
Enex Oil & Gas Income Program V, Series 1, L.P........     448            4,529
Enex Oil & Gas Income Program V, Series 2, L.P........     569            2,972
Enex Oil & Gas Income Program V, Series 3, L.P........     710            2,020
Enex Oil & Gas Income Program V, Series 4, L.P........     364            2,954
Enex Oil & Gas Income Program V, Series 5, L.P........     523            2,463
Enex Oil & Gas Income Program VI, Series 1, L.P.......     427            2,021
Enex Income and Retirement Fund, Series 1, L.P........     189            2,736
Enex Income and Retirement Fund, Series 2, L.P........     152            2,884
Enex Income and Retirement Fund, Series 3, L.P........     143            2,988
Enex 88-89 Income and Retirement Fund, Series 5, L.P..     208            2,300
Enex 88-89 Income and Retirement Fund, Series 6, L.P..     204            2,067
Enex 88-89 Income and Retirement Fund, Series 7, L.P..     250            3,089
Enex 90-91 Income and Retirement Fund, Series 1, L.P..     278            2,975
Enex 90-91 Income and Retirement Fund, Series 2, L.P..     218            2,020
Enex 90-91 Income and Retirement Fund, Series 3, L.P..     228            2,175
- ------------------

     *The aggregate amount of Limited Partners' initial subscriptions divided by $500.

     The address of each Partnership is c/o Enex Resources Corporation, Three Kingwood Place, Suite 200, 800 Rockmead, Kingwood, Texas 77339.

     Limited Partners should note that they will be exercising their discretion on two separate aspects of the proposed Consolidation: they will be 1) voting on the Plan of Consolidation including amendments to the Partnership Agreements; and 2) deciding whether to exchange their Interests for Units of the Consolidated Partnership if their Partnership does not participate in the Consolidation.

     If the Consolidation is approved, the Consolidated Partnership will continue on a combined basis the businesses of all of the Partnerships that take part in the transaction. The limited partners of the participating Partnerships will become Unitholders of the Consolidated Partnership.

     Because the matters to be considered are the same for each of the Partnerships, the Meetings of Limited Partners have been combined and will be held at the same time and place. The Meetings may be adjourned from time to time by the General Partner for any reason.

     All of the Partnerships are New Jersey limited partnerships except for four partnerships, Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9, L.P., and Enex Oil & Gas Income Program II-10, L.P. which are Texas limited partnerships. All of the Partnerships have completed their purchases of producing properties. Information regarding the Partnerships' producing oil and gas properties is contained in Appendix A in Tables 6 through 11.

Conditions to the Consolidation

     The Consolidation will not take place unless (a) the transaction is approved by limited partners of Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to the

Exchange Offer, have an aggregate exchange value of $10 million or more1; (b) the Consolidation does not violate any order, decree or judgment of any court or governmental body having jurisdiction; (c) no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the transaction, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent; (d) all necessary governmental and third party permits, consents and other approvals have been obtained, and (e) there is no pending or threatened legal action challenging or seeking to prevent the consummation of the Consolidation. To the knowledge of the General Partner, no federal or state regulatory requirements must be complied with or approvals must be obtained in connection with the Consolidation, other than under the federal securities laws and state blue sky laws, all of which have been complied with or obtained. If condition (c) is not met with respect to one or more of the Partnerships that approve the transaction, and the withdrawal of such Partnership or Partnerships from the Consolidated Partnership would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either form the Consolidated Partnership without including the assets of the
Partnership or Partnerships which do not meet condition (c) or resolicit the limited partners of such Partnership or Partnerships and include such Partnership or Partnerships in the Consolidated Partnership if the requisite percentage of resolicited Partners approve the consolidation based upon exchange values which give effect to the changed circumstances. If the exchange value of any Partnership determined at the time of transfer has changed by less than 15% from the exchange value set forth herein, such change will not be deemed material. Conversely, any change in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its discretion, elect to cancel the Consolidation if dissenters' rights (see "--Dissenters' Rights; List of Partners" below) are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation and in certain other cases. See "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Conditions to the Consolidation".

Exchange Offer

     Any Partnership that does not approve the Plan of Consolidation because less than a majority-in-interest of its limited partners vote for approval will not participate in the Consolidation. Those Partnerships will continue their existence pursuant to the provisions of their Partnership Agreements as though the Plan of Consolidation had never been proposed. The limited partners of those Partnerships who voted in favor of the Plan of Consolidation, however, will be given the opportunity to tender the Interests they own in such Partnerships for Units in the Consolidated Partnership pursuant to the terms and conditions of the Exchange Offer described below under "THE PROPOSED CONSOLIDATION--The Exchange Offer." The Interests of those limited partners desiring to tender them in exchange for Units will be valued for purposes of the exchange in the same manner as they have been valued for purposes of the Consolidation. See Table 13 in Appendix A. Only those limited partners who vote their Interests in favor of the Plan of Consolidation will be eligible to participate in the Exchange Offer. The right of a limited partner to participate in the Exchange Offer may be limited to the extent that a transfer of Interests pursuant to the Exchange Offer would cause a deemed termination of the Partnership for federal income tax purposes.

Fairness of the Transaction

     The General Partner believes that the proposed Consolidation is fair to and in the best interests of the limited partners of each and all of the Partnerships. The number of Units to be distributed to the limited partners and the General Partner pursuant to the Consolidation in exchange for their Interests will be determined in accordance with the exchange values of such Interests, which, in turn, are based on valuations of the Partnership properties by Gruy, an Independent Expert. See "Risk Factors--Basis for Participation" above. The General Partner does not believe that alternative methods of valuing the Partnership properties would result in materially different valuations of Partnership properties than those yielded by Gruy's valuations. Even were such to be the -------- 1By reason of the General Partner's ownership of more than 53% of the Interests in Enex Program I Partners, L.P., that Partnership's participation in the Consolidation, with its $5.1 million exchange value, is assured.
                                       10
case, in the General Partners' experience, oil and gas properties are generally purchased and sold at prices approximating estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to other valuation methods, represent the best estimation of the realizable value of the Partnership properties and the fairest basis for determining the number of Units to be distributed in consideration for the Partnerships' assets. See "THE PROPOSED CONSOLIDATION - Fairness of the Transaction."

Recommendation of the Board

     At a meeting held on May 24, 1996, after considering the risks and material considerations summarized above, the General Partner's board of directors unanimously determined that the Consolidation is in the best interests of the limited partners and approved the Plan of Consolidation and recommended that the limited partners vote "FOR" the Consolidation and (ii) approved the Exchange Offer and recommended that each limited partner who votes in favor of the Plan of Consolidation also elect to participate in the Exchange Offer should his Partnership not participate in the Consolidation. Because of the relationships among the parties to the Consolidation, these recommendations involve conflicts of interest. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation--Risks in Determining Exchange Values" and "--Conflicts of Interest of the General Partner" and "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values" and "--Fairness of the Transaction."

     The General Partner believes that the Consolidation will provide the General Partner with the benefits summarized above under the caption "Objectives of the Consolidation". Its recommendation is based in part on the conclusion that those potential advantages over the current structure outweigh the potential risks and disadvantages summarized above under the caption "--Risk Factors" above.

Partnership Voting Requirements and Rights

     Each Partnership's  Partnership  Agreement contains provisions  authorizing
(i) the dissolution of the Partnership and the termination and winding up of the Partnership's affairs; and (ii) the amendment of such Partnership Agreement upon the affirmative vote of a majority-in-interest of its limited partners. For specific requirements as to the vote needed to effectuate such action, see "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Partnership Voting Requirements and Rights". If the required vote is obtained, a Partnership will transfer its assets to the Consolidated Partnership in exchange for Units pursuant to the Plan of Consolidation. The participating Partnerships will be dissolved and liquidated and the Units they receive will be distributed to their partners. See "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Consolidation Procedure".

     Each limited partner of each Partnership at the close of business on the record date for determining the limited partners entitled to notice of and to vote on the proposal set forth in the accompany Notice will be entitled to vote either FOR or AGAINST the proposal or to ABSTAIN from voting. Such voting rights may be exercised separately with respect to each Partnership of which a person is a limited partner. Limited partners entitled to vote may vote by use of the form of Proxy and Ballot accompanying this Prospectus/Proxy Statement.

     The General Partner owns Interests in each Partnership, which Interests it intends to vote in favor of the Consolidation. See "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Partnership Voting Requirements and Rights" and Table 12 in Appendix A.

     Request for Admission as Limited Partner. Execution of the Proxy and Ballot by a limited partner also constitutes a request for admission as a limited partner in the Consolidated Partnership in accordance with the terms and conditions on the reverse side thereof. Persons not wishing to be limited partners in the Consolidated Partnership must so indicate by checking the box provided for that purpose on the reverse side of the Proxy and Ballot. In the absence of such specific instructions, a limited partner signing and returning the Proxy and Ballot will be admitted as a limited partner in the Consolidated Partnership if his Partnership approves the proposal by the required majority in interest, regardless of whether he voted for or against the Consolidation.

     Partnerships That Do Not Approve the Consolidation: Partnerships whose limited partners do not approve the Consolidation will continue their business unchanged and the limited partners of such Partnerships who do not participate in the Exchange Offer will continue to have all of their existing rights and privileges. Such Partnerships will not pay any part of the costs of planning and developing the proposed Consolidation and presenting it to the limited partners or of consummating the Consolidation following the vote of the limited partners.

     Effect of Consolidation on Nonconsenting Limited Partners: A limited partner will be bound by the Plan of Consolidation if it is adopted by a majority vote of the other limited partners of his Partnership regardless of whether he voted in favor of the Plan of Consolidation and will be entitled to receive Units of the Consolidated Partnership. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation - Request for Admission as Limited Partner," "--Effect of Approval on Nonconsenting Limited Partners" and--Dissenters' Rights".

     Proxies and Ballots: If the enclosed Proxy and Ballot is properly executed and received by the General Partner, all of the Interests represented thereby will be counted as a vote For or Against a Partnership's participation in the Consolidation or as an abstention in accordance with the instructions specified thereon or, if no instructions are given, such Interests will be counted as a vote in favor of the Consolidation. The written consent of a limited partner evidenced by his signed Proxy and Ballot approving the proposal may not be withdrawn once it is received by the General Partner. A limited partner who abstains or votes against the proposal may thereafter file a valid written approval by sending his signed Proxy and Ballot voting for the proposal.

     Reports to Limited Partners: The General Partner will furnish to the Unitholders annual reports of the Consolidated Partnership's operations, including financial statements. For further information see "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Records, Reports and Returns".

Dissenters' Rights; List of Partners

     Under the Plan of Consolidation the limited partners will be entitled to dissenters' rights, which are not provided to limited partners under Texas or New Jersey law or the Partnership Agreements. These rights give Interest holders the right to surrender their Interests for an appraised value in cash if they vote against the Consolidation and follow certain specified procedures. See "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Dissenters' Rights". However, if limited partners holding Interests representing more than 10% of the aggregate exchange value of all of the Partnerships that participate in the Consolidation exercise dissenters' rights, the General Partner may in its sole discretion, elect to cancel the Consolidation.

     A limited partner has the right to inspect and copy a list of the names and addresses of all of the other limited partners of the Partnership(s) in which he or she owns Interests at the principal office of the Partnership (which is the office of the General Partner in Kingwood, Texas) during normal business hours. On request, a copy of such list will, under certain circumstances, be furnished to any limited partner upon payment of reasonable reproduction and mailing costs. See "THE PROPOSED CONSOLIDATION--Partner Lists.

Tax Consequences of the Consolidation

     It is anticipated that no gain or loss will be recognized by a limited partner upon the transfer of his Partnership's assets in exchange for Units. Unitholders will be required to share disproportionately in deductions attributable to properties contributed to the Consolidated Partnership and to recognize disproportionate amounts of gain or loss on the sale of such properties to the extent of any difference between the fair market value and the adjusted tax basis of each property at the time of contribution. The effect of such allocations is to place each Unitholder in approximately the same position with respect to deductions, gain and loss relative to contributed properties as he would have been had the contributed property been purchased from the participating Partnership by the Consolidated Partnership. See "TAX ASPECTS--The Proposed Consolidation" and "--Participation in the Consolidated Partnership".

     The transactions involved in the proposed Consolidation may also be subject to the income or other tax laws of one or more states and other taxing jurisdictions and may result in an increase or decrease in the amount of state income taxes payable by a Unitholder with respect to future operations and an increase in the number of states in which taxes are owed by him. See "TAX ASPECTS--Other Tax Aspects".

Tax Consequences of the Exchange Offer

     It is anticipated that no gain or loss will be recognized by a limited partner upon the transfer of an Interest to the Consolidated Partnership in exchange for Units. Unitholders will be required to share disproportionately in income, gains, losses, and deductions of the Consolidated Partnership to account for any difference between the fair market value and adjusted basis of the Interests transferred to the Consolidated Partnership.

Costs of the Consolidation

     The costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships will be borne by the Consolidated Partnership if the Consolidation is effectuated, otherwise by the General Partner. The estimated amount of these costs is approximately $400,000 or approximately 2% of the aggregate exchange value in the Consolidated Partnership if all the Partnerships participate. Included are legal, accounting and engineering fees, printing and postage expenses, filing fees, a share of the Administrative Costs of the General Partner and its affiliates, and other costs. The General Partner estimates, however, that if all the Partnerships participate in the Consolidation, aggregate savings in reduced Direct, Administrative and Operating Costs will exceed $800,000 per year.

Selected Financial Data

     The following financial information of the Partnerships consists of historical selected financial data for the two years ended December 31, 1995 and 1994 and for the three months ended March 31, 1996 and 1995. The historical information is a summation of the individual Partnerships' selected financial data. Although the historical selected financial data for the three months ended March 31, 1996 and 1995 are unaudited, the General Partner believes that all material adjustments (which include only normal recurring accruals and adjustments) for fair presentations have been made. The results of operations for the three months ended March 31, 1996 and 1995 should not be considered indicative of results for annual periods. This information should be read in conjunction with the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships combined financial statements and related notes and "THE PROPOSED CONSOLIDATION--Management's Discussion and Analysis of Financial Condition and Results of Operations".

                       COMBINED ENEX LIMITED PARTNERSHIPS
                             SELECTED FINANCIAL DATA
           (Amounts in $000s Except per $500 Limited Partner Interest)


                                              Three Months Ended

                                                 March 31,          Year Ended December 31,
                                             --------------------   ----------------------
                                                1996        1995       1995        1994
                                             --------   ---------   --------    --------

Oil and gas sales...................       $   2,948   $   2,709   $  10,117   $  11,316
(Loss) from operations..............       $  (1,835)  $    (227)  $    (580)  $  (1,534)
Net (loss)..........................       $  (1,819)  $    (223)  $    (113)  $  (1,444)
Net (loss) per $500 Interest
  outstanding.................(Note 1)     $   (5.53)  $    (.68)  $    (.34)  $   (4.39)
Cash distributions per $500 Interest
  outstanding.................(Note 1)     $    1.93   $    1.20   $    5.78   $    7.09
Selected balance sheet data as of end of
  period:
Oil and gas properties-at cost......       $ 139,717   $ 152,208   $ 146,080   $ 152,026
Accumulated depreciation, depletion and
  amortization of oil and gas properties   $ 125,037   $ 132,088   $  128,512  $ 131,083
Total assets........................       $  17,181   $  22,297   $  20,009   $  23,168
Long-term obligations...............       $   2,178   $   2,968   $   2,291   $   2,858
Partners' capital:
  Limited Partners..................       $  11,765   $  15,638   $  14,320   $  16,340
  General Partner...................       $   1,742   $   1,591   $   1,665   $   1,543

- ------------------


     1. Based on the weighted average units outstanding during the period.

                      RISK FACTORS AND OTHER CONSIDERATIONS

The Proposed Consolidation

     In the General Partner's judgment, there are aspects of the proposed Consolidation that are favorable to the limited partners and aspects that are unfavorable. Limited Partners should be aware of all of the following:

     Risks in Determining Exchange Values: The principal risks a limited partner takes in approving the Consolidation are two-fold. First, his properties may have oil or gas reserves, or both, that are not now apparent to the Independent Experts or the General Partner. If that is the case, he will not receive full credit for his property interests in the Consolidated Partnership. Moreover, the aggregation of a Partnership's holdings in the Consolidated Partnership may reduce the possibility for extraordinary increases in value in the existing Partnerships. Second, future events may show that the exchange value formula itself operated to the disadvantage of his Partnership in relation to other Partnerships participating in the Consolidation. The effect would be to reduce his interest in the Consolidated Partnership compared to what he would have received under a different formula.

     However, the exchange valuation process is intended to take into account the various characteristics that might affect the value of the Partnerships' holdings. In the General Partner's judgment, this process provides a fair and reasonable basis for dividing and allocating the Units in the Consolidated Partnership. Greater exchange values are assigned with respect to holdings that are considered more valuable than other holdings but any process will necessarily fail, in some instances, to measure values accurately, and oil and gas reservoir engineering must be recognized as something less than an exact science. Other formulas or approaches to the valuation process, which might also be considered fair and reasonable, could yield materially different results. The assumptions and estimates used in the formula in valuing the assets for purposes of the Consolidation may turn out to be incorrect, or to have operated to the disadvantage of certain parties to the Consolidation. For example, after a period of production, certain reserves may be found to have been over or underestimated in the engineering studies. Price and cost estimates for particular periods may be too high or too low. A particular mix of oil and gas properties may benefit more from price increases than another mix; gas may benefit more from price increases than crude oil, or vice versa. Taxes may favor one product over another. See "TAX ASPECTS"--Possible Changes in Federal Tax Laws and Regulations". The price escalations and the discount rates employed in the formula may favor or disfavor longer-lived production compared to production with shorter lives, or highly leveraged Partnerships compared to Partnerships with lesser borrowings.

     The General Partner has endeavored to value the holdings of the various Partnerships as fairly as possible, but there can be no guaranty that it has succeeded in that effort. The assumptions that have been made may be erroneous and even if they are not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations on which they are based. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values."

     Changes in Distributions: The Consolidation, whether or not it results in savings in overhead or borrowing costs, is expected to have an effect on the distributions the limited partners of participating Partnerships will receive. A limited partner whose Partnership takes part in the transaction will in effect exchange one set of property interests with particular depletion and cash flow characteristics for a larger set of property interests with different depletion and cash flow characteristics. While the General Partner has sought and continues to seek to establish distributions at a sustainable level over a period of time, they are subject to change if net revenues are greater or less than expected. Because of anticipated liability repayment requirements and lower revenues resulting from normal production declines, certain Partnerships would not be able to sustain their current levels of distributions, irrespective of their participation in the Consolidation. Following the Consolidation, limited partners of most of the Partnerships will experience an increase in distributions over the amounts that would have been sustainable by their Partnerships while other limited partners will experience a reduction from such levels of distributions. See Table 15 in Appendix A. It is anticipated, however, that any such reductions in distribution levels will be offset by reductions in expenses over the longer period during which such distributions will be sustainable and/or the value to which such limited partners will be entitled upon the ultimate liquidation of the Consolidated Partnership.

     Failure to Return Signed Proxy and Ballot: Limited Partners who fail to complete, sign and return the accompanying Proxy and Ballot or otherwise fail to qualify for admission to the Consolidated Partnership as limited partners or who elect not to be so admitted will, if their Partnership(s) participates in the Consolidation, acquire the status of assignees of a limited partnership interest in the Consolidated Partnership. Such persons will not be entitled to vote their Units or to exercise the statutory rights of a limited partner or to present their Units for purchase by the Consolidated Partnership. As a result, such Unitholders may also find it extremely difficult to terminate their interests in the Consolidated Partnership if no market for the Units develops. Assignees of Units may, however, become limited partners of the Consolidated Partnership at any time by properly completing, signing and delivering to the General Partner a "Request for Admission as Limited Partner" form. See "THE PROPOSED CONSOLIDATION
- -- Terms of the Consolidation -- Request for Admission as Limited Partner" and "THE CONSOLIDATED PARTNERSHIP--Right of Presentment".

     Limited Liquidity: The Consolidated Partnership is not intended to be a publicly traded partnership, there is no public market for the Units and there may be no such market at any time. In order to preserve the tax treatment of the Consolidated Partnership, the General Partner reserves the right to refuse to recognize any transfer of Units that may have occurred on a "secondary market or the substantial equivalent thereof" within the meaning of applicable provisions of the Internal Revenue Code. Although the Units are otherwise freely transferable, with certain limited restrictions, a Unitholder cannot expect to be able readily to liquidate his investment in case of emergency. The transfer of Units by California and Missouri residents is subject to additional legal restrictions. See "THE CONSOLIDATED PARTNERSHIP-Transfer of Units" and "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships".

     Although purchase offers for Units to be made by the Consolidated Partnership will begin in 1997 for Units valued as of December 31, 1996, the Consolidated Partnership will not be obligated to purchase Units representing more than 15% of the aggregate purchase price of the Units in connection with any annual purchase offer (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" for the ability of the Consolidated Partnership to purchase such Units). If the Units are listed on a stock exchange or included for quotation on NASDAQ or a trading market for the Units otherwise develops (none of which events is anticipated to occur), such purchase offers will not be made at all. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment."

     Unrelated Business Taxable Income to Tax-Exempt Limited Partners. Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income to tax-exempt limited partners. Tax-exempt limited partners, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income to the extent unrelated business taxable income from all sources exceeds $1,000 per year. Although certain Partnerships (i.e., Income and Retirement Fund Partnerships) were designed to earn income that would not be characterized as unrelated business taxable income, the income earned by the Consolidated Partnership will consist primarily of unrelated business taxable income.
Nevertheless, it is anticipated by the General Partner, based upon its projections of the Consolidated Partnership's income, that no limited partner of an Income and Retirement Fund Partnership will receive allocations of unrelated business taxable income from the Consolidated Partnership in amounts exceeding the exempted amount of $1,000 per year. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners". In any event, limited partners will have the annual right to present their Units to the Consolidated Partnership for purchase at a formula price. See "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" below.

     ERISA - Plan Assets Regulations. The Department of Labor ("DOL") plan assets regulations indicate that the assets of a pooled investment vehicle such as the Consolidated Partnership will not be plan assets for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA") if the Consolidated Partnership is primarily engaged in the production or sale of a product or service other than the investment of capital or if equity participation in the Consolidated Partnership by individual retirement accounts and qualified retirement plans is less than 25%. The General Partner believes that the Consolidated Partnership will be an operating company and anticipates that the Consolidated Partnership will qualify under the 25% rule. There can be no assurance, however, that the Consolidated Partnership will meet the operating company or 25% test.
                                       16

     The DOL regulations also provide that "publicly-offered securities" which are "widely held" and "freely transferable" are not "plan assets." The Units are intended to qualify as "publicly-offered securities". The General Partner has obtained an opinion of Counsel that the Units will be "freely transferable" and believes that the Units otherwise satisfy the criteria for "publicly-offered securities". Accordingly, the Consolidated Partnership's assets will not be "plan assets" for ERISA purposes.

     Lack of Independent Review or Separate Representation: The General Partner has not retained an unaffiliated representative to act on behalf of the limited partners for purposes of negotiating the terms of the Consolidation. See "THE PROPOSED CONSOLIDATION-Method of Determining Exchange Values." No state or federal governmental authority has made any determination relating to the fairness of the Units for public investment or recommended or endorsed the Units. The Units will not receive the independent review customarily made when an unaffiliated selling agent offers securities to the public. The Partnerships, the Consolidated Partnership and the General Partner are not represented by separate counsel. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for these and other Affiliates of the General Partner. It is anticipated that such multiple representation will continue in the future. However, should there be a necessity in the future to negotiate or prepare contracts and agreements between the Consolidated Partnership and the General Partner for services other than those existing or contemplated on the effective date of this Prospectus/Proxy Statement, such agreements must comply with the Articles, which require, among other things, that such future contracts and agreements will provide that they may be terminated at the option of the Consolidated Partnership upon sixty days notice without penalty to the Consolidated Partnership. See "THE CONSOLIDATED PARTNERSHIP--Conflicts of Interest".

     Conflicts of Interest of the General Partner. The consideration to be received by the Partnerships in the Consolidation and the other terms of the Plan of Consolidation were determined by the General Partner, which has inherent conflicts of interest stemming from its various ownership percentages owned in each Partnership. The General Partner, as a partner in the Partnerships, will share in the favorable aspects of the Consolidation and in its costs in the same manner as the limited partners; however, because the General Partner holds differing amounts of Interests in the various Partnerships, it faces a conflict of interest in determining how to allocate costs and benefits among the Partnerships. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation, including Gruy's engagement, cannot remove the inherent conflicts of interest. The terms of the Consolidation may be inferior to those that could have resulted through negotiations with third-party bidders. See "THE PROPOSED CONSOLIDATION-Method of Determining Exchange Values" and "-Fairness of The Transaction" and "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues." The Consolidation will not increase the compensation of the General Partner although its interest in each separate Partnership's revenues will be blended into a single interest in the revenues of the Consolidated Partnership as described in "THE CONSOLIDATED PARTNERSHIP-Compensation" and "-Participation in Costs and Revenues."

     The Consolidation will not change the business plans of the Partnerships or increase the General Partner's obligations; it is already responsible, as the General Partner of the Partnerships, for payment of the indebtedness of each of the Partnerships. However, by reason of the fact that the reduced annual maximum obligation to purchase Units upon presentment will be borne by the Consolidated Partnership, the General Partner will be relieved of its commitment to purchase Interests pursuant to the Partnership Agreements of those Partnerships in Enex Oil & Gas Income Program II, Enex Oil & Gas Income Program III, Enex Oil & Gas Income Program IV, the Enex Income and Retirement Fund, and Enex 88-89 Income and Retirement Fund and Enex 90-91 Income and Retirement Fund that participate in the Consolidation. See "THE CONSOLIDATED PARTNERSHIP-Right of Presentment." The General Partner also faces conflicts of interest in connection with its future operation of the Consolidated Partnership similar to those it faces in connection with its operation of each of the Partnerships. See "THE CONSOLIDATED PARTNERSHIP - Conflicts of Interest."

     Changes  in  Voting  Power:   Any  limited   partner  taking  part  in  the
Consolidation will, in effect, exchange the interest he now holds in a Partnership for a much smaller interest in the much larger Consolidated Partnership. This will reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. Also, as is true for the limited partners of the thirty New Jersey Partnerships, the limited partners of the Consolidated Partnership may, by vote of a majority in interest, remove the General Partner (provided that such action will not adversely affect the tax status of the Consolidated Partnership or any of the limited partners) and may, by a vote of two-thirds in interest, approve or disapprove the selection of an additional or successor general partner. The Partnership Agreements of the four Texas Partnerships (i.e., the Partnerships formed in Enex Oil & Gas Income Program II), however, allow the limited partners to elect additional or successor general partners by a vote of a majority in interest but do not provide a right to vote on the removal of the General Partner. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership".

     Federal Income Tax Consequences: The General Partner has received an opinion of counsel that the Consolidation will be treated for federal income tax purposes as a transfer of assets by the participating Partnerships to the Consolidated Partnership in exchange for Units, followed by a liquidating distribution of such Units to the limited partners of the participating Partnerships. In general, such a transaction will not cause any gain or loss to be recognized by a limited partner unless existing Partnership liabilities exceed the sum of the adjusted tax basis in the transferred assets and the proportionate share of the Consolidated Partnership's liabilities after the Consolidation. It is not anticipated that any limited partners will recognize gain as a result of such excess liabilities. The opinion of counsel is not binding on the Internal Revenue Service (the "IRS").

     Unitholders will be required to share disproportionately in deductions attributable to properties contributed to the Consolidated Partnership and to recognize disproportionate amounts of gain or loss on the sale of such properties to the extent of any difference between the fair market value and the adjusted tax basis of each property at the time of contribution. The effect of such allocations is to place each Unitholder in approximately the same position with respect to deductions, gain and loss relative to contributed properties as he would have been had the contributed property been purchased from the participating Partnership by the Consolidated Partnership. See "TAX ASPECTS--The Proposed Consolidation" and "--Participation in the Consolidated Partnership".

     State Income Tax Consequences: The transactions involved in the proposed Consolidation may be subject to the income or other tax laws of one or more states and other taxing jurisdictions. In addition, because state income tax rates vary, the Consolidation of rights in a different set of oil and gas properties may result in an increase or decrease in the amount of state income taxes payable by a Unitholder with respect to future operations and an increase in the number of states in which taxes are owed by him. See "TAX ASPECTS--Other Tax Aspects". Limited partners should consult their personal tax advisers regarding the application and effect of such state tax laws.

The Consolidated Partnership

     The factors set forth below relate to holding Units of limited partnership interest in the Consolidated Partnership. These other factors also affect the limited partners' investments in the existing Partnerships and, in general, a limited partner who becomes a Unitholder in the Consolidated Partnership will not increase his exposure to these other risks.

     General Industry Risks: The Consolidated Partnership's business is affected by the general risks associated with the oil and gas industry. The availability of a ready market for oil and gas purchased, sold and produced by the Consolidated Partnership depends upon numerous factors beyond its control, the exact effects of which cannot be accurately predicted. These factors include, among other things, the level of domestic production and economic activity generally, the availability of imported oil and gas, action taken by foreign oil-producing nations, the availability of transportation capacity, the availability and marketing of other competitive fuels, fluctuating and seasonal demand for oil, gas and refined products and the extent of governmental regulation and taxation (under both present and future legislation) of the production, refining, transportation, pricing, use and allocation of oil, natural gas, refined products and substitute fuels. Accordingly, in view of the many uncertainties affecting the supply and demand for crude oil, natural gas and refined products, it is not possible to predict accurately either the prices or marketability of oil and gas produced from any property in which the Consolidated Partnership may acquire an interest. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities" below.

     Competition, Markets and Regulation. The oil and gas industry is intensely competitive in all phases and does not have high barriers to entry. There is also competition between the oil and gas industry and other industries in supplying the energy and fuel requirements of industrial, commercial, residential and other consumers. Hydrocarbon prices can be extremely volatile and since 1982 generally have been characterized by periods of weak demand and resulting excess total domestic and imported supplies. The unsettled nature of the energy market, highlighted by political and military events in the Middle East and elsewhere, and the unpredictability of action by OPEC members make it particularly difficult to estimate future prices of natural gas and oil. The oil and gas industry is subject to extensive regulation of natural gas distribution and the amounts of oil and gas which may be produced and sold, any or all of which are subject to change. In particular, the Consolidated Partnership's operations are affected significantly by laws and regulations at the federal, state and local levels regarding the protection of the environment. While the Partnerships believe they are in material compliance with such laws, ordinances and regulations, the nature of their operations is such that accidental violations can occur which would require significant expenditures to pay fines and the costs of remediation. See "THE CONSOLIDATED PARTNERSHIP--Competition, Markets and Regulation--Competition and Markets".

     Risks of Drilling for Oil and Gas. In some instances the Partnerships own undeveloped acreage upon which development wells may be drilled. In addition, during the productive lives of most oil and gas properties the reworking of wells will be required as a matter of normal operating practice to realize the full potential of the wells. The Consolidated Partnership reserves the right to participate in drilling or reworking activities on such properties. Drilling for oil and gas is speculative and involves substantial risks, including the risk of drilling unproductive wells, the risk of equipment failures and the risk of encountering impenetrable formations, water encroachments or unexpected pressures and other conditions which could result in a blowout. Reworking existing wells involves the risk that production may not be increased and that any increased production will not compensate the Consolidated Partnership for reworking costs. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Other Partnership Operations".

     Operating and Environmental Hazards. Hazards incident to the operation of oil and gas properties, such as accidental leakage, are sometimes encountered. Substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce the funds available for distribution or result in the loss of the Consolidated Partnership's properties. Although it is anticipated that customary insurance will be obtained, the Consolidated Partnership may be subject to liability for pollution and other damages due to hazards which cannot be insured against or have not been insured against due to prohibitive premium costs or for other reasons. Environmental regulatory matters also could increase the cost of doing business or require the modification of operations In certain areas. See THE CONSOLIDATED PARTNERSHIP"--Competition, Markets and Regulation--Environmental and Conservation Regulations".

     Absence of Dissenter's Rights. Unitholders will not be entitled to any statutory dissenters' or appraisal rights. Because limited partners generally act by majority vote, individual limited partners may be required to retain their Units even after a substantial amendment of the Articles or a sale of substantially all the assets of the Consolidated Partnership in exchange for securities of another company. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners".

     Indemnification of General Partner. Under certain circumstances and subject to certain conditions, the General Partner, its officers, directors, employees and affiliates will be indemnified by the Consolidated Partnership against certain liabilities. See "THE CONSOLIDATED PARTNERSHIP--Management--Fiduciary Obligations and Indemnification." Should the General Partner be successful in asserting a claim for indemnification against the Consolidated Partnership, its assets could be subject to substantial reduction. (See the Articles, Section 9.3.)

     Substitution of a New General Partner. The Articles permit the General Partner to transfer its interest and substitute as General Partner (a) another corporation in connection with a merger or consolidation or a transfer of all or substantially all of the assets of the General Partner under certain circumstances or (b) a parent or subsidiary of the General Partner. In connection with the General Partner's redemption of a controlling interest in its shares, on April 19, 1990, the General Partner transferred to its corporate parents all of its general and limited partner interests in Enex Program I Partners, L.P. and several other partnerships whose assets have since been sold. On

August 8, 1991 the General Partner reacquired these general and limited partner interests. These transactions are not likely to recur because the General Partner is now an independent corporation without a corporate parent. There is a risk, however, that if another corporation were ever substituted as the general partner of the Consolidated Partnership, the new general partner could operate the Partnership differently than would Enex Resources Corporation. Any such substitute general partner would, of course, be bound by all of the terms and conditions of the Articles.

     Borrowing. The Consolidated Partnership may seek to finance further development of producing properties by borrowing from third parties in limited amounts. While the use of borrowed funds is intended to increase the Consolidated Partnership's profits, such borrowing could have the effect of causing losses. There can be no assurance that any such financing can be arranged. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Financing".

     Conflicts of Interest. The General Partner and its affiliates are free to engage in oil and gas exploration and development for their own accounts and to sponsor programs for the formation of additional limited partnerships to engage in activities similar to those of the Consolidated Partnership and may engage in farmout transactions with the Consolidated Partnership. As a consequence, conflicts of interest between the Consolidated Partnership and the General Partner or such other partnerships may arise. While certain transactions between the General Partner or its affiliates and the Consolidated Partnership described in Section 9.2(i) of the Articles may occur on terms no less favorable than those which could be obtained from independent third parties, possible conflicts of interest may nevertheless result. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities" and "--Conflicts of Interest".

     Partnership Termination. Although the General Partner has never withdrawn from a Partnership, the General Partner may withdraw from the Consolidated Partnership upon 120 days prior written notice to the Unitholders, which notice will include information concerning the General Partner's nominee for election as substituted general partner. Such a withdrawal would cause the Consolidated Partnership's dissolution, unless the Unitholders who are limited partners elect a substituted general partner to continue the Consolidated Partnership's business. If the Consolidated Partnership is dissolved, the General Partner will attempt to sell all of the assets of the Consolidated Partnership and distribute the cash proceeds. Adverse tax consequences may result under such circumstances and the Consolidated Partnership may not be able to realize the full value of its assets. Such termination may occur if the General Partner determines it unprofitable to continue to operate the Consolidated Partnership. If any properties cannot be sold, the Unitholders will become owners of direct interests in such proper ties without limited liability in connection therewith and may have difficulties in coordinating their efforts to engage an operator to conduct well operations as well as in other respects. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership-Removal or Withdrawal of General Partner" and --"Dissolution" and "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership".

     Classification of the Consolidated Partnership. The General Partner will not apply for a ruling from the Internal Revenue Service that the Consolidated Partnership will, for federal income tax purposes, be taxed as a partnership. The Consolidated Partnership will rely on a favorable opinion of counsel that the Consolidated Partnership will be classified as a partnership for federal income tax purposes. Such opinion is not binding on the Internal Revenue Service or the courts. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Status". See "TAX ASPECTS--Possible Changes in Federal Tax Laws and Regulations".

     Allocations of Profits and Losses for Tax Purposes. Although the General Partner believes that the allocations of Consolidated Partnership income, gain, loss, deduction and credit set forth in the Agreement will be recognized for federal income tax purposes, the Internal Revenue Service may successfully challenge allocations to the Unitholders. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Deductions" and "--Allocations to Partners".

     Preparation and Audit of Tax Returns. The transmission of information concerning the Consolidated Partnership and its operations to the Unitholders may be delayed, requiring Unitholders to file requests for extensions of time within which to file their personal income tax returns. In addition, the federal income tax returns of the Consolidated Partnership may be audited by the Internal Revenue Service, which could result in an audit of the federal income tax returns of the Unitholders. Any such audit of the Unitholders' tax returns could result in adjustments of items not related to the Consolidated Partnership as well as items related to the Consolidated Partnership. Unitholders may also incur expenses in contesting adjustments to the income tax returns of the Consolidated Partnership. See "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Returns, Audits and Tax Shelter Registration".

                           THE PROPOSED CONSOLIDATION

     The General Partner is proposing the Consolidation in order to combine the operations of the Partnerships. The General Partner has formed the Consolidated Partnership under the New Jersey Uniform Limited Partnership Law (1976) with itself as the sole general partner. The Consolidated Partnership's business will be to accept the assets and liabilities, except for amounts payable to the General Partner, of the existing Partnerships and to own, operate, exchange, purchase and sell interests in producing oil and gas properties and undeveloped leasehold interests (properties will be considered for purchase only if their acquisition is necessary in order to protect the Consolidated Partnership's interest in properties already owned), and to produce, process, transport and sell oil and gas. The Consolidated Partnership may not engage in exploratory drilling activities but may drill replacement, secondary or tertiary recovery, acceleration or other similar wells and may engage in development drilling projects. Participation in the Consolidation by all of the Partnerships would result in the Consolidated Partnership being formed with assets having an aggregate exchange value of $17,130,128 (see Table A: Consolidation Schedule--Composition of Exchange Values in "--The Consolidation Schedule" below).

Partnerships Subject to Consolidation

     This Prospectus/Proxy Statement is being furnished to the limited partners of each of the Partnerships listed below in connection with the solicitation by the General Partner of proxies for Meetings of limited partners of the Partnerships described in the accompanying Notice of Special Meetings of Limited Partners (the "Notice").

                                The Partnerships

                                                         Number of        Number of Limited
                                                     Limited Partners    Partner Interests*

Enex Program I Partners, L.P.............................  4,734            193,629
Enex Oil & Gas Income Program II-7, L.P..................    443              8,870
Enex Oil & Gas Income Program II-8, L.P..................  1,299              5,863
Enex Oil & Gas Income Program II-9, L.P..................  1,236              3,109
Enex Oil & Gas Income Program II-10, L.P.................  1,364              3,916
Enex Oil & Gas Income Program III, Series 1, L.P.........    940              2,978
Enex Oil & Gas Income Program III, Series 2, L.P.........  1,195              4,270
Enex Oil & Gas Income Program III, Series 3, L.P.........  1,172              6,410
Enex Oil & Gas Income Program III, Series 4, L.P.........    395              5,410
Enex Oil & Gas Income Program III, Series 5, L.P.........  1,768             10,797
Enex Oil & Gas Income Program III, Series 6, L.P.........  1,468              6,340
Enex Oil & Gas Income Program III, Series 7, L.P.........  1,377              4,527
Enex Oil & Gas Income Program III, Series 8, L.P.........  1,549              7,196
Enex Oil & Gas Income Program IV, Series 1, L.P..........  1,363              6,472
Enex Oil & Gas Income Program IV, Series 2, L.P..........  1,400              4,938
Enex Oil & Gas Income Program IV, Series 4, L.P..........    431              2,520
Enex Oil & Gas Income Program IV, Series 5, L.P..........    824              4,561
Enex Oil & Gas Income Program IV, Series 6, L.P..........    723              4,326
Enex Oil & Gas Income Program IV, Series 7, L.P..........    807              5,021
Enex Oil & Gas Income Program V, Series 1, L.P...........    448              4,529
Enex Oil & Gas Income Program V, Series 2, L.P...........    569              2,972
Enex Oil & Gas Income Program V, Series 3, L.P...........    710              2,020
Enex Oil & Gas Income Program V, Series 4, L.P...........    364              2,954
Enex Oil & Gas Income Program V, Series 5, L.P...........    523              2,463
Enex Oil & Gas Income Program VI, Series 1, L.P..........    427              2,021
Enex Income and Retirement Fund, Series 1, L.P...........    189              2,736
Enex Income and Retirement Fund, Series 2, L.P...........    152              2,884
Enex Income and Retirement Fund, Series 3, L.P...........    143              2,988
Enex 88-89 Income and Retirement Fund, Series 5, L.P.....    208              2,300
Enex 88-89 Income and Retirement Fund, Series 6, L.P.....    204              2,067

                                       22


Enex 88-89 Income and Retirement Fund, Series 7, L.P.....    250              3,089
Enex 90-91 Income and Retirement Fund, Series 1, L.P.....    278              2,975
Enex 90-91 Income and Retirement Fund, Series 2, L.P.....    218              2,020
Enex 90-91 Income and Retirement Fund, Series 3, L.P.....    228              2,175
- ------------------


 *The aggregate amount of the limited partners' initial subscriptions divided by $500.

     The address of each Partnership is c/o Enex Resources Corporation, Three Kingwood Place, Suite 200, 800 Rockmead, Kingwood, Texas 77339.

     The single matter to be considered at each meeting of limited partners is whether their Partnership should approve and participate in the Consolidation. The Consolidated Partnership will then continue on a combined basis the businesses of all of the Partnerships that take part in the transaction. The limited partners of the participating Partnerships will become Unitholders of the Consolidated Partnership. Because the matter to be considered is the same for each of the Partnerships, the Meetings of Limited Partners have been combined and will be held at the same time and place. The Meetings may be adjourned from time to time by the General Partner for any reason.

     All of the Partnerships are New Jersey limited partnerships except for four partnerships, Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9, L.P., and Enex Oil & Gas Income Program II-10, L.P., which are Texas limited partnerships. All of the Partnerships have completed their purchases of producing properties. Information regarding the Partnerships' producing oil and gas properties is contained in Appendix A to this Prospectus/Proxy Statement in Tables 6 through 11.

     A copy of the Articles of Limited Partnership of the Consolidated Partnership (the "Articles") is attached as Appendix B to this Prospectus/Proxy Statement. For a discussion of some of the provisions of the Articles, see "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership".

Selected Financial Data

     The following financial information concerning the Partnerships consists of historical selected financial data for the two years ended December 31, 1995 and 1994 and for the three months ended March 31, 1996 and 1995. The historical information is a summation of the individual Partnerships' selected financial data. Although the historical selected financial data for the three months ended March 31, 1996 and 1995 are unaudited, the General Partner believes that all material adjustments (which include only normal recurring accruals and adjustments) for fair presentations have been made. The results of operations for the three months ended March 31, 1996 and 1995 should not be considered indicative of results for annual periods. This information should be read in conjunction with the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships combined financial statements and related notes.

                       COMBINED ENEX LIMITED PARTNERSHIPS
                             SELECTED FINANCIAL DATA
           (Amounts in $000s Except per $500 Limited Partner Interest)

                                         Three Months Ended
                                               March                    Year Ended December 31,

                                               1996         1995           1995          1994
                                             --------     -------        --------       ------

Oil and gas sales..........................  $  2,948    $    2,709     $  10,117     $  11,316
(Loss) from operations.....................  $ (1,835)   $     (227)    $    (580)    $  (1,534)
Net (loss).................................  $ (1,819)   $     (223)    $    (113)    $  (1,444)
Net (loss) per $500 Interest
  outstanding...................(Note 1)     $  (5.53)   $     (.68)    $    (.34)    $   (4.39)
Cash distributions per $500 Interest
  outstanding...................(Note 1)     $   1.93    $     1.20     $    5.78     $    7.09
Selected balance sheet data as of end of
  period:
Oil and gas properties-at cost.............  $139,717    $  152,208     $ 146,080     $ 152,026
Accumulated depreciation, depletion and
  amortization of oil and gas properties ..  $.125,037   $  132,088     $ 128,512     $ 131,083
Total assets...............................  $ 17,181    $   22,297     $  20,009     $  23,168
Long-term obligations......................  $  2,178    $    2,968     $   2,291     $   2,858
Partners' capital:
  Limited Partners.........................  $ 11,765    $   15,638     $  14,320     $  16,340
  General Partner..........................  $  1,742    $    1,591     $   1,665     $   1,543
- ------------------


     1. Based on the weighted average units outstanding during the period.

Management's Discussion and Analysis of Financial Condition and Results of Operations

     General: This discussion should be read in conjunction with the financial statements and the notes thereto included in this Prospectus/Proxy Statement.

     Results of Operations: Oil and gas sales were 10,117,119 in 1995 as compared to 11,315,601 in 1994. This represents a decrease of $1,198,482 or 11%. Oil sales decreased by $195,808, or 3% from $7,287,329 in 1994 to $7,091,513 in
1995. A 3% decrease in oil production reduced sales by $191,397 while a slight decrease in the average oil sales price reduced sales by an additional $4,411. Gas sales decreased by $1,002,764 or 25% from $4,028,280 in 1994 to $3,025,606 in 1995. A 17% decrease in the average gas sales price reduced sales by $608,634. A 10% decrease in gas production reduced sales by an additional $394,040. The changes in average sales prices correspond with changes in the overall market for the sale of oil and gas. The slight decrease in oil production was primarily the result of natural production declines, partially offset by the purchase of the McBride acquisition, a drilling of a replacement well on the Charlotte acquisition and the successful recompletion of a well on the Speary acquisition. The decrease in gas production was due to natural production declines, partially offset by the procurement of an additional interest from a farmout in the Barnes Estate acquisition, which achieved payout, a successful workover on the Lake Decade acquisition and the successful recompletion of a well on the Speary acquisition.

     Oil and gas sales were $2,947,847 in the first three months of 1996 as compared to $2,709,265 in the first three months of 1995. This represents an increase of $238,582 or 9%. Oil sales increased by $74,080 or 4% from $1,916,620 in the first three months of 1995 to $1,990,700 in the first three months of 1996. A 14% increase in the average oil sales price increased sales by $249,821. This increase was partially offset by a 9% decrease in oil production. Gas sales increased by $164,502 or 21% from $792,645 in the first three months of 1995 to $957,147 in the first three months of 1996. A 29% increase in the average gas sales price increased sales by $216,442. This increase was partially offset by a 7% decrease in gas production. The changes in average sales prices correspond with changes in the overall market for the sale of oil and gas. The decreases in oil and gas production were primarily the result of natural production declines, partially offset by enhanced recovery techniques utilized on the Concord acquisition and the procurement of additional interest in the Barnes Estate acquisition from a farmout which achieved payout in the first quarter of 1995.

     Lease  Operating   Expenses.   Lease  operating   expenses  decreased  from
$4,613,177  in 1994 to  $4,312,449  in 1995.  The decrease of $300,728 or 7% was primarily the result of the lower production noted above.

     Lease operating expenses decreased to $1,112,959 in the first three months of 1996 as compared to $1,203,630 in the first three months of 1995. The decrease of $90,671 or 8% was primarily due to the lower production, noted above.

     Direct and Administrative Costs. Direct and Administrative Costs decreased to $2,066,379 in 1995 from $2,349,526 in 1994. This represents a decrease of $283,147 or 14%. This decrease was primarily a result of a $264,192, or 13% decrease in allocated expenses. The lower amount allocated by the General
Partner was primarily the result of lower employee compensation and legal expenses incurred by the General Partner.

     Direct and Administrative expenses decreased to $533,010 in the first three months of 1996 from $551,353 in the first three months of 1995. The decrease of $18,343 or 3% was due to a $106,044, or 18% decrease in Administrative Costs allocated by the General Partner, partially offset by a $87,701 increase in Direct Costs. The decrease in allocated Administrative Costs was primarily a result of overhead cost reductions by the General Partner in 1996. The increase in Direct Costs was primarily due to a return of tax preparation fees to their normal level.

     Depreciation, Depletion and Amortization: Depreciation, depletion and amortization (DD&A) expense decreased to $3,748,723 in 1995 from $4,955,008 in 1994. This represent a decrease of $1,206,285 or 24%. The changes in production, noted above, reduced DD&A by $294,025. A 20% decrease in the depletion rate reduced DD&A by an additional $912,260. The decrease in the depletion rate was primarily the result of upward revisions of the oil and gas reserves in December 1995, coupled with a lower property basis resulting from the recognition of $971,936 of impairments during December 1994.

     Depreciation, depletion and amortization expense decreased to $668,161 in the first three months of 1996 as compared to $1,033,535 in the first three months of 1995. This represents a decrease of $365,374 or 35%. A 30% decrease in the depletion rate reduced DD&A by $280,547. The changes in production, noted above, reduced DD&A by an additional $84,827. The decrease in the depletion rate was primarily the result of upward revisions of the oil and gas reserves in December 1995, coupled with a lower property basis resulting from the recognition of an impairment of property totaling $2,315,081 in the first quarter of 1996.

     Impairment of Properties: The Financial Acounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long- Lived Assets to be Disposed Of", which requires certain assets to be reviewed for impairment whenever circumstances indicate the carrying amount may not be recoverable. This SFAS 121 was implemented in the first quarter of 1996 resulting in a total non-cash impairment provision of $2,315,081 for certain oil and gas properties due to market indications that the carying amounts were not fully recoverable.

     In 1994, non-cash write-downs totalling $971,936 were made. The write-downs were computed as the excess of the net capitalized costs over the undiscounted future net revenue from proved oil and gas reserves.

     Liquidity and Capital Resources: At March 31, 1996 the Partnerships had all completed their producing property purchasing activities. Thus, the primary activity of the Consolidated Partnership will be to recover the reserves acquired and distribute to the Unitholders the net proceeds realized from the production of oil and gas. While the General Partner has sought and continues to seek to establish distributions at a sustainable level over a period of time, they are subject to change if net revenues are greater or less than expected. As such, anticipated
                                       25
debt repayment requirements can be expected to cause those Partnerships with debt to reduce their current levels of distributions in the absence of a consolidation.

     On a combined basis, the working capital of the Partnerships improved to $959,016 at March 31, 1996 from $650,016 at December 31, 1995 and a deficit of $351,396 at December 31, 1994. This improvement was primarily the result of the Partnerships paying down debt in 1995 and 1996. At March 31, 1996, the Partnerships' combined current ratio was 1.64 and long-term debt totaled $2,177,819.

The Consolidation Schedule

     Each participating Partnership will receive a number of Units based upon the exchange value of its net assets . The exchange values for the Consolidation were calculated by the General Partner based upon engineering estimates of Partnership reserves prepared by H.J. Gruy and Associates, Inc., an independent petroleum engineering firm ("Gruy"). In determining these estimates, Gruy applied certain assumptions regarding price and cost escalations. Estimates of future net revenues thereby obtained were then discounted for time and risk. Other assets less liabilities were also included as adjusted for estimated operations through March 31, 1996. Table A below shows the exchange value for each Partnership. See "--Method of Determining Exchange Values".

     Following its receipt of such Units, each participating Partnership will be dissolved and the limited partners and the General Partner of each participating Partnership will receive, as a liquidating distribution, Units in accordance with the termination and dissolution provisions of its Partnership Agreement, as amended (see Appendix D). Units received by limited partners of the Partnerships (including the General Partner with respect to Interests which it holds) will represent limited partnership interests of the Consolidated Partnership and the Units, if any, received by the General Partner in its capacity as general partner will represent general partnership interests of the Consolidated Partnership.

     The Proxy and Ballot enclosed with each limited partner's copy of this Prospectus/Proxy Statement shows (i) his percentage interest as a limited partner in each Partnership on the record date for the Consolidation, and (ii) the exchange value of each such Partnership. See "--Method of Determining Exchange Values".

                                     TABLE A

             CONSOLIDATION SCHEDULE - COMPOSITION OF EXCHANGE VALUES

                                                 Fair Market Value                                Changes in
                                                 of Proved Oil and   Other Assets                 Payabe to       Total
                                                 Gas Reserves as of  Less          Distributions  General       Exchange
Partnership                                       March 31, 1996     Liabilities    From 3/31/96  Partner        Value
- -----------                                      -----------------  -------------  ------------                  -------

Enex Program I Partners, L.P.                         4,281,521     $  809,571                               $ 5,091,092

Enex Oil & Gas Income Program II-7, L.P.                845,159         55,352                                   900,511
Enex Oil & Gas Income Program II-8, L.P.                646,981         41,476                                   688,457
Enex Oil & Gas Income Program II-9, L.P.                385,609         25,830                                   411,439
Enex Oil & Gas Income Program II-10, L.P.               486,203         33,795                                   519,998

Enex Oil & Gas Income Program III-Series 1, L.P.        293,613         16,533                                   310,146
Enex Oil & Gas Income Program III-Series 2, L.P.        420,430         23,938                                   444,368
Enex Oil & Gas Income Program III-Series 3, L.P.        639,267         42,708                                   681,975
Enex Oil & Gas Income Program III-Series 4, L.P.        239,819          1,876                                   241,695
Enex Oil & Gas Income Program III-Series 5, L.P.        235,959         37,626                                   273,585
Enex Oil & Gas Income Program III-Series 6, L.P.        273,635         30,551                                   304,186
Enex Oil & Gas Income Program III-Series 7, L.P.        190,322         24,698                                   215,020
Enex Oil & Gas Income Program III-Series 8, L.P.        226,191         48,854                                   275,045

Enex Oil & Gas Income Program IV-Series 1, L.P.         146,001         31,083                                   177,084
Enex Oil & Gas Income Program IV-Series 2, L.P.         104,105         28,677                                   132,782
Enex Oil & Gas Income Program IV-Series 4, L.P.         170,807         17,622                                   188,429
Enex Oil & Gas Income Program IV-Series 5, L.P.         234,515         31,399                                   265,914
Enex Oil & Gas Income Program IV-Series 6, L.P.         155,644         28,263                                   183,907
Enex Oil & Gas Income Program IV-Series 7, L.P.         281,993        (13,398)                                  268,595

Enex Oil & Gas Income Program V-Series 1, L.P.          282,297          7,808                                   290,105
Enex Oil & Gas Income Program V-Series 2, L.P.          202,024          7,245                                   209,269
Enex Oil & Gas Income Program V-Series 3, L.P.          190,801          6,785                                   197,586
Enex Oil & Gas Income Program V-Series 4, L.P.          858,968         86,335                                   945,303
Enex Oil & Gas Income Program V-Series 5, L.P.          673,595         85,783                                   759,378

Enex Oil & Gas Income Program VI-Series 1, L.P.         540,925         18,031                                   558,956

Enex Income and Retirement Fund-Series 1, L.P.          238,745         18,614                                   257,359
Enex Income and Retirement Fund-Series 2, L.P.          267,512         24,003                                   291,515
Enex Income and Retirement Fund-Series 3, L.P.          170,472         26,177                                   196,649

Enex 88-89 Income and Retirement Fund-Series 5, L.P.     85,131         14,020                                    99,151
Enex 88-89 Income and Retirement Fund-Series 6, L.P.    117,657         10,314                                   127,971
Enex 88-89 Income and Retirement Fund-Series 7, L.P.    331,215         17,522                                   348,737

Enex 90-91 Income and Retirement Fund-Series 1, L.P.    405,979         23,088                                   429,067
Enex 90-91 Income and Retirement Fund-Series 2, L.P.    189,679         18,071                                   207,750
Enex 90-91 Income and Retirement Fund-Series 3, L.P.    546,373         90,731                                   637,104
                                                        -------     ----------                                 ----------
TOTAL                                                15,359,147      1,770,981              0                 17,130,128
                                                     ==========      =========    ===========                 ==========

Method of Determining Exchange Values

     Proved Oil and Gas Reserves: For each Partnership property, Gruy, independent engineering consultants, estimated as of December 31, 1995, the recoverable units of oil and gas and the undiscounted and discounted future net revenues by year commencing January 1, 1996 and continuing through the estimated productive lives of the properties. A summary of each Partnership's property acquisitions and quantitative information regarding each Partnership's oil and gas reserves is included in "THE CONSOLIDATED PARTNERSHIP--Proposed Activities--Description of Properties" and Tables 8 and 9 below. Certain oil and gas property reserve information is also included in Tables 6, 7 and 16 in Appendix A. Included in this information are the reserve valuations of the properties of each Partnership prepared by Gruy. Gruy has been preparing reserve estimates for each of the Partnerships' oil and gas reserves since the inception of each Partnership's operations. Gruy was selected by the General Partner for this task based upon its reputation, experience and expertise in this area. Gruy is an international petroleum consulting firm with offices in Houston and
Dallas, Texas. Gruy's staff includes petroleum engineers and geology consultants. Services they provide include reserve estimates, fair value appraisals, geologic studies, expert witness testimony and arbitration. In 1995 and 1994, the Partnerships paid Gruy a total of $40,531 and 39,854, respectively, in fees for annual reserve report valuations. In 1996, the Partnerships paid Gruy a total of $40,703 for the valuations described in this Prospectus/Proxy Statement. In addition, Gruy has received aggregate compensation from the General Partner and other limited partnerships of which Enex is the general partner during the past two years in the amount of $131,692. The limited partners should be aware that the reserves estimated by Gruy include, in certain cases, estimates of proved undeveloped reserves as well as developed reserves, both producing and nonproducing, and, in any event, are estimates only and should not be construed as being exact amounts. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation--Risks in Determining Exchange Values". Exchange values for the Consolidation were calculated by the General Partner utilizing Gruy's fair market valuations of the proved oil and gas reserves.

     According to Gruy, for the estimation of the fair market value of oil and gas properties, there are basically two approaches; namely, the income approach and the market data approach. The income approach requires the estimation of reserves, identification of their categories (proved, probable and possible), a detailed cash flow projection and the proper application of risk factors. The market data approach utilizes comparable sales of properties in the area. The fair market value was estimated using the income approach as opposed to the market data approach because it is difficult to identify sales of oil and gas properties that are comparable in net reserves, product prices, location, operating expenses and operator expertise. For the proved producing properties, the estimated discounted future net revenue was reduced to a fair market value by multiplying by a suitable fraction that accounts for the risk associated with such an investment. For proved developed non-producing reserves, a suitable risk factor was applied and the present value of the capital investment required to initiate production was subtracted from that value. This approach assumes that the capital is invested with certainty and the resulting cash flow stream is burdened with the uncertainty.

     Gruy estimated each Partnership's oil and gas reserves, applied certain assumptions described below regarding price and cost escalations, applied a 10% discount factor for time and various discount factors for risk, location, type of ownership interest, operational characteristics and other factors as follows:
Gruy applies a discount factor to all proved developed oil and gas reserves, including all of the Partnership properties, to reflect the risk inherent in estimating such reserves and that associated with an investment therein. Gruy further discounts the value of oil and gas reserves to the extent it determines appropriate based on its consideration of the particular location, type of interest, category of reserves and operational characteristics of such reserves.

     Working Interest and Net Profits Interest Ownership: The risk factors applied to proved producing reserves ranged from a low of 19.5% to a high of 33.5%. For the proved nonproducing reserves, the risk factors ranged from a low of 33% to a high of 67%. For the undeveloped reserves, the risk factors ranged from 61.5% and 78.6%.

     Overriding Royalty Interest Ownership: The risk factors applied to proved producing reserves ranged from 25% to 50.9%. For proved nonproducing reserves, the factors ranged from 35% to 82.5%.

     No fair market value was assigned to probable or possible categories of reserves. Gruy allocated the estimates among the Partnerships on a pro rata basis in accordance with their respective ownership interest in each of the properties evaluated. See Table 17 in Appendix A. The amounts so determined were then adjusted by the General Partner to take into account estimated sales of oil and gas produced during the period January 1 through March 31, 1996.

     Future net revenues were estimated by Gruy using an oil price of $18.00 per barrel and gas prices ranging from $.70 to $3.05 per mcf as supplied by the General Partner, such gas prices representing average prices received over the last 12 months in each field or property. Future operating costs and capital expenditures were estimated by the General Partner and utilized by Gruy in the future cash flow estimates. Prices and costs were escalated as follows: Oil prices were escalated 5.2% in 1997, 5.0% in 1998, 4.3% in 1999 and 3.2% in 2000
and 3.3% each year thereafter to a maximum of $30.69 per barrel. Natural gas prices were escalated 7.2% in 1997, 7.3% in 1998, 4.2% in 1999, and 3.0% each year thereafter to a maximum of $3.80 per thousand cubic feet. Operating expenses and future capital investments were escalated at the rate of 3.0% per year until the year in which the primary product reached its maximum price.

     The present worth of the total future revenues attributable to plant products resulting from the processing of natural gas in gas processing plants in which certain Partnerships hold interests is included in proved oil and gas reserves. Natural gas liquids prices were escalated in the same manner as oil prices.

     There can be no assurance that actual prices to be received in the future will be consistent with the assumptions described above, including the maximum oil and gas prices. It should be noted that at January 1, 1996 the estimated average prices of oil and gas sold by the Partnerships were approximately $19.00 barrel and $2.05 per thousand cubic feet, respectively.

     Upon written request by a limited partner or his representative who has been so designated in writing, a copy of Gruy's report will be sent, without charge, by the General Partner. Requests should be addressed to Robert E. Densford, Vice President-Finance, Secretary & Treasurer, Enex Resources Corporation, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.

     No Other Property Values: The General Partner has not assigned exchange values to additional oil and gas that may be recoverable from such sources as undrilled well locations where geological and engineering data indicate (but are not considered to prove) the existence of formations that, if and when drilled, may be productive.

     Other Assets Less Liabilities: The General Partner's calculation of the exchange values shown for the remaining Partnership assets (called "other assets less liabilities") is derived from the Partnerships' balance sheets as of March 31, 1996 and includes, among other things, cash and short-term investments, oil and gas sales receivables, prepaids and other assets, less liabilities, as adjusted for distributions after March 31, 1996.

     Indebtedness to the General Partner: All but two of the Partnerships have notes and/or accounts receivable payable to the General Partner, typically for unreimbursed expenses paid by the General Partner on such Partnership's behalf. In order to eliminate this indebtedness and to permit the Consolidated Partnership to operate on a debt-free basis following the Consolidation, the General Partner is contributing its accounts and notes receivable from the Partnerships to the Consolidated Partnership in exchange for Units. In calculating exchange values, the amount of indebtedness owed by each Partnership to the General Partner was added to the exchange value of its net assets and allocated to the account of the General Partner. See Table 13 in Appendix A. Thus the Units to be received by each Partnership upon consummation of the Consolidation will include a number of Units attributable to the indebtedness to the General Partner being canceled. These Units will be distributed to the General Partner at the same time that the Units received in exchange for Interests are distributed to limited partners (including the General Partner with respect to the Interests it owns). In the absence of this exchange of indebtedness for Units, the Consolidated Partnership would have to assume, if all Partnerships participate in the Consolidation, $2.9 million of indebtedness to the General Partner. Moreover, the General Partner will actually be exchanging its superior interest as a creditor of the participating Partnerships for an interest (i.e., Units) that is pari passu with the interests of the Unitholders of the Consolidated Partnerships.

Background and Alternatives to the Consolidation

     In the fall of 1995, the General Partner began evaluating the Partnerships to determine how they could be operated more efficiently and economically for the benefit of all of their partners. In December of 1985, the General Partner had consolidated the twelve separate oil and gas limited partnerships formed in the Enex Oil and Gas Income Program I into the single Partnership, Enex Program I Partners, L.P. The General Partner estimates that this consolidation has saved the limited partners of that Partnership an aggregate amount in excess of $5 million in reduced Administrative Costs.

     In light of the savings achieved by the earlier consolidation, the Board of Directors of the General Partner (the "Board"), at a meeting held in December of 1995, discussed a possible consolidation of the Partnerships, and authorized and directed the management of the General Partner to investigate the costs and benefits of a potential consolidation and the alternatives thereto and report their findings to the Board.


     o Overhead and Operating Costs: The General Partner believes that the Consolidation will result in substantial economies of operation and savings in Direct, Administrative, and Operating Costs, particularly in the areas of audit and accounting services, bookkeeping and data processing, and property record maintenance. Management of the General Partner estimates that in the absence of the proposed Consolidation, the separate Partnerships would incur a combined total of approximately $1,900,000 of Administrative Costs each year, but that if all Partnerships were to participate in the proposed Consolidation, the Administrative Costs of the Consolidated Partnership would be reduced to $1,100,000 per year as a result of simplified managerial and administrative requirements.

     Other benefits of the proposed Consolidation to the limited partners considered by the General Partner include the following:

     o Diversification of Interests: Limited partners who take part in the Consolidation will exchange their indirect interests in the business and properties of their separate Partnerships for indirect interests in the business and properties of the Consolidated Partnership. The participating Partnerships now hold interests in from 1 to 12 acquisitions and in a number of wells ranging from 8 to 10,946 gross wells per Partnership. After the Consolidation, if all Partnerships participate, a limited partner will hold an interest, proportionately reduced on the basis of relative exchange values, in 48 acquisitions containing approximately 12,320 gross wells. In addition, certain Partnerships own interests in other assets, such as gas processing plants, which other Partnerships do not.

     The General Partner believes that greater diversity in property holdings will lessen dependence upon any single property or type of property. It will reduce the risk that failure of any one property to perform as expected, or adverse price changes or other matters affecting one type of property, will materially reduce the value of a limited partner's interest. See, however, "RISK FACTORS AND OTHER CONSIDERATIONS-The Proposed Consolidation-Risks in Determining Exchange Values." The greater the number of properties in which interests are held, the lower the risks of holding the investment. Certainty and predictability of operations, and consequently of distributions to the Partners, may be similarly enhanced.

     o Expanded Reserve Base: Currently, the individual Partnerships' oil, condensate and natural gas liquids reserve base ranges from 3.7 thousand barrels to 484 thousand barrels. The range for natural gas reserves is zero in some partnerships to 4.8 billion cubic feet in one Partnership. At January 1, 1996, the discounted value of these reserves ranged from a low of $137,000 to a high of $5.9 million.

     The reserve base for the Consolidated Partnership, assuming all Partnerships participate, will be expanded to 2.1 million barrels of oil, condensate and natural gas liquids and 12.8 billion cubic feet of gas. This represents 4.26 million equivalent barrels of oil using a conversion ratio of 6 mcf of gas to 1 barrel of oil. The combined value of these reserves at January 1, 1996, was estimated to be $22.9 million. See Tables 6 and 7 in Appendix A.

     The expanded size, both in oil and gas reserves and in the future value of these reserves, will strengthen the ownership position of the limited partners, particularly since many Partnerships own small interests in the same properties. The combined ownership position will provide both increased strength and flexibility in future negotiations with oil and gas purchasers and in the participation of reserve enhancement projects in which, in some cases, the individual Partnerships would not otherwise be able to participate. Negotiations in the future sale of properties will also be strengthened. Marginal properties can be sold without a material effect on cash flow. Overall, the Consolidated Partnership will be able to compete in larger markets with the stronger, combined asset base.

     o Working  Capital  and Debt:  The  General  Partner  is  contributing  its accounts and notes receivable from the Partnerships for Units in the Consolidated Partnership. As a result, the Consolidated Partnership will have essentially no debt and substantially greater working capital than the Partnerships would have on a combined basis or on an individual basis. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities".

     o General Partner's Interest at Payout: The Partnership Agreements provide that the General Partner's interest will increase from 10% to 15% upon payout to the limited partners. However, only two of the Partnerships are expected to reach payout within the next 5 years, unless oil and gas prices were to double. Nevertheless, the General Partner has decided to relinquish its right to receive this increase in its share of participating Partnerships' revenues after payout. Accordingly, the General Partner's share of Consolidated Partnership revenues and costs will not increase as it should upon payout on an individual Partnership basis. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues".

     o Elimination of Conflicts: By its nature, the formation of an oil and gas partnership by a company engaged in the oil and gas business involves conflicts of interest which cannot be totally eliminated. However, the General Partner believes that many conflicts of interest that arise from Partnership operations should be eliminated by the Consolidation. For example, the Consolidation will eliminate conflicts among the participating Partnerships, although it will not affect potential conflicts between the Consolidated Partnership and non-participating Partnerships.

     Against these benefits, the General Partner considered the costs of the Consolidation. The costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships will be borne by the Consolidated Partnership if the Consolidation is effectuated, otherwise by the General Partner. The estimated amount of these costs is approximately $400,000 or approximately 2% of the aggregate exchange value in the Consolidated Partnership if all the Partnerships participate. Included are legal, accounting and engineering fees, printing and postage expenses, filing fees, a share of the Administrative Costs of the General Partner and its affiliates, and other costs. The General Partner estimates that if all the Partnerships participate in the Consolidation, aggregate savings in reduced Direct, Administrative and Operating Costs will exceed $800,000 per year.

     Because the savings likely to be generated by the Consolidation would substantially exceed its costs and in light of the other benefits of the Consolidation set forth above, the General Partner determined that a consolidation of all the Partnerships would be more beneficial to the Partnerships and the limited partners than the continuation of such Partnerships as individual entities.

     The General Partner also considered as an alternative to the proposed Consolidation, dissolving and liquidating some or all of the Partnerships. The General Partner determined that the proposed Consolidation would provide the limited partners of each Partnership with greater benefits than the dissolution and liquidation of their Partnerships for several reasons. The General Partner believes that the Partnerships will realize greater value from their properties over the long term by operating them on a combined basis through the Consolidated Partnership and achieving substantial cost savings than they would realize in a liquidation sale of Partnership properties. In addition, General Partner is owed an aggregate of $2.9 million by the Partnerships. Pursuant to a liquidation of the Partnerships, the General Partner would be paid this amount out of the liquidation proceeds before any proceeds would be available for distribution to the limited partners. Pursuant to the Consolidation, however, the General Partner will be exchanging its rights as a creditor of the Partnerships for Units of the Consolidated Partnership, which will place the General Partner in a pari-passu position vis-a-vis the limited partners with respect to this indebtedness.

                The General Partner also considered consolidating some but not all of the Partnerships and the continuation of the others. Although several limited partnerships managed by the General Partner were, in fact, determined not to be suitable for participation in the Consolidation, the General Partner determined that the benefits of the proposed Consolidation with respect to a decrease in overhead, diversification of interests and expanded reserve base would, in each case, be greater with full participation than with only partial participation, albeit to differing degrees.

                As a result of the above-described considerations, at a meeting of the Board on May 24, 1996, the Board approved the proposed Consolidation, subject to the approval of the limited partners.

Fairness of the Transaction

                The General Partner believes that the proposed  Consolidation is fair to and in the best interests of the limited partners of each and all of the Partnerships. As described in "-Background and Alternatives to the Consolidation," the General Partner considered the alternative possibilities of dissolving and liquidating some or all of the Partnerships and continuing some or all of the Partnerships, but determined that the proposed Consolidation would provide the limited partners with greater overall benefits than any of these alternatives.

                The consideration to be offered to the limited partners and the General Partner pursuant to the Consolidation in exchange for their Interests, i.e., the number of Units of the Consolidated Partnership each would receive in the Consolidation, will be determined in accordance with the exchange values of such Interests, which, in turn, are based on Gruy's valuations of the Partnership properties. See "-Method of Determining Exchange Values." The General Partner does not believe that alternative methods of valuing the Partnership properties, such as using current or historical market prices, prices recently paid the General Partner for Interests in the Partnerships (see Table 14 in Appendix A), net book value, going concern value or liquidation value, would result in materially different valuations of Partnership properties than those yielded by Gruy's valuations. Even were such to be the case, the General Partner would not consider it as significant to the determination of the fairness of the transaction to the limited partners because in the General Partners' experience, oil and gas properties are generally purchased and sold at prices approximating the purchasers' and sellers' estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to the other above-referenced valuation methods, represent the best estimation of the realizable value of the Partnership properties and the fairest basis for determining the Units to be distributed to the Partnerships (and ultimately the holders of Interests) in consideration for the Partnerships' assets.

                No director or group of directors has retained an unaffiliated representative to act solely on behalf of the limited partners for the purposes of negotiating the terms of the proposed plan to dissolve and liquidate the Partnerships. No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership or securities of any Partnership which would enable the holder thereof to exercise control of such Partnership. The absence of the protections described in the preceding two sentences was considered, but was judged to be immaterial, by the General Partner in determining the fairness of the proposed transactions to the limited partners.

Terms of the Consolidation

                Partnership Voting Requirements and Rights: Approval of the proposed Consolidation by a Partnership will require the affirmative vote of a majority-in-interest of the limited partners of that Partnership. The required majority-in-interest is determined by reference to the limited partners' "Sharing Ratios" in their Partnership. As defined in the Partnership Agreements, "Sharing Ratio" means, with respect to a Partner, the ratio between such Partner's "Net Subscription" and capital contributions and the aggregate "Net
Subscriptions" and capital contributions of all Partners of the Partnership (including the General Partner). "Net Subscription" refers to the amount paid for his Interests in a given Partnership, less all commissions, selling expenses and Offering Costs charged against the subscription. Thus, the required majority-in-interest vote for approval of the Consolidation by each Partnership is based upon the receipt of written approval from limited partners of each Partnership whose Net Subscriptions and capital contributions, if any, collectively constitute a majority of the aggregate Net Subscriptions and capital contributions, if any, to such Partnership. The written consent of a limited partner evidenced by his signed Proxy and Ballot approving the proposed Consolidation may not be withdrawn once it is received by the General Partner. A limited partner who abstains or votes against the proposed Consolidation may thereafter file a valid written approval by sending his signed Proxy and Ballot voting for the proposed Consolidation.

                Under  the  Plan of  Consolidation,  each  of the  participating
Partnerships will dissolve and terminate following the transfer of its assets to the Consolidated Partnership. In order to facilitate the Consolidation and resulting dissolutions and terminations, certain amendments to the Partnership Agreements of each of the participating Partnerships are needed. These amendments are being submitted to the limited partners for their approval as part of the Plan of Consolidation. See Appendix D, Proposed Amendments to the Partnership Agreements of the Partnerships. Among the changes required to facilitate the Consolidation is a provision that will permit the participating Partnerships' post-consolidation assets (i.e., their Units) to be distributed to their Partners in kind rather than exclusively in cash. The Partnership
Agreement of each of the Partnerships provides for the dissolution and winding up of the affairs of the Partnerships and the amendment of the Partnership Agreements by the affirmative vote and receipt of written approval of a majority-in-interest of the limited partners, determined in accordance with their Sharing Ratios.

                Limited partners should note that although they will be voting on the Plan of Consolidation and the amendments to the Partnership Agreements, limited partners cannot vote separately on the two items.

                Only limited partners of record at the close of business on the record date set forth in the accompanying Notice will be entitled to vote on the proposed Consolidation. The thirty-four Partnerships had a total of approximately 12,518 limited partners at that date. To the General Partner's knowledge, except for Enex Resources Corporation and the limited partners listed in Table 12 in Appendix A, there are no limited partners holding, either of record or beneficially, a 5% or greater Sharing Ratio in any of the Partnerships.

                The amount of Interests and the Sharing Ratios attributable to such Interests owned by the General Partner as of June 30, 1996 and the other 5% holders are shown in Table 12 in Appendix A. The General Partner and its affiliates will vote all Interests owned by them in favor of the Consolidation. Thus, by virtue of the General Partner's ownership of more than 53% of the Interests in Enex Program I Partners, L.P., participation in the Consolidation by that Partnership is assured.

                Limited partners entitled to vote may vote either by attending the Meetings in person or by signing, completing and delivering their Proxy and Ballot included with this Prospectus/Proxy Statement in the postage-paid envelope provided for this purpose. With respect to each Partnership in which he holds an interest, each limited partner will be entitled to vote separately For or Against the proposal or Abstain from voting. Failure to specify on the Proxy and Ballot the manner in which a Limited Partner wishes to vote his Interests on the proposal will result in such interest being voted For the proposal. The Meetings of the limited partners may be adjourned by the General Partner from time to time.

     Consolidation   Procedure:   The   consolidation   of   the   participating
Partnerships is proposed to be effected in the following manner:

                1. The Consolidated Partnership is offering to acquire all of the assets, subject to the liabilities of the Partnerships in exchange for Units of limited partnership interest in the Consolidated Partnership.

                2. The proposed transfer of assets to the Consolidated Partnership by each of the Partnerships is being submitted to the limited partners thereof for their approval, pursuant to which each of the participating Partnerships will adopt and agree to the Plan of Consolidation whereby the Partnerships will consolidate to form the Consolidated Partnership. See Appendix C, the Plan of Consolidation. The Consolidation is subject to the satisfaction of all the terms and conditions set forth under "--Conditions to the Consolidation" and in the Plan of Consolidation. See "--Partnership Voting Requirements and Rights".

                3. All of the assets, subject to the liabilities (except for the amounts owed to the General Partner), of the Partnerships that approve the Consolidation will be conveyed to the Consolidated Partnership in exchange for Units of limited partnership interest in the Consolidated Partnership. The General Partner will contribute the amounts owed to it by the participating Partnerships to the participating Partnerships and will, consequently, receive additional Units therefor.

                4. The extent to which each limited partner will share in the Consolidated Partnership is described under "--The Consolidation Schedule".

                5. Upon transfer of their assets to the Consolidated Partnership, the Partnerships that take part in the Consolidation will be dissolved and liquidated. Each Partner of each participating Partnership will receive Units of limited partnership interest in the Consolidated Partnership. Units will be calculated to 4 decimal places. Unitholders who elect to do so will become limited partners in the Consolidated Partnership. A limited partner of a participating Partnership who does not choose to become a limited partner in the Consolidated Partnership will remain an assignee of the limited partnership interest represented by the Units distributed to him in liquidation of his Partnership, entitled to the economic benefits of such Units but not entitled to certain other rights of a Limited Partner. See "--Request for Admission As Limited Partner", below.

                6. The Exchange Offer. The Consolidated Partnership will also offer, on the terms and subject to the conditions set forth in this Prospectus/Proxy Statement, to exchange Units for validly tendered Interests of individual limited partners in the non-participating Partnerships. The Consolidated Partnership will accept such tendered Interests and issue Units in exchange therefor if the Plan of Consolidation is not approved by the tendering limited partner's Partnership and the tendering limited partner voted in favor of the Consolidation. One Unit will be offered for each $10.00 of Exchange Value assigned to the Interests. The Partnerships and the exchange value assigned to the Interests therein are listed in Table A in "--The Consolidation Schedule" above. The Exchange Offer is limited with respect to any Partnership to the amount of Interests that may be transferred without causing a termination of the Partnership for federal income tax purposes. See "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership".

                Conditions to the Consolidation: The principal conditions to consummation of the Consolidation are the requirements (a) that the Consolidation be approved by the limited partners of Partnerships whose assets together with the exchange value of those Interests that are exchanged for Units pursuant to the Exchange Offer, have an aggregate exchange value of $10 million or more2; (b) that the Consolidation does not violate any order, decree or judgment of any court or governmental body having jurisdiction; (c) that between the date of this Prospectus/Proxy Statement and the time of closing of the Consolidation no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the Consolidation, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent; (d) all necessary governmental and third party permits, consents and other approvals have been obtained, and (e) there is no pending or threatened legal action challenging or seeking to prevent the consummation of the Consolidation.

                If condition (c) is not met with respect to one or more of the Partnerships that approve the Plan of Consolidation, and the withdrawal of such Partnership or Partnerships from the Consolidated Partnership would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either form the Consolidated Partnership without including the assets of the Partnership or Partnerships which do not meet condition (c) or re-solicit the limited partners of such Partnership or Partnerships and include such Partnership or Partnerships in the Consolidated Partnership if the requisite percentage of resolicited Partners approve the Consolidation based upon exchange values which give effect to the changed circumstances. If the exchange value
- --------
                2By reason of the General Partner's ownership of more than 53% of the Interests in Enex Program I Partners, L.P., that Partnership's participation in the Consolidation, with its $5.1 million exchange value, is assured.

of any Partnership determined at the time of transfer has changed by less than 15% from the exchange value set forth herein, such change will not be deemed material. Conversely, any change in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its sole discretion, elect to cancel the Consolidation if dissenters' rights (see "-Dissenters' Rights" below) are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation.

                The General Partner also retains the right to terminate the proposed Consolidation if, in its judgment, the Consolidation is rendered impracticable or inadvisable by war or other calamity or a material adverse change in general market or economic conditions.

                Partnerships That Vote Not to Consolidate: Any Partnership whose limited partners do not approve the Consolidation will continue its present business unchanged and the limited partners of such Partnership who do not participate in the Exchange Offer will continue to have all of their existing rights and privileges. The rights and interests of the non-participating Partnerships' limited partners will not be altered in any respect and non participating Partnerships will not pay any part of the costs of planning and developing the proposed Consolidation and presenting it to the limited partners or of the costs incurred in connection with the consummation of the Consolidation.

                Plan of Solicitation: Proxies will be solicited by mail, telephone and personal interviews by directors, officers and other employees of the General Partner. Directors, officers and other employees of the General Partner will use their best efforts to solicit proxies in favor of the Plan of Consolidation. The General Partner may utilize solicitation material in addition to this Prospectus/Proxy Statement. Such material may consist of a summary description of the Consolidation in question and answer format or similar material. The General Partner has not authorized the use of other solicitation material. When used, material must be preceded or accompanied by this Prospectus/Proxy Statement. Although the information contained in additional solicitation material will not conflict with any of the information set forth herein, such material will not purport to be complete. Such solicitation material should not be considered a part of or incorporated in this
Prospectus/Proxy Statement or the Registration Statement of which this Prospectus/Proxy Statement is a part.

                No solicitation fees or other compensation will be paid to any such persons although the General Partner will be reimbursed for actual costs and expenses incurred in connection with such activities, including allocable Administrative Costs. If the Consolidation is consummated, all costs of the Consolidation will be paid by the Consolidated Partnership and allocated to the Unitholders, including the General Partner and the limited partners.

                The General Partner reserves the right to engage the services of broker-dealers to assist it in the solicitation process. No fees or other compensation will be paid to such broker-dealers but they will be entitled to reimbursement for their out-of-pocket costs. The General Partner contemplates utilizing such services only in those states, if any, in which local law prohibits the General Partner and its subsidiary from soliciting proxies directly.

                Request For Admission As Limited Partner: Each Unitholder who wishes to become a limited partner in the Consolidated Partnership may do so subject to his being able to satisfy, among other things, certain suitability standards by making the statements, promises and agreements that are set forth in Section 10.1 of the Articles and incorporated in the "Request for Admission as Limited Partner" form that is part of the accompanying Proxy and Ballot.

                Such statements, promises and agreements are substantially similar to those which were contained in the subscription agreement and power of attorney signed by each limited partner at the time he subscribed for Interests in a Partnership and include among other things, a certification that the Unitholder's Social Security or Taxpayer Identification Number is correct and that the Unitholder is not subject to backup withholding on interest or dividends, and, in most cases, a representation that the Unitholder has either
(i) a net worth of not less than $90,000 or $100,000 or (ii) a net worth of not less than $25,000 or $30,000 and an annual income of $25,000 or $30,000 or more. Unitholders in certain states must meet different financial suitability standards, as set forth in Section 10.1 of the Articles.

                If at any time the General Partner determines that any statement, promise or agreement made by or requested of a Unitholder was false when made, has been violated, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other Unitholders of the Consolidated Partnership, then the General Partner will have the right, but not the obligation, to purchase the Units of such Unitholder at a price equal to the most recent purchase price for the Units determined pursuant to the purchase price formula described under "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" below or, if there has not yet been such a determination, at a price equal to 95% of the exchange value of the Units, or, if a trading market for the Units has developed, at the then current market price for such Units. The General Partner regards this to be necessary to protect the Consolidated Partnership and its Unitholders against any unnecessary expense or disability that might result if a Unitholder were unable to make the necessary statements, promises and agreements or were subject to another disqualification.

                Limited partners who fail to sign and return the Proxy and Ballot or who indicate on the Proxy and Ballot that they do not desire to become limited partners in the Consolidated Partnership will be deemed assignees of limited partnership interests in the Consolidated Partnership. The General
Partner  is aware of no  reason  why the  limited  partners  of a  participating
Partnership should not choose to become limited partners in the Consolidated Partnership rather than assignees of a limited partnership interest therein. A limited partner whose Partnership takes part in the Consolidation may become a limited partner in the Consolidated Partnership no matter how he voted on the transaction provided he meets the above described requirements. If no special instructions are given on a properly signed Proxy and Ballot form, it will be assumed that the limited partner has elected to become a limited partner in the Consolidated Partnership.

                Because execution of the Proxy and Ballot constitutes a request for admission as a limited partner in the Consolidated Partnership regardless of how the limited partner voted on the Consolidation, a limited partner who does not wish to become a limited partner in the Consolidated Partnership must indicate that choice when signing the Proxy and Ballot by checking the box provided for that purpose. In that case, if his Partnership takes part in the Consolidation, the limited partner will become an assignee of a limited partnership interest in the Consolidated Partnership. As an assignee of a limited partnership interest in the Consolidated Partnership, a Unitholder will be entitled to the economic benefits resulting from ownership of the limited partnership interest (the right to share in the profits and losses of the Consolidated Partnership and to receive a return of the capital allocable to the assigned limited partnership interest), will be treated as a partner for federal income tax purposes and will be allocated his proportionate share of income, gain, loss, deduction or credit attributable to the assigned limited partnership interests (see "TAX ASPECTS--Participation in the Consolidated Partnership"). However, an assignee will not be entitled to vote or to exercise the statutory rights of a limited partner or to present Units for purchase by the Consolidated Partnership (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment"). Such a Unitholder may find it extremely difficult to terminate his investment in the Consolidated Partnership if no market for the Units develops. Assignees of Units may, however, become limited partners of the Consolidated Partnership at any time by properly completing, signing and delivering to the General Partner a "Request for Admission as Limited Partner" form, including a "Power of Attorney" and a "Certification as to Eligibility", such as the one set forth on the reverse side of the accompanying Proxy and Ballot. In addition, a transferee of Units may become a limited partner in the Consolidated Partnership whether or not his transferor was such a limited partner. See "THE CONSOLIDATED PARTNERSHIP--Transfer of Units".

                The "Request for Admission as Limited Partner" included as part of the Proxy and Ballot contains a power of attorney which appoints the General Partner as attorney-in-fact for the Unitholder and, together with the power of attorney set forth in the Articles, authorizes the General Partner, on behalf of the Unitholder, to execute, acknowledge, swear to and file: (1) all certifications required or permitted under the provisions of the Internal Revenue Code and all documents for and agreements with the Internal Revenue Service to keep open the statute of limitations with respect to any Consolidated Partnership items under examination by the Internal Revenue Service or to establish a Unitholder's liability for tax or withholding of tax, entitlement to a credit or refund of tax; (ii) all stock exchange listing applications, NASDAQ applications and other instruments and agreements relating to the possible establishment and maintenance of a market for the Units; (iii) the Articles and any amendments thereto made in accordance therewith; (iv) certificates of limited partnership required by law and all amendments thereto;

(v) all certificates and other instruments necessary to qualify or continue the Consolidated Partnership in the states where it may be doing business; (vi) leases, assignments and other instruments required or permitted in connection with the leasing of lands for oil, gas or other mineral exploration or production; (vii) all assignments, conveyances or other instruments or documents necessary to effect the dissolution and liquidation of the Consolidated Partnership; and (viii) all other filings with agencies of the federal government, of any state or local government, or of any other jurisdiction, which the General Partner considers necessary or desirable to carry out the purposes and business of the Consolidated Partnership. This power of attorney is deemed to be coupled with an interest, is irrevocable and is intended to survive death or incapacity, to the extent a Unitholder may legally contract for such survival.

                The General Partner will be the limited partner of record with respect to all Units held by Unitholders who are not admitted to the Consolidated Partnership as limited partners; provided, however, that any voting rights to which such Unitholders would be entitled were they limited partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are limited partners.

                Effect of Approval on Nonconsenting Limited Partners: A limited partner will be bound by the Plan of Consolidation if it is approved by a vote of a majority-in-interest of the limited partners of his Partnership regardless of whether or not he voted in favor of the Plan of Consolidation. If the conditions to the Consolidation are met, each participating Partnership will transfer its assets to the Consolidated Partnership in exchange for Units, and thereafter dissolve and liquidate. Unless a nonconsenting limited partner exercises the dissenters' rights described below, as a limited partner of a participating Partnership his Interests in the Partnership will terminate in connection with the dissolution of the participating Partnership and will be replaced by Units of the Consolidated Partnership. See "-- Request for Admission as Limited Partner" above and " -- Dissenters' Rights" below.

                Dissenters' Rights: A limited partner of a participating Partnership who votes against approval of the Consolidation may demand cash in lieu of Units in an amount equal to the exchange value of such limited partner's Interests pursuant to the following terms and conditions. There are no statutory dissenters' or appraisal rights afforded to limited partners who vote against or abstain from voting on the Consolidation. Failure to take any action required below will result in a termination or waiver of a limited partner's dissenters' rights. It should be noted, however, that the General Partner may, in its sole discretion, elect to cancel the Consolidation, and all dissenters' rights in connection therewith, if dissenters' rights are exercised by limited partners holding more than 10% of the aggregate exchange value of the participating Partnerships.

                                   1. A limited  partner  electing  to  exercise
                dissenters' rights must (a) deliver to the General Partner, before the limited partners vote on the Plan of Consolidation, a written notice of intention to demand a cash payment (a "Dissenter's Notice") that is made by or on behalf of the person who is the limited partner of record of the Interests for which such dissenters' rights are demanded and (b) vote AGAINST approval of the Plan of Consolidation. The demand must be delivered to the General Partner at its offices at 800 Rockmead Drive, Three Kingwood Place, Kingwood, Texas 77339. A Proxy and Ballot simply voting against approval of the Plan of Consolidation does not constitute a Dissenter's Notice. A limited partner intending to exercise dissenters' rights must do so by a separate written Dissenter's Notice that reasonably informs the General Partner of the identity of the limited partner of record and of such limited partner's intention to demand cash for his Interests. Because a Proxy and Ballot left blank will be voted FOR approval of the Plan of Consolidation, a limited partner electing to exercise dissenters' rights who votes by proxy must not leave the Proxy and Ballot blank but must vote AGAINST approval of the Plan of Consolidation.

                                   2. Only the limited partner of record of Interests is entitled to demand dissenters' rights for the Interests registered in that limited partner's name. The Dissenter's Notice must be executed by or for the limited partner of record, fully and correctly, as the limited partner's name appears on the Proxy and Ballot mailed to the limited partner. If the Interests are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, the Dissenter's Notice should be executed in that capacity. If the Interests are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissenter's Notice should be executed by or for all owners. An authorized agent, including one of two or more joint owners, may execute the Dissenter's Notice for a limited partner of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the Dissenter's Notice, the agent is acting as agent for the owner or owners of record.

                                   3. Within thirty (30) days after the effective date of the Consolidation, the General Partner will send a notice of the effectiveness of the Consolidation to each limited partner of a participating Partnership who satisfied the foregoing conditions prior to the vote of the limited partners at the Meetings.

                                   4. Each such  limited  partner may deliver to
                the General Partner a written demand for a cash payment for his Interests (a "Dissenter's Demand") at any time thereafter and before the expiration of 120 days after the effective date of the Consolidation. Limited partners seeking to exercise dissenters' rights should not assume that the General Partner will issue a check in the absence of receipt of a Dissenter's Demand within the permitted time period. Accordingly, LIMITED PARTNERS SHOULD INITIATE ALL NECESSARY ACTION TO PERFECT THEIR DISSENTERS' RIGHTS WITHIN THE TIME PERIODS PROVIDED FOR ABOVE.

                                   5. A limited  partner  will lose the right to
                receive cash in lieu of Units if no Dissenter's Demand from him is received by the General Partner within 120 days after the Effective Date, or if a limited partner delivers to the General Partner a written withdrawal of such limited partner's Dissenter's Demand and an acceptance of the Consolidation, except that any such attempt to withdraw made more than 60 days after the effective date of the Consolidation requires the General Partner's written approval. If dissenters' rights are not perfected or a demand for dissenters' rights is withdrawn, a limited partner will be entitled to receive the consideration otherwise payable pursuant to the Plan of Consolidation, (i.e., Units issued by the Consolidated Partnership).

Consequences to the General Partner

                  The General Partner, as a holder of Interests in the Partnerships, will share in the favorable aspects and costs of the Consolidation in the same manner as the limited partners to the extent of such Interests. Because the General Partner holds Interests in all the Partnerships, the risks of determining exchange values will not apply to the same extent in its case. The Consolidation will not increase the General Partner's obligations; it is already responsible, as the General Partner of the Partnerships, for payment of the indebtedness of each of the Partnerships. However, by reason of the fact that the reduced annual maximum obligation to purchase Units upon presentment will be borne by the Consolidated Partnership rather than by the General Partner, the General Partner will be relieved of its commitment to purchase Interests pursuant to certain of the Partnership Agreements. In addition, the General Partner will contribute the indebtedness it is owed by the Partnerships in exchange for Units in the Consolidated Partnership in addition to those it will receive in exchange for the Interests it owns.

Partner Lists

                  A limited partner (or his representative) of any of the four Texas Partnerships (i.e., those formed in Enex Oil & Gas Income Program II) has the right to inspect and copy a list of the names and addresses of all of the other limited partners of that Partnership at the principal office of the Partnership (which is the office of the General Partner in Kingwood, Texas) during normal business hours. On request, a copy of such list will be furnished to any limited partner or his representative upon payment of reproduction and mailing costs. New Jersey law permits each limited partner of any of the other Partnerships, at his own expense, to inspect and copy a list of the names and addresses of all of the other limited partners of that Partnership at the principal office of the Partnership during ordinary business hours. A limited partner's accredited representative will be afforded the same courtesy. On request of a limited partner of any of the Partnerships formed in one of the following Programs, a copy of such list will be furnished to any limited partner or his representative upon payment of reproduction and mailing costs: Enex Oil & Gas Income Program III, Enex Oil & Gas Income Program IV, Enex Oil & Gas Income Program V, Enex Oil & Gas Income Program VI, Enex Income and Retirement Fund, and Enex 88-89 Income and Retirement Fund. On five (5) days written request of a limited partner of any of the Partnerships formed in the Enex 90-91 Income and Retirement Fund, a copy of such list will be made available for inspection and copying (at the cost of the requesting limited partner) at the Partnership's registered office in the State of New Jersey (c/o Satterlee Stephens Burke & Burke, 47 Maple St., Summit, NJ 07901).

                  In addition, pursuant to Securities and Exchange Commission ("SEC") rules, upon the written request of any limited partner, the General Partner will deliver to the requesting limited partner within five business days of receipt of the request, a list of the names, addresses and Interest holdings of the limited partners of the Partnership(s) in which the requesting limited partner owns Interests, as of the record date for the Meetings. The list will be in the form requested by the limited partner to the extent that such form is available to the General Partner without undue burden or expense. The limited partner must reimburse the reasonable expenses incurred by the General Partner in delivering the list. At the time of a list request pursuant to SEC rules, the limited partner making the request must be able to comply with the requirements of paragraph (c) of SEC Rule 14a-7, a copy of which will be supplied to a limited partner, without charge, upon request. Requests should be addressed to the Investor Relations Department of Enex Resources Corporation, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.

The Exchange Offer

                  The Consolidated Partnership will offer Units in exchange for the Interests of individual limited partners of Partnerships that fail to approve the Consolidation. The accompanying Proxy and Ballot provides limited partners who vote in favor of the Plan of Consolidation the opportunity to elect to exchange their Interests for Units of the Consolidated Partnership should their Partnership fail to approve the Consolidation. The Interests of those limited partners desiring to exchange them for Units will be valued for purposes of the Exchange Offer in the same manner as they have been valued for purposes of the Consolidation. See Table 13 in Appendix A. The Exchange Offer is available only to the extent that the Interests transferred in any one Partnership will not result in a deemed termination of the Partnership for federal income tax purposes. See "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership". If the number of Interests tendered pursuant to the Exchange Offer exceed the maximum number that may be transferred without causing a deemed termination, the tendered Interests will be accepted on a first-come, first-served basis. The principal objectives of the Exchange Offer are:

                  Administrative Efficiencies: To effect administrative efficiencies and cost reductions in the management and operation of the non-participating Partnerships, particularly in the areas of bookkeeping, data processing and records maintenance. Many limited partners own interests in more than one Partnership. The greater the extent to which limited partners become Unitholders of the Consolidated Partnership rather than limited partners of multiple Partnerships, the greater the ultimate reductions in bookkeeping, data processing and record maintenance requirements for the General Partner and the greater the extent to which the limited partners will benefit from participation in a larger entity than the Partnerships in which they originally invested. The General Partner estimates that if all the Partnerships participate in the Consolidation, aggregate savings in reduced Direct, Administrative and Operating Costs will exceed $800,000 per year. These benefits will not be maximized unless the limited partners' investments are consolidated in a single entity, the Consolidated Partnership. Should some, but not all, of the Partnerships in which a limited partner owns Interests vote to participate in the Consolidation, the limited partner will be able, nevertheless, to consolidate his entire investment in a single entity by means of the Exchange Offer.

                  Distributions: To provide individual limited partners of non-participating Partnerships with stable quarterly cash distributions. The cash distributions paid by the Partnerships are subject to the performance of the particular Partnership. With its larger reserve base, the Consolidated Partnership should generate more stable distributions than any one Partnership.

                          THE CONSOLIDATED PARTNERSHIP

Proposed Activities

     General: The Consolidated Partnership has been formed to accept the assets and liabilities, except for amounts payable to the General Partner, of the participating Partnerships and to engage primarily in the operation of producing oil and gas properties. The Consolidated Partnership will continue, on a combined basis, the separate businesses of the participating Partnerships. The Consolidated Partnership will operate such businesses substantially as such businesses have been operated in the past by the participating Partnerships. The Consolidated Partnership does not intend to make any operational changes in the nature of the businesses it will acquire from the participating Partnerships. Acquisition and drilling activities are not anticipated to be substantial, although limited development drilling is anticipated in order to preserve, protect and increase the value of existing Partnership properties. For the same reasons, it may be in the best interests of the Consolidated Partnership to acquire limited amounts of additional properties.

                  Enex Resources Corporation will serve as general partner of the Consolidated Partnership and will be solely responsible for the acquisition and supervision of Consolidated Partnership properties. The General Partner has no present plans to finance, sell, refinance or purchase any property following the Consolidation. The General Partner does, however, reserve the right to cause the Consolidated Partnership to engage in the types of transactions described below in "--Other Partnership Operations," "--Reinvestment of Revenues and Proceeds" and "--Financing" should circumstances indicate that such transactions are necessary or appropriate.

                  Description of Properties: The participating Partnerships will transfer all of their assets to the Consolidated Partnership, subject to liabilities, except for amounts owed to the General Partner. These properties will continue to be operated by the Consolidated Partnership as they are now operated by the Partnerships. Presented below is a brief description of the Partnerships' property holdings.

                  Enex Program I Partners, L.P. owns an interest in the CHOATE acquisition consisting of 254 wells, three-quarters of which are oil wells and all but two of which are located in Oklahoma, and four gas plants, of which three are in Oklahoma and one is in Michigan; working interests in the GRASS Island acquisition consisting of 13 oil wells located in Calhoun County, Texas; working interests in the SHELL acquisition consisting of six individual oil wells and two large Smackover oil units, and royalty interests in one gas and nine oil wells in six counties in Mississippi acquired from Shell Oil Company; working interests in the BLACKHAWK acquisition consisting of six oil wells in the Blackhawk Field, Concordia Parish, Louisiana; overriding royalty interests in the H.N.G. acquisition consisting of over 300 gas wells in Texas, New Mexico, and Oklahoma; working interests in the ARNOLD AND WOOLF acquisition consisting of 154 oil wells and 129 gas wells located in Texas, Louisiana, Mississippi, Alabama and Florida, and one gas plant in Monroe County, Mississippi.

                  Enex Program I Partners, L.P. also owns overriding royalty interests in the SECOND BAYOU AND SCHLENSKER acquisition consisting of approximately 27,000 acres in the Second Bayou Field, Cameron Parish, Louisiana, which included 30 gas wells; working interests in the SECOND BAYOU AND SCHLENSKER acquisition consisting of 16 oil and 41 gas wells located in five Texas counties and Vermilion Parish, Louisiana; royalty and working interests in the EL TORO acquisition in Concordia Parish, Louisiana consisting of both royalty and working interests in nine oil wells operated by El Toro Production Company; working interests in the LAKE COCODRIE acquisition consisting of five oil wells in Concordia Parish, Louisiana; a mineral interest and the associated royalty interest in the Gorman Gas Unit in the EAST SEVEN SISTERS acquisition located in the East Seven Sisters Field, Duval County, Texas; overriding royalty interests in the COMITE acquisition consisting of four gas wells in the Comite Field acquisition in East Baton Rouge Parish, Louisiana; and working interest in the BURKHOLDER acquisition consisting of the Perkins 200 #1 Gas Unit in Ward County, Texas.


                  Enex Oil & Gas Income Program II-7, II-8, II-9, and II-10, Enex Oil & Gas Income Program III - Series 1, 2 and 3, Enex Oil & Gas Income Program IV - Series 4 and 5 and Enex Oil & Gas Income Program VI - Series 1 all have a working interest and royalty interests in the CONCORD acquisition consisting of more than 10,600 wells in 137 counties in Texas, with very minor interests in 12 other states.

                  Enex Oil & Gas Income Program III - Series 3 has working interests and Enex Income and Retirement Fund - Series 1 has net profits royalty interests in the LARTO LAKE acquisition consisting of twelve wells in Catahoula Parish, Louisiana.

                  Enex Oil & Gas Income Program III - Series 4 has working interests and Enex Income and Retirement Fund - Series 1 and 2 have net profit royalty interests in the SHANA acquisition consisting of 33 oil and gas wells located in various counties in Texas and Louisiana.

                  Enex Oil & Gas Income Program III - Series 4 and 5 have working interests in the HIGHTOWER acquisition consisting of 3 oil wells in the Ellenburger formation in Andrews and Gaines Counties, Texas.

                  Enex Income and Retirement Fund - Series 1 has royalty interests and Enex Oil & Gas Income Program III - Series 4, Enex Income and Retirement Fund - Series 2 and 3 have mineral and royalty interests in the three gas wells of the PECAN ISLAND acquisition located in North Pecan Island Field in Vermillion Parish, Louisiana.


                  Enex Oil & Gas Income Program III - Series 4, 5, 6, 7, and 8 all have working interests in the CORKSCREW acquisition consisting of 3 oil wells producing from the Sunniland Lime Formation in Corkscrew Field, Collier County, Florida.

                  Enex Oil & Gas Income Program III - Series 5, 6, 7, and 8 and Enex Oil & Gas Income Program IV Series 1 have working interests in the MICHIGAN acquisition consisting of 27 wells located in 8 counties in Michigan.

                  Enex Oil & Gas Income Program III - Series 5, 6, 7, and 8 each have working interests in both the RIC acquisition consisting of 69 wells located in 8 states, primarily in Texas and Oklahoma and the ENEXCO acquisition consisting of two wells located in Blaine County, Oklahoma and Dawson County, Texas.

                  Enex Oil & Gas Income Program III - Series 7 and 8 have working interests and Series 6, along with Enex Oil & Gas Income Program IV - Series 1 and 2 have working and royalty interests in the CREDO acquisition which consists of 4 oil wells located in Credo Field, Sterling County, Texas.

                  Enex Oil & Gas Income Program III - Series 6, 7, and 8 and Enex Oil & Gas Income Programs IV - Series 1 and 2 each have working interests in the BARNES ESTATE acquisition which consists of 5 oil and gas wells in Brettchance Field, Webb County, Texas.

                  Enex Oil & Gas Income Program IV - Series 1, 2 and 3 have working interests in the BRIGHTON acquisition consisting of working interests in 2 oil wells in Brighton Field, Livingston County, Michigan.

                  Enex Oil & Gas Income Program IV - Series 1 and 4 have working interests and Enex Income and Retirement Fund - Series 1, 2, 3 and 4 have net profits royalty interests in the LAKE DECADE acquisition consisting of 2 gas wells in the Lake Decade Field, Terrebonne Parish, Louisiana.

                  Enex Oil & Gas Income Program IV - Series 2 has working interests and Enex Income and Retirement Fund - Series 3 along with Enex 88-89 Income and Retirement Fund - Series 1, 3 and 4 have net profits royalty interests in the BAGLEY acquisition consisting of 7 oil wells located in Bagley Field, Otsego County, Michigan.

                  Enex Oil & Gas Income Program IV - Series 4, 5 and 6 have working interests and Enex 88-89 Income and Retirement Fund - Series 3, 4 and 5 have net profits royalty interests in the EL MAC acquisition consisting of 3 wells in Otsego County, Michigan.

                  Enex Oil & Gas Income Program IV - Series 5 and 6 have working interests and Enex 88-89 Income and Retirement Fund - Series 5, and 6 have net profits royalty interests in SPEARY acquisition consisting of 7 wells located in Karnes County, Texas

                  Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1 each have working interests in the BINGER acquisition which consists of 60 producing wells in Caddo County, Oklahoma.

                  Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1 and 2 each have working interests in the NUNLEY RANCH A acquisition which consists of 3 wells located in LaSalle County, Texas.

                  Enex Oil & Gas Income Program IV - Series 7 and Enex Oil & Gas Income Program V - Series 1, 2 and 3 have working interests and Enex 90-91 Income and Retirement Fund - Series 1 and 2 have net profits royalty interests in the FEC acquisition consisting of 68 wells located in Kansas, Oklahoma and Wyoming.

                  Enex Oil & Gas Income Program V - Series 4 has a working interest in the SOUTH MIDWAY acquisition consisting of 7 wells located in San Patricio County, Texas.

                  Enex Oil & Gas Income Program V - Series 4 has a working interest and Enex 90-91 Income and Retirement Fund - Series 3 has net profits royalty interests in the CHARLOTTE acquisition consisting of 11 wells located in Atascosa County, Texas.

                  Enex Oil & Gas Income Program V - Series 5 has a working interest in the MULDOON acquisition consisting of 24 wells located in Fayette County, Texas.

                  Enex Income and Retirement Fund - Series 1 owns overriding royalty interests in the DEAL acquisition which consists of 453 wells located in 19 counties in Texas, New Mexico and Oklahoma, of which the majority are in Sutton County, Texas. In addition to the existing wells, the value of these properties may be significantly enhanced in the coming years by the active drilling program being carried on by the property operators, Enron Oil and Gas Company and American Exploration Corporation.

                  Enex Income and Retirement Fund, - Series 1 and 2 own royalty interests and Enex Income and Retirement Fund - Series 3 owns royalty and mineral interests in the sixteen wells of the CORINNE acquisition located in Corinne Field, Monroe County, Mississippi.

                  Enex Income and Retirement Fund - Series 1, 2 and 3 own an overriding royalty interest in the EAST CAMERON acquisition's State Lease 11508 located in East Cameron Block 17, offshore Louisiana.

                  Enex 88-89 Income and Retirement Fund - Series 5, 6, and 7 each have overriding royalty interests in the STRALEY acquisition consisting of the Straley I-29 well located in Grand Traverse County, Michigan.

                  Enex 88-89 Income and Retirement Fund - Series 5, 6 and 7 and Enex 90-91 Income and Retirement Fund - Series 1 each have royalty interests in the WARDNER RANCH acquisition consisting of 170 wells in Nueces County, Texas.

                  Enex Income and Retirement Fund - Series 3 has overriding royalty interests in the RIGNEY acquisition consisting of 9 wells located in 4 counties in Michigan.

                  Enex Oil & Gas Income Program VI - Series 1 has working and royalty interests in the MCBRIDE acquisition consisting of over 10,600 wells located primarily in Texas.

                  Although certain Partnerships (i.e., the Income and Retirement Fund Partnerships) will be exchanging their portfolios of non-operating oil and gas interests for Units in the Consolidated Partnership, which will hold both operating and non-operating oil and gas interests, the economic characteristics of those interests will not change. The non-operating oil and gas interests of the Income and Retirement Fund Partnerships that will merge into the underlying working interests currently owned by the other Partnerships (i.e., the Oil & Gas Income Program Partnerships) are all net profits royalties whose economic characteristics are essentially identical to those of the underlying working interests.

                  The following paragraphs refer to Tables in Appendix A to this Prospectus/Proxy Statement in which additional information is given about the Partnerships' properties. Estimates as of December 31, 1995 for reserves and future net revenues are derived from engineering reports as of December 31, 1995. No estimates of total proved net oil or gas reserves have been filed with or included in reports to any federal authority or agency other than the Securities and Exchange Commission since January 1, 1994.

                  The combined estimated net proved reserves of oil, gas and natural gas liquids of the Partnerships as of December 31, 1995 and 1994 are shown in Appendix A in Tables 6 and 7. The estimated present value of future net revenues from such reserves (discounted at 10%) as of December 31, 1995 are shown in Tables 4 and 5 in Appendix A.

                  The net oil and gas and natural gas liquids production of the Partnerships, for the years ended December 31, 1995 and 1994 is shown in Table 8 in Appendix A. The gross and net productive oil and gas wells, productive acreage and undeveloped acreage of the Partnerships, as of December 31, 1995 are shown in Tables 10 and 11 in Appendix A.

                  Ownership and Management of Properties: Title to Consolidated Partnership properties generally will be recorded in the name of the Consolidated Partnership, but may be recorded in the name of a special nominee entity organized for the sole purpose of holding record title. Such entity will engage in no other business.

                  The General Partner will have principal direct responsibility for management and operation of the Consolidated Partnership's properties. Operations on Consolidated Partnership properties will generally be conducted by operators retained by the holders of a majority of the working interests in each of the wells in which the Consolidated Partnership owns interests. The General Partner is now the operator of 91 properties in which 17 of the Partnerships own interests. The General Partner anticipates that it will be the operator of those 91 properties after the Consolidated Partnership's acquisition thereof, but not of any other properties of the Consolidated Partnership. To the extent that the General Partner will act as the operator for a Consolidated Partnership property, it will do so pursuant to a currently effective operating agreement covering such property on a model form operating agreement issued by the American Association of Petroleum Landmen and an accounting procedure for joint operations issued by the Council of Petroleum Accountants Societies of North America customary and usual for the geographic area in which such property is located. Enex Resources Corporation, the General Partner, has operated oil and gas properties for the Partnerships and on its own behalf since 1985. Currently, the General Partner operates a total of 142 wells - 91 of which are owned by the Partnerships - in the states of Texas, Oklahoma, Louisiana and Florida. The operations staff consists of Manager of Operations, Craig Ledbetter, and staff engineer, Christopher, Avra. Both have Bachelor of Science degrees in Petroleum Engineering from Texas A&M University and are Registered Professional Engineers in the State of Texas. Mr. Ledbetter and Mr. Avra have 26 combined years of experience as petroleum engineers. The consideration received by the General Partner or any person that is an affiliate of the General Partner for so acting as operator includes a charge for Direct Costs and Administrative Costs, but is not in excess of the competitive rate or duplicative of any consideration or reimbursement received pursuant to the provisions of the Articles. This arrangement is the same as is currently in effect under the Partnership Agreements. See "--Compensation". In any event, wells acquired by the Consolidated Partnership will continue to be operated in the same manner as they were operated before the Consolidation.

                  The General Partner is of the opinion that the Partnerships' legal title to their oil and gas properties is consistent with normal industry standards. Title to the properties is subject to liens incident to operating agreements and minor encumbrances, easements and restrictions, and in certain instances to liens for current taxes, none of which, in the opinion of the General Partner, materially detracts from the value of such properties or materially interferes with their use.

                  Sale of Production: The General Partner will be responsible for the marketing of the Consolidated Partnership's oil and gas production. The General Partner may cause the Consolidated Partnership to enter into contracts for the marketing or sale of oil, gas or other hydrocarbons, or other marketing arrangements, to the extent the Consolidated Partnership's properties were not already subjected to such contracts by a predecessor participating Partnership. In marketing the Consolidated Partnership's natural gas, the General Partner will attempt to obtain the highest possible price but will consider, among other things, the rate at which the purchaser can take deliveries, its commitment to build required pipeline connections and its ability and willingness to purchase gas from additional
                                       43
wells in the field. The average sales price per barrel of oil, per Mcf of gas, per barrel of natural gas liquids and per Mcf of gas plant sales gas and the average production cost per equivalent barrel of oil production and per barrel of natural gas liquids production for each of the participating Partnerships for 1995 and 1994 are shown in Appendix A in Table 9.

                  Other Partnership Operations: Although the Consolidated Partnership will acquire primarily producing properties from the participating Partnerships and does not intend to engage in significant drilling activities, drilling activities may be conducted as an incidental part of the management of such producing properties or with a view toward enhancing their value. For example, a well may be drilled on a producing property to a deeper or shallower formation based upon favorable geologic information, or an additional well may be drilled on a producing property as a result of a change in legal restrictions relating to the spacing of wells. In no event will the Consolidated Partnership engage in exploratory drilling. See "--Financing" for a description of the sources of funds available for development drilling activities. In no event will the Consolidated Partnership commit to drilling activities an amount greater than 10% of the aggregate exchange value of all the participating Partnerships' assets.

                  In certain instances,  Partnerships have acquired interests in producing properties which comprise a part of larger properties including proved undeveloped reserves (or unproved reserves which may become proved). The Consolidated Partnership may develop the proved acreage acquired with producing properties. If the Consolidated Partnership believes that expenditure of its own cash for development drilling is not justified based on existing economic factors, the Consolidated Partnership may seek to expand its reserves through joint activities with third parties, such as joint ventures and farm-out arrangements where the amount required to be expended will generally be proportionately less than the Consolidated Partnership's interest in any production  obtained  from the wells  drilled.  Based on  current  economic  and industry conditions and on the properties anticipated to be held by the Partnership upon completion of the Consolidation, the Consolidated Partnership currently intends to drill, assuming all Partnerships participate in the Consolidation up to 12 gross wells during 1996 and 1997, at a total cost of approximately  $176,000.  The  Consolidated  Partnership  will have  varying net interests in these wells, depending on the arrangements under which it participates in the drilling of the wells. If the wells drilled in the early stages of any of multi-well drilling program do not achieve anticipated results, the later wells may not be drilled. Certain Partnerships (the Income and Retirement Fund Partnerships) may not own operating interests in their properties, and, thus, do not themselves engage in any drilling activities. However, development (but not exploratory) drilling activities could always have been conducted on the properties of such Partnerships by other Partnerships that own the underlying working interests, but only to the extent necessary to protect or increase the value of the property.

                  Alternatively,  unproved  acreage  may be  sold  or  otherwise disposed of, or it may be farmed out. The Consolidated Partnership will not farm out a property unless the General Partner, exercising the standard of a prudent operator, determines that (i) the Consolidated Partnership lacks sufficient funds to drill a well on the property and cannot obtain suitable alternative financing for such purposes (see "--Financing" below), or (ii) the property has been downgraded by events occurring after its acquisition by the Consolidated Partnership, or (iii) drilling activities on the property would result in an excessive concentration of Consolidated Partnership funds and would create undue risks to the Consolidated Partnership, or (iv) the best interests of the Consolidated Partnership would be served by the farmout. If a property is farmed out, the Consolidated Partnership will retain such economic interests and concessions as a reasonably prudent operator would obtain under the circumstances. The Consolidated Partnership will not farm out any properties to the General Partner or an affiliate of the General Partner except pursuant to transactions conforming to the restrictions described in "--Conflicts of Interest".

                  Additional expenditures on producing properties may include the acquisition or leasing of additional well machinery or equipment, gathering systems, storage facilities or processing or refining installations or other equipment or property associated with the production of oil or gas. Existing wells may be reworked, recompleted or deepened to new formations, or plugged back to exploit shallower formations. Expenditures may also be made for the initiation of secondary or tertiary recovery techniques.

                  In order to avoid potential conflicts of interest and to assure that transactions between the General Partner or its affiliates and the Consolidated Partnership are fair and reasonable, the General Partner will observe certain guidelines in connection with such transactions. See "--Conflicts of Interest".

                  Personnel Available: At July 1, 1996 the General Partner and its subsidiaries had 24 employees. As is the case with the Partnerships, it is expected that substantially all of the Consolidated Partnership's operations will be conducted either directly by this staff or by independent consultants or contractors having local operating capacity and acting under the supervision and direction of members of the General Partner's staff.

                  Reinvestment of Revenues and Proceeds: The Consolidated Partnership will not reinvest revenues or, unless a property is sold for the purpose of providing funds to acquire other properties (see "--Participation in Costs and Revenues"), proceeds from the sale or disposition of producing properties or associated assets except as necessary to pay debts or expenditures for other Consolidated Partnership operations. See "--Other Partnership Operations" above and "--Financing", below. Also, unless a property is sold for the purpose of providing funds to acquire other properties, the Consolidated Partnership will purchase additional producing properties solely from capital and borrowings and only if such additional property is necessary to protect or enhance the Consolidated Partnership's holdings in properties it already owns. The Consolidated Partnership will acquire only those leases that are reasonably required for the purposes of the Consolidated Partnership, and no leases will be acquired for the purpose of subsequent sale or farmout, unless the acquisition of such leases by the Consolidated Partnership is made after a well has been drilled to a depth sufficient to indicate that such an acquisition is believed to be in the best interests of the Consolidated Partnership. Revenues may, however, be utilized by the Consolidated Partnership to purchase the Units of Unitholders who elect to sell them. See "--Right of Presentment" above.

                  Consolidated Partnership Distributions: As is the case with the Partnerships, the General Partner's policy will be to distribute substantially all Consolidated Partnership net revenues to the Unitholders. The General Partner will review the Consolidated Partnership's accounts not less often than quarterly, and will distribute such cash funds as the General Partner deems unnecessary to retain in the Consolidated Partnership. Such distributions will be net of Consolidated Partnership costs allocated to the account of each Unitholder.

                  The General Partner intends to make distributions of Consolidated Partnership cash at a rate that will be sustainable over a period of several years. Distributions are subject to change if Consolidated
Partnership net revenues are greater or less than expected. Because of lower revenues resulting from natural production declines, certain Partnerships would not be able to sustain their current levels of distributions, irrespective of their participation in the Consolidation. Following the Consolidation, limited partners of some Partnerships will experience an increase in distributions over the amounts that would have been sustainable by their Partnerships while other limited partners will experience a reduction from such levels of distributions. For information concerning cash payout by the Partnerships, see Tables 2, 2b, 3 and 3b in Appendix A.

                  The General Partner will not make any advances to the Consolidated Partnership nor will the Consolidated Partnership borrow any funds for the purpose of sustaining a regular pattern of distribution even though loan payment requirements, unusual Operating Costs or other expenses or temporary reductions in Consolidated Partnership revenues may reduce funds available for distribution.

                  Financing: In connection with the consolidation, the Consolidated Partnership will assume the liabilities, except for the amounts payable to the General Partner, of the participating Partnerships. One of the objectives of the Consolidation is to eliminate the debt owed by the participating Partnerships to the General Partner. To accomplish this objective, the General Partner will exchange the amounts owed to it by the participating Partnerships for Units in the Consolidated Partnership. See "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values--Indebtedness to the General Partner". Each Partnership is currently liable only for payment of its own debts. Existing credit arrangements for the Partnerships have been in the form of oil and gas loans from the General Partner with interest payable quarterly at the General Partner's cost of borrowing which is currently at 3/4% over the prime rate of interest.

                  Based on past experience, the General Partner is confident, although it presently has no commitments, that it can refinance existing Partnership loans and obtain any other financing upon more favorable terms as a result of the increased size of the Consolidated Partnership compared to the existing Partnerships as well as the lower transactional and administrative costs anticipated in connection with arranging and supervising loans to the Consolidated Partnership. Nevertheless, there can be no assurance that any such refinancing will be obtained.

                  Like the existing Partnerships, the Consolidated Partnership, to further its business purposes, may borrow money, on either a secured or unsecured basis, and grant security interests in its assets, including its interests in oil and gas production and the proceeds of such production. Such borrowings may be used for all Consolidated Partnership purposes, including the purchase of Units and development drilling. Third party borrowing, if any, will be sought primarily from commercial banks, although advances from gas pipeline companies may be utilized. Such borrowing would ordinarily be secured by the Consolidated Partnership's producing properties. Except under certain circumstances as described under " - Proposed Activities-General," no Consolidated Partnership borrowing will be used to fund additional property purchases. See " --Right of Presentment", "--Proposed Activities-General" and "--Other Partnership Operations" above.

                  Unitholders would not be individually liable for the repayment of any such indebtedness. The repayment of the principal amount of such borrowings will be allocated to the General Partner and the Unitholders in the same manner as the cost of the operations to which the borrowed funds were applied would have been allocated had they been paid for out of Consolidated Partnership capital without borrowing. All interest charges and similar costs and expenses of Consolidated Partnership borrowings will be allocated in the same manner as Operating Costs.

                  If financing is unavailable on favorable terms, it may be desirable to use Consolidated Partnership revenues for development purposes. The use of Consolidated Partnership cash to pay such costs or to amortize indebtedness would defer distributions of cash to the Unitholders. The extent of such deferral will depend upon the terms of any loans actually obtained. There can be no assurance that the Consolidated Partnership will be able to borrow upon satisfactory terms. Moreover, during the term of such borrowings, the Unitholders' share of the taxable income of the Consolidated Partnership may be greater than the net cash available for distribution to them. Notwithstanding the foregoing, the maintenance of a continuous cash flow to the Unitholders is one of the principal objectives of the Consolidated Partnership.

                  Any loans made to the Consolidated Partnership by the General Partner will bear interest at the lesser of (i) the General Partner's interest cost from time to time during the terms of such loans, (ii) the rate which would be charged to the Consolidated Partnership on comparable loans for the same purpose (without reference to the General Partner's financial abilities or guarantees) by unrelated banks or (iii) the maximum lawful rate. The General Partner will not receive points or other financing charges or fees, regardless of amount, on any loans made to the Consolidated Partnership. The Consolidated Partnership will not lend money to the General Partner or its affiliates.

                  The General Partner may advance and disburse funds for the payment of bills and invoices for costs of Consolidated Partnership operations, and, in such event, will reimburse itself from the Consolidated Partnership account for such expenditures. The General Partner also will be reimbursed for an allocable portion of its Direct and Administrative Costs attributable to Consolidated Partnership activities. See "--Compensation--Advances and Disbursements".

                  The General Partner expects to obtain the funds to pay its share of costs from corporate assets and profits, Consolidated Partnership income allocated to its account and, if necessary, from the proceeds of corporate borrowings from third parties. The General Partner may pledge its interests in the Consolidated Partnership to secure such borrowings. However, the General Partner may not pledge any Consolidated Partnership properties as security for loans to it and may not pledge the Units of any Unitholder or the Interests of any limited partner without his consent.

Transfer of Units

                  Consolidated Partnership Units may only be transferred in accordance with the terms of the Articles and applicable federal and state securities laws. Except for gifts and transfers by operation of law or to the General Partner, no transfer may be made unless the transferor assigns all of his Units or both the transferor and the transferee will own Units having an original exchange value of $2,500 ($2,000 for IRAs and Keogh Plans) after such transfer. (See Article 8 of the Articles.) In addition, the General Partner has the right to refuse to recognize any transfer of Units if it believes that such transfer occurred on a secondary market or the substantial equivalent thereof. The General Partner will recognize an assignment of Units as of the last day of the calendar quarter following receipt of notice of such assignment and any required documentation, including documents providing information required under the Internal Revenue Code such as the name, address and taxpayer identification number of the transferee; the amount of Units to be acquired by the transferee; the date on which such Units are to be acquired; and whether or not the transferee can make the representations, warranties, certifications, covenants, agreements and designations set forth in Section 10.1 of the Articles.

                  The transferee of Units may become a substituted or additional limited partner of the Consolidated Partnership with the consent of the General Partner whether or not his transferor was such a limited partner, but must reimburse the Consolidated Partnership for filing fees and other expenses of the substitution or addition. While the General Partner may withhold such consent in certain circumstances (e.g., if the Consolidated Partnership's tax status would be jeopardized), the economic benefits of ownership of Units may, in general, be transferred or assigned without regard to whether the General Partner has consented, unless the transfer occurred on a secondary market or the substantial equivalent thereof. (See Section 8.3 of the Articles.) The General Partner may refuse to recognize any transfer of Units if it believes that such transfer occurred on a secondary market or the substantial equivalent thereof. See "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships." California and Missouri limited partners are now and will continue to be subject to the following additional restrictions on transfer.

                  In California:

                  IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR AN INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                  LIMITED PARTNERS SHOULD BE AWARE THAT THE VOTING RIGHTS GRANTED TO LIMITED PARTNERS PURSUANT TO THE PROVISIONS OF ARTICLE 8 OF THE ARTICLES OF LIMITED PARTNERSHIP ANNEXED HERETO AS APPENDIX B ARE NOT IDENTICAL TO THE VOTING RIGHTS OF LIMITED PARTNERS DESCRIBED IN RULE 260.140.128.2 PROMULGATED BY THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA.

                  In Missouri:

                  THESE SECURITIES ARE NOT ELIGIBLE FOR ANY TRANSACTIONAL EXEMPTION UNDER THE MISSOURI UNIFORM SECURITIES ACT (SECTION 409.402(b)). UNLESS THESE SECURITIES ARE REGISTERED UNDER THE ACT THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MISSOURI (SECTION 409.301).

Right of Presentment

                  Limited  partners  of the  Consolidated  Partnership,  but not other Unitholders, will have the right to present their Units to the Consolidated Partnership for purchase at the times described below and subject to the following conditions and limitations. The Consolidated Partnership will not purchase less than all of a limited partner's Units, but may waive this requirement in the General Partner's sole discretion.

                  Beginning in 1997, not later than April 30th of every year the General Partner will mail a notice setting forth the purchase price for Units to each limited partner who has, since the previous January 1st, notified the General Partner of a desire to present his Units to the Consolidated Partnership for purchase. The notice will include a summary of the reports of the Independent Experts referred to below, the asset and liability items considered in determining the purchase price, an explanation of how the purchase price was calculated and a form of assignment. A limited partner may elect to sell his Units by returning an executed form of assignment to the General Partner within 30 days after the mailing date of the notice. Units will be paid for in cash within 60 days following receipt by the General Partner of the executed and completed form of assignment and such purchases will be considered effective upon payment of the purchase price. A limited partner may rescind the sale of his Units within 15 days from the date his form of assignment is mailed by giving a written rescission notice to the General Partner.

                  The purchase price will be based upon the limited partners' indirect interest in a share of the net assets and liabilities of the Consolidated Partnership calculated as of the preceding December 31st (the "Determination Date"), which will include the sum of (i) an amount based on the discounted present value of future net revenues from the Consolidated Partnership's proved developed reserves and proved undeveloped reserves, as described below, plus (ii) cash on hand, plus (iii) prepaid expenses and accounts receivable (discounted, if appropriate), less a reasonable amount for doubtful accounts, plus (iv) the estimated market value of all assets not separately specified above, determined in accordance with standard industry valuation procedures. Proved developed reserves are those quantities of crude oil, natural gas and natural gas liquids which can be expected, with little doubt, to be recovered from existing wells using existing equipment and operating methods and include proved developed producing reserves, which are expected to be produced from one or more existing completion zones open for production in an existing well, and proved developed non-producing reserves, which exist behind the casing or at minor depths below the present depth of such wells, which are expected to be produced through these wells in the predictable future, where the cost of making such oil and gas available for production is relatively small compared to the cost of a new well. Proved undeveloped reserves are reserves which are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. All such classifications are included within the broader definition of proved reserves.

                  An amount equal to all debts, obligations and other liabilities, including accrued expenses, of the Consolidated Partnership, attributable to the capital accounts of the Unitholders will be deducted from the foregoing sum. Any distributions to Unitholders between the Determination Date and the date of the calculation will also be deducted; provided, however, that if any cash distributed was derived from the sale of oil or gas production or a producing property subsequent to the Determination Date, such distributions shall be discounted at the same rate used to take into account the risk factors employed to determine the value of the Consolidated Partnership's proved reserves, as set forth below.

                  The Consolidated Partnership will engage an Independent Expert to estimate the future net revenues attributable to the Consolidated Partnership's interest in proved developed reserves and proved undeveloped reserves. The Independent Expert may employ price and cost data and assumptions furnished by the General Partner in making these estimates. The existing Partnership Agreements currently provide that the Independent Expert estimates performed for each Partnership will include either those properties generating a significant amount (i.e., 80%) of the Partnership's aggregate revenues or substantially all of such revenues. The independently prepared estimate of Consolidated Partnership properties will evaluate those Consolidated Partnership properties generating substantially all of the Consolidated Partnership's aggregate revenues. The General Partner's staff engineers will estimate the future net revenues attributable to the balance of the Consolidated Partnership's properties employing the same parameters as are employed by the Independent Expert.

                  As in the Partnership Agreements, the amount attributable to Consolidated Partnership reserves will be deemed to be 70% of the estimated future net revenues of proved developed producing reserves and the "appraised value" of all other proved reserves. A discount for risk reasonably determined by the Independent Expert after review and approval by the General Partner and after taking into account the nature and quality of such oil and gas interests will be applied to the Consolidated Partnership's proved developed non-producing reserves and proved undeveloped reserves in arriving at "appraised value". It is the General Partner's policy that the discount for risk will not exceed 30% except in those instances in which the General Partner and the Independent Expert determine that a higher discount rate is appropriate because (a) such non-producing reserves were originally acquired by a participating Partnership at a price which included a discount in excess of 30%, or (b) generally accepted industry practice would require a higher discount rate because of the geographic area in which such non-producing reserves are located or the nature of the wells from which such non-producing reserves would be produced. The amount so determined will be adjusted by the General Partner for estimated changes from the Determination Date to the date of the calculation of the purchase price to account for (a) production or sale of, or additions to, reserves and lease and well equipment, the sale or abandonment of leases and similar matters occurring after the Determination

Date, and (b) the occurrence of any of the following events prior to the calculation: changes in well performance, increases or decreases in the market price of oil or gas, revision of regulations relating to oil imports, changes in income, ad valorem and other tax laws (e.g., material variations in the provisions for depletion or minimum tax payments) and similar matters. The share of the amount attributable to Consolidated Partnership future net revenues allocable to a particular Unitholder's Units will then be determined, taking into account the changes in the allocation of Consolidated Partnership costs and revenues described in "--Participation in Costs and Revenues". The result will then be discounted to present worth using an interest rate not in excess of 1% over the then prime interest rate announced by Texas Commerce Bank to its most preferred commercial customers.

                  Because of the difficulty in accurately estimating oil and gas reserves, the purchase price may not reflect the full value of the properties to which it relates. Such estimates are merely appraisals of value and may not correspond to realizable value. Furthermore, the sale of Units will be a taxable event, and gain or loss generally will be recognized for federal income tax purposes.

                  The Consolidated Partnership's obligation to purchase presented Units shall be limited to 15% of the aggregate purchase price of the Units, per year. The Consolidated Partnership proposes to meet its obligation with internally generated funds and with borrowings secured by Consolidated Partnership assets. Although this obligation constitutes a binding contractual commitment (subject to the limitations described above), the Consolidated Partnership's ability to meet it will, as a practical matter, depend upon its available working capital and its ability to arrange financing for such purposes. Thus, there can be no assurance that the Consolidated Partnership will have sufficient liquid assets and borrowing capacity available to meet its obligation. If, for any reason, less than all Units presented at any one time are to be purchased, the Units to be purchased will be selected by lot.

                  Upon a purchase of Units by the Consolidated Partnership, such Units of limited partnership interest in the Consolidated Partnership will not be cancelled unless the General Partner determines otherwise. The shares of Consolidated Partnership costs and revenues of the General Partner and the remaining Unitholders will be adjusted to take into account the costs and revenues attributable to any Units purchased that are cancelled by the Consolidated Partnership.

                  Under the Articles, should the obligation of the Consolidated Partnership to purchase Units pursuant to the foregoing right of presentment be determined to be in violation of any existing or future laws or legislation or to jeopardize the classification of the Consolidated Partnership under federal tax laws, such obligation will be eliminated to the extent inconsistent therewith.

                  Under the Articles, the Consolidated Partnership's obligation to purchase Units pursuant to the limited partners' right of presentment may be discharged by payment of the purchase price to a presenting limited partner by the General Partner, by an affiliate of the General Partner or by a broker-dealer or other person. The Units of the presenting limited partner will be transferred to the party selected by the General Partner who pays for them. Only the Partnership, however, is obligated to purchase Units presented by limited partners. The General Partner or other party paying for presented Units will participate in the Consolidated Partnership to the extent of its purchase of such Units in the same manner as if the General Partner or such other party were a substituted limited partner holding such Units. See "-Transfer of Units," above.

                  If the Units are listed on a stock exchange or included for quotation on NASDAQ or a trading market otherwise develops (none of which events is anticipated to occur or is likely to occur in the absence of a vote to amend the Articles), no further purchase offers for Units will be made by the Consolidated Partnership and no Units presented by limited partners will be accepted for purchase by the Consolidated Partnership.

                  The Partnership Agreements of all but six Partnerships give their limited partners the right to present their Interests for purcThe Partnershiptially the same terms and conditions as those set forth above. Agreements of each of the other six Partnerships (i.e., those formed in Enex Oil & Gas Income Programs V and VI) instead provide that during the sixth year after the commencement of Partnership operations and at least every two years thereafter during the term of the Partnership, the General Partner will submit to a vote of the limited partners a proposal to sell all of the Partnership's properties and to dissolve and liquidate the Partnership. The

Consolidated Partnership right of presentment will, however, provide the limited partners of those Partnerships with more frequent opportunities to cash in their investment on substantially the same basis as provided in their original Partnership Agreements because they will be given the annual opportunity to present their Units to the Consolidated Partnership for purchase at the price determined by the presentment formula. In the General Partner's opinion, the prices yielded by the presentment formula closely approximate the estimated fair market values of Partnership properties as determined by Gruy (which is intended to be an approximation of the prices for which Partnership properties could be sold), since Gruy's valuation methods also include escalated oil and gas prices, discounted present values of oil and gas reserves, and a flat 25% discount for all proved, developed reserves, with additional discounts based on the particular features of the property being evaluated.

No Assessments

                  No calls or assessments for funds will be sought from the Unitholders and expenses of the Consolidated Partnership will be paid from the capital of the Consolidated Partnership, Consolidated Partnership revenues and the financing arrangements the General Partner makes for the Consolidated Partnership. See "Proposed Activities--Financing" above.

Participation in Costs and Revenues

                  General Cost and Revenue Sharing Percentages: Under the existing Partnership Agreements, net revenues earned by the Partnerships (i.e., after payment of Direct Costs, Administrative Costs, Operating Costs, interest on loans and other costs and expenses incurred by the Partnerships) are generally allocated 10% to the General Partner and 90% to the limited partners (including the General Partner with respect to the Interests it owns). With respect to the following Partnerships, however, such revenues and costs are allocated 100% to the limited partners (including the General Partner with respect to the Interests it owns): Enex Program I Partners, L.P., Enex Oil & Gas Income Program II-7, L.P., Enex Oil & Gas Income Program II-8, L.P., Enex Oil & Gas Income Program II-9 L.P. and Enex Oil & Gas Income Program II-10, L.P. In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding Interests in the affected Partnerships. The exchange values of the General Partner's percentage shares of Partnership net revenues are as follows:


                                     TABLE B
       EXCHANGE VALUE ATTRIBUTABLE TO GENERAL PARTNER'S REVENUE INTERESTS


                                                 Exchange Value                       "General
                                Percentage of    Attributable to   GP's Percentage    Partner's
                Exchange        Total Exchange    GP's Revenue     of Partnership's   Percentage
 Partnership     Value             Value           Interest         Exchange Value      Share"
- ------------  -------------     --------------   ----------------  ----------------  -----------
     100        $5,091,092        29.72%                -             0.00%            0.00%
     207           900,511         5.26%                -             0.00%            0.00%
     208           688,457         4.02%                -             0.00%            0.00%
     209           411,439         2.40%                -             0.00%            0.00%
     210           519,998         3.04%                -             0.00%            0.00%
     301           310,146         1.81%           $7,612             2.45%            0.04%
     302           444,368         2.59%           12,020             2.71%            0.07%
     303           681,975         3.98%           19,436             2.85%            0.11%
     304           241,695         1.41%            2,300             0.95%            0.01%
     305           273,585         1.60%           12,147             4.44%            0.07%
     306           304,186         1.78%           13,606             4.47%            0.08%
     307           215,020         1.26%            9,630             4.48%            0.06%
     308           275,045         1.61%           12,555             4.56%            0.07%
     401           177,084         1.03%           11,290             6.38%            0.07%
     402           132,782         0.78%            8,498             6.40%            0.05%
     404           188,429         1.10%            9,340             4.96%            0.05%
     405           265,914         1.55%           17,247             6.49%            0.10%
     406           183,907         1.07%           13,039             7.09%            0.08%
     407           268,595         1.57%           15,140             5.64%            0.09%
     051           290,105         1.69%           29,010             10.00%           0.17%
     052           209,269         1.22%           20,926             10.00%           0.12%
     053           197,586         1.15%           19,758             10.00%           0.12%
     054           945,303         5.52%           94,530             10.00%           0.55%
     055           759,378         4.43%           75,937             10.00%           0.44%
     601           558,956         3.26%           55,895             10.00%           0.33%
     501           257,359         1.50%            3,577             1.39%            0.02%
     502           291,515         1.70%            4,046             1.39%            0.02%
     503           196,649         1.15%            4,813             2.45%            0.03%
     525            99,151         0.58%            5,604             5.65%            0.03%
     526           127,971         0.75%            5,419             4.23%            0.03%
     527           348,737         2.04%           12,254             3.51%            0.07%
     531           429,067         2.50%           19,749             4.60%            0.12%
     532           207,750         1.21%           13,424             6.46%            0.08%
     533           637,104         3.72%           34,218             5.37%            0.20%

              ------------    -------------  ------------                            ---------
    Totals     $17,130,128         100%          $563,020                              3.29%
              ============    =============  ============                            =========

For each participating Partnership, the exchange value of the General Partner's net revenue sharing percentage will be converted into a proportionate allocation of Consolidated Partnership net revenues to the General Partner rather than into Units. For example, if Enex Oil & Gas Income Program V - Series 3, L.P. is a participating Partnership and the exchange value of its net assets (exclusive of its liabilities to the General Partner) represents 1.15% of the aggregate exchange value of the assets received by the Consolidated Partnership in the Consolidation (exclusive of the exchange value of liabilities to the General Partner and Interests acquired pursuant to the Exchange Offer), then the General Partner will receive a .12% sharing percentage in the Consolidated Partnership's revenues and expenses (10% of 1.15%).

                  If all of the Partnerships participate in the Consolidation, the Consolidated Partnership's net revenues will be allocated 3.29% to the General Partner and 96.7% to the Unitholders (including the General Partner with respect to the Units it owns). The share of the Consolidated Partnership's net revenues to be allocated to the General Partner in accordance with the foregoing explanation is referred to in this Prospectus/Proxy Statement as the "General Partner's Percentage Share."

                  The existing Partnership Agreements provide that upon the limited partners' receipt of aggregate Partnership distributions equal to (or in certain cases equal to twice) their subscriptions to the Partnership, the general revenue and cost sharing ratios as between the limited partners and General Partner will shift from 90%-10% to 85%-15%. Although there is little likelihood of the increase occurring in the forseeable future, the General Partner has decided to forego this potential increase in its share of Partnership net revenues in order to provide further benefit to the limited partners of those Partnerships. Accordingly, no exchange value has been assigned to the General Partner's right to a potential increase in its share of the net revenues of certain Partnerships. Following the Consolidation, costs and revenues will no longer be allocated to each Partnership. Instead each Unitholder will receive a pro rata share of the Unitholders' share of the net revenues of the Consolidated Partnership.

                  Particular Allocations: The costs of planning and developing the Consolidation and presenting it to the limited partners of the Partnerships, as well as the costs of organizing the Consolidated Partnership and the costs of the Consolidation itself, shall be borne by the Consolidated Partnership and allocated in accordance with the general cost and revenue sharing percentages described above. Included are legal, accounting and engineering fees, a share of the Administrative Costs of the General Partner and its affiliates, duplicating, printing and mailing costs, filing fees and other incidental costs and expenses.

                  Direct Costs, Administrative Costs, Operating Costs, expenses of drilling, completing and equipping (or plugging and abandoning) development wells, other expenses incurred in connection with Consolidated Partnership business and revenues (other than proceeds of sales of properties) will also be allocated in accordance with the general cost and revenue sharing percentages described above.

                  Anything to the contrary notwithstanding, the repayment of borrowing (exclusive of interest) assumed by the Consolidated Partnership upon the acceptance of the assets and liabilities of the participating Partnerships and borrowing (exclusive of interest), the proceeds of which are used to acquire producing properties (see "-Proposed Activities-Reinvestment of Revenues and Proceeds"), shall be made exclusively out of the share of Consolidated Partnership net revenues allocated to the Unitholders (including the General Partner with respect to the Units it owns).

                  Generally, gain from the sale of a Consolidated Partnership property shall first be allocated to the General Partner in such amount, if it is available, as will result in the General Partner having been allocated the General Partner's Percentage Share of the aggregate net proceeds from all sales of Consolidated Partnership property allocated to such point. The balance of the gain, if any, shall be allocated to the General Partner and the Unitholders, (including the General Partner with respect to the Units it owns) in accordance with the general cost and revenue sharing percentages described above. Losses incurred by the Consolidated Partnership in connection with sales of property will be allocated to the Unitholders (including the General Partner with respect to the Units it owns) in proportion to their respective interests in the book value of the property sold (i.e., generally in proportion to capital account balances).
                                       52

                  If there is a loss on a sale or insufficient gain from a sale to permit the General Partner's Percentage Share of the aggregate amount of net proceeds of the sale to be allocated to the General Partner, the General Partner will be specially allocated additional gain from subsequent sales of Consolidated Partnership property, if any, to make up the difference. If the General Partner is allocated additional gain from a subsequent sale to make up any such difference, the General Partner will be allocated more than the General Partner's Percentage Share of the net proceeds from such subsequent transaction, but only to the extent necessary to eliminate any cumulative difference between the General Partner's Percentage Share of aggregate Consolidated Partnership net proceeds of sale through such time and the amount actually allocated to the General Partner through such time.

                  However, if property is sold for the purpose of providing funds to acquire other properties and prior to the closing for the sale of such property the General Partner has earmarked the property to be sold for such purposes, then any gain resulting from the sale of such property will be allocated exclusively to the Unitholders.

                  The General Partner will be allocated the costs and revenues attributable to the Units it owns, determined in the same manner as for other Unitholders.

                  All allocations described above are subject to adjustment upon the withdrawal of properties by the owner of a selling Unitholder's Units as described in "--Exchange for Assets" or upon the cancellation by the Consolidated Partnership of Units purchased from a presenting Unitholder, as described in "--Right of Presentment".

                  The General Partner may reduce the General Partner's Percentage Share and correspondingly increase the net revenue interest of the Unitholders if required by law in order for the General Partner or its affiliates to participate in transactions with the Consolidated Partnership.

                  Allocation of Costs and Revenues Among Unitholders: The General Partner and the limited partners of each participating Partnership will be allocated a pro rata portion of the exchange value of their Partnership's net assets based upon the balances in the Partners' capital accounts in accordance with the dissolution provisions of the Partnership Agreement of each Partnership. The General Partner's capital account will also be credited with an amount equal to the amount owed it by such Partnership in exchange for the General Partner's cancellation of the indebtedness. The resulting values will be used in determining each Partner's share of the Consolidated Partnership's capital and the amount of Units distributable to him. Except for the special allocations described in the next paragraph, the Unitholders' share of revenues, gains, costs, expenses, losses and other charges and liabilities will be credited and charged among them pro rata according to their holdings of Units.

                  The Articles provide for the special allocation of cost recovery (depletion and depreciation) deductions and of taxable gain or loss to the Unitholders contributing property to the Consolidated Partnership (i.e., the assets of their participating Partnership) to take into account, generally, the difference between the fair market value of the property and the adjusted tax basis of such property at the time of contribution. As part of this special allocation, any recaptured income resulting from the sale of such properties will be allocated first to the contributing Unitholders to the extent of the special allocation of gain referred to in the previous sentence and the balance, if any, will be allocated among all Unitholders in accordance with the allocations described above. See "TAX ASPECTS--Participation in the Consolidated Partnership--Allocations to Partners" for a discussion of such special allocations.

                  Estimated Expenses: The General Partner estimates that Direct Costs and Administrative Costs allocable to the Consolidated Partnership for its first 12 months of operation will be approximately $775,000 if the minimum number of Partnerships participate in the Consolidation (representing approximately 59% of aggregate Consolidated Partnership exchange value) and approximately $1,100,000 if all of the Partnerships participate in the Consolidation (representing 100% of aggregate Consolidated Partnership exchange value). (If more than the minimum number of Partnerships participate, costs and expenses will be higher on an absolute basis, but in view of economies of scale, not proportionately so.) The General Partner estimates that the components of such allocable amounts for a Consolidated Partnership formed with $10,000,000 and $17,130,128 of exchange value (exclusive of the exchange value attributable to Interests exchanged for Units pursuant to the Exchange Offer), respectively, will be as follows:
                                       53

                               Minimum              Maximum
Administrativ Costs            Program              Program
                               ---------            -------
Accounting                     $126,000             $179,000
Administration                  100,000              142,000
Data Processing                  25,000               36,000
Engineering                     122,000              173,000
Investor Relations               19,000               27,000
Land                             30,000               43,000
Directors' Fees                  31,000               44,000
Equipment & Maintenance          30,000               42,000
Insurance                         2,000                3,000
Office Expenses                  19,000               27,000
Postage                          16,000               22,000
Phone                             7,000               10,000
Printing                         12,000               17,000
Rent                             62,000               88,000
Taxes & Fees                     37,000               53,000
Travel & Entertainment            8,000               11,000
                              ---------             ----------
Subtotal - allocated expenses   646,000              917,000
                               --------             ----------

Direct Costs:
Audit & Tax Fees                 60,000               85,000
Filing Fees                       2,000                3,000
Legal Fees                       35,000               50,000
Reserve Reports                  32,000               45,000
                               --------              ----------
Subtotal - direct expenses      129,000              183,000
                               --------              ----------

TOTAL                          $775,000            $1,100,000
                               ========             ==========


See "--Compensation--Direct and Administrative Costs," below for a discussion of the procedures followed to determine the amounts of Administrative Costs to be allocated to the Consolidated Partnership. Although the General Partner has prior experience in organizing and operating income program partnerships, the Direct Costs and Administrative Costs to be allocated and incurred by the Consolidated Partnership, as indicated above, are only estimates and actual results may vary.

Compensation

                 For its management services, the General Partner has received, from all Partnerships, partnership revenue interests, reimbursement of offering costs and reimbursement of Direct and Administrative Costs actually incurred. Such amounts are shown in Tables 3 and 3b in Appendix A.

                 After commencement of the Consolidated Partnership's operations, the General Partner or its affiliates will receive compensation from the Consolidated Partnership substantially identical to the corresponding items of compensation the General Partner currently receives from the Partnerships, except that the General Partner's share of costs and revenues will be a blended sharing percentage as described above in "--Participation in Costs and Revenues--General Cost and Revenue Sharing Percentages" and will not increase at payout. These compensation arrangements may be considered to be less favorable to the General Partner than the provisions of certain of the Partnership Agreements in that the General Partner's right to an increase in its general partnership revenue interest upon payout to the limited partners (although not anticipated to occur in the foreseeable future) is being waived, and this potential increase will be given no value in determining the amount of Units to which the General Partner will be entitled pursuant to the Consolidation.

                 Interest in Properties: The General Partner will receive the percentages of the revenues derived from the sale of production from oil and gas properties, including any development wells drilled by the Consolidated Partnership and the proceeds from the sale of Consolidated Partnership property and will be allocated the percentages of Operating Costs, Direct Costs, Administrative Costs, the cost of development wells drilled by the Consolidated Partnership and associated interest expenses and other costs and revenues described in "--Participation in Costs and Revenues". To the extent that the General Partner's share of revenues and proceeds of sale exceeds its share of costs and expenses, the General Partner will have received compensation.

                 Direct and  Administrative  Costs:  The General Partner will be reimbursed for the Unitholders' share (including the portion thereof attributable to Units owned by the General Partner) of all Direct Costs and Administrative Costs incurred on behalf of the Consolidated Partnership. The portion of Administrative Costs allocable to the Consolidated Partnership will be computed on a cost basis in accordance with generally accepted accounting principles or standard industry practices which may be in effect by allocating the time spent by the General Partner's personnel among all projects conducted by the General Partner for its own account, joint ventures or other affiliated limited partnerships, and by allocating rent and other overhead on the basis of relative direct time charges.

                 The Articles require that the Consolidated Partnership obtain annually from its independent public accountants, for inclusion in its annual report, a written attestation that the method used to make such allocations was consistent with the method described in this Prospectus/Proxy Statement and that the total amount of costs allocated did not materially exceed the amounts actually incurred by the General Partner. The accountants will not opine on either the necessity of any costs incurred by the General Partner or the fairness of the allocation of such costs to the Consolidated Partnership.

                 Reimbursement of such costs to the General Partner will include a portion of the salaries of its officers and employees allocated as described above. Salaries of "controlling persons" of the General Partner (directors, executive officers and 5% shareholders) will not be reimbursed as Administrative Costs. To the extent that such persons provide actual professional services to a Partnership (i.e., property selection or management, preparation of reserve or financial information, etc.) directly related to Partnership operations, salaries of certain executive officers, excluding the President of the General Partner, may be reimbursed as a Direct Cost; provided, however, that the total annual reimbursement for all such officers' salaries shall not exceed an amount equal to .4% of aggregate capital contributions to the Partnerships that participate in the Consolidation. The reimbursement described above is without regard to the profitability of the Consolidated Partnership, and, to the extent it includes a portion of such salaries, may be deemed compensation to the General Partner. Direct Costs and Administrative Costs shall not include any item of expense incurred by the General Partner acting as operator of producing Partnership properties. See "Operating Costs", below.

                 Operating Costs: When acting as the operator of Consolidated Partnership properties, the General Partner will not receive any compensation but will be reimbursed for actual costs and expenses incurred in providing such services, including a charge for allocable Direct Costs and Administrative Costs. In circumstances in which the General Partner does not act as operator of a Consolidated Partnership property, the General Partner will not charge the Consolidated Partnership any direct fees for monitoring well operators, but will be entitled to reimbursement only of those related expenses, including Direct Costs and Administrative Costs, actually incurred by it.

                 Advances and Disbursements: In many instances, the General Partner will advance and disburse monies for the payment of Direct Costs incurred in connection with Consolidated Partnership operations, and will be reimbursed by the Consolidated Partnership for such expenditures. Such procedures are consistent with standard oil industry practice and will be reviewed by a firm of independent public accountants in connection with their examination of the financial statements of the Consolidated Partnership and the provision of the attestation described above. The General Partner will be reimbursed for an allocable portion of its Administrative Costs attributable to such activities, as described above.

                 Other Benefits: To the extent the General Partner incurs expenses for which it is reimbursed by the Consolidated Partnership, it may be deemed to have received a benefit. Any interest charged on loans to the Consolidated Partnership by the General Partner may be considered additional compensation.

Management

                 The General Partner was reincorporated under the laws of the State of Delaware on June 30, 1992, and maintains a principal operating office at Suite 200, Three Kingwood Place, Kingwood, Texas 77339; telephone (713) 358-8401. At July 1, 1996, the General Partner and its subsidiary, Enex Securities Corporation, had 24 full-time employees.

     Officers, Directors and Key Employees: The officers, directors and key employees of the General Partner are:

                 Gerald B. Eckley. Mr. Eckley, age 69, has served as a director, President and Chief Executive Officer of the General Partner since its formation in 1979. He was employed by Shell Oil Company from 1951 to 1967 and served in managerial capacities from 1959 to 1967. From 1967 to 1969, he was Director of Fund Raising at the University of Oklahoma and from 1969 to 1971, was Vice President of Land and Operations for Imperial American Management Company. In 1971, Mr. Eckley was a petroleum consultant and in 1972-1973 was General Counsel and Executive Director of the Oil Investment Institute. From 1973 to 1974, he was Manager of Oil Properties, Inc. and from 1974 to 1976, was Vice President, Land and Joint Ventures for Petro-Lewis Corporation. From 1977 to August of 1979, Mr. Eckley was President of Eckley Energy, Inc., a company engaged in purchasing and selling oil and gas properties. Mr. Eckley received an LLB degree from the University of Oklahoma in 1951 and a Juris Doctor degree from the University of Oklahoma in 1970.

     Robert E. Densford. Mr. Densford, age 38, was appointed a director of the General Partner on September 11, 1991. He joined the General Partner as Controller on May 1, 1985 and became Vice President-Finance, Secretary and Treasurer on March 1, 1989. From January 1983 to April 1985, he was a Senior Accountant for Deloitte Haskins & Sells in Houston, Texas, auditing both closely held and publicly owned oil and gas companies. From September 1981 to December 1982, he was a staff accountant for Coopers & Lybrand in Houston. Mr. Densford is a C.P.A. and holds a B.B.A. degree in Accounting and an M.S. degree in Oil and Gas Accounting, Magna Cum Laude, from Texas Tech University and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

                 Robert D. Carl, III. Mr. Carl, age 42, was appointed a director of the General Partner on July 30, 1991, and is a member of the General Partner's Audit Committee. He is President, Chief Executive Officer and Chairman of the Board of Health Images, Inc., a public company whose securities are traded on NYSE, which provides fixed site magnetic resonance imaging ("MRI") services. Mr. Carl is also President of Life Funding Corporation, a firm engaged in the viatical settlements business. He is a trustee of Franklin and Marshall College in Lancaster, Pennsylvania. From 1978 to 1981, Mr. Carl also served as President of Carl Investment Associates, Inc., a registered investment advisor. In 1981 Mr. Carl joined Cardio-Tech, Inc., as general counsel and as an officer and director. Upon the sale and reorganization of Cardio-Tech, Inc. into Cardiopul Technologies in 1982, he served as its Executive Vice President and as a director. In March, 1985 he was elected President, Chief Executive Officer and Chairman of Cardiopul Technologies which spun off its non-imaging medical services business and changed its name to Health Images, Inc. Mr. Carl received a B.A. in History from Franklin and Marshall College, Lancaster, Pennsylvania in 1975 and a J.D. from Emory University School of Law, Atlanta, Georgia in 1978. Mr. Carl is a Trustee of Franklin and Marshall College and is a member of the State Bar of Georgia.

                 On January 4, 1996, the Securities and Exchange Commission ("SEC") filed a complaint in the United States District Court for the District of Columbia against Mr. Carl alleging that Mr. Carl violated Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"), and Rules 16a-2 and 16a-3 (and former Rule 16a-1) thereunder, by failing to timely file reports concerning thirty-eight securities transactions in his mother's brokerage accounts involving shares of Health Images, Inc. stock. Although Mr. Carl's mother apparently did not live in his household, the SEC took the position that because Mr. Carl (1) provided substantial financial support to his mother,

(2) commingled his mother's assets with his own, (3) provided a substantial portion of the funds used to purchase the shares in question, and (4) received from his mother a substantial portion of the sales proceeds, he, therefore, had a pecuniary interest in, and was a beneficial owner of, the shares in question.

                 In response to the SEC's action, Mr. Carl disgorged to Health Images, Inc. approximately $92,400 in short-swing profits from the trading in his mother's account, plus interest thereon of approximately $52,600. The SEC further requested the court to impose a $10,000 civil penalty against Mr. Carl pursuant to Section 21(d)(3) of the Exchange Act. Without admitting or denying the allegations in the complaint, Mr. Carl consented to the entry of a final judgment imposing the $10,000 penalty. On January 12, 1996, a federal judge entered the final judgment in this matter, and Mr. Carl has since filed amended reports on Forms 4 and 5 reflecting these transactions in his mother's accounts.

                 In relation to the same matter, the SEC has issued an administrative order pursuant to Section 21C of the Exchange Act against Mr.
Carl, finding that he violated Section 16(a) and the rules thereunder and requiring him to cease and desist from committing or causing any violation or future violation of those provisions. Without admitting or denying allegations in the SEC's Order, Mr. Carl consented to the entry of the Order.

                 Martin J. Freedman. Mr. Freedman, age 71, was one of the General Partner's founders and a member of its Board of Directors as well as a board member of Enex Securities Corporation until June 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the General Partner's Compensation and Options Committee. He is currently President of Freedman Oil & Gas Company, engaged primarily in the management of its exploration and producing properties, and the managing partner of Martin J. Freedman & Company which has an interest in approximately one hundred producing oil and/or gas wells. Mr. Freedman is a lifetime member of the Denver Petroleum Club as well as being a lifetime member of the Denver Association of Petroleum Landmen. He was an officer and director and/or founder of several former private and public companies, among which were Valex Petroleum and Kissinger Drilling and Exploration. Mr. Freedman entered the oil and gas business in 1954 when he joined Mr. Marvin Davis of the Davis Oil Company. In 1956, he became President of Central Oil Corporation, a company engaged in oil and gas exploration. From 1958 on, Mr. Freedman operated as Martin J. Freedman Oil Properties and was President of Oil Properties, Inc., a private corporation. Mr. Freedman attended Long Island University and New York University. He received a bachelor's degree in Psychology and also attended New York University's graduate school.

                 William C. Hooper, Jr. Mr. Hooper, age 58, has been a director of the General Partner since its formation in 1979 and is a member of the General Partner's Audit and Compensation and Options Committees. In 1960 he was a staff engineer in the Natural Gas Department of the Railroad Commission of Texas, with principal duties involving reservoir units and gas proration. In 1961 he was employed by the California Company as a Drilling Engineer and Supervisor. In 1963 he was employed as a Staff Engineer by California Research Corporation and in 1964 rejoined the California Company as a project manager having various duties involving drilling and reservoir evaluations. In 1966 he was Executive Vice President for Moran Bros. Inc., coordinating and managing all company activities, drilling operations, bidding and engineering. From 1970 until the present, he has been self-employed as a consulting petroleum engineer providing services to industry and government and engaged in business as an independent oil and gas operator and investor. From 1975 to 1987 he was also a director and President of Verna Corporation, a drilling contractor and service organization. He received a B.S. degree in Petroleum Engineering in 1960 from the University of Texas and an M.S. degree in Petroleum Engineering from that same University in 1961.

                 James Thomas Shorney. Mr. Shorney, age 70, has been a director of the General Partner since 1990 and is a member of the General Partner's Compensation and Options Committee. He has been a petroleum consultant and Secretary and Treasurer of the Shorney Company, a privately held oil and gas exploration company, from 1970 to date. From 1970 to 1976, he also served as petroleum consultant in Land and Lease Research Analysis Studies for the GHK Company. He was an oil and gas lease broker from 1962 to 1970 and employed by Shell Oil Company in the Land Department from 1954 to 1962. Before joining Shell Oil Company, he served as Public Information Officer in the U.S. Army Air Force from 1950 to 1953, including 1952 in Georgetown University Graduate School. Mr. Shorney graduated from the University of Oklahoma with a B.A. degree in Journalism in

1950. From 1943 to 1945, he served in the U.S. Army Air Force as an air crew member on a B-24 Bomber. Mr. Shorney is a member of the Oklahoma City Association of Petroleum Landmen on which he has served as Director and Secretary/Treasurer. He is an active member of the American Association of Petroleum Landmen. In 1975, Mr. Shorney was first listed in the London Financial Times' Who's Who in World Oil and Gas.

                 Stuart Strasner. Mr. Strasner, age 66, was a director of the General Partner from its formation until October 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the General Partner's Audit Committee. He is a professor of business law at Oklahoma City University and was Dean of the law school at Oklahoma City University from July 1984 until June 1991. Prior to July 1984, Mr. Strasner was an attorney in private practice of counsel to McCollister, McCleary, Fazio and Holliday in Oklahoma City, Oklahoma. From 1959 to 1974, he was employed by various banks, bank holding companies and an insurance company in executive capacities. From 1974 to 1978, he was a consultant to various corporations such as insurance companies, bank holding companies and small business investment companies. From 1978 until late 1981, he was Executive Director of the Oklahoma Bar Association and from 1981 to 1983 was a director and President of PRST Enterprises, Inc., a real estate development company. Mr. Strasner holds an A.B. degree from Panhandle A&M College, Oklahoma and a J.D degree from the University of Oklahoma. He is a member of the Fellows of the American Bar Association and a member of the Oklahoma Bar Association. Mr. Strasner is also a director of Health Images, Inc., a public company which provides fixed site magnetic resonance imaging services.

     James A. Klein. Mr. Klein, age 33, joined the General Partner as Controller in February 1991. In June 1993, he was appointed President and Principal of Enex Securities Corporation. From June 1988 to February 1991, he was employed by Positron Corporation in Houston. From July 1987 to May 1988, he was employed by Transworld Oil Company in Houston and from September 1985 until July 1987, he was an accountant with Deloitte Haskins & Sells in Houston, Texas, auditing oil and gas and oil service companies. Mr. Klein is a certified public accountant and holds a B.A. in Accounting (1985) from the University of Iowa. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants.

                 It is not anticipated that the Consolidated Partnership will have any employees since it will be operated entirely by the General Partner.

                 Executive Compensation: There is shown below information concerning the annual and long-term compensation for services in all capacities to the General Partner for the fiscal years ended December 31, 1993, 1994, and 1995, of those persons who were the chief executive officer and the other executive officers of the General Partner (collectively, the "Named Officers") who earned at least $100,000 during the fiscal year ended December 31, 1995:

                           SUMMARY COMPENSATION TABLE

                            Annual Compensation      Long-Term Compensation
                           ----------------------   ------------------------

                                                     Awards       Payouts
                                                     ------       -------
Name                                                 Shares         All
and                                                 Underlying     Other
Principal Position    Year     Salary     Bonus      Options   Compensation (1)

- --------------------------------------------------------------------------------
Gerald B. Eckley     1995    $ 240,000   $ 32,400      - 0 -    $ 21,175
President, Chief     1994    $ 240,000   $ 36,000      - 0 -    $  4,000
Executive Officer    1993    $ 240,000   $ 52,800    10,000     $ 17,000

Robert E. Densford   1995    $ 112,000   $ 15,120      - 0 -    $ 20,562
Vice President -     1994    $ 112,000   $ 16,800      - 0 -    $ 19,500
Finance, Secretary   1993    $ 112,000   $ 24,640    10,000     $ 17,000
Treasurer
- ------------

(1) The General Partner's Employee Stock Purchase Program (the "Program"), in which all officers, directors and full-time employees are eligible to participate, provides for the monthly contribution of shares of the General Partner's common stock equal to 50% of a participant's open market purchases of the General Partner's common stock for the preceding month (the "Stock Contribution"). The Stock Contribution, on which dividends are paid, is limited to a maximum of 2,500 shares per participant per Program year. Each Stock Contribution, although immediately vested, is held in escrow for a six-month holding period prior to its distribution to the participant, and will be forfeited if, during such six-month period, the participant ceases to be an employee or director of the General Partner for any reason other than retirement, death or disability. The values shown in the table represent 2,500 shares contributed to Mr. Eckley and 2,500 shares contributed to Mr. Densford during 1995. No Named Officer held any other unvested restricted stock at December 31, 1995.

     Option Grants: No options were granted under the General Partner's 1991 Non-Qualified Stock Option Plan during 1995.

     Option Exercises and Year-End Values: Shown below is information concerning the exercise and year-end values of the options to purchase the General Partner's common stock granted in prior years to the Named Officers and held by them at December 31, 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                         Number of                      Value of
                                                     Shares Underlying                Unexercised
                                                       Unexercised                    In-the-Money
                                                        Options at                     Options at
                       Number of                     December 31, 1995               December 31, 1995
                                                     -----------------               -----------------
                       Shares Acquired  Value
Name                   on Exercise      Realized  Exercisable    Unexercisable   Exercisable (1)  Unexercisable (1)
- ----                   ---------------  --------  -----------    -------------   ---------------  -----------------

Gerald B. Eckley          -0-               $0       70,000              -           $265,000        $0

Robert E. Densford        -0-               $0       40,000              -           $132,500        $0

- ------------

(1) The dollar values are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at fiscal year-end.

     Compensation of Directors: During 1995, each non-employee director received $1,200 as compensation for each meeting which he attended in person and $1,800 per calendar quarter. Under the terms of the Employee Stock Purchase Program described above, 2,500 shares (having an aggregate value of $20,625 calculated on the applicable contribution dates) were contributed by the General Partner to Mr. Freedman in 1995. At December 31, 1995 all of these shares had been distributed.

     Security Ownership of Certain Beneficial Owners and Management: The following table sets forth the ownership of the General Partner's common stock held by (i) each person who owns of record or who is known by the General Partner to own beneficially more than 5% of such stock, as of December 31, 1995,
(ii) each of the directors and nominees for election as directors of the General Partner, as of March 1, 1996, (iii) each of the Named Officers, as of March 1, 1996, and (iv) all of the General Partner's directors and executive officers as a group, as of March 1, 1996. As of March 1, 1996, the General Partner had 1,372,297 shares of common stock issued and outstanding. The number of shares and the percentage of the class beneficially owned by the persons named in the table and by all directors and executive officers as a group is presented in accordance with SEC Rule 13d-3 and includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon exercise of options within 60 days. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all securities listed.

                                                                      Number
                                                                    of Shares
                                                                   Beneficially    Percent
                Names and Addresses of Beneficial Owners              Owned       of Class
                ----------------------------------------           ------------   --------
       FMR Corp.
       82 Devonshire Street
       Boston, MA  02109............................................144,300(1)     10.52%

       Franklin/Templeton
    Group of Funds
       777 Mariners Island Blvd.
       San Mateo, CA 94404..........................................105,100(2)      7.66%

       Directors and Executive Officers (3)
       Gerald B. Eckley.............................................289,900        20.10%
       Robert D. Carl, III.......................................... 87,500         6.35%
       Robert E. Densford........................................... 69,960         4.95%
       William C. Hooper, Jr. ......................................  8,000          .58%
       Martin J. Freedman........................................... 32,000         2.32%
       James Thomas Shorney.........................................  5,000          .36%
       Stuart Strasner..............................................  5,000          .36%
       Directors and Executive Officers as a group (8 persons)......522,260        34.18%

 ---------

     (1) FMR Corp. ("FMR") is a holding company one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), the investment advisor to a large number of investment companies (the "Fidelity Funds"), including the Fidelity Low-Priced Stock Fund, which owns the shares shown in the table. FMR, through its control of Fidelity, and the Chairman of FMR each has sole power to dispose of such shares. Neither FMR nor its principal shareholder has the sole power to vote or direct the voting of such shares, which power resides with the Fidelity Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All information regarding FMR was obtained from Amendment No. 4 to Schedule 13G filed by FMR with the SEC on February 14, 1996.

     (2) Franklin Resources, Inc. ("FRI"), a holding company whose subsidiaries include a bank, broker-dealers, and the investment advisors to a large number of investment companies (the "Franklin/Templeton Funds"), has reported that the above shares are held for the benefit of the Franklin Balance Sheet Investment Fund ("FBSIF"), which has the right to receive dividends on and the proceeds from the sale of such shares. FRI has reported that it has the sole power to vote, and shares with Franklin Advisors, Inc. (the investment advisor to FBSIF) the power to dispose of, such shares. All information regarding FRI was obtained from Amendment No. 2 to Schedule 13G filed by FRI with the SEC on February 8, 1996.

     (3) 800 Rockmead, Three Kingwood Place, Suite 200, Kingwood, TX 77339 is the address for all directors and executive officers. Actual ownership of outstanding shares, excluding unissued shares subject to options is as follows:
Mr.  Eckley - 219,900  shares,  16.02%;  Mr. Carl - 82,500  shares,  6.01%;  Mr.
Densford - 29,960 shares, 2.18%; Mr. Freedman - 27,000 shares, 1.97%; all directors and executive officers as a group - 366,760 shares, 26.73%.

     In addition, Mr. Eckley owns the following interests as a limited partner in the Partnerships: $2,000 in Enex Program I Partners, L.P., $2,000 in Enex Oil & Gas Income Program II-10, L.P., $2,000 in Enex Income and Retirement Fund, Series 1, L.P., $1,000 in Enex 90-91 Income and Retirement Fund, Series 2, L.P., $25,619
in Enex Oil & Gas Income Program V, Series 3, L.P. and $53,000 in Enex Oil & Gas Income Program VI, Series 1, L.P. Additionally, Mr. Shorney owns a $7,500 interest as a limited partner in Enex Oil & Gas Income Program VI, Series 1, L.P.

                  Fiduciary Obligations and Indemnification: A general partner is accountable to a limited partnership as a fiduciary and consequently must handle partnership affairs with trust, confidence and good faith, may not obtain any secret advantage or benefit from the partnership and must share with it all business opportunities clearly related to the subject of its operations. In contrast to the relatively well developed state of the law concerning fiduciary duties owed by officers and directors to the shareholders of a corporation, the law concerning the duties owed by general partners to the other partners and to the partnership is relatively undeveloped. The New Jersey Uniform Limited Partnership Law (1976) (the "Act") permits New Jersey limited partnerships to restrict or expand in their partnership agreements, the liabilities of general partners to their partnerships and their limited partners. In order to induce the General Partner to manage the businesses of the Consolidated Partnership, Sections 9.2 and 9.6 of the Articles contains various provisions that are designed to mitigate possible conflicts of interest (see "-Conflicts of Interest"), which may have the effect of restricting the fiduciary duties that might otherwise be owed by the General Partner to the Consolidated Partnership and its limited partners or which waive or consent to conduct by the General Partner that might otherwise raise issues as to compliance with fiduciary duties. Because this a rapidly developing and changing area of the law and there is little case law on the subject, the General Partner has not obtained an opinion of counsel covering the provisions of the Articles which purport to waive or restrict fiduciary duties of the General Partner. Limited Partners who have questions concerning the duties of the General Partner should consult with their counsel.

                  Because the General Partner will make all decisions relating to the Consolidated Partnership and the Consolidated Partnership will not have any employees, the officers of the General Partner will make such decisions. The directors and officers of the General Partner have fiduciary duties to manage the General Partner, including its investments in its subsidiaries and affiliates, in a manner beneficial to the shareholders of the General Partner. Because the General Partner has a fiduciary duty to manage the Consolidated Partnership in a manner beneficial to its limited partners and owes a similar duty to the limited partners of every partnership it manages, certain conflicts of interest could arise. Section 9.2 of the Articles contains many provisions that restrict the General Partner's freedom of action in order to mitigate possible conflicts of interest.

                  Not every possible conflict can be foreseen, however. Therefore, the Articles provide that whenever a conflict of interest arises between the General Partner or its affiliates, on the one hand, and the Consolidated Partnership or any of its limited partners, on the other hand, for which no express standard is contained in the Articles, the General Partner will, in resolving such conflict or determining such action, consider the relative interests of the parties involved in such conflict or affected by such action, any customary or accepted industry practices, and, if applicable, generally accepted accounting practices or principles. Thus, unlike the strict duty of a trustee who must act solely in the best interests of his beneficiary, the Articles permit the General Partner to consider the interests of all parties to a conflict of interest, including the interests of the General Partner and its affiliates and other partnerships to which the General Partner or its affiliates owe a fiduciary duty, provided that the General Partner acts in a manner that is fair and reasonable to the Consolidated Partnership or the limited partners.

                  The Act provides that a limited partner may institute legal action on behalf of the Consolidated Partnership (a limited partner derivative action) to recover damages from the General Partner or from a third party when the General Partner has refused to institute the action or when an effort to cause the General Partner to do so is not likely to succeed. In addition, the statutory or case law of certain jurisdictions may permit a limited partner to institute legal action on behalf of all other similarly situated limited partners (a class action) to recover damages from the General Partner for violations of its fiduciary duties to the limited partners.

                    The Act provides that a limited partnership is permitted to indemnify a general partner against expenses incurred in the defense of a limited partner derivative action if the general partner acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the limited partnership. No indemnification is permitted if the general partner was liable for negligence or misconduct unless a court orders that under all the circumstances indemnity is proper. The Articles make this indemnification mandatory and extend it to affiliates of the General Partner. Because the Act authorizes but is otherwise silent on additional indemnification rights, the Articles also provide for indemnification of the General Partner and its affiliates by the Consolidated Partnership against losses and liabilities sustained by them in connection with the Consolidated Partnership, provided that the same were not the result of negligence or a failure to act in good faith or misconduct on the part of the General Partner or its affiliates.

                  Notwithstanding the above, and subject to the provisions of the Act, the General Partner and its affiliates and any person acting as a broker-dealer will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of the litigation costs, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves indemnification of the litigation costs or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and the court finds that indemnification of the settlement and related costs should be made. Moreover, in any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC, the Massachusetts Securities Division and any other applicable regulatory authority (including, in the case when a limited partner has filed the claim as plaintiff, the state in which such limited partner was offered or sold Units) with respect to the issue of indemnification for securities law violations. It is the position of the SEC that to the extent that indemnification provisions purport to include indemnification for liabilities arising under the Securities Act of 1933, such indemnification is contrary to public policy and, therefore, unenforceable.

                  See Section 9.3 of the Articles for further information regarding indemnification.

Conflicts of Interest

                  Transactions between the Consolidated Partnership and the General Partner or its affiliates will involve various conflicts of interest. With respect to these and all other areas of conflict, the General Partner will act in accordance with its fiduciary duties owed to the Consolidated Partnership. See "--Management--Fiduciary Obligations and Indemnification." Prospective Unitholders should consider the disclosures relating to conflicts of interest set forth elsewhere in this Prospectus/Proxy Statement, as well as the following matters.

                  The General Partner will be free to engage independently of the Consolidated Partnership in all aspects of the oil and gas business for its own account and for the accounts of others, subject to certain express limitations contained in the Articles prohibiting it from conducting certain operations or obtaining services or facilities for the Consolidated Partnership in a manner or in areas in which such operations, services or facilities might benefit the General Partner or its affiliates. The General Partner does not intend to conduct any operations or obtain any services or facilities in a manner designed to benefit it or its affiliates at the expense of the Consolidated Partnership.

                  The General Partner and its affiliates are continually acquiring oil and gas leases and other mineral interests and are presently engaged and intend to continue to engage in the oil and gas business for their account, for other affiliated oil and gas limited partnerships and with and for third party limited partners. The General Partner and its affiliates have the right to explore, develop, acquire and engage in the production of oil, gas and other mineral properties at any time.

                  Interests in producing properties may be transferred among limited partnership affiliates with a view toward achieving the investment objectives of the various participants so long as no profit accrues to the General Partner or its affiliates at the expense of any limited partnership affiliate. However, no substantial conflict should arise from such activities. See "--Proposed Activities". In general, the conflicts which would exist among the Consolidated Partnership on the one hand and limited partnership affiliates on the other hand also exist among the Partnerships.

                  The General Partner or its affiliates will act as operator of some of the Consolidated Partnership's properties and, in such cases, will be reimbursed for its costs, including allocable Direct Costs and Administrative Costs in accordance with industry practice. The General Partner will also provide management supervision and geological and related services for the Consolidated Partnership, but will be entitled to reimbursement only for expenses, including Direct Costs and Administrative Costs, actually incurred by it in connection with such activities. See "--Compensation". As operator of Consolidated Partnership properties, the General Partner will have the exclusive right to sell Consolidated Partnership production and will endeavor to obtain the highest competitive price. The General Partner is not prevented from engaging in other business transactions with purchasers of production. Such transactions may be facilitated by the sale of Consolidated Partnership production.

                  The General Partner will not take any action with respect to the assets or property of the Consolidated Partnership which does not primarily benefit the Consolidated Partnership. The General Partner will not use Consolidated Partnership funds as compensating balances for its own benefit although Consolidated Partnership banking relationships may result in favorable loans or services by lending banks to the General Partner or its affiliates, directors, officers or other employees.

                  Since the General Partner will own only such Units as are attributable to the Interests it owns and the participating Partnerships' indebtedness to the General Partner, but will receive up to 3.29% of the proceeds of any sale of a producing property in addition to the share attributable to the Units it will own, the decision to sell a property may create a conflict of interest, unless the proceeds of such a sale are intended to provide funds to acquire other properties, in which case the General Partner will be allocated only such proceeds as are attributable to the Units it owns. See "--Participation in Costs and Revenues". In all cases, properties will be sold only if the General Partner believes their sale is in the best interests of the Unitholders.

                  The decision to farm out and the terms of any farmout agreement may present a conflict of interest for the General Partner insofar as it may benefit from cost savings and a reduction of risk. However, the Consolidated Partnership will not farm out any properties to the General Partner or any affiliate except upon terms consistent with and no less favorable to the Consolidated Partnership than the terms of farmouts prevalent in the geographic area for similar arrangements. Moreover, neither the General Partner nor any affiliate (except other affiliated limited partnerships sponsored by the General Partner) shall enter into any other agreement with the Consolidated Partnership where an interest in production is payable to the General Partner or an affiliate in consideration for services to be rendered.

                  Certain transactions between an oil and gas program and its sponsor or its affiliates are prohibited or restricted by guidelines adopted by the North American Securities Administrators Association, Inc. ("NASAA") and enforced by the securities administrators of states which are either members of that organization or which have adopted standards which are the same as or similar to the NASAA guidelines.

                  The General Partner has agreed to prohibitions and restrictions in several areas of possible conflict involving the interests of a general partner and its affiliates and the interests of the partnerships it manages and their limited partners. Included are prohibitions or restrictions relating to the safekeeping or commingling of funds, sales of property to a partnership by a general partner or its affiliates, or purchases of property from a partnership by them; formulas for determining the cost of property either sold to a partnership or purchased from it by a general partner or its affiliates; conditions regarding the sale of a partnership's undeveloped leasehold interests to a general partner or its affiliates, including the method of allocating the purchase price between producing properties and undeveloped leasehold interests under circumstances where an affiliated drilling partnership has joined with a production purchase partnership in acquiring property; restrictions on the Consolidated Partnership's ability to purchase properties from affiliated limited partnerships, or to sell its properties to other partnerships; prohibitions regarding the sale by a general partner of less than its interest in all properties comprising a prospect area and limitations on the type and amount of interest in such property which may be retained by a general partner following sale; restrictions and limitations regarding farmouts of the general partner's retained interest in partnership property; limitations on farmouts of partnership property generally; and prohibitions against the use of partnership funds to prove up properties in geological prospect areas belonging to the general partner or its affiliates.

                  The General Partner has agreed to prohibitions and restrictions in all these and other areas. Limited partners are encouraged to review Section 9.2 of the Articles for a comprehensive statement of these limitations.

                  All operating and other  agreements  entered into on behalf of
Consolidated Partnership with the General Partner or its affiliates shall be in writing, shall precisely describe the services to be rendered and all compensation to be paid and, excluding the Articles and agreements with affiliated limited partnerships, shall be subject to cancellation by the General Partner or its affiliates without penalty on 60 days prior written notice and, if permitted by law by a majority in interest of the limited partners of the Consolidated Partnership without penalty on 60 days prior written notice, subject to certain conditions set forth in the Articles; provided such action will not cause the Unitholders to lose their limited liability or adversely affect the federal income tax status of the Consolidated Partnership. See "--Summary of the Agreement of Limited Partnership--Voting and Other Rights of Limited Partners" and "TAX ASPECTS--Participation in the Consolidated Partnership--Partnership Status". Neither the General Partner nor any affiliate (except other limited partnership affiliates sponsored by the General Partner) shall enter into any agreement with the Consolidated Partnership pursuant to which an interest in production is payable to the General Partner or an affiliate in consideration for services to be rendered. No loans or advance payments will be made by the Consolidated Partnership to the General Partner or its affiliates. All benefits derived from marketing or other relationships affecting property of the Consolidated Partnership and the General Partner shall be fairly and equitably apportioned according to the respective interests of each.

                  The General Partner's Articles of Incorporation provide that no contracts or other transactions between it and any of its directors or other entities in which the directors are financially or otherwise interested shall be automatically invalidated by the fact that one or more of the General Partner's directors or officers is interested in or is a director or officer of such other entity, or by the fact that any director or officer of the General Partner, individually or jointly with others, may be a party to or may be interested in any such contract or transaction. The Agreement of Incorporation relieve these persons from any liability that might automatically arise by reason of contracts with the General Partner for their benefit or the benefit of any other firm in which they have an interest. The Agreement of Incorporation do not prevent such contracts from being invalidated if entered into or preceded by a breach of fiduciary duty to the General Partner by any officer or director, nor do they relieve any officer or director from liability for breach of fiduciary duty. Such liability may be enforced only by the General Partner, however, or by a shareholder on behalf of the General Partner, in accordance with Delaware law.

                  As a consequence of the foregoing, the officers and directors of the General Partner generally are not limited from competing with the General Partner or the Consolidated Partnership in the oil and gas business, but must exercise their business judgment consistent with their fiduciary responsibilities to those entities. These arrangements and the prior activities of the executive officers, directors and some present shareholders of the General Partner may constitute conflicts of interest with the General Partner and the Consolidated Partnership. The General Partner proposes to have a majority of the non-interested members of its board of directors evaluate and authorize any transactions in which any other officer or director has a direct or material indirect interest, if such evaluation is in the best interests of the General Partner and the Consolidated Partnership.

Competition, Markets and Regulation

                  Competition and Markets: The oil and gas industry is highly competitive in all of its aspects. In addition to the oil and gas marketing problems described in "RISK FACTORS AND OTHER CONSIDERATIONS--The Consolidated Partnership--General Industry Risks", operators of wells in which the Consolidated Partnership will own interests may encounter delays in putting such wells on production and in marketing such production because of the inaccessibility or lack of capacity of natural gas pipelines.

                  The availability of a ready market for oil and gas produced by the Consolidated Partnership will depend upon numerous factors beyond its control, the exact effects of which cannot be accurately predicted. There is significant uncertainty associated with the supply of crude oil and natural gas inventories stemming from economic conditions, energy conservation efforts, world crude oil production levels and other factors. The gas surplus, combined with the deregulation of gas pricing, has increased competition among producers for markets and made it more difficult for producers to market their gas. Additionally, conversion by major pipelines to open access transportation has given purchasers the opportunity, in most cases, to purchase from more gas producers. Therefore, gas producers are now competing for both transportation space on open access pipelines and for end-users. The increased competition has resulted, in many instances, in lower gas prices. In addition to the foregoing, factors affecting the availability of a market for the oil and gas produced by the Consolidated Partnership may also include fluctuating supply and demand, state and federal regulation of oil and gas production, crude oil imports and related fees and the marketing of competitive fuels.

                  Price Regulation: Currently, essentially all of the Partnerships' natural gas and crude oil sales are deregulated. As a result, the price paid for such gas and oil is expected to reflect market conditions and contractual arrangements existing at the time the gas and oil is sold and could vary widely depending on such criteria as location, quality, quantity and proximity to an end market.

                  Environmental and Conservation Regulations: Federal statutes impose clean-up costs and penalties upon the owners and operators of onshore and offshore facilities and vessels for certain oil discharges into navigable waters. Penalties are also assessed for failing to notify the proper authorities immediately of an oil spill. Although operations in navigable waters are not generally anticipated, the Consolidated Partnership could be subject to these statutes and penalties. It is possible that other developments, such as increasingly strict environmental laws, regulations and enforcement policies thereunder, and claims for damages to property or persons or the costs of remediation of environmental damage resulting from such operations, could result in substantial costs and liabilities to the Consolidated Partnership. For example, as a result of the issuance of the Environmental Protection Agency's toxicity characteristic regulations, petroleum-contaminated wastewater from soils and other materials contaminated as a result of a crude oil spill, may require handling and disposal as hazardous waste. The costs of treatment or disposal of petroleum-contaminated soils would increase substantially if such soil from a spill were classified as hazardous waste.

                  The Consolidated Partnership will conduct operations on federal leases and be subject to numerous federal restrictions regarding the conduct of oil and gas operations on such leases. Certain operations on federal leases must be conducted pursuant to onsite security regulations and other appropriate permits issued by the Bureau of Land Management. In addition, with regard to certain federal leases, prior approval of drill site locations by the Environmental Protection Agency must be obtained. The Department of the Interior is authorized to suspend any operation which threatens immediate or serious harm to life, property or the environment. State regulatory authorities in the states in which the Consolidated Partnership may own producing properties are empowered to make and enforce regulations to prevent waste of oil and gas and to protect correlative rights and opportunities to produce oil and gas as between owners of a common reservoir. Each of such regulatory authorities also regulates the amount of oil and gas produced by assigning allowable rates of production, which may be increased or decreased in accordance with supply and demand. The costs, if any, that the Consolidated Partnership may incur in this regard cannot be predicted.

                  The existence of such environmental regulations has to date had no material adverse effect of the operations of the Partnerships, and the cost of compliance has not been material to date. Currently, there are no administrative or judicial proceedings arising under such laws or regulations pending against the General Partner or its affiliates or any of the Partnerships. The General Partner is unable to assess or predict the impact that compliance with environmental and pollution control laws may have on future Consolidated Partnership operations, capital expenditures, earnings or competitive position.

                  Pending Legislation: There are often bills pending in the United States Congress and in various state legislatures relating to the oil and gas industry. Included among such bills have been widely divergent proposals. Similarly, there are always rules, regulations and orders, as well as statutory provisions, relating to the oil and gas industry pending before the Federal Energy Regulatory Commission or other agencies or under court review. It is impossible to predict the effect any additional legislation, regulation or court orders may have on the Consolidated Partnership's operations, the prices the Consolidated Partnership will receive for its natural gas production or the Consolidated Partnership's future earnings.

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

Summary of the Articles of Limited Partnership

                  The business and affairs of the Consolidated Partnership and the respective rights and obligations of the Partners are governed by the
Articles of Limited Partnership. The following is a summary of certain significant provisions of the Articles which have not been discussed elsewhere in this Prospectus/Proxy Statement. The summary is not complete. Each prospective Unitholder should carefully review the Articles in their entirety. See Appendix B.

                  Voting and Other Rights of Limited Partners: Under the New Jersey Uniform Limited Partnership Law (1976) (the "Act"), the general partner of a limited partnership is subject to the restrictions of, and, except as provided in the Act or in the partnership agreement, has the rights and powers of, a partner in a partnership without limited partners. As the sole general partner, Enex will have the exclusive right to manage the business and affairs of the Consolidated Partnership. A general partner does not have authority, without the consent of all limited partners, to assign the partnership property in trust for creditors or on the assignee's promise to pay the partnership debts, to dispose of the goodwill of the business, to do any other act which would make it impossible to carry on the ordinary business of a partnership, to confess a judgment against the partnership, to submit a partnership claim or liability to arbitration or reference, or to possess partnership property for other than a partnership purpose or to assign rights in specific partnership property, except in connection with the assignment of the rights of all the partners in the same property. A general partner does not generally have the authority to admit a person as a general partner in the absence of the consent of two-thirds in interest of the limited partners.

                  The Act also provides that a limited partner has the right to inspect and copy all partnership records required to be maintained by the partnership pursuant to the Act, to have on reasonable demand true and full information regarding the state of the business and financial condition of the partnership, and to have dissolution by court order if it is not reasonably practicable to carry on the business of the partnership in conformity with the partnership agreement.

                  The Articles provide  additional  rights. The limited partners of the  Consolidated  Partnership  (i.e.,  all Unitholders  other than those who cannot or fail to qualify as limited partners in accordance with the requirements described in "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Request for Admission as a Limited Partner") may by vote of a majority in interest (i) amend certain provisions of the Articles; (ii) dissolve the Consolidated Partnership; (iii) approve or disapprove the sale of all or substantially all of the assets of the Consolidated Partnership other than in the ordinary course of the Consolidated Partnership's business; (iv) remove the General Partner, (provided that a ruling from the Internal Revenue Service or an opinion of counsel to the limited partners to the effect that such action will not adversely affect the tax status of the Consolidated Partnership or any of the limited partners is obtained); (v) cancel any contract for services (other than the Articles themselves) between the Consolidated Partnership and the General Partner or an affiliate of the General Partner without penalty upon 60 days notice (provided that in the opinion of counsel to the limited partners such action will not violate the Act, result in the loss of any limited partner's limited liability or adversely affect the federal income tax status of the Partnership); and (vi) elect a liquidator in the event of the dissolution of the Consolidated Partnership by reason of an event of withdrawal (as defined in the Act) of the General Partner. By a vote of two-thirds in interest of the limited partners, the limited partners may approve or disapprove the selection of an additional or successor general partner. The Partnership Agreements of the four Texas Partnerships (i.e., the Partnerships formed in Enex Oil & Gas Income Program II) allow the limited partners by a vote of a majority in interest to elect additional general partners or, in the event of the withdrawal of the General Partner as general partner, to elect a successor general partner and continue the Partnership, however, these Partnership Agreements provide no right to vote on the removal of the General Partner. The Partnership Agreements of the thirty New Jersey Partnerships, on the other hand, already contain the voting rights described above.

                  The General Partner will abstain from voting certain of the Units it holds as a limited partner on any such selection, on the removal of the General Partner and on the cancellation of a contract for services between the Consolidated Partnership and the General Partner or its affiliates. The Units to which such restriction applies are those that are received in the Consolidation for Interests in a participating Partnership whose Partnership Agreement contained a similar restriction (i.e., Partnerships formed in Enex Oil & Gas Income Program IV and Enex 88-89

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

Income and Retirement Fund. The General Partner will also abstain from voting on any matter those Units it receives in the Consolidation in exchange for Interests in Partnerships formed in Enex Oil & Gas Income Programs V and VI and Enex 90-91 Income and Retirement Fund, but only to the extent such Interests were acquired within two years from the date of commencement of operations of such Partnership if such participating Partnership had a similar restriction in its Partnership Agreement. Cancellation of a contract under clause (v) will not relieve the Partnership of liability for damages resulting from such cancellation.

                  Within ninety (90) days following such an event of withdrawal of the General Partner, all of the remaining partners may, in lieu of electing a liquidator, agree in writing to continue the Consolidated Partnership's business and to the appointment of a successor general partner. Under the Act, events of withdrawal include, among other things, the removal, withdrawal, dissolution or bankruptcy of the General Partner.

                  On any matter requiring a vote of the limited partners of the Consolidated Partnership, the limited partners' respective interests will be determined in accordance with their sharing ratios; provided, however, that if the General Partner is required to abstain from voting any of its Units on any matter pursuant to the provisions described in the second preceding paragraph, then for the purpose of determining the limited partners' respective interests for that matter, the limited partners' sharing ratios shall be determined by treating such Units as though they were not owned by any partner of the Consolidated Partnership.

                  If any approval of action by vote of a majority or two-thirds in interest of the limited partners of the Consolidated Partnership would violate the Act or adversely affect the Unitholder's limited liability or the Consolidated Partnership's tax status but, in the opinion of the aforementioned counsel, the same approval upon unanimous consent would not, such action may be taken upon receipt of such unanimous approval.

                  The Act does not provide individual limited partners who dissent from actions approved by a majority in interest of the limited partners the right to have their Units appraised and repurchased by the Partnership at the appraised price.

                  The General Partner will be the limited partner of record with respect to all Units held by Unitholders who are not admitted to the Partnership as limited partners; provided, however, that any voting rights to which such Unitholders would be entitled were they limited partners will be exercised by the General Partner in proportion to the votes cast by Unitholders who are limited partners.

                  Within fifteen (15) days after receipt of a written request from more than 10% in interest of all the limited partners for a vote on a matter as to which limited partners of the Consolidated Partnership have voting rights, the General Partner will call a meeting of limited partners for the purpose of acting on such matter. The meeting will be held on a date not less than thirty (30) nor more than sixty (60) days after the mailing of the notice of meeting.
See Sections 8.6 and 8.7 of the Articles.

                  Dissolution: The Consolidated Partnership will continue for a term extending to December 31, 2015, which is the earliest termination date of any of the Partnerships. The Consolidated Partnership may be sooner terminated by action of a majority in interest of the limited partners, by agreement of the General Partner and a majority in interest of the limited partners that all or substantially all of the Consolidated Partnership assets should be sold or otherwise disposed of, upon the entry of a court order or judgment of dissolution or upon the occurrence of an event of withdrawal (as described in the Act) unless within ninety (90) days after the event of withdrawal all remaining partners agree in writing to continue the business of the Consolidated Partnership and to the appointment of one or more additional general partners. A successor general partner selected by the limited partners will not, however, acquire any interest in the Consolidated Partnership's profits, losses, deductions or credits, or any distributive interest in its properties on dissolution, solely by reason of becoming a successor general partner. In the event that a successor general partner is selected, Enex may retain all of its Units and, as its general partner's interest, that portion of the General Partner's Percentage Share represented by a fraction having as its numerator the total funds expended by the Consolidated Partnership and the Predecessor
Partnerships and allocated to the General Partner and as its denominator the total funds expended by the Consolidated Partnership and the Predecessor Partnerships. The remainder of the General Partner's Percentage Share, but in any event not less than 20% thereof, shall be offered

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

for sale to the successor general partner and the Consolidated Partnership. The purchase price shall be based upon an evaluation by an Independent Expert selected by mutual agreement of the General Partner and the successor general partner. Provided that no trading market for the Units has developed, the purchase price of the interest to be sold shall be determined on the same basis as that used in determining the purchase price for Units presented for purchase to the Consolidated Partnership described in "-Right of Presentment," above.

                  Once dissolved, an accounting of Consolidated Partnership assets, liabilities and operations to the date of dissolution will be made. If the business of the Consolidated Partnership is not to be continued by a successor general partner, the General Partner, or, if an event of withdrawal is the cause of the dissolution, such person as the limited partners shall designate as Consolidated Partnership liquidator, will wind up and terminate the business and affairs of the Consolidated Partnership. All assets will, to the extent practicable, be sold and the proceeds credited to the accounts of the General Partner and the Unitholders as set forth in the Articles. The Consolidated Partnership's debts will be paid and the balances in the capital accounts of the General Partner and the Unitholders will then be distributed to them in cash. See "RISK FACTORS AND OTHER CONSIDERATIONS--The Consolidated Partnership--Partnership Termination" and "TAX ASPECTS--Participation in the Consolidated Partnership--Liquidation and Termination of the Consolidated Partnership". The General Partner may purchase Consolidated Partnership properties at the greater of the highest possible bona fide offer received or their independently determined value, provided the Unitholders have been given at least 15 days advance written notice of the proposed sale. See Article 11 of the Articles.

                  Removal or Withdrawal of General Partner: As mentioned above, the limited partners will have the right to remove the General Partner from the Consolidated Partnership. However, such action shall be ineffective until a favorable ruling shall have been received from the Internal Revenue Service to the effect that such action will not adversely affect the tax status of the Consolidated Partnership or any of the Unitholders or counsel for the limited partners shall have delivered an opinion to the same effect. Also, the General Partner has the right to withdraw voluntarily on 120 days prior written notice. The General Partner shall pay all expenses incurred by the Consolidated Partnership but shall have no liability on account of such withdrawal. Upon the removal of the General Partner by the limited partners or the sending of notice of withdrawal by the General Partner, which notice will include information concerning the General Partner's nominee for election as successor general partner, the limited partners shall have the right to elect a successor general partner and continue the business of the Consolidated Partnership. In the event no successor general partner is elected within ninety (90) days following Enex's removal or withdrawal, the Consolidated Partnership will dissolve.

                  In the event that following such removal or withdrawal the Consolidated Partnership business is continued, Enex may retain all of its Units and that portion of its general partner's interest equal to the percentage of the total funds expended by all of the participating Partnerships and the Consolidated Partnership that were allocated to it. The remainder of Enex's general partner's interest in the Consolidated Partnership, but in any event not less than 20% of such interest, shall be offered for sale to the successor general partner and to the Consolidated Partnership. The purchase price will be based upon an evaluation by an Independent Expert and shall be determined by such expert on the same basis as that used in determining the purchase price for Units under "--Right of Presentment". Enex shall be entitled to receive in lieu of its general partner's interest in the net revenues of the Consolidated Partnership a fractional undivided working interest in all Consolidated Partnership producing properties equal to its percentage interest in Consolidated Partnership net revenues, subject to the General Partner's allocable portion of the mortgages or other burdens on such properties, and an amount in cash equal to its percentage interest in Consolidated Partnership net revenues multiplied by the value of all other Consolidated Partnership assets then on hand, less a proportionate share of unsecured Consolidated Partnership indebtedness, with the value of such assets being determined on the same basis as the purchase price of Units (see "--Right of Presentment"). If the successor General Partner and/or the Consolidated Partnership has purchased a portion of Enex's general partner's interest, then the percentage working interests and the percentage of cash distributable to Enex upon its withdrawal shall be reduced proportionately. See Section 11.1 of the Articles.

                  Records, Reports and Returns: The General Partner will maintain adequate books, records, accounts and files for the Consolidated Partnership and will keep the Unitholders informed by means of written reports rendered within 120 days after the close of the Consolidated Partnership's fiscal year (on December 31) containing such

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

audited financial statements as are considered necessary or advisable by the General Partner to advise all Unitholders properly about their investments in the Consolidated Partnership. The annual reports shall contain such financial information prepared in accordance with generally accepted accounting principles as may be required or permitted from time to time by the SEC. The Unitholders shall also receive necessary income tax reporting information by March 15th of each year.

                  Such annual reports shall also include reports of operations including information regarding the Consolidated Partnership's proved oil and gas reserves, the value thereof at then existing prices, and each limited partner's interest therein and a statement of all transactions between the Consolidated Partnership and the General Partner and its affiliates during the preceding fiscal year, showing the amounts and the consideration involved and a written attestation from the Consolidated Partnership's independent public accountants that the method used to allocate Direct Costs and Administrative Costs was consistent with the method described in the Articles and that the total amount of such costs allocated did nor materially exceed the amounts actually incurred by the General Partner.

                  The General Partner will also furnish to the limited partners quarterly cash receipts and disbursement statements and will make available to any Unitholder, upon request, a copy of any report filed by the Consolidated Partnership with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and will permit access to all records of the Consolidated Partnership, after adequate notice, during normal business hours, to any limited partner and/or his accredited representatives. The General Partner may, however, keep logs, well reports and other drilling data confidential for a reasonable period of time.

                  Exchange for Assets: Transferees of Units that have been presented by a limited partner will have the right, at the sole option of the General Partner and at such time as the General Partner shall approve, to surrender such Units in exchange for the pro rata share of Consolidated Partnership net assets attributable to such Units. The pro rata share of the assets attributable to Units shall be assigned subject to a pro rata share of all liens and other encumbrances burdening such properties. Such pro rata share shall be that percentage of the net assets that would have been distributed to the holder of such Units if the Consolidated Partnership had been liquidated pursuant to the provisions of the Articles immediately prior to the exchange. If 25% or more of the Units are exchanged for a pro rata share of net assets, the General Partner will submit to a vote of limited partners a proposal to dissolve and liquidate the Consolidated Partnership.

                  Purchase of Units by General Partner: If at any time the General Partner determines that any representation, warranty, certification, covenant, agreement or designation made by a Unitholder was false when made, has been breached, or would be false if made at a later time, or that a Unitholder is otherwise not qualified to hold interests in federal oil and gas leases, or otherwise jeopardizes the Consolidated Partnership's tax status or the limited liability of other Unitholders, then the General Partner, or any party designated by the General Partner, will have the right, but not the obligation, to purchase his Units at a price equal to the most recent presentment purchase price or, if a trading market for the Units has developed such that no such price has been determined as of the preceding December 31, at the then current market price for such Units.

                  Appraisal and Compensation: In connection with a proposed roll-up, the appraised value of all Consolidated Partnership properties and other assets will be determined by an Independent Expert, the limited partners who vote "no" on the proposal will, in most cases, be given either the right to remain as limited partners in the Consolidated Partnership or the right to receive cash for their Units instead of accepting the roll-up entity's securities, the limited partners' democracy rights and access to information will be preserved, the accumulation by any purchaser of the securities of the roll-up entity will not be frustrated (except to the minimum extent necessary to preserve the tax status of the roll-up entity) and no costs of the transaction will be borne by the Consolidated Partnership if the roll- up is not approved by the limited partners. See Section 8.10 of the Articles.

Applicability of the New Jersey Act [This Section is material only to limited partners in Partnerships formed under Texas law (i.e., in Enex Oil & Gas Income Program II).]

                  The affairs of the Consolidated Partnership will be governed not only by the Articles, but also by the provisions of the Act itself, not all of which have been discussed above. Discussed below are those differences between the Act and the Texas Revised Limited Partnership Act (the "Texas Act"), under which four of the participating Partnerships, Enex Oil & Gas Income Program II-7, II-8, II-9 and II-10, were formed, that may have an effect on the operations of the Consolidated Partnership or on the rights of its partners.

                  The New Jersey Act requires that a limited partnership keep at a registered office within the State of New Jersey for inspection by all partners a current list of the names and addresses of all partners, copies of the limited partnership agreement and the certificate of limited partnership and all amendments thereto and income tax returns for the three most recent years. The Texas Act requires that a limited partnership shall keep in its registered office in Texas and make available to partners on reasonable request the street address of its principal United States office in which the records described below are maintained or will be available. The Texas Act requires that a limited partnership maintain the following records in its principal office or make them available in that office within five days after the date of receipt of a written request:

     (1) a current list that states:

       (i) the name and mailing address of each partner, and (ii) the percentage or other interest in the partnership owned by each partner;

     (2)  copies  of  the  limited  partnership's  federal,   state,  and  local
information or income tax returns for each of the partnership's six most recent tax years;

     (3) a copy of the partnershp agreement and certificate of limited partnership;

     (4) a written statement of:

      (i) the amount of cash contribution and a description and statement of the agreed value of any other contribution made by each partner;

      (ii) the times at which additional contributions are to be made or events requiring additional contributions to be made;

      (iii) events requiring the limited partnership to be dissolved and its affairs wound up and

      (iv) the date on which each partner in the limited partnership became a partner; and

     (5) books and records of account of the limited partnership.

                  The New Jersey Act establishes a procedure whereby a person who erroneously, but in good faith, makes a contribution to a partnership believing that he has become a limited partner, can correct the mistake and relieve himself of liability to third persons. Such a person may either renounce his interest in the limited partnership or cause a certificate of limited partnership or an amendment to an existing certificate to be filed. Under the Texas Act such a person has an additional option to file a statement that he has made an effort to cause the general partner to file an accurate certificate of limited partnership and the general partner has failed or refused to do so.

                  The New Jersey Act provides that after the filing of the original certificate of limited partnership, additional general partners may be admitted to a partnership pursuant to its partnership agreement, but in no event may an additional general partner be admitted without the consent of at least two thirds in interest of the limited partners. In order to admit a new general partner to an existing partnership under the Texas Act, the unanimous consent of all other partners is required.


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

TAX ASPECTS

Federal Income Tax Introduction

                  The following discussion contains a summary of those tax aspects of the proposed Consolidation, the Exchange Offer, and participation in the Consolidated Partnership that are considered to be of material interest to a limited partner of a participating Partnership. The following discussions are based upon existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations promulgated thereunder (the "Regulations" or "Treas. Reg."), current published rulings and procedures of the Internal Revenue Service (the "Service") and existing court decisions.

                  There is no assurance that currently effective law or regulations will not be changed by new legislation or regulations, which may or may not apply retroactively to transactions entered into or completed prior to the date of the change, or that there will not be differences of opinion as to the interpretation of present laws and regulations and their application to the Partnerships, the limited partners, and the Consolidated Partnership.

                  This summary is directed primarily to individual limited partners who are citizens of the United States and does not discuss federal income tax consequences peculiar to nonresident alien individuals, foreign corporations, insurance companies, banking institutions, regulated investment companies, real estate investment trusts, or other persons or entities that are limited partners to which special rules apply by virtue of the nature of their specific activities. Specific consideration is given, however, to entities that are exempt from federal income taxation in "Participation in the Consolidated Partnership--Considerations for Tax-Exempt Limited Partners" below. This summary is not intended as a substitute for careful tax planning and no limited partner, and in particular no tax-exempt limited partner, should vote on the Consolidation without first consulting a qualified tax advisor.

                  The Consolidated Partnership will be formed for the purpose of operating all of the producing oil and gas properties owned by the participating Partnerships on a consolidated basis. It is not expected that the Consolidated Partnership will generate significant federal income tax benefits. Limited partners should recognize that the Consolidated Partnership will not provide limited partners with the benefits of a "tax shelter."

The Proposed Consolidation

                  Summary of the Tax Effects of the Consolidation: The formation of the Consolidated Partnership and the exchange of Interests for Units will, in the opinion of Satterlee Stephens Burke & Burke LLP, counsel to the General Partner ("Counsel"), be characterized in the following manner for federal income tax purposes: (1) each of the participating Partnerships will be considered to have contributed all of its assets and liabilities to the Consolidated Partnership in exchange for Units in the Consolidated Partnership; and (2) each of the participating Partnerships will be considered to have terminated and to have distributed the Units in the Consolidated Partnership to its partners in liquidation of all Interests in the participating Partnership. The discussion set forth below is based on that opinion. A ruling from the Service will not be requested. Notwithstanding the opinion of Counsel, in the absence of a ruling, the Service may challenge all or some of the tax consequences resulting from the Consolidation. If any such challenge were successful, the federal income tax consequences resulting from the Consolidation could be different from those described below. Upon written request by a limited partner or his representative who has been so designated in writing, a copy of the opinion of Satterlee Stephens Burke & Burke LLP will be sent, without charge, by the General Partner. Requests should be addressed to Robert E. Densford, Vice President-Finance, Secretary & Treasurer, Enex Resources Corporation, Suite 200, Three Kingwood Place, Kingwood, Texas 77339.


                  Formation of the Consolidated Partnership:  Section 721 of the
Code will apply to the formation of the Consolidated Partnership and the transfer of the participating Partnerships' assets. As a result, a participating Partnership will not recognize gain or loss upon its contribution of properties in exchange for Units, except to the extent the liabilities of a participating Partnership exceed the sum of such Partnership's adjusted basis in its assets and its share of the Consolidated Partnership's liabilities. A participating Partnership's share of the Consolidated Partnership's liabilities will be dependent upon the exchange values established for purposes of the Consolidation.

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

Based upon the exchange values set forth in this Prospectus/Proxy Statement, the General Partner anticipates that none of the participating Partnerships will recognize gain taxable to their respective limited partners. If gain is recognized as a result of the Consolidation, such gain would be characterized as ordinary income to the extent of any potential recapture amount (such as depreciation deductions or intangible drilling and development expense deductions), and otherwise as capital gain. Such capital gain will be long-term if the participating Partnership held the contributed assets for more than one year. Any gain recognized by a participating Partnership as a result of the Consolidation will be taxable only to the limited partners of such Partnership. The amount of such Partnership gain, if any, recognized by a limited partner will result in an increase in his adjusted basis in his Partnership Interest and, as described below, an increase in his adjusted basis in his Units.

                  The Consolidated Partnership will not recognize gain or loss as a result of the receipt of a participating Partnership's assets and liabilities and will take over such Partnership's adjusted basis in contributed assets. The Consolidated Partnership's holding period for assets received from a participating Partnership will include the period during which such assets were held by such Partnership.

                  Liquidation of  Participating  Partnerships;  Close of Taxable
Year: Participating Partnerships will terminate as of the effective date of the Consolidation and will distribute all of their assets, consisting solely of Units, in liquidation of outstanding Interests. Upon liquidation of the participating Partnerships, Section 731 (a) of the Code will apply to the limited partners who receive Units in liquidation of their Interests, with the result that no gain or loss will be recognized by such limited partners. A limited partner's adjusted basis in such Units will be equal to his adjusted basis in his liquidated Interests, and the holding period for such Units will include the period during which he held his Interests in the participating Partnership.

                  The participating Partnerships will not recognize gain or loss as a result of the liquidating distribution of Units. Upon termination of a participating Partnership, the taxable year of such Partnership will close and a partnership information return must be filed with the Service on or before the fifteenth day of the fourth month following the close of the taxable year. Limited partners will receive necessary income tax reporting information from the General Partner relating to the final taxable year at such time as the partnership return is prepared. A limited partner of a participating Partnership will be required to report income, gain, loss and deductions resulting from Partnership operations through the date of termination on his personal income tax return for the tax year within which the termination occurs.

The Exchange Offer

                  Limited partners of Partnerships that do not approve the Plan of Consolidation will be given the opportunity to exchange their Interests for Units in the Consolidated Partnership subject to the conditions described above under "THE PROPOSED CONSOLIDATION--The Exchange Offer". The transfer of an interest in one partnership to a second partnership in exchange for an interest in the second partnership generally is a tax-free exchange. To the extent that a limited partner's share of Partnership liabilities exceed his basis in the transferred Interest and the limited partner's share of liabilities of the Consolidated Partnership, the limited partner will recognize gain. A portion of this gain may be treated as ordinary income to the extent of any recapture amount with respect to the assets of the transferred Partnership. The General Partner anticipates that limited partners who participate in the Exchange Offer will not recognize gain.

                  The Units received in the Exchange Offer will have the same adjusted basis to the limited partner as the Interests transferred. The Consolidated Partnership will hold the Interests with the same adjusted basis as the Interests had in the hands of the exchanging limited partner prior to the exchange. To the extent that the fair market value of the transferred Interests differs from the adjusted basis of such Interests, the Consolidated Partnership will be required to allocate items of income, gains, losses, and deductions among the Partners of the Consolidated Partnership to account for such disparity. See "Participation in the Consolidated Partnership--Allocations to Partners".


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

Participation in the Consolidated Partnership

                  The following discussions are, with certain exceptions specifically set forth below, equally applicable to the ownership of Interests in participating Partnerships and to the ownership of Units in the Consolidated Partnership.

                  Partnership Status: In the opinion of Counsel, the Consolidated Partnership will be classified as a partnership for federal income tax purposes, and not as an association taxable as a corporation. The opinion of Counsel as to partnership status is based in part upon certain representations made by the General Partner and upon the satisfaction of certain conditions throughout the existence of the Consolidated Partnership. If the General Partner fails or is unable to comply with any representations required to be made in obtaining the opinion or if any conditions of the opinion are not satisfied, the opinion will become inapplicable retroactive to the date of its issuance and the Consolidated Partnership may be treated as an association taxable as a corporation. The opinion of Counsel is in no way binding on the Service, and it might be necessary to resort to litigation to sustain Counsel's conclusions. The likelihood or outcome of such litigation cannot be predicted with certainty.

                  If the Consolidated Partnership is classified as an association, it will be treated as an entity taxable as a corporation, the
Unitholders will be treated as shareholders and distributions by the Consolidated Partnership, if and when made, will be taxable to the distributees as dividends. There will be no flow through of items of Consolidated Partnership income, gain, deduction, loss or credit to the Unitholders under such circumstances.

                  The   following   discussion   generally  is  based  upon  the
assumption that the Consolidated Partnership will be classified as a partnership for federal income tax purposes.

                  Publicly Traded Partnerships: Under Section 7704 of the Code, certain "publicly traded partnerships" are taxed as corporations unless at least ninety percent of their income is "qualifying income." Publicly traded partnerships include any partnership that is traded on an established securities market or on a secondary market or the substantial equivalent thereof. The Units will not be traded on an established securities market and the Articles contain a restriction on transfers of Units on a secondary market or the substantial equivalent thereof as those terms are defined for purposes of Section 7704 of the Code. Accordingly, the Consolidated Partnership will not be publicly traded for purposes of Section 7704 of the Code.

                  Qualifying  income includes,  among other things,  interest as well as income and gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource. In addition, gains from the sale of an asset used in the production of such income will be qualifying income. Although there is little guidance, it appears that qualifying income should include income from all of the various interests in oil and gas properties to be acquired by the Consolidated Partnership, including royalties, net profits royalties, and production payments (the income from which generally is taxed as interest). Therefore, the Consolidated Partnership should not be taxed as a corporation, because (i) it will not be publicly traded and (ii) substantially all of its income will be temporary investment interest and qualifying income derived from its oil and gas activities.

                  Partnership Returns, Audits and Tax Shelter Registration: A partnership must file a federal income tax return each year, but is not required to pay federal income tax. Instead, each partner reports his distributive share of partnership income, gain, loss, deduction and credit on his federal income tax return for the taxable year in which or with which the partnership's taxable year ends, regardless of any actual cash distributions made to such partner during his taxable year. Each Unitholder's distributive share of such items will be determined in accordance with allocations set forth in the Articles, provided such allocations are recognized for federal income tax purposes.

                  The Consolidated Partnership intends to file tax returns based on the accrual method of accounting and its taxable year will be the calendar year. It is currently anticipated that the General Partner will distribute all necessary income tax reporting information to each Unitholder by March 15th of each year. Information concerning the Consolidated Partnership and its operations may be delayed, however, requiring the Unitholders to file requests for extensions of time within which to file their personal income tax returns.

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

                  The Consolidated Partnership's information returns may be subject to audit by the Service. Any such audit may lead to adjustments, in which event Unitholders may be required to file amended personal income tax returns. In addition, any such audit could lead to an audit of the Unitholders' tax returns which may, in turn, lead to adjustments other than those relating to an investment in the Consolidated Partnership.

                  The Code provides that tax adjustments of partnership items will generally be made in a unified partnership proceeding at the partnership level, rather than at the partner level. The Code requires, with certain exceptions, that the reporting of partnership items by individual partners correspond to the treatment of such items on the partnership return. In addition, any resolution of the appropriate tax treatment of a partnership item of income, deduction or credit will be accomplished through the appointment of a "Tax Matters Partner" (as defined in the Code), who will usually be the general partner and who will act as the primary liaison between the Service and the partnership and its members. The Articles provide that the General Partner shall be appointed as such Tax Matters Partner. The Tax Matters Partner is empowered to receive notice of the commencement of administrative proceedings and adjustments, may extend the statute of limitations for assessments of deficiencies with respect to all partners regarding partnership items, and may pursue judicial review of administrative determinations or make requests for administrative adjustments on behalf of the partnership. The Code also provides for situations when other partners may participate in the partnership proceeding or may commence administrative and judicial proceedings on their own behalf.

                  Although certain "tax shelters" must register with the Service on or before the date interests in such shelters are first offered for sale, the General Partner believes that the Consolidated Partnership is not a "tax shelter" because the Consolidated Partnership is not expected to generate significant tax losses.

                  Partnership Income, Gains and Losses: Income from the sale of oil and gas (and other mineral products) produced and sold by the Consolidated Partnership will be taxable to the Unitholders as ordinary income subject to depletion. Such income should qualify as "passive income" which generally may be utilized to offset passive losses from a Unitholder's other passive activities. See "-Passive Loss Rules" below.

                  Gains and losses from sales of oil and gas properties (and/or any equipment) held for more than one year and not held primarily for sale to customers, except to the extent of ordinary income recapture (see "--Partnership Deductions" below), will be gains and losses described in Section 1231 of the Code (in general, from sales or exchanges of real or depreciable property used in a trade or business). Under current law, a Unitholder's allocable share of the Consolidated Partnership's net gain or loss described in Section 1231 of the Code is, in general, combined with any other Section 1231 gains or losses of the Unitholder, and a net gain will be treated as a long term capital gain and a net loss will be treated as an ordinary loss. However, net ordinary losses resulting from the application of Section 1231 of the Code must be recaptured as ordinary income to the extent of subsequent Section 1231 gains in the five taxable years following the loss year. Other gains and losses on sales of oil and gas properties will result in ordinary income and deductions.

                  Unitholders should be aware that they will be required to report income from the Consolidated Partnership even though such income may be in excess of cash distributions to them from the Consolidated Partnership. This could occur, for example, in those instances when the Consolidated Partnership repays the principal amount of its indebtedness (including any reimbursements to the General Partner of costs, including Direct and Administrative Costs, incurred during the Consolidation) or pays other nondeductible expenses.

                  Passive Loss Rules: The Code contains certain passive loss rules, which generally prevent a taxpayer from deducting losses from "passive activities" in an amount greater than the taxpayer's income derived from such activities. Similarly, credits from passive activities are limited to the tax allocable to the passive activities. Losses and credits disallowed under the passive loss rules may generally be carried over to reduce passive income and the tax allocable to passive activities, respectively, in the next tax year. The disposition in a taxable transaction of a taxpayer's entire interest in an activity conducted by a limited partnership will, in general, give rise to the allowance of any remaining suspended deductions (but not credits).


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

     It should be noted that the Consolidated Partnership is not organized to provide tax benefits and thus it is not anticipated that the passive loss rules will have a material effect on Unitholders in this regard. If the Consolidated Partnership produces income, however, such income should generally qualify as passive income which may be utilized to offset losses from any of a Unitholder's other passive activities. To the extent that the Consolidated Partnership acquires royalty interests, income will be portfolio income which will not be available to offset a Unitholder's passive losses.

     Income from "publicly traded partnerships" that are not taxed as corporations may not be treated as passive income. The Consolidated Partnership will not be a publicly traded partnership (see "-Publicly Traded Partnerships"), however, and passive income produced by the Consolidated Partnership will not be recharacterized under this rule.

     Partnership Deductions:

     General: Expenses incurred to acquire mineral interests in oil and gas properties and to drill or produce oil and gas will be treated in one of the following manners for federal income tax purposes: (a) intangible drilling and development costs ("IDC") may be deducted when paid or capitalized at the taxpayer's election; (b) ordinary and necessary business expenses may be deducted when paid; (c) in the case of a dry hole or other worthless property, an ordinary loss deduction may be claimed; and (d) all other expenditures made by the Consolidated Partnership with respect to the acquisition, development or operation of its properties which do not qualify under (a), (b) or (c) above (such as the purchase prices of properties) must be capitalized and recovered, if at all, through depletion or depreciation.

     Deductions: IDC is defined to include "expenditures made by an operator for wages, fuel, repairs, hauling, supplies, etc., incident to and necessary for the drilling of wells and the preparation of wells for the production of oil or gas
 . . . which in themselves do not have a salvage value." Limited partners in oil and gas drilling partnerships may either deduct IDC or capitalize it and recover such costs through depletion. Limited partners who elect to deduct IDC generally will be subject to recapture on disposition of the property. The Consolidated Partnership will not incur significant IDC, because it will expend substantially all of its funds for the maintenance of producing properties contributed by participating Partnerships and the acquisition of operating equipment installed thereon.

     Ordinary and necessary business expenses, such as Direct Costs, Administrative Costs, and Operating Costs, will generally qualify for deduction in the year accrued to the extent such expenditures do not result in the creation of assets having useful lives in excess of one year.

     Taxpayers are entitled to a loss deduction equal to the adjusted basis of worthless or abandoned property in the year in which such property (in the case of oil and gas interests, each separate unit of property) becomes worthless or is abandoned. Whether and when property becomes worthless or is abandoned is a question of fact which must be determined independently in each case.

     Depreciation: The cost of equipment acquired after December 31, 1986 and used in a trade or business is recoverable under the Modified Accelerated Cost Recovery System ("MACRS"). Under MACRS, the cost of eligible recovery property other than real property is generally recovered over a 3-20 year period depending on the type of property, unless a longer recovery period is elected. The cost of equipment to be contributed to or acquired by the Consolidated Partnership will most likely be recovered over a 5-7 year period.

     In the case of recovery property contributed to a partnership in a transaction such as the Consolidation, the partnership will be bound by the transferor's recovery period and method of computing available depreciation deductions with respect to so much of the adjusted basis of contributed property as is carried over to the partnership from the transferor. As a result, the Consolidated Partnership will step into the position of a participating Partnership-transferor for purposes of computing available depreciation with respect to contributed property. In the year property is contributed to the Consolidated Partnership, depreciation deductions will be allocated to the Consolidated Partnership based upon the number of months, including the month in which the transfer occurs (unless

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

the transfer occurs on the last day of any calendar month), during the calendar year in which the recovery property is owned by the Consolidated Partnership.

     Depreciation deductions claimed with respect to Consolidated Partnership property are generally subject to recapture as ordinary income to the extent gain is realized upon the disposition of such property or an interest in such property, or upon disposition of Units in the Consolidated Partnership should it own property having recapture potential at the time of such disposition. See "-Sale of Consolidated Partnership Units".

     Depletion: Generally, the costs and expenses of acquiring partnership properties that are not otherwise deductible or recoverable through depreciation are capitalized and may be recovered through depletion. Consolidated Partnership oil and gas properties eligible for depletion will consist primarily of properties contributed by participating Partnerships. The depletion deduction is computed separately by each partner and not by the partnership, and the determination of whether cost or percentage depletion is applicable is to be made at the partner level. Under the Treasury Regulations, a partnership is required to provide each partner with all information necessary to determine the amount of his depletion allowable with respect to partnership properties. Each partner is required separately to keep records of his share of the adjusted basis in each oil and gas property, adjust such basis for any depletion taken, and use such adjusted basis each year in the computation of his cost depletion or in the computation of his gain or loss on the disposition of such property by the partnership.

     The partnership must allocate to each partner his proportionate share of the adjusted basis of each producing partnership property so that the partner may compute his depletion deduction. The manner in which the adjusted basis of such property will be allocated among Unitholders will depend upon whether there is a variation between the adjusted basis of such property and its fair market value at the time of the Consolidation. To the extent of any such variation, a special allocation of adjusted basis will be required. See "--Allocations to Partners" below. To the extent any portion of the adjusted basis of contributed property is not subject to a special allocation, the General Partner shall, in accordance with Treasury Regulations, allocate to each Unitholder his proportionate share of the adjusted basis of each Consolidated Partnership oil and gas property, determined pursuant to the provisions of the Articles, in proportion to the Unitholder's capital interest in the Consolidated Partnership.

     The depletion deduction allowable with respect to each oil and gas property is the greater of the deduction computed under the cost or percentage depletion method. Cost depletion is computed by dividing the taxpayer's adjusted basis in the property at the end of a taxable year (without taking into account depletion for that year) by the sum of the units of production sold during the year and the total number of units of production reasonably expected to be recovered in the future (as determined at the end of the year) to determine the per unit allowance, and then multiplying the per unit allowance by the number of units sold during the year. Cost depletion cannot exceed the adjusted tax basis of the property to which it relates.

     The percentage depletion allowance is available only to those taxpayers who qualify under statutory exemptions, the most frequently applicable of which is the "independent producer" exemption. Such exemption does not apply, however, to property acquired prior to October 11, 1990 if such property was "proven" at the time the property (or an interest in the partnership holding such property) was acquired. Since most of the participating Partnerships' producing properties were acquired before October 11, 1990 and were classified as "proven" properties for this purpose, percentage depletion is not generally available to limited partners on the income from such properties and, likewise, would not be available to Unitholders after the transfer of such properties to the Consolidated Partnership. To the extent that percentage depletion was available with respect to properties of a participating Partnership prior to the Consolidation, it will continue to be available after the Consolidation.

     Depletion deductions claimed with respect to Consolidated Partnership properties will be subject to recapture as ordinary income to the extent gain is realized upon disposition of such property by the Consolidated Partnership or upon disposition of Consolidated Partnership Units by a Unitholder. See "-Sale of Consolidated Partnership Units".

     Oil and Gas Tax Credits: Limited partners in certain oil and gas projects may claim tax credits for producing fuels from nonconventional sources and for enhanced oil recovery. The Consolidated Partnership will

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

not be producing fuels from nonconventional sources (e.g., oil from shale and tar sands, or gas from geopressurized brine, Devonian shale, coal seams, or a tight formation). Limited partners, therefore, will not be eligible to claim the credit for producing fuel from nonconventional sources. The enhanced oil recovery credit is available with respect to enhanced oil recovery projects begun or significantly expanded after December 31, 1991, for enhanced oil recovery costs incurred after that date. The General Partner does not anticipate that the Consolidated Partnership will incur significant amounts of enhanced oil recovery costs. Accordingly, the enhanced oil recovery credit, if available at all, will not be material.

                  Expenses of Organizing the Consolidated Partnership: Expenses will be incurred in organizing the Consolidated Partnership and in issuing the Units. In general, such organization and syndication fees must be capitalized by the Consolidated Partnership. Fees classified as organization expenses (i.e., expenses which (i) are incident to the creation of the Consolidated Partnership,
(ii) are chargeable to the capital account and (iii) are of a character which, if expended incident to the creation of a partnership having an ascertainable life, would be amortized over such life) are permitted to be amortized over a period of not less than 60 months. Expenses associated with the Consolidation of the Partnerships into the Consolidated Partnership generally must be capitalized and will not be subject to amortization as organization expenses or recovered through depreciation or depletion.

                  Allocations to Partners: Section 704 of the Code provides that allocations among the partners of any items of partnership income, gain, loss, deduction or credit will be determined by the partnership agreement unless either the partnership agreement does not provide for an allocation or, if it does, the allocation does not have substantial economic effect. Section 704(c) of the Code also requires that special allocations be made in the case of items relating to contributed property. As set forth in "THE CONSOLIDATED PARTNERSHIP-Participation in Costs and Revenues--Allocation of Costs and Revenues Among Unitholders" above, the Articles provide for allocations of items of Consolidated Partnership income, gain, loss and deduction. Allocations of income, gain, loss, and deduction made in accordance with the Articles should be recognized as having substantial economic effect for federal income tax purposes.

                  In the case of property contributed by the participating Partnerships to the Consolidated Partnership, special allocations of income, gain, loss and deduction will be made to the extent of any variation between the fair market value and adjusted basis of such property at the time of contribution. Any such variation will be accounted for on a property by property basis. Any such special allocations may not exceed the amount actually available to or reportable by the Consolidated Partnership. Although such special allocations will be implemented to comply with Section 704(c) of the Code, no assurance can be given to that effect, and it is possible that the Service would seek to reallocate items of Partnership income, gains, losses, or deduction.

                  Basis and "At Risk" Rules: A Unitholder's basis in his Units is used to determine gain on the disposition of his Units and to determine whether gain is recognized when cash is distributed to him by the Consolidated Partnership. A Unitholder may also deduct his share of Consolidated Partnership tax losses only to the extent of the adjusted basis of his Units.

                  Generally, each Unitholder's basis in his Units will equal the adjusted basis of his Interests in a participating Partnership at the time of its liquidation. Each Unitholder's basis in his Units will be increased by his allocable share of Consolidated Partnership taxable income, depletion deductions claimed by him in excess of his share of the basis of the depletable property, and any further monetary contributions or increases in the amount included in his proportionate share of nonrecourse liabilities of the Consolidated Partnership. A Unitholder's basis in his Units will be decreased (but not below zero) by his share of Consolidated Partnership losses and distributions and by depletion claimed by him. Any decrease in a Unitholder's share of nonrecourse liabilities of the Consolidated Partnership is treated for tax purposes as a distribution of cash to the Unitholder (even though he may actually receive no cash) and therefore reduces a Unitholder's basis in his Units. Such a decrease will occur, for example, by amortization or other discharge of such liabilities, reduction of a Unitholder's interest in the Consolidated Partnership, sale of or foreclosure on property subject to nonrecourse debt, or sale or other disposition of his Units.


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
                  Unitholders who are individuals or certain closely-held corporations may claim tax losses from the Consolidated Partnership on their respective returns only to the extent they are "at risk" with respect to the oil and gas activities of the Consolidated Partnership at the close of the taxable year. The Unitholders should not be affected by these limitations, because the Consolidated Partnership is not anticipated to generate tax losses.

                  Liquidation and Termination of the Consolidated Partnership. Upon liquidation of the Consolidated Partnership, it is likely that all of its assets will be sold and the cash proceeds distributed. (See " THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Dissolution".) A sale of any Consolidated Partnership property by the Consolidated Partnership will have the tax consequences described earlier under "--Partnership Income, Gains and Losses" and, with respect to recapture, under "--Partnership
Deductions". The distribution of cash proceeds from such sale will result in taxable income to a Unitholder only to the extent the amount distributed exceeds his adjusted basis in his Units. A loss will be recognized by a Unitholder to the extent that the cash received is less than his adjusted basis in his Units. The character of such gain or loss is discussed below under "--Sale of Consolidated Partnership Units".

                  The sale or exchange (including a sale or exchange to the General Partner or another Unitholder) of 50% or more of the total interest in Consolidated Partnership capital and profits within a 12-month period will result in a deemed termination of the Consolidated Partnership for tax purposes. This could occur if enough Unitholders transferred their Units (see "THE CONSOLIDATED PARTNERSHIP--Transfer of Units") other than by gift, bequest or inheritance, or if they exercised their rights of presentment to the General Partner (see "THE CONSOLIDATED PARTNERSHIP--Right of Presentment"), or both within any 12-month period. For this purpose, the transfer of Consolidated Partnership Units to the participating Partnerships and the subsequent transfer of such Units by the participating Partnerships to Interest holders will not be treated as a sale or exchange causing a termination of the Consolidated Partnership. If a deemed termination were to occur, all Consolidated Partnership property will be deemed to have been distributed pro rata to the General Partner and the Unitholders in kind and previously claimed depreciation deductions and tax credits may be recaptured. If the Consolidated Partnership is continued after it is terminated, it will be treated as a second partnership for tax purposes with Unitholders' bases in their Units and the Consolidated Partnership's basis in its properties being determined anew.

                  Sale of Consolidated Partnership Units: Generally, gain or loss realized upon the sale of Units held for more than one year will be taxed as long-term capital gain or loss. However, that portion of realized gain allocable to "unrealized receivables," including recapturable IDC, depreciation, and depletion deductions, and "substantially appreciated inventory" of the Consolidated Partnership, will be taxed as ordinary income. Furthermore, the amount realized upon such a sale will include the amount of liabilities to which the Units are subject.

                  If a partnership interest includes unrealized receivables or substantially appreciated inventory items, the transferor of such interest must notify the partnership within thirty days of the transfer or by January 15 of the following year, if earlier, and file a statement with his tax return. Most Limited Partners who transfer their Units will be required to comply with such notification requirement, because the Consolidated Partnership's properties are expected to include property subject to recapture. The Consolidated Partnership will then be required to file Form 8308 with the Service, containing information identifying the transferor and transferee, and to provide each such transferor and transferee with a copy of the Form 8308 so filed with the Service.

                  Tax Consequences to Transferees of Units: The Articles provide that in the event of a sale or assignment of Units (other than by reason of a partner's death), the income, loss, deduction and credits of the Consolidated Partnership will be allocated pro rata between the assignor and assignee of such Units based on the periods of time during the Consolidated Partnership fiscal year that such Units were owned by each, without regard to the periods during such fiscal year in which such income, loss, deduction, and credits were actually realized. The Articles also provide, however, that certain "cash basis items" (i.e., interest, taxes and payments for services or for the use of property) must be allocated between the transferor and transferee by assigning the appropriate portion of such items to each day in the period to which they are attributable and by allocating such assigned portion based upon the transferor's or transferee's interest in the Consolidated Partnership as of the close of such day. Furthermore, transferees of Units will be entitled to claim cost depletion, depreciation and losses and will be required to report gain with respect to Consolidated Partnership property based only on their pro rata share of their bases therein (and not the price paid for such Units), unless the Consolidated Partnership elects to make the election under Section 754 of the Code to adjust the basis of Consolidated Partnership property with respect to the transferee. As a result of the inherent tax accounting complexities and the substantial expense that would be incurred in making the election to adjust the tax basis of Consolidated Partnership property under Sections 734, 743 and 754 of the Code, the General Partner does not presently intend to make such elections on behalf of the Consolidated Partnership, although it is empowered to do so by the Articles. The absence of any such election may in some circumstances result in a reduction in the value of the Units to be acquired by a potential transferee.

                  Alternative Minimum Tax: The alternative minimum tax, applicable to all taxpayers other than Subchapter C corporations, is equal to 26 percent of so much of the "alternative minimum taxable income" as exceeds the exemption amount (e.g., $45,000 in the case of a joint return $33,750 for single taxpayers, and $22,500 for married taxpayers filing separately), reduced generally by the regular tax paid by the taxpayer for the taxable year. The tax rate is increased to 28 percent to the extent that alternative minimum taxable income exceeds the exemption amount by more than $175,000. The exemption amount described above is reduced by 25 percent of the amount by which alternative minimum taxable income exceeds $150,000 in the case of a joint return ($112,500 for single taxpayers and $75,000 for married taxpayers filing separately).

                  For this purpose, "alternative minimum taxable income" generally is equal to taxable income determined with certain adjustments and increased by specified items of tax preference. Among the adjustments made are
(i) depreciation taken on assets placed in service after December 31, 1986 generally must be reduced, and (ii) certain itemized deductions are not allowed (i.e., miscellaneous itemized deductions and state or local income taxes) or are limited (i.e. medical expenses and interest expenses). Included among the specified items of tax preference are percentage depletion in excess of the adjusted basis of the property (other than percentage depletion claimed by independent producers) and a portion of the IDC deduction (other than IDC deductions claimed by independent producers, except to the extent that such deductions would reduce alternative minimum taxable income by more than 40 percent).

                  The effect of the alternative minimum tax on a Unitholder may depend upon a number of factors peculiar to such Unitholder. It is unlikely that a Unitholder's ownership of Units will subject the Unitholder to alternative minimum tax, however, because the Consolidated Partnership's operations will not generate significant amounts of alternative minimum tax adjustments or preference items.

                  Investment Interest: Restrictions on the deductibility of "investment interest" may result in the disallowance of a portion of a Unitholder's share of the Consolidated Partnership's deduction for interest on its obligations. Investment interest (i.e., interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment) is deductible by non-corporate taxpayers only to the extent it does not exceed "net investment income" (i.e., investment income less investment expenses). Investment income and investment interest do not include income from or interest paid with respect to an investment that is a passive activity. See "-Passive Loss Rules". Investment interest which is not allowable as a deduction in one year pursuant to this limitation may be carried over to subsequent years within certain limits. The characterization of interest as investment interest in the case of borrowings by a partnership must be determined at the partnership level. Although most interest expense incurred by the Consolidated Partnership will not be investment interest, some portion of such interest expense may be treated as investment interest to the extent that it relates to investment income (i.e., interest and royalties) earned by the Consolidated Partnership. Unitholders who had borrowed to finance the purchase of their Interests in a participating Partnership should be aware that interest on such borrowing may also constitute investment interest and would be subject to the above-described limitations.

                  Considerations for Tax-Exempt Limited Partners: Unitholders that are tax-exempt entities, including charitable corporations, pension, profit-sharing or stock bonus plans, Keogh Plans, Individual Retirement Accounts and certain other employee benefit plans are subject to federal income tax on unrelated business taxable income (i.e., net income derived from the conduct of a trade or business regularly carried on by the tax-exempt entity or by a partnership in which it is a partner). A $1,000 special deduction is allowed in determining the amount of unrelated business taxable income subject to tax. Tax-exempt entities taxed on their unrelated business taxable income are also subject to the alternative minimum tax for items of tax preference which enter into the computation of unrelated business taxable income. Income derived from ownership of a working interest in oil or gas properties has been held to constitute unrelated business taxable income, even though ownership is in the form of a limited partnership interest. For this reason, substantially all of a tax-exempt Unitholder's share of Consolidated Partnership income will constitute unrelated business taxable income. Based on its financial projections, however, the General Partner believes that no tax-exempt Unitholder will receive more than $1,000 of unrelated business taxable income from the Consolidated Partnership (assuming no change in the number of Units held), and, thus, no tax-exempt Unitholder would be subject to tax unless such a Unitholder also receives unrelated business taxable income from other sources. Unrelated business taxable income may also arise from "debt-financed property" which may result in the case of Consolidated Partnership property subject to "acquisition indebtedness" or when a tax-exempt Unitholder incurs debt in connection with the acquisition of its Units.

                  The General Partner will provide each Unitholder that is a tax-exempt entity with a statement as to what portion of Consolidated Partnership income for the previous fiscal year constitutes, in its opinion, unrelated business taxable income, assuming that such Unitholder did not incur debt in connection with its acquisition of Units. Such information will be included as part of the regular annual tax information provided to all Unitholders.

Other Tax Aspects

                  The Consolidated Partnership is anticipated to operate in a greater number of jurisdictions than any of the participating Partnerships. Thus, the following discussions may have added significance for certain limited partners.

                  State and Local Income Taxes: An investment in the Consolidated Partnership may subject a Unitholder to income taxes imposed by the states and localities in which the Consolidated Partnership operates as well as any other jurisdictions in which a Unitholder resides or does business and, accordingly, may require a Unitholder to file one or more state or local income tax returns reflecting such income from Consolidated Partnership operations.

                  Federal and State Death Taxes: A Unitholder may be subject to federal estate tax or death taxes imposed by the state of his domicile (and/or residence), and/or by certain jurisdictions where the Consolidated Partnership operates, on the value of his Units at the date of his death, or an alternative valuation date. The Units, however, may not be producing revenues at that time in amounts sufficient to pay such taxes.

Possible Changes in Federal Tax Laws and Regulations

                  The General Partner cannot predict what changes may be effected in the Code by Congress or what revisions in existing Regulations or Internal Revenue Service rulings, procedures or other policy may occur, or whether any of such changes or revisions would be applied retroactively. Consequently, no assurance can be given that the federal income tax consequences of the ownership of Units in the Consolidated Partnership will not be altered.

                  THE FOREGOING ANALYSIS OF THE FEDERAL INCOME TAX CONSIDERATIONS TO THE LIMITED PARTNERS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, IF A LIMITED PARTNER CONTEMPLATES APPROVING THE CONSOLIDATION, IT IS URGED TO CONSULT ITS TAX ADVISORS WITH SPECIFIC REFERENCE TO ITS OWN TAX SITUATION.

                     EMPLOYEE RETIREMENT INCOME SECURITY ACT

                  The Employee Retirement Income Security Act of 1974 ("ERISA") applies to investments by pension, profit-sharing, stock bonus, Keogh and other employee benefit plans, and by IRAs (collectively referred to as "Benefit
Plans"). ERISA does not prohibit Benefit Plans from investing in any specific type of investment but does require that plan fiduciaries give appropriate consideration to the facts and circumstances relevant to a particular investment, including whether the investment is reasonably designed, as part of the investment portfolio, to further the purposes of the Benefit Plan, taking into consideration risk of loss and opportunity for gain. ERISA also requires fiduciaries to take into account factors such as composition of the portfolio with regard to diversification, liquidity, current return relative to anticipated cash flow requirements and projected return relative to funding objectives, and the need to value plan assets annually. ERISA prohibits certain transactions between a Benefit Plan and a "party in interest" as defined by ERISA or a "disqualified person" as defined in Section 4975(e)(2) of the Code. Although IRAs are not generally subject to the fiduciary rules of ERISA, such accounts are subject to Section 4975 of the Code which imposes a 5% excise tax on any fiduciary or "disqualified person" (as defined therein) who engages in certain transactions similar to those transactions prohibited under ERISA. The excise tax may increase to 100% if violations are not timely corrected after notice. Whether or not assets of the Consolidated Partnership will be deemed to be assets of an IRA for purposes of
Section 4975 of the Code will be determined in accordance with the "plan asset" regulations discussed below. Benefit Plan fiduciaries should carefully consider whether an investment in the Consolidated Partnership is consistent with their responsibilities under ERISA.

                  Under the Department of Labor plan assets regulations, the assets of a pooled investment vehicle such as the Consolidated Partnership will not be plan assets of a Benefit Plan for ERISA purposes (and will not be subject to requirements regarding fiduciary responsibility and the holding of plan assets in trust) if the issuer is an "operating company" (i.e., "an entity that is primarily engaged in the production or sale of a product or service other than the investment of capital") or if equity participation in the entity by Benefit Plan limited partners is not significant (i.e., less than 25% of the value of any class of equity interests in a partnership is held by Benefit Plan investors). The General Partner believes that the Consolidated Partnership will be an operating company and anticipates that Benefit Plan participation in the Consolidated Partnership will be less than 25%. There can be no absolute assurance, however, that the Consolidated Partnership will meet the operating company or 25% test.

                  Alternatively, the plan assets regulations provide that the assets of a partnership will not be treated as plan assets if equity interests in the partnership are "publicly offered securities" (i.e., a security that is widely held, freely transferable, not offered primarily to tax-exempt limited partners, and either registered under the Securities Exchange Act of 1934 or sold pursuant to a registration statement under the Securities Act of 1933 and the class of securities is registered under the 1934 Act within 120 days after the end of the issuer's fiscal year during which the public offering occurred). The regulations provide that securities are "widely held" only if they are part of a class of securities purchased and held by 100 or more persons who are independent of the issuer and of one another. The Consolidated Partnership will have a minimum of more than 4,000 Unitholders, the overwhelming majority of the Units will be held by limited partners who are not tax-exempt limited partners, the Units are being offered pursuant to a registration statement under the Securities Act of 1933, and the Consolidated Partnership will be registered under Section 12(g) of the Securities Exchange Act of 1934 within the applicable period because it will have more than 500 limited partners and total assets exceeding $5,000,000. Based on these facts, the General Partner believes that the Units satisfy all criteria for "publicly offered securities" other than the free transfer requirement.

                  The plan assets regulations do not define the term "freely transferable" but provide that the determination of whether a security is freely transferable depends on all the facts and circumstances. In cases of offerings with a minimum investment of $10,000 or less (such as the Partnerships and the Consolidated Partnership), however, certain enumerated restrictions, including restrictions against transfers that would result in a termination or reclassification of a partnership for federal tax purposes, ordinarily will not, alone or in combination, affect the finding that securities are freely transferable. In order to prevent the Partnerships from being taxed as "publicly traded partnerships" (see "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships"), the Articles contain a restriction which allows the General Partner to refuse its consent to any transfer that it believes occurred through a secondary market or the substantial equivalent thereof (as defined for purposes of Section 7704 of the Code). The Department of Labor has ruled in at least one instance that a substantially similar restriction against transfers which was drafted to avoid reclassification of a partnership as a publicly traded partnership qualified as a permitted restriction under the plan assets regulations. It is Counsel's opinion that this restriction should not cause the Units not to be freely transferable under the facts and circumstances because it is necessary to ensure that the Consolidated Partnership continues to be treated as a partnership for federal tax purposes. Accordingly, based on all the facts and circumstances described above and on Counsel's opinion regarding free transfer of the Units, the General Partner believes that the Units will be "publicly offered securities" and that the assets of the Consolidated Partnership will not be plan assets for ERISA purposes under the regulations.

                               GENERAL INFORMATION

Legal Opinion

                  The legality of the Units offered hereby will be passed upon for the Consolidated Partnership by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, New Jersey 10169-0079.

Experts

                  The balance sheet of Enex Consolidated Partners, L.P. as of December 31, 1995, the combined balance sheets of the Partnerships as of December 31, 1995 and 1994 and the related combined statements of operations, partners capital and changes in cash flows for each of the two years in the period ended December 31, 1995 and the consolidated balance sheet of Enex Resources Corporation as of December 31, 1995, included in this Prospectus/Proxy Statement have been examined by Deloitte & Touche, LLP. independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Representatives of Deloitte & Touche, LLP. are expected to be present at the Meetings and to be available to respond to appropriate questions.

                  Legal matters in connection with the Consolidated Partnership discussed under "TAX ASPECTS" and "EMPLOYEE RETIREMENT INCOME SECURITY ACT" have been passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, New York 10169-0079, and are included herein in reliance upon the authority of said firm as experts in such matters.

                  Estimates of oil and gas reserves appearing herein were based upon independently prepared engineering studies by the petroleum consulting firm of H.J. Gruy and Associates, Inc. of Houston, Texas and are included in reliance upon the authority of such firm as experts in such matters.

                             ADDITIONAL INFORMATION

                  Reports, proxy material and other information filed by the Partnerships and the General Partner with the SEC can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549.

                  The General Partner has filed a Registration Statement with the SEC (Reg. No. xx-xxxxx) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities offered hereby (the "Registration Statement") . This Prospectus/Proxy Statement does not contain all of the information set forth or incorporated by reference in the Registration Statement. References in this Prospectus/Proxy Statement to various documents, statutes, regulations and agreements do not purport to be complete and are qualified in their entirety by such documents, statutes, regulations and agreements. Certain of the information contained in the Registration Statement on file with the Securities and Exchange Commission has been omitted pursuant to rules and regulations of the Commission. Copies of the Registration Statement and the exhibits thereto, including the information so omitted, are on file at the offices of the SEC and may be obtained upon payment of a prescribed fee or any be examined without charge at the public reference facility of the SEC in Washington, D.C.

                          INDEX TO FINANCIAL STATEMENTS


Enex Consolidated Partners, L.P.                                           Page

     Unaudited Pro Forma Combined Balance Sheets                            F-2

     Unaudited Pro Forma Combined Statements of Operations  . . . . . . .   F-4

     Unaudited Pro Forma Combined Statements of Cash Flows . . . . . . .    F-5

     Notes to Unaudited Pro Forma Combined Financial Statements . . . . .   F-7

     Opinion of Independent Certified Public Accountants . . . . . . . . .  F-8



Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships

     Opinion of Independent Certified Public Accountants . . . . . . . . .  F-10

     Combined Balance Sheets  . . . . . . . . . . . . . . . . . . . . . .   F-11

     Combined Statements of Operations  . . . . . . . . . . . . . . . . .   F-12

     Combined Statements of Changes in Partners' Capital . . . . . . . . .  F-13

     Combined Statements of Cash Flows . . . . . . . . . . . . . . . . . .  F-14

     Notes to Combined Financial Statements . . . . . . . . . . . . . . .   F-15

     Supplementary Oil and Gas Information  . . . . . . . . . . . . . . .   F-19



Enex Resources Corporation

     Opinion of Independent Certified Public Accountants  . . . . . . . .   F-23

     Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . .  F-24

     Notes to Consolidated Balance Sheets  . . . . . . . . . . . . . . . .  F-26

     Supplementary Oil and Gas Information . . . . . . . . . . . . . . . .  F-31

             ENEX CONSOLIDATED PARTNERS, L.P. - UNAUDITED PRO FORMA
                  ENEX OIL AND GAS PROGRAM LIMITED PARTNERSHIPS


            The following unaudited pro forma balance sheets and pro forma statements of operations of Enex Consolidated Partners, L.P. give effect to the issuance of General Partner and Limited Partner interests pursuant to the terms of the proposed consolidation transaction assuming that the proposed consolidation was consummated at March 31, 1996 for purposes of the pro forma balance sheets and at January 1, 1995 for purposes of the pro forma statements of operations. Due to the affiliation of the predecessor Partnerships, the combined pro forma financial information has been presented as a reorganization of affiliated entities similar to the pooling of interests method of accounting; therefore, the combined pro forma financial statements have been reported based on the Predecessor Partnerships' historical costs. The pro forma balance sheets have been presented on the basis of an assumed maximum level of acceptance by all Predecessor Partnerships and an assumed minimum acceptance level. For the assumed minimum acceptance level, only those partnerships that on a combined basis have the lowest combined net cash provided by operating activities for the fiscal year ended December 31, 1995 which together have an exchange basis greater than $10,000,000 were included in the presentation.

            The unaudited pro forma balance sheets and pro forma statements of operations should be read in conjunction with the accompanying historical financial statements and related notes of the Combined Enex Oil and Gas Income Program Limited Partnerships included elsewhere in the Prospectus/Proxy Statement.

ENEX CONSOLIDATED PARTNERS, L.P.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                                             Pro forma       Pro forma
                                                                             (Assumed        (Assumed
ASSETS                                        March 31,                       Maximum         Minimum
                                                1996       Adjustments       Acceptance)      Acceptance)
                                         --------------   ------------      -------------     -----------
CURRENT ASSETS:
  Cash                                   $     409,561    $  (200,000) (2)  $    209,561     $    66,420
  Accounts receivable - oil & gas sales      1,514,570                         1,514,570         929,230
  Receivable from litigation settlement        280,050                           280,050         280,050
  Other current assets                         250,970                           250,970         218,582
                                         --------------   ------------      -------------    ------------

Total current assets                         2,455,151       (200,000)         2,255,151       1,494,282
                                         --------------   ------------      -------------    ------------

OIL & GAS PROPERTIES
  (Successful efforts accounting method)
  Proved mineral interests and related
    equipment & facilities                 139,717,028                       139,717,028     115,255,027
 Less accumulated depreciation
    and depletion                          125,036,849                       125,036,849     107,284,321
                                         --------------   ------------      -------------    ------------

Property, net                               14,680,179                        14,680,179       7,970,706
                                         --------------   ------------      -------------    ------------

ORGANIZATION COSTS, NET                         45,541                            45,541             672
                                         --------------   ------------      -------------    ------------

TOTAL                                    $  17,180,871    $  (200,000)      $ 16,980,871     $ 9,465,660
                                         ==============   ============      =============    ============

LIABILITIES AND
  PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                      $     693,127    $   200,000  (2)  $    893,127     $   675,065
   Notes payable to general partner             23,383        (23,383) (3)             0               0
   Payable to general partner                  779,625       (779,625) (3)             0               0
                                         --------------   ------------      -------------    ------------

Total current liabilities                    1,496,135       (603,008)           893,127         675,065
                                         --------------   ------------      -------------    ------------

NONCURRENT LIABLITIES:
   Noncurrent portion of payable to
      general partner                        2,177,819     (2,177,819) (3)             0               0
                                         --------------   ------------      -------------    ------------

PARTNERS' CAPITAL:
   Limited partners                         11,765,141      4,322,603  (4)    16,087,744       8,790,595
   General partner                           1,741,776     (1,741,776) (4)             0               0
                                         --------------   ------------      -------------    ------------

Total partners' capital                     13,506,917      2,580,827         16,087,744       8,790,595
                                         --------------   ------------      -------------    ------------

TOTAL                                    $  17,180,871    $  (200,000)      $ 16,980,871     $  9,465,660
                                         ==============   ============      =============    ============

Book Value per $500 L.P.Unit             $       35.51                      $      48.55     $     32.13
                                         ==============                     ============     ============


See notes to pro forma financial statements.
- --------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
For the three months ended March 31, 1996
                                                                             Pro forma       Pro forma
                                                                             (Assumed         (Assumed
                                                              Pro forma       Maximum         Minimum
                                                Unadjusted   Adjustments     Acceptance      Pro forma
                                               -----------   -----------    -----------     -----------
REVENUES:
  Oil and gas sales                            $ 2,947,847   $             $  2,947,847    $  1,754,868
                                               ------------  ----------   --------------   -------------

EXPENSES:
  Depreciation, depletion and amortization         668,161                      668,161         348,888
  Impairment of property                         2,315,081                    2,315,081       1,579,403
  Lease operating expenses                       1,112,959                    1,112,959         689,674
  Production taxes                                 154,081                      154,081          90,992
  General and administrative:
    Allocated from general partner                 481,916    (193,000)(5)      288,916   )     264,588
    Direct expense                                  51,094     (13,000)(5)       38,094   )      34,004
                                                ------------  ----------   --------------  -------------

Total expenses                                   4,783,292     206,000        4,577,292        3,007,549
                                               ------------  ----------   --------------   -------------

LOSS FROM OPERATIONS                            (1,835,445)   (206,000)      (1,629,445)     (1,252,681)
                                               ------------  ----------   --------------   -------------

OTHER INCOME (EXPENSE):
  Interest income                                    7,545                        7,545           5,695
  Interest expense                                    (338)        338 (5)            0               0
  Gain on sale of property                           9,155                        9,155           7,153
                                               ------------  ----------   --------------    -------------

Other income (expense), net                         16,362         338           16,700          12,848
                                               ------------  ----------   --------------    -------------

NET LOSS                                       $(1,819,083)  $(206,338)   $  (1,612,745)    $(1,239,833)
                                               ============  ==========   ==============    =============

Net income (loss) per $500 L.P. Unit           $     (5.49)  $    0.62    $       (4.87)    $     (4.53)
                                               ============  ==========   ==============    =============

See notes to pro forma financial statements.
- --------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
For the year ended December 31, 1995
                                                                                  Pro forma      Pro forma
                                                                                  (Assumed        (Assumed
                                                                   Pro forma       Maximum        Minimum
                                                 Unadjusted        Adjustments    Acceptance)    Acceptance)
                                                 ----------        -----------    -----------    -----------
REVENUES:
  Oil and gas sales                             $ 10,117,119     $              $10,117,119       $5,813,351
                                                -------------    -----------    -------------     -----------

EXPENSES:
  Depreciation, depletion and amortization         3,748,723                       3,748,723       2,163,101
  Lease operating expenses                         4,312,449                       4,312,449       2,509,722
  Production taxes                                   569,321                         569,321         326,290
  General and administrative:
    Allocated from general partner                 1,695,475       (772,000)(5)     923,475          867,362
    Direct expense                                   370,904        (52,000)(5)     318,904          280,576
    Consolidation expense                                  -        400,000 (2)     400,000          400,000
                                                -------------    -----------    -------------     -----------

Total expenses                                    10,696,872       (424,000)      10,272,872       6,547,050
                                                -------------    -----------    -------------     -----------

LOSS FROM OPERATIONS                                (579,753)       424,000         (155,753)       (733,699)
                                                -------------    -----------    -------------     -----------

OTHER INCOME (EXPENSE):
  Interest income                                     41,795                          41,795          41,292
  Interest expense                                    (8,141)         8,141(5)           0                 0
  Gain on sale of property                           659,326                         659,326         659,326
                                                -------------    -----------    -------------     -----------

Other income (expense), net                          692,980          8,141          701,121         700,618
                                                -------------    -----------    -------------     -----------

NET LOSS                                        $    113,227     $  432,141     $    545,368      $  (33,081)
                                                =============    ===========    =============     ===========
Net income(loss) per $500 L.P. Unit             $       0.34     $     1.30     $       1.65      $    (0.12)
                                                =============    ===========    =============     ===========

See notes to pro forma financial statements.
- --------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
For the three months ended March 31, 1996                                                      Pro forma       Pro forma
                                                                                               (Assumed        (Assumed
CASH FLOWS FROM                                                           Pro forma             Maximum         Minimum
 OPERATING ACTIVITIES:                                 Unadjusted        Adjustments           Acceptance)     Acceptance)
                                                      ------------     -------------    -----------------    -------------

Net (loss)                                            $(1,819,083)     $    206,338     $     (1,612,745)    $(1,239,833)
                                                      ------------     -------------    -----------------    -------------
Adjustments to reconcile net (loss) to net
  cash provided by operating activities:
  Depreciation, depletion and amortization              2,983,242                              2,983,242        1,928,291
  Gain on sale of property                                 (9,155)                                (9,155)          (7,153)
(Increase) in:
  Accounts receivable - oil & gas sales                  (333,521)                              (333,521)        (240,330)
  Other current assets                                    (35,849)                               (35,849)         (49,340)
Increase (decrease) in:
   Accounts payable                                      (178,692)                              (178,692         (181,122)
   Payable to general partner                            (162,749)          162,749  (3)               0                0
                                                      ------------     -------------    -----------------    -------------

Total adjustments                                       2,263,276           162,749            2,426,025        1,450,346
                                                      ------------     -------------    -----------------    -------------

Net cash provided by operating activities                 444,193           369,087              813,280          210,513
                                                      ------------     -------------    -----------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                        107,600                                107,600          105,598
    Acquisition of proved oil & gas properties           (165,816)                              (165,816)               -
    Property additions - development costs                (16,116)                               (16,116)         (55,885)
                                                      ------------     -------------    -----------------    -------------

Net cash (used) by investing activities                   (74,332)                0              (74,332)          49,713
                                                      ------------     -------------    -----------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of note payable to general partner            (8,525)            8,525  (3)               0                -
   Cash distributions                                    (658,697)                              (658,697)        (426,693)
                                                      ------------     -------------    -----------------    -------------

Net cash provided (used) by financing activities         (667,222)            8,525             (658,697)        (426,693)
                                                      ------------     -------------    -----------------    -------------

NET INCREASE (DECREASE) IN CASH                          (297,361)          377,612               80,251         (166,467)

CASH AT BEGINNING OF YEAR                                 706,922                                706,922          455,782
                                                      ------------     -------------    -----------------    -------------

CASH AT END OF PERIOD                                 $   409,561      $    377,612     $        787,173     $    289,315
                                                      ============     =============    =================    =============

Cash paid during the period for interest              $       338      $       (338)    $              -                -
                                                      ============     =============    =================    =============

See notes to pro forma financial statements.
- --------------------------------------------
                                      F-5

ENEX CONSOLIDATED PARTNERS, L.P.

UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
For the year ended December 31, 1995                                              Pro forma         Pro forma
                                                                                  (Assumed          (Assumed
CASH FLOWS FROM                                                     Pro forma     Maximum            Minimum
 OPERATING ACTIVITIES:                            Unadjusted       Adjustments    Acceptance)       Acceptance)
                                                 ------------     ------------   ------------     ------------

Net income                                       $   113,227      $   432,141(7)$   545,368       $   (33,081)
                                                 ------------     ------------   ------------     ------------
Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation, depletion and amortization         3,748,723                       3,748,723        2,163,101
  Gain on sale of property                          (659,326)                       (659,326)        (659,326)
(Increase) decrease in:
  Accounts receivable - oil & gas sales               34,932                          34,932           44,888
  Other current assets                               (72,070)                        (72,070)         (64,088)
Increase (decrease) in:
   Accounts payable                                   73,510          200,000(2)    273,510           404,225
   Payable to general partner                     (1,268,777)       1,268,777(6)          0                 0
                                                 ------------     ------------   ------------     ------------

Total adjustments                                  1,856,992        1,468,777      3,325,769        1,888,800
                                                 ------------     ------------   ------------     ------------

Net cash provided by operating activities          1,970,219        1,900,918      3,871,137        1,855,719
                                                 ------------     ------------   ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of property                 1,011,465                       1,011,465        1,011,465
    Property additions - development costs          (577,125)                       (577,125)        (312,854)
    Acquisition of proved oil & gas properties       (57,045)                        (57,045)               -
                                                 ------------     ------------   ------------     ------------

Net cash provided by investing activities            377,295                0        377,295          698,611
                                                 ------------     ------------   ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of note payable to general partner      (66,434)          66,434(6)          0                 0
   Cash distributions                             (2,011,376)                     (2,011,376)      (1,086,768)
                                                 ------------     ------------   ------------     ------------

Net cash provided (used) by financing activities  (2,077,810)          66,434     (2,011,376)      (1,086,768)
                                                 ------------     ------------   ------------     ------------

NET INCREASE IN CASH                                 269,704        1,967,352      2,237,056        1,467,562

CASH AT BEGINNING OF YEAR                            437,218                         437,218          123,472
                                                 ------------     ------------   ------------     ------------

CASH AT END OF PERIOD                            $   706,922      $ 1,967,352    $ 2,674,274      $ 1,591,034
                                                 ============     ============   ============     ============

Cash paid during the period for interest         $    17,328      $   (17,328)   $         -      $         -
                                                 ============     ============   ============     ============

See notes to pro forma financial statements.
- --------------------------------------------

ENEX CONSOLIDATED PARTNERS, L.P.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)  Basis of Presentation

     Due to the affiliation of the Consolidating Partnerships, the pro forma information of Enex Oil and Gas Income Program and Enex Income and Retirement Fund Limited Partnerships has been presented as a reorganization of affiliated entities similar to the pooling of interests method of accounting; therefore, the combined financial statements have been reported based on the predecessor Partnerships' historical costs. Such costs do not represent exchange values. The pro forma financial statements were prepared assuming that the proposed consolidation was consummated at March 31, 1996 for purposes of the pro forma balance sheets and at January 1, 1995 for purposes of the pro forma statements of operations.

            The pro forma balance sheets have been presented on the basis of an assumed maximum level of acceptance by all Consolidating Partnerships and an assumed minimum acceptance level including only those partnerships that have the lowest cash flow from operating activities for the fiscal year ended December 31, 1995, which in the aggregate have an exchange value greater than $10,000,000.

            Net income allocated to limited partner interests was computed in accordance with the Articles of Limited Partnership. The net income per $500 Limited Partner unit outstanding was computed for each period based on weighted average units outstanding since inception of each partnership.

(2)  Costs of Consolidation

            This pro forma adjustment represents an estimate of the costs of the consolidation of approximately $400,000. These costs are allocated to the General Partner and Limited Partners in accordance with the consolidated expense sharing ratio (as computed using the weighted average of the expense allocation percentage allocated to the General Partner in the participating partnerships). Amounts not payed in cash will be financed by short-term payables to vendors.

(3) Conversion of Debt Payable to General Partner and General Partner Capital Balance to Limited Partner Units.

            The  General  Partner  will  convey  the  amounts  owed to it by the
Partnerships that approve the consolidation and the corresponding General Partner's capital balances in exchange for additional units of limited partnership interest. See "the Proposed Consolidation - Terms of the Consolidation".

(4)  Overhead and Operating Cost Savings.

            The General Partner believes that the Consolidation will result in substantial economies of operation and savings in Direct, Administative and Operating Costs of $824,000 per year assuming maximum acceptance and $387,599 per year assuming minimum acceptance. See "Summary - Objectives of the Consolidation".

(5)  Book Value per $500 Limited Partner Unit.

     The book value per $500 limited  partner unit may not be  meaningful  to an
individual   partner  since  their  relative  exchange  value  assigned  in  the consolidation will not coincide with their individual capital accounts.

                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Enex Consolidated Partners, L.P.


We have audited the accompanying balance sheet of Enex Consolidated Partners, L.P. (a New Jersey limited partnership) as of July 31, 1996. This financial statement is the responsibility of the general partner of Enex Consolidated Partners, L.P. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material repects, the financial position of Enex Consolidated Partners, L.P. at July 31, 1996 in accordance with generally accepted accounting principles.





DELOITTE & TOUCHE, LLP



Houston, Texas
July 31, 1996

                        ENEX CONSOLIDATED PARTNERS, L.P.
                                  BALANCE SHEET
                                  July 31, 1996



ASSETS - Cash . . . . . . . . . . .      $   1,000
                                       ============

PARTNERS' CAPITAL:

General partner . . . . . . . . . .      $     900

Limited partner . . . . . . . . . .            100
                                       ------------

TOTAL . . . . . . . . . . . . . . .      $   1,000
                                       ============


1.  Organization

            Enex Consolidated Partners, L.P. (the "Consolidating Partnership") is a New Jersey limited partnership which was formed on July 31, 1996 for the purpose of combining with the Enex Oil and Gas Income Program and Enex Income and Retirement Fund Limited Partnerships (the "Partnerships"). Enex Resources Corporation ("Enex") is the General Partner. See the Unaudited Pro Forma Enex Consolidated Partners, L.P. financial statements and the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships combined financial statements included elsewhere in the Prospectus/Proxy Statement for information regarding the proposed consolidation.

                          INDEPENDENT AUDITORS' REPORT



To the Partners of Enex Oil & Gas
  Income Program and Enex Income
  and Retirement Fund Limited Partnerships:


            We have audited the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships (as identified in Note 1 to the combined financial statements) as of December 31, 1995 and 1994, and the related combined statements of operations, changes in partners' capital and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the general partner of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships. Our responsibility is to express an opinion on the financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting priniciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the combined financial statements referred to above present fairly the combined financial position of the Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships as of December 31, 1995 and 1994, and the combined results of their operations and the changes in cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles applied on a consistent basis.






DELOITTE & TOUCHE, LLP



Houston, Texas
July 31,  1996

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED BALANCE SHEETS

                                                                March 31,          December 31,
                                                                             -------------------------
ASSETS                                                            1996            1995          1994
                                                           ---------------   ------------  -----------
                                                               (Unaudited)
CURRENT ASSETS:
  Cash                                                     $     409,561   $     706,922       437,218
  Accounts receivable - oil & gas sales                        1,514,570       1,181,049     1,215,661
  Receivable from litigation settlement                          280,050         280,050       254,589
  Other current assets                                           250,970         215,121       168,832
                                                           --------------  --------------  ------------

Total current assets                                           2,455,151       2,383,142     2,076,300
                                                           --------------  --------------  ------------

OIL & GAS PROPERTIES
  (Successful efforts accounting method) - Proved
   mineral interests and related equipment & facilities      139,717,028     146,079,503   152,025,931
  Less  accumulated depreciation and depletion               125,036,849     128,511,790   131,082,972
                                                           --------------  --------------  ------------

Property, net                                                 14,680,179      17,567,713    20,942,959
                                                           --------------  --------------  ------------

ORGANIZATION COSTS, NET                                           45,541          57,763       149,198
                                                           --------------  --------------  ------------

TOTAL                                                      $  17,180,871   $  20,008,618    23,168,457
                                                           ==============  ==============  ============

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Accounts payable                                        $     693,127   $     863,620       789,352
   Current portion of notes payable to general partner            23,383          42,260       144,214
   Payable to general partner                                    779,625         827,246     1,494,359
                                                           --------------  --------------  ------------

Total current liabilities                                      1,496,135       1,733,126     2,427,925
                                                           --------------  --------------  ------------

NONCURRENT PAYABLE TO GENERAL PARTNER                          2,177,819       2,290,794     2,857,696
                                                           --------------  --------------  ------------

PARTNERS' CAPITAL:
   Limited partners                                           11,765,141      14,319,792    16,339,605
   General partner                                             1,741,776       1,664,906     1,543,231
                                                           --------------  --------------  ------------

Total partners' capital                                       13,506,917      15,984,698    17,882,836
                                                           --------------  --------------  ------------

TOTAL                                                      $  17,180,871   $  20,008,618    23,168,457
                                                           ==============  ==============  ============




See accompanying notes to Combined Financial Statements.
- ---------------------------------------------------------------------------

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF OPERATIONS

                                             Three Months Ended March 31,     Year Ended December 31,
                                             -----------------------------   -------------------------
                                                 1996          1995            1995            1994
                                             ------------   --------------  ---------------------------
                                                         (UNAUDITED)
REVENUES:
  Oil and gas sales                          $ 2,947,847    $2,709,265     $ 10,117,119    $ 11,315,601
                                             ------------   -----------    -------------   -------------

EXPENSES:
  Depreciation, depletion
    and amortization                             668,161     1,033,535        3,748,723       4,955,008
  Impairment of property                       2,315,081             -                -         971,936
  Lease operating expenses                     1,112,959     1,203,630        4,312,449       4,613,177
  Production taxes                               154,081       147,662          569,321         627,229
  General and administrative:
    Allocated from general partner               481,916       587,960        1,695,475       1,959,667
    Direct expense                                51,094       (36,607)         370,904         389,859
    Litigation contingency                             -             -                -        (667,369)
                                             ------------   -----------    -------------   -------------

Total expenses                                 4,783,292     2,936,180       10,696,872      12,849,507
                                             ------------   -----------    -------------   -------------


(LOSS) FROM OPERATIONS                        (1,835,445)     (226,915)        (579,753)     (1,533,906)
                                             ------------   -----------    -------------   -------------

OTHER INCOME (EXPENSE):
  Interest income                                  7,545         6,656           41,795         120,375
  Interest expense to a bank                           -             -                -         (17,727)
  Interest expense to general partner               (338)       (3,233)          (8,141)        (19,505)
  Gain on sale of property                         9,155             -          659,326           6,937
                                             ------------   -----------    -------------   -------------

Other income (expense), net                       16,362         3,423          692,980          90,080
                                             ------------   -----------    -------------   -------------

NET INCOME (LOSS)                            $(1,819,083)   $ (223,492)    $    113,227    $ (1,443,826)
                                             ============   ===========    =============   =============
Net Income (loss) Per
$500 L.P.Unit                                $    (5.49)    $    (0.67)    $       0.34    $      (4.36)
                                             ============   ===========    =============   =============



See accompanying notes to Combined Financial Statements.
- --------------------------------------------------------------------------

ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE TWO YEARS ENDED DECEMBER 31, 1995 AND
FOR THE THREE MONTHS ENDED MARCH 31, 1996
- -----------------------------------------------------------------------------              PER $500
                                                        GENERAL           LIMITED         L.P. Unit
                                      TOTAL             PARTNER           PARTNERS        OUTSTANDING
                                  ---------------    -------------    --------------      -----------

Balance, January 1, 1994           $  20,920,051     $  1,471,330     $  19,448,721        $    587

Contributions                          1,010,380                -         1,010,380              30
Cash Distributions                    (2,556,166)        (222,686)       (2,333,480)            (70)
Commissions and Syndication Fees         (47,603)               -           (47,603)             (1)
Net Income (Loss)                     (1,443,826)         294,587        (1,738,413)            (52)
                                  ---------------    -------------    --------------       ----------

Balance, December 31, 1994            17,882,836        1,543,231        16,339,605             493

Cash Distributions                    (2,011,376)        (109,351)       (1,902,025)            (57)
Net Income (Loss)                        113,238          231,048          (117,810)             (4)
                                  ---------------    -------------    --------------        ---------

Balance, December 31, 1995            15,984,698        1,664,928        14,319,770             432

Cash Distributions                      (658,697)         (22,570)         (636,127)            (19)
Net Income (Loss)                     (1,819,083)          75,391        (1,894,474)            (57)
                                  ---------------    -------------    --------------        ---------

Balance, March 31, 1996            $  13,506,918     $  1,717,749     $  11,789,169 (1)         356
                                  ===============    =============    ==============        =========

(1) Includes 124,118 units purchased by the general partner as a limited partner.

See accompanying notes to Combined Financial Statements.
- -----------------------------------------------------------------------------


ENEX OIL & GAS INCOME PROGRAMS AND INCOME AND RETIREMENT FUNDS

COMBINED STATEMENTS OF CASH FLOWS

CASH FLOWS FROM                                Three Months Ended March 31,      Year Ended December 31,
                                              ----------------------------    -----------------------------
 OPERATING ACTIVITIES:                            1996           1995              1995            1994
                                              -------------   ------------    -------------    ------------
                                                    (Unaudited)

Net income (loss)                             $ (1,819,083)   $  (223,492)     $   113,227     $(1,443,826)
                                              -------------   ------------    -------------    ------------
Adjustments to reconcile net
  (loss) to net cash provided
  by operating activities:
  Depreciation, depletion and amortization       2,983,242      1,033,535        3,748,723       5,926,944
  Litigation contingency accrual                         -              -                -        (758,938)
  Gain on sale of property                          (9,155)             -         (659,326)         (6,937)
(Increase) decrease in:
  Accounts receivable - oil & gas sales           (333,521)       (55,884)          34,932         112,559
  Other current assets                             (35,849)        15,627          (72,070)         45,256
Increase (decrease) in:
   Accounts payable                               (178,692)        48,602           73,510        (198,393)
   Payable to general partner                     (162,749)      (235,728)      (1,268,777)        156,309
                                              -------------   ------------    -------------    ------------

Total adjustments                                2,263,276        806,152        1,856,992       5,276,800
                                              -------------   ------------    -------------    ------------

Net cash provided by
  operating activities                             444,193        582,660        1,970,219       3,832,974
                                              -------------   ------------    -------------    ------------

CASH FLOWS FROM
  INVESTING ACTIVITIES:
    Proceeds from sale of property                 107,600              -        1,011,465         139,043
    Acquisition of proved oil & gas properties    (165,816)      (159,462)        (577,125)       (610,749)
    Property additions - development costs         (16,116)       (22,262)         (57,045)     (1,064,213)
                                              -------------   ------------    -------------    ------------

Net cash provided (used)
  by investing activities                          (74,332)      (181,724)         377,295      (1,535,919)
                                              -------------   ------------    -------------    ------------

CASH FLOWS FROM
  FINANCING ACTIVITIES:
   Repayment of note payable to bank                     -              -                -        (410,000)
   Repayment of note payable
     to general partner                             (8,525)       (15,219)         (66,434)       (226,708)
   Proceed's from partners' contributions                -              -                -       1,010,380
   Commissions and syndication fees                      -              -                -         (47,603)
   Organization costs                                    -              -                -         (40,415)
   Cash distributions                             (658,697)      (430,658)      (2,011,376)     (2,556,166)
                                              -------------   ------------    -------------    ------------

Net cash (used) by financing activities           (667,222)      (445,877)      (2,077,810)     (2,270,512)
                                              -------------   ------------    -------------    ------------

NET INCREASE
  (DECREASE) IN CASH                              (297,361)       (44,941)         269,704          26,543

CASH AT BEGINNING OF YEAR                          706,922        437,218          437,218         410,675
                                              -------------   ------------    -------------    ------------

CASH AT END OF PERIOD                         $    409,561    $   392,277      $   706,922     $   437,218
                                              =============   ============    =============    ============

Cash paid during the period for interest      $        338    $       894      $    17,328     $    21,985
                                              =============   ============    =============    ============


See accompanying notes to Combined Financial Statements.
- ------------------------------------------------------------------------------

                        ENEX OIL & GAS INCOME PROGRAM AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS

                     NOTES TO COMBINED FINANCIAL STATEMENTS

              (Data subsequent to December 31, 1995, is unaudited)


1.  Partnership Organization

            Enex Oil and Gas Income Program I Partners, L.P., Enex Oil & Gas Income Programs II, III, IV, V, VI, Enex Income and Retirement Fund, Enex 88-89 Income and Retirement Fund, and Enex 90-91 Income and Retirement Fund (collectively, the "Partnerships") are limited partnerships which were organized for the purpose of acquiring proved oil and gas properties. Enex Resources Corporation ("ENEX") is the general partner for the Partnerships.

            The financial statements of the Partnerships have been presented as a single entity because of the proposed consolidation explained elsewhere in the Prospectus/Proxy Statement. No adjustments were made to the individual partnership financial statements in combination other than the elimination of interpartnership receivables and payables.

            These statements  combine the financial  statements of the following
Partnerships:


                                                                          Limited
                                                                          Partners'
                                                   Date of                Initial
                                                  Formation             Subscriptions
                                                ---------------------  --------------

Enex  Program I Partners, L.P.                    January 1, 1986        $ 96,814,500

Enex Oil & Gas Income Program II -

  Series 7, L.P.  . . . . . . . . . . . . . . .   July 16, 1985             4,434,757

  Series 8, L.P.  . . . . . . . . . . . . . . .   October 10, 1985          2,931,653

  Series 9, L.P.  . . . . . . . . . . . . . . .   January 9, 1986           1,554,262

  Series 10, L.P.  . . . . . . . . . . . . . .    May 8, 1986               1,958,206

Enex Oil & Gas Income Program III -

  Series 1, L.P.  . . . . . . . . . . . . . . .   August 8, 1986            1,488,778

  Series 2, L.P.  . . . . . . . . . . . . . . .   November 20, 1986         2,135,224

  Series 3, L.P.  . . . . . . . . . . . . . . .   February 10, 1987         3,204,790

  Series 4, L.P.  . . . . . . . . . . . . . . .   May 1, 1987               2,704,880

  Series 5, L.P.  . . . . . . . . . . . . . . .   August 11, 1987           5,398,602

  Series 6, L.P.  . . . . . . . . . . . . . . .   November 12, 1987         3,170,003

  Series 7, L.P.  . . . . . . . . . . . . . . .   February 11, 1988         2,263,383

  Series 8, L.P.  . . . . . . . . . . . . . . .   May 11, 1988              3,598,188

Enex Oil & Gas Income Program IV -

  Series 1, L.P.  . . . . . . . . . . . . . . .   September 8, 1988         3,236,182

  Series 2, L.P.  . . . . . . . . . . . . . . .   December 28, 1988         2,468,972

  Series 4, L.P.  . . . . . . . . . . . . . . .   August 15, 1989           1,260,210

  Series 5, L.P.  . . . . . . . . . . . . . . .   November 9, 1989          2,280,449

  Series 6, L.P.  . . . . . . . . . . . . . . .   February 13, 1990         2,162,887

  Series 7, L.P.  . . . . . . . . . . . . . . .   May 16, 1990              2,510,445


                                      F-15


Enex Oil & Gas Income Program V -

  Series 1, L.P.  . . . . . . . . . . . . . . .    September 11, 1990       2,264,552

  Series 2, L.P.  . . . . . . . . . . . . . . .    November 27, 1990        1,486,190

  Series 3, L.P.  . . . . . . . . . . . . . . .    April 25, 1991           1,010,101

  Series 4, L.P.  . . . . . . . . . . . . . . .    September 6, 1991        1,477,116

  Series 5, L.P.  . . . . . . . . . . . . . . .    April 30, 1992           1,231,732

Enex Income and Retirement Fund -

  Series 1, L.P.  . . . . . . . . . . . . . . .    June 17, 1987            1,367,780

  Series 2, L.P.  . . . . . . . . . . . . . . .    September 15, 1987       1,441,909

  Series 3, L.P.  . . . . . . . . . . . . . . .    December 30, 1987        1,493,792

Enex 88-89 Income and Retirement Fund -

  Series 5, L.P.  . . . . . . . . . . . . . . .    August 28, 1989          1,150,169

  Series 6, L.P.  . . . . . . . . . . . . . . .    November 9, 1989         1,033,402

  Series 7, L.P.  . . . . . . . . . . . . . . .    February 28, 1990        1,544,485

Enex 90-91 Income and Retirement Fund -

  Series 1, L.P.  . . . . . . . . . . . . . . .    September 11, 1990       1,487,600

  Series 2, L.P.  . . . . . . . . . . . . . . .    February 8, 1991         1,010,101

  Series 3, L.P.  . . . . . . . . . . . . . . .    October 4, 1991          1,087,546

Enex Oil & Gas Income  Program VI -

  Series 1, L.P.  . . . . . . . . . . . . . . .    April 29, 1994           1,010,380


            In connection with their formation the Partnerships paid commissions for solicited subscriptions to a subsidiary of ENEX, and reimbursed ENEX for organizational expenses as shown in the accompanying combined financial statements.

            Information relating to the allocation of costs and revenues between ENEX, as general partner, and the limited partners is as follows:

                                                                       LIMITED
                                                               ENEX    PARTNERS
                                                              ------- ---------

Commissions and selling expenses . . . . . . . . . . . . . .    --       100%

Partnership reimbursement of organization expenses . .          --       100%

General and administrative costs . . . . . . . . . . . . . . . 10%        90%

Costs of drilling and completing exploratory and
 development wells . . . . . . . . . . . . . . . . . . . . . . 10%        90%

Revenues from temporary investment of partnership
 capital . . . . . . . . . . . . . . . . . . . . . . . . . . .  --       100%

Property acquisitions . . . . . . . . . . . . . . . . . . . .   --       100%

Revenues from producing properties . . . . . . . . . .         10%       90%

Operating costs (including general and administrative
 costs associated with operating producing properties).        10%        90%


            If, after certain time periods, the aggregate purchase price of the interests in certain programs plus cumulative distributions to the limited partners does not equal limited partner subscriptions (the "Deficiency"), the general partner will forego its 10% share of such Program's net revenues. The foregone net revenues will be allocated to the limited partners until such time as no Deficiency exists. During 1995, the general partner's 10% share of Program I and II net revenues, totaling $72,949, was allocated to the limited partners.

2.   Summary of Significant Accounting Policies

     Oil and Gas Properties

            The Partnerships use the successful efforts method of accounting for their oil and gas operations. Under this method, the costs of all development and successful exploratory wells are capitalized. The costs of unsuccessful exploratory wells are charged to earnings. Capitalized costs are amortized on the units-of-production method based on estimated total proved reserves.

            In accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets, and for Long-Lived Assets to be Disposed of" certain assets are reviewed for impairment whenever events or circumstances indicated the carrying amount may not be recoverable. See Note 8 for further discussion of the impairment provision.

     Organization Costs

            Organization costs are being amortized on a straight-line basis over a five-year period.

     Commissions and Syndications Fees

            Commissions and syndication fees paid to the general partner for solicited subscriptions are charged to partners' capital.

    Cash Flows

            The cash flows are presented using the indirect method with all highly liquid investments with an original maturity of three months or less considered to be cash equivalents.

    Uses of Estimates

            The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

3.    Federal Income Taxes

            The Partnerships are not taxable entities for federal income tax purposes. Such taxes are liabilities of the individual partners and the amounts thereof will vary depending on the individual situation of each partner.
Accordingly, there is no provision for income taxes in the accompanying financial statements.

4.    Payable to the General Partner

            The payable to the general partner primarily consists of general and administrative expenses allocated to the Partnerships by the General Partner.

5.    Repurchase of Limited Partner Interests

            In accordance with each partnership agreement, except for Enex Oil & Gas Income Programs I, V and VI, the general partner is required to purchase limited partner interests (at option of the limited partners) at annual intervals beginning after the second year following the formation of each partnership. The purchase price as specified in each agreement is based primarily on reserve reports prepared by independent petroleum engineers as reduced by a specified risk factor.

6.    Notes Payable

            In 1993, five managed limited partnerships borrowed a total of $438,168 from the General Partner to repay bank debt and finance workover costs. The General Partner received monthly principal payments from the partnerships on the resulting demand notes plus interest at the General Partner's borrowing rate of prime plus three-fourths of one percent on the unpaid principal. In 1994, an additional $39,281 was borrowed by two limited partnerships to finance workover costs. Principal payments of $322,345 were made during 1994. At December 31, 1994, the total outstanding principal balance of the notes was $28,694. The notes were completely repaid in the first half of 1995.

            On December 29, 1994, in order to partially finance the purchase of a property acquisition, Enex Oil & Gas Income Program VI, Series 1, L.P. borrowed a net $60,572 from the Gemeral Partner. The resulting note receivable bears interest at the General Partner's borrowing rate of prime plus three-fourths of one percent, or a weighted average of 9.76% during 1995 and 9.00% in the first quarter of 1996 (9.25% and 9.00% at December 31, 1995 and March 31, 1996, respectively.). Principal payments of $9,484 and $31,049 were made on the note payable in the first quarter of 1996 and the year ended December 31, 1995, respectively.

7.    Litigation

            Enex Program I Partners, L.P. ("Program I") was named as a party to a suit filed by Texas Crude, Inc. ("Texas Crude"). In the suit, Texas Crude sought to recover legal and other fees totaling $600,000. In August 1993, a judgement was granted in favor of Texas Crude for $414,203 plus interest by the 101st Judicial District Court of Texas. During the third quarter of 1993 Program I accrued a liability for $504,350 related to this judgement.

            Program I appealed the verdict and filed a counterclaim for funds that were wrongfully withheld by Texas Crude. In December 1994, the Fifth District Court of Appeals reversed the judgement of the trial court and rendered judgement in favor of Program I. Program I will recover $163,019 from Texas Crude, plus interest. Accordingly, the contingent liability, initially recognized in 1993, was reversed in December 1994 and Program I established a receivable for $254,588.

            Both Program I and Texas Crude have filed Motions for Rehearing, which have been pending for more than a year. The accrued receivable balance at December 31, 1995 was $280,050, including $25,462 of additional interest earned during 1995.

8.    Impairment of Property

            Until 1996, ceiling tests were performed wherein total capitalized costs could not exceed future undiscounted net revenues on a partnership basis. In 1994, noncash write-downs totaling $971,936 were made. The Financial
Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires certain assets to be reviewed for impairment whenever circumstances indicate the carrying amount may not be recoverable on a property by property basis. This SFAS 121 was implemented in the first quarter of 1996 resulting in a total non-cash impairment of $2,315,081 for certain oil and gas properties due to market indications that the carrying amounts were not fully recoverable.

9.    Unaudited Financial Information

     The financial information as of March 31, 1996 and for the three month periods ended March 31, 1996 and 1995 is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

                          Independent Auditors' Report



Enex Resources Corporation

We have audited the accompanying consolidated balance sheet of Enex Resources Corporation and its subsidiaries as of December 31, 1995. This financial statement is the responsibility of Enex Resources Corporation's management. Our responsibility is to express an opinion on this financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provide a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet present fairly, in all material respects, the financial position of Enex Resources Corporation and its subsidiaries at December 31, 1995, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE, LLP


Houston, Texas
March 18, 1996

ENEX RESOURCES CORPORATION
CONSOLIDATED BALANCE SHEETS
- -------------------------------------------------------------------------------

                                                          MARCH 31,      DECEMBER 31,
ASSETS                                                      1996               1995
                                                      ---------------  -------------
                                                         (Unaudited)
CURRENT ASSETS:
  Cash and certificates of deposit                    $      178,862   $    806,196
  Accounts receivable:
    Managed limited partnerships                             763,260        756,741
    Oil and gas sales                                        769,531        684,609
    Joint owner                                              171,567        325,816
   Receivable from property sales                                  -        123,202
   Other accounts receivable                               1,293,437      1,298,698
  Notes receivable from managed limited
    partnerships                                              20,039         29,523
  Federal income tax receivable                               98,614         98,614
  Prepaid expenses & other current assets                    425,481        505,206
  Deferred tax asset - current portion                       109,706        112,174
                                                      ---------------  -------------

Total current assets                                       3,830,497      4,740,779
                                                      ---------------  -------------

PROPERTY:
  Oil & gas properties (Successful efforts
     accounting method)  Proved mineral
     interests and related equipment & facilities:
    Direct ownership                                       7,219,786      8,134,074
    Derived from investment in managed
     limited partnerships                                  5,869,775      6,707,824
  Furniture, fixtures and other (at cost)                    342,835        341,507
                                                      ---------------  -------------

Total property                                            13,432,396     15,183,405
                                                      ---------------  -------------

Less accumulated depreciation,
  depletion and amortization                               6,851,998      5,602,987
                                                      ---------------  -------------

Property, net                                              6,580,398      9,580,418
                                                      ---------------  -------------

OTHER ASSETS:
  Receivable from managed limited
   partnerships for start-up costs                         1,770,496      2,171,636
  Deferred tax asset                                         565,326        536,256
  Deferred organization expenses and other                     6,894          8,233
                                                      ---------------  -------------

Total other assets                                         2,342,716      2,716,125
                                                      ---------------  -------------

TOTAL                                                 $   12,753,611   $ 17,037,322
                                                      ===============  =============



See accompanying notes to consolidated financial statements.
- ------------------------------------------------------------------------------

ENEX RESOURCES CORPORATION
CONSOLIDATED BALANCE SHEETS

                                                            MARCH 31,       DECEMBER 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                          1996             1995
                                                          (Unaudited)
CURRENT LIABILITIES:
   Accounts payable                                   $       246,650       $  725,110
   Current portion of long-term debt                          145,000          850,000

Total current liabilities                                     391,650        1,575,110


COMMITMENTS AND
CONTINGENT LIABILITIES

TOTAL LIABILITIES                                             391,650        1,575,110

STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value;
   $5,000,000 shares authorized;
    no shares issued
Common stock, $.05 par value;
    10,000,000 shares authorized;
    1,676,342 shares issued at March 31, 1996 and
    1,642,859 shares issued at December 31, 1995               83,817           82,143
Additional paid-in capital                                 10,077,611        9,944,967
Retained earnings                                           3,741,159        7,041,773
Less cost of treasury stock;
 302,186 shares at March 31, 1996 and
 315,136 shares at December 31, 1995                       (1,540,626)      (1,606,671)

TOTAL STOCKHOLDERS' EQUITY                                 12,361,961       15,462,212

TOTAL                                                  $   12,753,611     $ 17,037,322




See accompanying notes to consolidated financial statements.

                           ENEX RESOURCES CORPORATION

                      NOTES TO CONSOLIDATED BALANCE SHEETS
               (Data subsequent to December 31, 1995 is unaudited)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            General - Enex Resources Corporation (the "Company") acquires interests in producing oil and gas properties and manages investment limited partnerships. As of March 31, 1996, the Company served as managing general partner for the 41 publicly offered limited partnerships of Enex Program I Partners, L.P., Enex Oil & Gas Income Programs II, III, IV, V, VI, Enex Income and Retirement Fund, Enex 88-89 Income and Retirement Fund, and Enex 90-91 Income and Retirement Fund (collectively, the "Partnerships"). The Partnerships own $156 million, at cost, of proved oil and gas properties in which the Company normally has a 10% interest as the general partner in addition to its proportional interest as a limited partner of approximately 4% to 53%. Accumulated depreciation and depletion for such oil and gas properties at March 31, 1996 was $141 million.

            In addition to Partnership activities, the Company owns interests in 378 productive oil and gas wells for its own account, and is the operator of 161 wells. The total properties managed for its own account and the Partnerships include interests in more than 12,000 producing wells in 14 states.

            Principles of Consolidation - The accompanying consolidated balance sheets include the accounts of the Company, its wholly-owned subsidiaries, ENEX Securities Corporation and Gulf-Tex Maintenance Corporation and the Company's pro-rata share of the assets and liabilities of the managed limited partnerships in which it participates as the general partner. All intercompany balances and transactions have been eliminated in consolidation.

            Uses of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

            Oil and Gas Properties - The Company uses the successful efforts method of accounting for its oil and gas operations. Under this method, the costs of all development wells are capitalized. The costs of unsuccessful exploratory wells are charged to earnings. Capitalized costs are amortized on the units-of- production method based on production and estimated total proved reserves. The Company has not capitalized any internal costs into property. Until 1996, ceiling tests were performed wherein total capitalized costs could not exceed future undiscounted net revenues on a company-wide basis.

            The Financial Accounting Standards Board has issued Statement of Financial Accounting Standard ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires certain assets to be reviewed for impairment whenever events or circumstances indicate the carrying amount may not be recoverable. This standard requires the evaluation of oil and gas assets on an individual property basis versus a company-wide basis. In the first quarter of 1996, the Company implemented SFAS 121 and recognized a non-cash impairment provision of $3,581,603 for certain oil and gas properties and other assets.

            Furniture, Fixtures and Other - The Company records expenditures for furniture and fixtures at cost. Expenditures for improvements are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred. The Company provides for depreciation of its furniture, fixtures and other equipment using the straight-line method over an estimated useful life not to exceed five years.

     Deferred Organization Expenses - The Company's pro rata share of the organization costs of the managed limited partnerships is being amortized on a straight-line basis over a five-year period.

     Unaudited financial information - The financial information as of March 31, 1996 and for the three month periods ended March 31, 1996 and 1995 is unaudited; however, such information reflects all adjustments (consisting soley of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

     Managed Limited Partnerships - The Company serves as the general partner to the Partnerships and also participates as a limited partner to the extent of limited partnership interests purchased directly by the Company.

     The Company is entitled as general partner to 10% of the partnerships' production revenues less 10% of partnership expenses, other than costs of acquiring partnership properties. In most instances, at such time as the limited partners receive distributions in total equal to their aggregate subscriptions, the Company is entitled to 15% of such net revenues. However, upon consolidation the Company has elected to forego this 5 percent increase in its share of participating partnerships' revenue. The Company recognizes its share of these net revenues as they are sold.

     If, after certain time periods, the aggregate purchase price of the interests in certain programs plus cumulative distributions to the limited partners does not equal limited partner subscriptions (the "Deficiency"), the general partner will forego its 10% share of such Program's net revenues. The foregone net revenues will be allocated to the limited partners until such time as no Deficiency exists. During 1995, the general partner's 10% share of Program I and II net revenues, totaling $72,949, was allocated to the limited partners.

     In addition to the above, the Company is reimbursed for direct expenditures made on behalf of the partnership operations.


2.  COSTS REIMBURSABLE BY MANAGED LIMITED PARTNERSHIPS

     During the start-up phase of partnership operations, certain general and administrative costs are incurred by the Company on behalf of the partnerships. These start-up costs are allocated to the newly formed partnerships with remaining unspent acquisition funds and are reimbursed to the Company over a period generally not to exceed five years.

3.  DEBT

     The long-term debt at December 31, 1995 consisted of a $850,000 loan from a bank under a $2.8 million revolving line of credit collaterized by substantially all of the assets of the Company. At March 31, 1996, the bank loan balance was $145,000. The bank loan bore interest at an average rate of 9.63% in 1995. The bank loan bears interest at a rate of prime plus three-quarters of one percent (3/4%) or an average rate of 9.29% and 9.63% in the first quarter of 1996 and during 1995, respectively. Principal payments of $705,000 were made in the first quarter of 1996. The debt was completely repaid in May, 1996.

4.  NOTES RECEIVABLE FROM MANAGED LIMITED PARTNERSHIPS

     On December 29, 1994, in order to partially finance the purchase of a property acquisition Enex Oil & Gas Income Program VI, Series I, L.P. borrowed a net $60,572 from the Company. The resulting note receivable bears interest at the Company's borrowing rate of prime plus three-fourths of one percent, or a weighted average of 9.76% during 1995 (9.25% at both December 31, 1994 and 1995.). Principal payments of $9,484 and $31,049 were received on the note receivable in 1996 and 1995, respectively.

5.  INCOME TAXES

            Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The tax effects of significant items comprising the Company's net deferred tax asset as of March 31, 1996 and December 31, 1995 were as follows:

                                                         March 31, 1996       December 31, 1995
                                                        ----------------     ------------------


Difference between tax and book net property basis        $   432,729        $       4,613

Difference between basis in managed limited
partnerships for financial reporting purposes and
income tax purposes                                         4,308,259             3,796,403

Intangible drilling costs which remain capitalized
for  financial  reporting
purposes which were deducted
for federal income tax purposes                               (77,928)              (74,483)

Net operating loss carryforward
 (expires 2009-2010)                                          602,248               478,565

Timing difference from lawsuit contingency                    (50,683)              (50,683)

Other, net                                                     61,999                     -
                                                             -----------        ---------------

Gross deferred tax asset                                    5,276,624             4,154,415

Valuation allowance                                        (4,601,592)           (3,505,985)
                                                            ------------        ---------------

Net deferred tax asset recognized                         $    675,032          $   648,430
                                                          ==============        ===============

            The valuation allowance reserves the net deferred tax asset due to uncertainties inherent in the oil and gas market.

6.  COMMON STOCK OPTIONS

            The Company has an incentive stock option plan and a nonqualified stock option plan, which authorize the issuance of options to purchase up to 362,000 shares of common stock to directors, officers and key employees. The Company has also granted options not covered by a plan. The options expire at various dates through 2003 and are exercisable at prices ranging from $3 - $8 per share. The exercise price of any options granted may not be less than the fair market value of the Company's stock at the date of the grant. The following table summarizes the Company's stock option activity for the years ended December 31, 1995 and 1994 and the three months ended March 31, 1996.


                                  Three Months                 Year Ended December 31,
                                      Ended
                                  March 31, 1996                1995                 1994
                                  --------------         -----------------   -------------------
                                   Number     Average     Number   Average    Number     Average
                                  of shares    price    of shares   price    of shares    price
                                ------------------------------------------------------------------

Outstanding, beginning of year     194,000   $   4.81     209,000  $  4.69    237,000    $  4.52

Exercised                         (22,500)       4.36    (15,000)     3.10   (28,000)       3.26
                                ------------------------------------------------------------------

Outstanding, end of year           171,500    $  4.86     194,000  $  4.81    209,000    $  4.69
                                ==================================================================

            On May 19, 1992, the Company's shareholders approved the Enex Resources Corporation Employee Stock Purchase Program (the "SPP"). All full-time employees, officers and directors are eligible for participation in the SPP, which provides for the monthly contribution of shares of the Company's common stock equal to 50% of a participant's open market purchases of the Company's common stock for the preceding month (the "Stock Contribution"). The Stock Contribution is limited to a maximum of 2,500 shares per participant per SPP year. Each Stock Contribution, although immediately vested, is held in escrow for a six month holding period prior to its distribution to the participant. This plan was discontinued in 1996.

            In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), which sets forth accounting and disclosure requirements for stock based compensation arrangements. As allowed by SFAS 123, the Company has elected an option which will have no effect on the Company's financial condition or results of operations when it is implemented.

7.  LEASE COMMITMENTS

The Company is the lessee under noncancelable operating leases for office space and equipment. The following is a schedule of the Company's remaining future rental requirements under the leases as of December 31, 1995:

             1996                       $ 213,558
             1997                         176,109
             1998                          13,368
             1999                           8,912
                                          --------

             Total payments required    $ 411,947
                                          --------


8.  LITIGATION SETTLEMENTS

             The Company and one of its managed limited partnerships, Enex Program I Partners, L.P. ("Program I"), in which the Company owns general and limited partnership interests, were named as parties to a lawsuit filed by Texas Crude, Inc. ("Texas Crude"). Texas Crude sought to recover legal and other fees totaling $600,000. In August 1993, a judgement was granted in favor of Texas Crude for $414,203, plus interest by the 101st Judicial District Court of Texas. During the third quarter of 1993 Program I accrued a liability for $504,350 related to this judgement, of which $243,274 was the Company's share.

             The Company appealed the verdict and filed a counterclaim for funds that were wrongfully withheld by Texas Crude. In December 1994, the Fifth District Court of Appeals reversed the judgement of the trial court and rendered judgement in favor of the Company and Program I. Accordingly, the contingent liability, initially recognized in 1993, was reversed in 1994 and Program I established a receivable for $254,588, of which the Company's share is $133,180.

Both Program I and Texas Crude have filed Motions for Rehearing, which have been pending for more than a year. The accrued receivable balance at December 31, 1995 was $280,050, including $25,462 of additional interest earned during 1995.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

             The Company is committed to offer to repurchase the limited partners' interests in its managed limited partnerships formed under the Programs (except for Programs I,V and VI) at annual intervals. The purchase price is based primarily on reserve reports prepared by independent petroleum engineers, reduced by a risk factor. During the first quarter of 1996 and the year ended December 31, 1995 and 1994, the Company paid cash to repurchase limited partner interests as follows:

                                        1996          1995             1994
                                        --------     ---------     -----------

Program I                             $ 15,000    $   43,409     $   750,019

Program II                               2,752        23,607         130,441

Program III                             22,376         8,544          66,061

Program IV                              13,701         7,847          98,351

Program V                                1,657        13,875          63,730

Program VI                               1,705           393           7,222

Income and Retirement Fund                   -        12,232          73,264

88-89 Income and Retirement Fund         6,938         5,987          43,022

90-91 Income and Retirement Fund             -        10,653          39,267
                                        --------     ---------     -----------

TOTAL                                 $ 64,129    $  126,547     $ 1,271,377
                                        ========     =========     ===========

             As general partner, the Company is contingently liable for all debts and actions of the managed limited partnerships. However, in management's opinion, the existing assets of the limited partnerships are sufficient to satisfy any such partnership indebtedness.

             The Company has an employment agreement with its founder and President, Gerald B. Eckley. The agreement, which was amended on May 19, 1992, provides that Mr. Eckley will be paid a minimum salary of $240,000 per year for a five year term. As long as Mr. Eckley is employed by the Company, the agreement will be automatically extended every May 19th for an additional year. The agreement provides for compensation continuation benefits in the event of Mr. Eckley's death or disability. If Mr. Eckley terminates the agreement following a change of control of the Company or because of a breach of the material provisions of the agreement or because performance of his duties becomes hazardous to his health, he will remain entitled to the full base compensation then in effect as severance pay until the normal expiration of the agreement.

                           ENEX RESOURCES CORPORATION

                      SUPPLEMENTARY OIL AND GAS INFORMATION

Capitalized Costs

             The following presents the Company's capitalized costs at December 31, 1995 relating to its oil and gas activities.:


Proved mineral interest and related equipment and facilities . . . $14,841,898

Accumulated depreciation, depletion and amortization . . . . . . .   5,319,460



Proved Oil and Gas Reserve Quantities (Unaudited)

             The following presents an estimate of the Company's proved oil and gas reserve quantities. Oil reserves are stated in barrels and natural gas in thousand cubic feet (Mcf). All of the Company's reserves are located within the United States.

                                                         Oil        Natural Gas
                                                       ---------   -------------

                                                       (Barrels)     (Mcf)

PROVED DEVELOPED AND UNDEVELOPED RESERVES

January 1, 1995                                         971,209     9,330,481

        Revisions of previous estimates . . . . . . .    (3,773)      806,043

        Purchases of minerals in place . . . . . . .     33,552       774,475

        Sales of minerals in place . . . . . . . . .     (6,708)     (371,884)

        Production . . . . . . . . . . . . . . . . .   (172,306)   (1,341,540)
                                                       ---------   -------------

December 31, 1995                                       821,974     9,197,575
                                                       =========   =============



PROVED DEVELOPED RESERVES:

January 1, 1995                                         877,659     9,174,506
                                                       =========   =============

December 31, 1995                                       723,934     9,034,234
                                                       =========   =============


                           ENEX RESOURCES CORPORATION

                      SUPPLEMENTARY OIL AND GAS INFORMATION

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves at December 31, 1995 (Unaudited)

             The following presents the Company's standardized measure of discounted future net cash flows as of December 31:

                                                      1995
                                                  ---------------

Future cash inflows                             $  33,355,412

Future production and development costs            (13,801,763)
                                                  ---------------

Future net cash flows before income taxes          19,553,649

10% annual discount                                (7,157,636)
                                                  ---------------

Discounted future net cash flows before
income taxes                                       12,396,013

Future income taxes, net of 10% annual
discount                                           -
                                                  ---------------

Standardized measure of future discounted
net cash flows of proved  oil and gas
reserves                                        $   12,396,013
                                                  ===============

             The future net cash flows were computed using year-end prices and costs and year-end statutory tax rates that relate to proved oil and gas reserves in which the Company has an interest.

             In addition to the above presented oil and gas reserves, the Company also has interests in certain gas processing plants and gas gathering systems. The total estimated future production of plant products is 176,699 barrels. The discounted future net cash flows (net of estimated future income taxes) relating to the Company's interests in these facilities are estimated to be approximately $407,136.

             This valuation procedure does not purport to represent the fair market value of the Company's oil and gas properties. An estimate of fair market value would also take into account, among other factors, anticipated changes in future prices of oil and gas and related development and production costs and the likelihood of future recoveries of oil and gas quantities different form the current estimate of proved reserves.



                               TABLE 1                                   APPENDIX A

        GENERAL INFORMATION REGARDING PARTNERSHIPS
                                                                                          Number of
                                                              Jurisdiction   Investments  Limited
        Partnership                                Abbreviated     of        by Limited   Partners at
                                                       Name    Organization   Partners      3/31/96
Enex Program I Partners, L.P.                           100     New Jersey $96,814,500      4,734

Enex Oil & Gas Income Program II-7, L.P.                207     Texas       $4,434,757        443
Enex Oil & Gas Income Program II-8, L.P.                208     Texas       $2,931,653      1,299
Enex Oil & Gas Income Program II-9, L.P.                209     Texas       $1,554,262      1,236
Enex Oil & Gas Income Program II-10, L.P.               210     Texas       $1,958,206      1,364

Enex Oil & Gas Income Program III- Series 1, L.P.       301     New Jersey  $1,488,778        940
Enex Oil & Gas Income Program III- Series 2, L.P.       302     New Jersey  $2,135,224      1,195
Enex Oil & Gas Income Program III- Series 3, L.P.       303     New Jersey  $3,204,790      1,172
Enex Oil & Gas Income Program III- Series 4, L.P.       304     New Jersey  $2,704,880        395
Enex Oil & Gas Income Program III- Series 5, L.P.       305     New Jersey  $5,398,602      1,768
Enex Oil & Gas Income Program III- Series 6, L.P.       306     New Jersey  $3,170,003      1,468
Enex Oil & Gas Income Program III- Series 7, L.P.       307     New Jersey  $2,263,383      1,377
Enex Oil & Gas Income Program III- Series 8, L.P.       308     New Jersey  $3,598,188      1,549

Enex Oil & Gas Income Program IV- Series 1, L.P.        401     New Jersey  $3,236,182      1,363
Enex Oil & Gas Income Program IV- Series 2, L.P.        402     New Jersey  $2,468,972      1,400
Enex Oil & Gas Income Program IV- Series 4, L.P.        404     New Jersey  $1,260,210        431
Enex Oil & Gas Income Program IV- Series 5, L.P.        405     New Jersey  $2,280,449        824
Enex Oil & Gas Income Program IV- Series 6, L.P.        406     New Jersey  $2,162,887        723
Enex Oil & Gas Income Program IV- Series 7, L.P.        407     New Jersey  $2,510,445        807

Enex Oil & Gas Income Program V- Series 1, L.P.         051     New Jersey  $2,264,552        448
Enex Oil & Gas Income Program V- Series 2, L.P.         052     New Jersey  $1,486,190        569
Enex Oil & Gas Income Program V- Series 3, L.P.         053     New Jersey  $1,010,101        710
Enex Oil & Gas Income Program V- Series 4, L.P.         054     New Jersey  $1,477,116        364
Enex Oil & Gas Income Program V- Series 5, L.P.         055     New Jersey  $1,231,732        523

Enex Oil & Gas Income Program VI- Series 1, L.P.        601     New Jersey  $1,010,380        427

Enex Income and Retirement Fund -  Series 1, L.P.       501     New Jersey  $1,367,780        189
Enex Income and Retirement Fund -  Series 2, L.P.       502     New Jersey  $1,441,909        152
Enex Income and Retirement Fund -  Series 3, L.P.       503     New Jersey  $1,493,792        143

Enex 88-89 Income and Retirement Fund -  Series 5, L.P. 525     New Jersey  $1,150,169        208
Enex 88-89 Income and Retirement Fund -  Series 6, L.P. 526     New Jersey  $1,033,402        204
Enex 88-89 Income and Retirement Fund -  Series 7, L.P. 527     New Jersey  $1,544,485        250

Enex 90-91 Income and Retirement Fund -  Series 1, L.P. 531     New Jersey  $1,487,600        278
Enex 90-91 Income and Retirement Fund -  Series 2, L.P. 532     New Jersey  $1,010,101        218
Enex 90-91 Income and Retirement Fund -  Series 3, L.P. 533     New Jersey  $1,087,546        228

                                     TABLE 2

             NET REVENUES AND CASH DISTIBUTIONS TO LIMITED PARTNERS
               Cumulative from inception through March 31, 1996

The following tables summarize for each of the partnerships the limited partner's (including the General Partner with respect to limited partnerships interests it owns) operating results through March 31, 1996 and during the three months then ended.

                                                                                            Cumulative   Cumulative
                                                                                Cumulative   Change in    Cash Flow
                         Cumulative      Cumulative   Cumulative  Cumulative   Net Revenues  Operating   Provided by
            Cumulative   Operating     Administrative   Direct   Interest Exp.     From      Assets &     Operating    Cumulative
Partnership* Revenues      Costs           Costs         Costs   & Other Costs  Operations  Liabilities  Activities  Distributions
- -----------  --------      -----           -----         -----   -------------  ----------  -----------  ----------  -------------

    100    $109,569,902   $30,958,658  $11,234,175  $2,129,393   $5,974,061     $59,273,615   $324,637  $59,598,252 $49,869,262

    207       5,487,575     1,363,811      618,245      88,384          650       3,416,485     17,458    3,433,943   2,695,799
    208       3,798,449       996,012      540,382      94,134          101       2,167,820     86,602    2,254,422   1,821,270
    209       2,011,603       563,508      457,257      85,349           50         905,439    127,159    1,032,598     962,384
    210       2,492,382       711,767      481,026      87,611           72       1,211,906    131,611    1,343,517   1,170,322

    301       2,470,094     1,224,358      447,097      89,578       36,630         672,431    283,763      956,194     679,569
    302       3,518,431     1,758,100      436,062      95,022       48,254       1,180,993    356,590    1,537,583     945,473
    303       3,862,876     1,179,322      530,755      90,841       25,679       2,036,279    139,797    2,176,076   1,721,071
    304       3,266,368     1,260,351      422,659      64,364        4,834       1,514,160    178,571    1,692,731   1,442,363
    305       6,100,356     2,080,729      524,850     107,515        6,632       3,380,630    165,385    3,546,015   3,034,550
    306       4,789,760     1,762,162      496,198     100,855       24,360       2,406,185    134,796    2,540,981   1,937,911
    307       3,305,846     1,254,403      404,689      85,301       15,578       1,545,875    142,655    1,688,530   1,330,435
    308       4,317,042     1,517,756      418,042     111,522       27,852       2,241,870    122,351    2,364,221   1,846,853

    401       3,099,298       840,725      363,052      81,040       26,442       1,788,039     82,540    1,870,579   1,405,125
    402       2,474,893       694,098      334,644      71,850       23,178       1,351,123     36,756    1,387,879   1,006,121
    404         931,380       245,519      271,748      40,035        1,851         372,227     74,382      446,609     388,586
    405       2,687,568     1,452,456      266,738      48,183        1,853         918,338     (1,211)     917,127     696,823
    406       1,665,496       635,673      245,066      30,648          620         753,489     21,963      775,452     656,079
    407       2,549,069     1,074,758      328,270      41,910        1,804       1,102,327     33,449    1,135,776     948,253

    051       2,543,228     1,260,638      285,505      30,698        1,182         965,205     14,815      980,020     770,948
    052       1,196,935       426,647      231,543      32,428        2,324         503,993     87,116      591,109     516,904
    053         895,047       357,954      199,389      25,815            -         311,889     45,696      357,585     306,476
    054       3,738,741     2,517,528      215,793      16,708        1,360         987,352    (58,233)     929,119     755,109
    055       1,658,890       693,605      252,944      12,175            -         700,166    (42,184)     657,982     555,541

    601         588,170       322,769       77,774      21,444        9,970         156,213    120,329      276,542      75,764

    501       1,154,935        40,692      308,417      61,004          451         744,371    129,397      873,768     851,063
    502       1,551,152        70,471      327,224      46,753        2,413       1,104,291      5,232    1,109,523   1,093,659
    503       1,566,614        65,652      317,252      45,058        1,874       1,136,778     57,952    1,194,730   1,166,521

    525         515,637        20,201      171,538      24,149        1,683         298,066     42,796      340,862     339,731
    526         437,132        38,265      167,903      23,020        1,164         206,780     77,171      283,951     278,719
    527         844,221        93,919      189,484      19,279        1,749         539,790     18,979      558,769     557,252

    531         898,014        93,807      176,918      27,301            -         599,988     28,493      628,481     595,959
    532         514,659             1      172,099      20,282            -         322,277     46,276      368,553     360,214
    533         760,228           750      147,737      20,839            -         590,902    (72,511)     518,391     495,090


* See Table 1 for a list of the full names of the Partnerships.

                                    TABLE 2b

             NET REVENUES AND CASH DISTIBUTIONS TO LIMITED PARTNERS
                   From January 1, 1996 through March 31, 1996


                                     Interest  Net     Change in    Cash Flow
              Operat- Adminis-         Exp. & Revenues Operating    provided by
Part           ing    trative  Direct  Other   From    Assets &     operating
ner Revenues  Costs   Costs    Costs   Costs OperationsLiabilities  activities Distributions
ship*
100$852,156 $399,291 $224,603 $24,531     $0  $203,731 $220,971     $424,702     $382,158

207 114,362   24,617   11,171   2,472      0    76,102  (46,981)      29,121       19,366
208  87,546   18,844    9,761   1,821      0    57,120  (34,384)      22,736       15,267
209  52,179   11,233    7,913   1,275      0    31,758  (20,495)      11,263        6,813
210  65,790   14,162    8,618   1,460      0    41,550  (26,432)      15,118        9,506

301  33,755   12,410    6,034   1,038      0    14,273  (10,883)       3,390            0
302  48,321   17,802    7,091   1,226      0    22,202  (17,350)       4,852            0
303  80,921   20,916    7,787   1,669      0    50,549  (28,558)      21,991       14,593
304  29,847   22,215    5,641     720      0     1,271     (722)         549            0
305  83,269   53,256    9,661   1,537      0    18,815  (19,042)        (227)           0
306  89,367   52,413   10,114   1,477   (590)   25,953  (35,727)      (9,774)           0
307  62,346   37,073    8,392   1,292   (354)   15,943  (22,156)      (6,213)           0
308  86,188   45,961    7,545   1,599 (1,268)   32,351  (53,667)     (21,316)           0

401  54,042   19,750    5,766     353 (2,006)   30,179  (64,356)     (34,177)           0
402  47,363   16,143    4,859     184 (1,681)   27,858  (55,188)     (27,330)           0
404  25,564    6,101    4,496     887      0    14,080  (12,425)       1,655            0
405  67,160   37,847    4,526     742      0    24,045  (17,441)       6,604        5,813
406  38,143   16,423    4,798     181      0    16,741  (11,345)       5,396        5,397
407  79,447   42,600    9,639     494   (959)   27,673   38,977       66,650       15,496

051  86,428   53,580    8,929     553   (842)   24,208   27,458       51,666        8,508
052  38,448   17,685    6,782     519   (538)   14,000       18       14,018        5,132
053  36,191   16,614    6,420     466      0    12,691     (132)      12,559        4,168
054 211,460  129,002   10,260     227      0    71,971  (22,022)      49,949       49,949
055  96,858   46,800   13,342     167      0    36,549   (7,244)      29,305       40,564

601  83,918   46,081    6,311   1,350    304    29,872  (11,079)      18,793       2,677

501  14,449      603    6,750      23      0     7,073   (7,073)           0           0
502  19,065    1,090    7,446     (96)     0    10,625  (10,625)           0           0
503  25,558    1,134    7,686     (41)     0    16,779  (16,779)           0           0

525   9,914      300    2,743     346      0     6,525   (6,524)           1           0
526  10,984      696    2,803     323      0     7,162   (7,162)           0           0
527  28,264    2,153    3,739     237      0    22,135  (11,227)      10,908      10,908

531  34,816    2,348    3,220    (104)     0    29,352  (15,335)      14,017      14,017
532  19,551        0    5,761     (18)     0    13,808   (7,654)       6,154       6,728
533  61,719        0    9,900     233      0    51,586  (32,519)      19,067      19,067


* See Table 1 for a list of the full names of the Partnerships.

                                     TABLE 3

              NET REVENUES AND CASH DISTIBUTIONS TO GENERAL PARTNER
                Cumulative from inception through March 31, 1996

The following tables summarize for each of the partnerships, the general partner's operating reults through
March 31, 1996 and during the three months then ended.



                              Cumula-                                      Cumulative   Cumulative
                                tive                           Cumulative  Change in    Cash Flow
Part             Cumulative   Admini-  Cumulative Cumulative   NetRevenues Operating   Provided by
 nerCumulative   Operating   strative   Direct   Interest Exp.    From      Assets &    Operating    Cumulative
ship*Revenues      Costs      Costs     Costs   & Other Costs   Operations Liabilities  Activities   Distributions
- ---- --------      -----      -----     -----   -------------   ---------- -----------   ----------  -------------

100 $11,041,533 $3,130,240  $1,085,076 $204,828    $661,258    $5,960,131   ($997,542) $4,962,589    $4,960,474

207     408,613    115,059      58,302    7,928      (1,044)      228,368     (37,630)    190,738       190,209
208     289,909     82,742      51,190    8,081        (817)      148,713     (26,277)    122,436       121,699
209     155,874     46,082      43,713    7,201     (15,758)       74,636     (28,069)     46,567        46,360
210     196,614     58,092      45,444    7,326     (10,455)       96,207     (27,800)     68,407        68,028

301     261,818    136,040      49,678    9,953     (14,460)       80,607     (45,610)     34,997        34,973
302     375,830    195,344      48,451   10,558        (161)      121,638     (51,834)     69,804        69,764
303     417,471    131,036      58,973   10,093         316       217,053     (36,153)    180,900       180,792
304     340,321    140,039      46,962    7,152         476       145,692     (11,476)    134,216       134,612
305     633,512    231,192      58,317   11,946         737       331,320     (29,568)    301,752       306,610
306     501,869    195,796      55,133   11,206       2,707       237,027     (57,882)    179,145       185,283
307     355,239    139,379      44,966    9,478       1,731       159,685     (32,883)    126,802       131,166
308     459,752    168,640      46,449   12,391       3,095       229,177     (47,604)    181,573       183,796

401     327,985     93,414      40,339    9,004       2,938       182,290     (45,316)    136,974       137,213
402     265,656     77,123      37,183    7,983       2,575       140,792     (37,079)    103,713       103,916
404      98,452     27,280      30,194    4,448      (1,825)       38,355      (7,278)     31,077        30,992
405     293,364    161,385      29,638    5,354        (139)       97,126     (27,810)     69,316        69,275
406     183,460     70,631      27,230    3,405          69        82,125     (14,839)     67,286        67,292
407     269,129    119,417      36,474    4,657         200       108,381     (20,051)     88,330        88,440

051     274,214    140,071      31,723    3,411         131        98,878     (22,623)     76,255        76,348
052     129,207     47,405      25,727    3,603         258        52,214      (4,779)     47,435        47,491
053      99,338     39,773      22,154    2,868           -        34,543      (4,585)     29,958        29,956
054     412,018    279,725      23,977    1,857         151       106,308     (27,427)     78,881        78,879
055     182,215     77,068      28,105    1,353           -        75,689     (17,892)     57,797        57,799

601      64,337     35,863       8,642    2,383       1,108        16,341     (13,770)      2,571         4,155

501     116,945      4,521      34,269    6,778       4,135        67,242     (10,148)     57,094        65,925
502     160,267      7,830      36,358    5,195       4,019       106,865      (8,792)     98,073       104,541
503     164,064      7,295      35,250    5,006         (98)      116,611      (4,986)    111,625       111,624

525      51,090      2,245      19,060    2,683      (1,143)       28,245      (5,783)     22,462        22,462
526      43,358      4,252      18,656    2,558        (341)       18,233      (5,517)     12,716        12,717
527      85,033     10,436      21,054    2,142         194        51,207      (8,541)     42,666        42,667

531      95,832     10,423      19,658    3,033           -        62,718      (8,149)     54,569        54,568
532      55,692          0      19,122    2,254           -        34,316      (2,681)     31,635        31,635
533      81,729         83      16,415    2,315           -        62,916     (13,402)     49,514        49,514

* See Table 1 for a list of the full names of the Partnerships.
                                       A-4

                                        TABLE 3b

              NET REVENUES AND CASH DISTIBUTIONS TO GENERAL PARTNER
                   From January 1, 1996 through March 31, 1996



                                     Interest  Net   Change in     Cash Flow
Part-                 Admini-         Exp. & Revenues Operating    Provided by
ner-        Operating stative Direct  Other   From    Assets &     Operating   Distri-
ship*Revenues  Costs   Costs   Costs   Costs Operations Liabilities  Activities butions

100     -       -       -       -       -       -       -               -       -

207     -       -       -       -       -       -       -               -       -
208     -       -       -       -       -       -       -               -       -
209     -       -       -       -       -       -       -               -       -
210     -       -       -       -       -       -       -               -       -

301    $3,751  $1,378  $670    $115     -    $1,588  ($1,588)           -       -
302     5,369   1,978   788     136     -     2,467   (2,465)           -       -
303     8,991   2,324   865     185     -     5,617   (3,997)       $1,620    $1,620
304     3,316   2,468   627      80     -       141     (141)            0         0
305     9,252   5,917 1,074     171     -     2,090   (2,091)           (1)        0
306     9,930   5,824 1,124     164     (66)  2,884   (2,885)           (1)        0
307     6,927   4,121   932     144     (39)  1,769   (1,768)            1         0
308     9,577   5,108   838     178    (141)  3,594   (3,593)            1         0

401     6,005   2,196   641     39     (223)  3,352   (3,352)            0         0
402     5,263   1,794   540     19     (187)  3,097   (3,096)            1         0
404     2,841     678   500     97      -     1,566   (1,564)            2         0
405     7,462   4,206   503     81      -     2,672   (2,024)          648       648
406     4,238   1,825   533     19      -     1,861   (1,261)          600       600
407     8,828   4,733 1,071     54     (107)  3,077   (1,355)        1,722     1,722

051     9,603   5,954   992     62      (94)  2,689   (1,744)          945       945
052     4,272   1,966   754     58      (60)  1,554     (984)          570       570
053     4,021   1,846   713     52      -     1,410     (946)          464       464
054    23,496  14,334 1,140     25      -     7,997   (2,448)        5,549     5,549
055    10,947   5,200 1,482     19      -     4,246      261         4,507     4,507

601     9,324   5,121   701    150       34   3,318   (3,020)          298       298

501     1,605      67   750      3      -       785     (785)            0         0
502     2,118     121   827    (11)     -     1,181   (1,180)            1         0
503     2,840     126   854     (4)     -     1,864   (1,864)            0         0

525     1,102      34   305     38      -       725     (725)            0         0
526     1,220      77   312     36      -       795     (795)            0         0
527     3,141     239   415     26      -     2,461   (1,247)        1,214     1,214

531     3,869     261   358    (11)     -     3,261   (1,704)        1,557     1,557
532     2,172       - 1,289   (112)     -       995     (848)          147       750
533     6,858       - 1,100     26      -     5,732   (3,613)        2,119     2,119

* See Table 1 for a list of the full names of the Partnerships.
                                       A-5

                                     TABLE 4

               ESTIMATED FUTURE NET REVENUES AND PRESENT VALUE OF
         FUTURE NET REVENUES TO LIMITED PARTNERS AS OF DECEMBER 31, 1995

        Estimated Future Net Revenues(1)   Present Value of Future Net Revenues
        ---------------------------------  ------------------------------------
            Proved           Total             Proved             Total
       Developed Reserves Proved Reserves  Developed Reserves  Proved Reserves
       ------------------ ---------------- -----------------------------------
  Part-          Per $500         Per $500        Per $500           Per $500   Weighted
  ner-            Invest-          Invest-         Invest-           Invest-  Average Prices
  ship*   Total    ment  Total     ment    Total     ment   Total     ment    Oil        Gas
   100$11,526,471  $60 $11,526,471  $60 $6,727,191  $35  $6,727,191   $35    $19.09     $2.10

   207  1,914,856  216  1,914,856   216  1,198,895  135   1,198,895   135     19.00      2.05
   208  1,456,849  248  1,456,849   248    917,771  157     917,771   157     19.00      2.05
   209    873,665  281    873,665   281    547,004  176     547,004   176     19.00      2.05
   210  1,101,578  281  1,101,578   281    689,700  176     689,700   176     19.00      2.05

   301    598,708  201    598,708   201    374,852  126     374,852   126     19.00      2.05
   302    857,302  201    857,302   201    536,758  126     536,758   126     19.00      2.05
   303  1,301,771  203  1,301,771   203    817,300  128     817,300   128     19.00      2.05
   304    918,071  170    918,071   170    360,897   67     360,897    67     13.27(2)   2.24
   305    432,737   40    432,737    40    330,920   31     330,920    31     12.84(2)   1.99
   306    542,442   86    542,442    86    415,387   66     415,387    66     14.07(2)   2.03
   307    370,395   82    370,395    82    283,617   63     283,617    63     14.09(2)   2.03
   308    491,283   68    491,283    68    382,177   53     382,177    53     12.38(2)   2.07

   401    369,104   57    430,800    67    293,508   45     341,720    53     19.01      2.14
   402    273,091   55    273,091    55    218,928   44     218,928    44     19.00      2.14
   404    344,016  137    502,662   199    222,867   88     346,842   138     19.02      2.32
   405    455,809  100    455,809   100    340,767   75     340,767    75     19.00      2.07
   406    292,228   68    292,228    68    231,462   54     231,462    54     19.00      2.10
   407    536,384  107    536,384   107    375,351   75     375,351    75     18.98      1.32

   051    532,121  117    532,121   117    367,528   81     367,528    81     18.97      1.41
   052    376,299  127    376,299   127    256,855   86     256,855    86     18.95      1.56
   053    355,394  176    355,394   176    242,586  120     242,586   120     18.95      1.56
   054  1,989,191  673  1,989,191   673  1,139,882  386   1,139,882   386     19.00      2.23
   055  1,039,062  422  1,173,879   477    803,302  326     897,291   364     19.00      -

   601  1,026,677  508  1,148,999   569    695,025  344     770,729   382     19.00      2.05

   501    737,845  270    737,845   270    340,238  124     340,238   124     19.14      2.19
   502    904,659  314    904,659   314    410,565  142     410,565   142     19.14      2.18
   503    499,662  167    499,662   167    281,305   94     281,305    94     19.14      2.12

   525    177,770   77    177,770    77    123,933   54     123,933    54     19.00      2.07
   526    276,121  134    276,121   134    164,369   80     164,369    80     19.00      2.05
   527    817,202  269    817,202   265    445,309  144     445,309   144     19.00      2.05

   531    983,928  331    983,928   331    543,143  183     543,143   183     18.98      2.01
   532    353,304  175    353,304   175    241,158  119     241,158   119     18.95      1.56
   533  1,098,419  505  1,098,419   505    691,389  318     691,389   318     19.00      -
        ---------      ----------       ----------       ----------
Totals$35,824,414     $36,301,895      $22,011,939      $22,353,819

* See Table 1 for a list of the full names of the Partnerships.

(1) The estimated future net revenues were calculated using the price for oil and gas as of January 1, 1996, applied to the estimate of future reserves. Revenue from properties not currently producing were included as of the time the properties were expected to be placed in production, which may occur either earlier or later than anticipated. Current operating costs, transportation costs, production and ad valorem taxes and future development and workover costs (based on current costs) have been deducted in arriving at the estimated future net revenues. No deduction has been made for depletion, depreciation or income taxes. In addition, indirect costs such as interest expense and general corporate overhead have not been considered. While it may reasonably be anticipated that the prices received from the sale of production may be higher or lower than the prices used in the estimates above, and the operating and other costs relating to such production may also increase or decrease in relation to existing levels, such changes in prices and costs have been omitted from consideration in making these evaluations in accordance with rules adopted by the Securities and Exchange Commission.

(2) Price is lower than expected due to lower prices received for sour oil from the Corkscrew acquisition.
                                       A-6

                                     TABLE 5

               ESTIMATED FUTURE NET REVENUES AND PRESENT VALUE OF
           FUTURE NET REVENUES TO GENERAL PARTNER OF DECEMBER 31, 1995

Part-  Estimated Future Net Revenues(1)Present Value of Future Net Revenues
ner-   Proved Developed Total Proved  Proved Developed   Total Proved
ship*   Reserves         Reserves       Reserves          Reserves        Weighted
                                                                       Average Prices
100           -               -               -               -             -      -

207           -               -               -               -             -      -
208           -               -               -               -             -      -
209           -               -               -               -             -      -
210           -               -               -               -             -      -

301     $66,523         $66,523         $41,650         $41,650        $19.00  $2.05
302      95,255          95,255          59,639          59,639         19.00   2.05
303     144,641         144,641          90,811          90,811         19.00   2.05
304     102,007         102,007          40,099          40,099         13.27(2)2.24
305      48,081          48,081          36,768          36,768         12.84(2)1.99
306      60,271          60,271          46,154          46,154         14.07(2)2.03
307      41,155          41,155          31,513          31,513         14.09(2)2.03
308      54,587          54,587          42,464          42,464         12.38(2)2.07

401      41,011          47,866          32,612          37,968         19.01   2.14
402      30,343          30,343          24,325          24,325         19.00   2.14
404      38,224          55,851          24,763          38,538         19.02   2.32
405      50,645          50,645          37,863          37,863         19.00   2.07
406      32,469          32,469          25,718          25,718         19.00   2.10
407      59,598          59,598          41,705          41,705         18.98   1.32

051      59,124          59,124          40,836          40,836         18.97   1.41
052      41,811          41,811          28,539          28,539         18.95   1.56
053      39,488          39,488          26,954          26,954         18.95   1.56
054     221,021         221,021         126,653         126,653         19.00   2.23
055     115,451         130,431          89,255          99,699         19.00   -

601     114,075         127,666          77,225          85,636         19.00   2.05

501      81,982          81,982          37,804          37,804         19.14   2.19
502     100,517         100,517          45,618          45,618         19.14   2.18
503      55,518          55,518          31,256          31,256         19.14   2.12

525      19,752          19,752          13,770          13,770         19.00   2.07
526      30,680          30,680          18,263          18,263         19.00   2.05
527      90,800          90,800          49,478          49,478         19.00   2.05

531     109,325         109,325          60,349          60,349         18.98   2.01
532      39,256          39,256          26,795          26,795         18.95   1.56
533     122,046         122,046          76,821          76,821         19.00   -

* See Table 1 for a list of the full names of the Partnerships.

(1) The estimated future net revenues were calculated using the price for oil and gas as of January 1, 1996, applied to the estimate of future reserves. Revenue from properties not currently producing were included as of the time the properties were expected to be placed in production, which may occur either earlier or later than anticipated. Current operating costs, transportation costs, production and ad valorem taxes and future development and workover costs (based on current costs) have been deducted in arriving at the estimated future net revenues. No deduction has been made for depletion, depreciation or income taxes. In addition, indirect costs such as interest expense and general corporate overhead have not been considered. While it may reasonably be anticipated that the prices received from the sale of production may be higher or lower than the prices used in the estimates above, and the operating and other costs relating to such production may also increase or decrease in relation to existing levels, such changes in prices and costs have been omitted from consideration in making these evaluations in accordance with rules adopted by the Securities and Exchange Commission.

(2) Price is lower than expected due to lower prices received for sour oil from the Corkscrew acquisition.

                                     TABLE 6

                         PROVED RESERVES ATTRIBUTABLE TO
                    LIMITED PARTNERS AS OF DECEMBER 31, 1995

                        OIL (BBLS)                             GAS (MCF)
            Proved              Total                  Proved                Total
Part-   Developed Reserves  Proved Reserves      Developed Reserves      Proved Reserves
ner-          Per $500               Per $500                Per $500             Per $500
ship*    BBLS  Investment    BBLS   Investment    MCF     Investment     MCF     Investment
100    513,472     3      513,472      3        5,074,789       26     5,074,789     26

207    124,035    14      124,035     14          164,350       19       164,350     19
208     94,950    16       94,950     16          125,812       21       125,812     21
209     56,592    18       56,592     18           74,986       24        74,986     24
210     71,355    18       71,355     18           94,547       24        94,547     24

301     38,781    13       38,781     13           51,386       17        51,386     17
302     55,531    13       55,531     13           73,581       17        73,581     17
303     84,617    13       84,617     13          110,973       17       110,973     17
304     24,743     5       24,743      5          338,372       63       338,372     63
305     69,919     6       69,919      6           89,457        8        89,457      8
306     61,091    10       61,091     10          177,277       28       177,277     28
307     43,875    10       43,875     10          113,580       25       113,580     25
308     52,013     7       52,013      7          187,337       26       187,337     26

401     10,205     2       10,205      2          189,981       29       216,448     33
402      7,277     1        7,277      1          148,115       30       148,115     30
404     22,232     9       23,641      9           33,012       13       101,069     40
405     23,927     5       23,927      5          203,479       45       203,479     45
406     15,073     3       15,073      3          145,239       34       145,239     34
407     43,010     9       43,010      9          468,070       93       468,070     93

051     30,966     7       30,966      7          416,172       92       416,172     92
052     12,493     4       12,493      4          247,327       83       247,327     83
053     11,799     6       11,799      6          233,586      116       233,586    116
054    168,140    57      168,140     57          589,446      200       589,446    200
055     91,929    37      105,052     43               -        -             -      -

601     91,530    45      109,233     54           65,606       32        65,606     32

501     10,819     4       10,819      4          284,405      104       284,405    104
502     10,665     4       10,665      4          368,730      128       368,730    128
503      4,039     1        4,039      1          236,806       79       236,806     79

525      5,480     2        5,480      2           87,105       38        87,105     38
526      3,078     1        3,078      1          126,624       61       126,624     61
527      3,393     1        3,393      1          328,843      106       328,843    106

531      5,670     2        5,670      2          410,562      138       410,562    138
532     11,729     6       11,729      6          232,212      115       232,212    115
533    198,031    91      198,031     91               -        -             -      -

* See Table 1 for a list of the full names of the Partnerships.
                                       A-8

                                     TABLE 7

                         PROVED RESERVES ATTRIBUTABLE TO
                     GENERAL PARTNER AS OF DECEMBER 31, 1995

             OIL (BBLS)                     GAS (MCF)
Part-  Proved        Total           Proved          Total
ner-  Developed      Proved          Developed       Proved
ship* Reserves      Reserves         Reserves        Reserves
100     0               0               0               0

207     0               0               0               0
208     0               0               0               0
209     0               0               0               0
210     0               0               0               0

301     4,309           4,309           5,709           5,709
302     6,170           6,170           8,175           8,175
303     9,401           9,401          12,330          12,330
304     2,749           2,749          37,596          37,596
305     7,768           7,768           9,939           9,939
306     6,787           6,787          19,697          19,697
307     4,875           4,875          12,620          12,620
308     5,779           5,779          20,815          20,815

401     1,133           1,194          21,109          24,049
402       808             808          16,457          16,457
404     2,470           2,626           3,668          11,229
405     2,658           2,658          22,608          22,608
406     1,674           1,674          16,137          16,137
407     4,778           4,778          52,007          52,007

051     3,440           3,440          46,241          46,241
052     1,388           1,388          27,480          27,480
053     1,311           1,311          25,954          25,954
054    18,682          18,682          65,494          65,494
055    10,214          11,672               -               -

601    10,170          12,137           7,289           7,289

501     1,202           1,202          31,600          31,600
502     1,185           1,185          40,970          40,970
503       448             448          26,311          26,311

525       608             608           9,678           9,678
526       342             342          14,069          14,069
527       377             377          36,538          36,538

531       630             630          45,618          45,618
532     1,303           1,303          25,801          25,801
533    22,003          22,003               -               -

Totals 134,662        138,304         661,910         672,411

* See Table 1 for a list of the full names of the Partnerships.
                                       A-9

                                     TABLE 8

                             OIL AND GAS PRODUCTION
                    FOR THE TWO YEARS ENDED DECEMBER 31, 1995
                  AND FOR THE THREE MONTHS ENDED MARCH 31, 1996

          OIL (Bbls)                           GAS (Mcf)-
Part- For the year ended  For the Three     For the year ended    For the Three
ner-     December 31,     Months Ended      Ended December 31,    Months Ended
ship*   1994       1995   March 31, 1996    1994      1995       March 31, 1996
100    111,318    96,456    23,323        956,219   936,419         199,873

207     18,876     19,711    5,371         22,710    26,849          8,851
208     14,453     15,089    4,112         17,389    20,553          6,775
209      8,612      8,993    2,451         10,362    12,250          4,038
210     10,863     11,339    3,090         13,069    15,445          5,092

301      7,401      6,848     1,602         7,888     9,327          3,074
302     10,609      9,805     2,292        11,302    13,356          4,402
303     14,363     15,399     4,117        17,038    20,143          6,640
304      8,246      6,545     1,697        14,419     5,502          1,146
305     25,352     19,400     5,655        38,971    32,430          8,280
306     20,880     16,363     4,730        76,433    58,340         16,333
307     15,033     11,815     3,396        49,066    38,306         10,487
308     16,625     12,792     4,302        81,701    57,504         17,982

401      6,130      4,946     1,303        87,908    57,674         18,699
402      5,015      3,927     1,251        66,587    44,640         14,733
404      4,909      5,036     1,170        16,193    10,013          2,947
405     10,003     10,095     1,640        75,058    59,073         11,520
406      7,748      7,305     1,194        56,385    44,890          9,096
407     14,426     13,267     3,288        99,209   100,732         19,504

051     12,494     11,222     2,869        84,952    81,273         15,333
052      6,821      6,058     1,622        47,741    40,544          7,192
053      6,431      5,701     1,532        32,908    31,502          6,726
054     27,533     25,492     6,578        65,918    72,377         17,136
055     32,021     27,711     5,761             -         -              -

601(1)  13,563     31,075     4,621         5,904    22,210          5,676

501      3,935      3,988       488        27,575    18,868          5,644
502      1,500      2,249       294        56,019    34,625         10,364
503      1,448        915       368        67,094    44,632         14,302

525      2,952      2,419       472        28,017    22,485          4,582
526      2,093      1,810       340        30,065    24,478          5,306
527      2,794      2,638       560        57,479    49,000         12,214

531      4,004      3,751       861        69,549    59,836         14,834
532      6,039      5,409     1,474        31,863    30,502          6,512
533     33,561     30,330     7,937             -         -              -

* See Table 1 for a list of the full names of the Partnerships.

(1)  Program VI - Series 1 was formed on April 29, 1994.

                                     TABLE 9

                    AVERAGE SALES PRICES AND PRODUCTION COSTS
                    FOR THE TWO YEARS ENDED DECEMBER 31, 1995
                  AND FOR THE THREE MONTHS ENDED MARCH 31, 1996
                             AVERAGE PRODUCTION COST
         Average Oil Sales Price (per bbl)      Average Gas Sales Price (per mcf)  Average Production Cost (per BOE)(1)
              For the year ended For the Three  For the year ended  For the Three  For the year ended  For the Three
                December 31,     Months Ended   Ended December 31,  Months Ended    December 31,        Months Ended
Partnership*    1994     1995   March 31, 1996    1994   1995      March 31, 1996   1994    1995       March 31, 1996
    100        $14.73   $16.24     $18.18        $2.01  $1.71           $2.56       $4.24   $5.04         $4.24

    207         15.22    15.67      18.34         1.76   1.60            1.98        4.38    4.91          3.49
    208         15.21    15.67      18.34         1.76   1.60            1.98        4.38    4.91          3.49
    209         15.22    15.67      18.34         1.76   1.60            1.98        4.27    4.91          3.49
    210         15.22    15.67      18.34         1.76   1.60            1.98        4.38    4.91          3.49

    301         14.31    15.67      20.07         1.77   1.60            1.98        9.36    5.75          6.40
    302         14.31    15.67      20.08         1.76   1.60            1.98        9.34    5.75          6.42
    303  (2)    17.02    16.53      18.98         1.77   1.60            1.98        5.51    5.67          4.34
    304  (2)    14.18    17.65      13.90         2.86   2.30            2.34        8.41   13.16         13.07
    305         11.97    13.42      13.12         1.82   1.61            2.21        6.53    8.41          8.41
    306         12.43    13.95      13.94         1.83   1.57            2.04        5.99    7.70          7.81
    307         12.45    13.98      13.96         1.83   1.59            2.08        6.12    7.77          8.00
    308         10.96    12.52      12.83         2.13   1.99            2.25        6.20    7.83          6.99

    401         15.52    16.75      18.48         1.87   1.64            1.92        5.55    6.80          4.96
    402         15.71    16.99      18.27         1.89   1.66            2.01        5.76    7.42          4.83
    404         15.85    16.30      18.42         2.17   2.01            2.42        4.19    4.59          4.00
    405 (2)     17.02    19.04      21.20         2.98   2.58            3.47        8.87    9.07         11.79
    406         15.64    16.78      18.48         2.00   1.77            2.23        5.02    5.28          6.73
    407         15.12    16.32      18.12         1.52   1.25            1.47        7.35    6.18          7.27

    051 (2)     17.04    20.61      20.81         2.20   1.83            2.38       10.10    8.66         11.07
    052         14.78    16.03      17.65         1.74   1.44            1.96        6.09    5.59          7.05
    053         14.78    16.03      17.64         1.69   1.42            1.96        6.43    5.44          7.04
    054 (2)     30.22    30.56      29.42         1.95   1.64            2.41       17.20   16.57         15.19
    055         15.57    16.99      18.68         -      -               -           6.28    7.70          9.02

    601         16.52    16.45      18.55         0.70   0.96            1.46       10.38    8.12          8.22

    501 (3)      9.38     9.03       9.40         2.05   2.01            2.03        0.42    0.37          0.46
    502 (3)     10.32     8.88      11.75         2.33   1.64            1.71        0.56    0.62          0.59
    503 (3)     13.16    14.70      15.69         2.16   1.23            1.58        0.47    0.61          0.45

    525 (3)     11.73    11.43      12.77         1.08   0.92            1.09        0.29    0.38          0.27
    526 (3)     11.40    10.24      10.69         1.40   1.20            1.57        0.74    0.99          0.63
    527         11.85    12.18      18.23         1.81   1.52            1.97        1.31    1.74          0.92

    531 (3)     11.54    11.15      14.14         1.70   1.41            1.85        1.12    1.50          0.78
    532 (3)     11.12     8.30      12.86         0.30   0.21            0.42         -       -             -
    533 (3)      3.79     5.31       8.64          -      -               -           -       -             -

* See Table 1 for a list of the full names of the Partnerships.

1) Average production costs are reflected per barrel of oil equivalent or BOE using a ratio of 6 MCF to one barrel of oil.
2) This partnership pays a net profits royalty. The average oil and gas prices and production costs per equivalent barrel are higher than average market prices and costs due to the payment of net profits royalties. The payment of such royalties has no impact on the partnership's net revenues or cash flows.
3) This partnership receives a net profits royalty. The average oil and gas prices and production costs are lower than the average market prices and costs due to the receipt of net profits royalties. The receipt of such royalties has no impact on the partnership's net revenues or cash flows.

                                    TABLE 10
                        GROSS AND NET PRODUCTIVE ACREAGE
                           AND UNDEVELOPED ACREAGE (3)

                                                                 Developed              Developed
                                                             Working Interest (1)  Royalty Interest
                                                         ------------------------ ----------------------

                                                           Gross     Net              Gross        Net
                  PARTNERSHIP                             Acres (2)  Acres           Acres (2)    Acres
                                                         ----------------------  -----------------------

Enex Program I Partners, L.P.                               27,588    1,686.01         61,079    1991.65

Enex Oil & Gas Income Program II-7, L.P.                   279,940      177.23        475,962     288.98
Enex Oil & Gas Income Program II-8, L.P.                   279,940      135.67        475,962     221.22
Enex Oil & Gas Income Program II-9, L.P.                   279,940       80.86        475,962     131.85
Enex Oil & Gas Income Program II-10, L.P.                  279,940      101.96        475,962     166.25

Enex Oil & Gas Income Program III- Series 1, L.P.          279,940       61.57        475,962     100.39
Enex Oil & Gas Income Program III- Series 2, L.P.          279,940       88.17        474,410     143.76
Enex Oil & Gas Income Program III- Series 3, L.P.          280,700      159.27        475,962     216.81
Enex Oil & Gas Income Program III- Series 4, L.P.            3,847       85.32            794       5.09
Enex Oil & Gas Income Program III- Series 5, L.P.           12,852    1,210.69             80       1.00
Enex Oil & Gas Income Program III- Series 6, L.P.           14,532    1,590.73          1,120       3.84
Enex Oil & Gas Income Program III- Series 7, L.P.           14,532    1,113.73          1,120       2.06
Enex Oil & Gas Income Program III- Series 8, L.P.           14,532      944.18          1,120       8.14

Enex Oil & Gas Income Program IV- Series 1, L.P.             5,584      570.84            643      11.14
Enex Oil & Gas Income Program IV- Series 2, L.P.             2,758      472.30          1,120       8.90
Enex Oil & Gas Income Program IV- Series 4, L.P.           281,006       43.91        475,962      49.10
Enex Oil & Gas Income Program IV- Series 5, L.P.           281,012      365.62        475,962      23.37
Enex Oil & Gas Income Program IV- Series 6, L.P.             1,072      259.36             -          -
Enex Oil & Gas Income Program IV- Series 7, L.P.            27,034      548.88          1,662       1.22

Enex Oil & Gas Income Program V- Series 1, L.P.             26,794      509.03          1,662       1.40
Enex Oil & Gas Income Program V- Series 2, L.P.             26,474      327.45          1,662       1.10
Enex Oil & Gas Income Program V- Series 3, L.P.             25,994      248.26          1,662       1.04
Enex Oil & Gas Income Program V- Series 4, L.P.              5,791    1,398.80            320       0.10
Enex Oil & Gas Income Program V- Series 5, L.P.              1,791    1,160.14          1,079      41.13

Enex Oil & Gas Income Program VI- Series 1, L.P.           280,219      167.35        475,991     128.50

Enex Income and Retirement Fund -  Series 1, L.P.               -           -           6,161      70.76
Enex Income and Retirement Fund -  Series 2, L.P.               -           -          10,933     139.62
Enex Income and Retirement Fund -  Series 3, L.P.               -           -          54,603     202.13

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.         -           -          10,620     119.23
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.         -           -          10,430      94.81
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.         -           -           9,548      73.28

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.         -           -          36,404     113.65
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.         -           -          27,656     247.84
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.         -           -           4,311    1496.78
                                                          ---------  ---------       --------- ---------

Totals  (4)                                                370,079   13,507.33        558,154   6,106.14
                                                          =========  =========       ========= =========

See accompanying notes to Table 10 at A-13.

         NOTES TO TABLE 10 - ACREAGE SUMMARY TABLE

(1) Developed acres are acres spaced or assigned to productive wells.
(2) A gross acre is an acre in which an interest is owned. The number of gross acres is the total number of acres in which such interest is owned. A net working interest acre is deemed to exist when the sum of fractional ownership of working interests owned in gross acres equals one. The number of net working working interest acres is the sum of fractional working interests owned in gross acres expressed as whole numbers and fractions thereof. A net royalty acre is deemed to exist when the sum of fractional ownership of royalty interests owned in gross acres equals one. The number of net royalty acres is the sum of the fractional royalty interest owned in gross acres expressed as whole numbers and fractions thereof.
(3) Undeveloped acres are those lease acres on which wells have not been drilled or completed to a point that permits the production of commercial quantities of oil and gas, regardless of whether such acreage contains proved reserves. Enex Program I Partners, L.P. owns 16,400 Gross Undeveloped Royalty Acres and 780.90 Net Undeveloped Royalty Acres. No other limited partership owns any undeveloped acreage.
(4) Totals for gross acres have been reduced to adjust for ownership by more than one Partnership.


                                    TABLE 11
                   GROSS AND NET PRODUCTIVE OIL AND GAS WELLS

                                                          Productive Oil Wells (1)   Productive Gas Wells (1)
                                                      ---------------------------- --------------------------
                                                               Net Working   Net          Net Working  Net
                                                        Gross   Interest   Royalty  Gross  Interest  Royalty
PARTNERSHIP                                             Wells    Wells      Wells   Wells    Wells    Wells
                                                      ------- ------------ ------- ------- -------- ---------

Enex Program I Partners, L.P.                            131     9.181      0.545    562    3.759   16.978

Enex Oil & Gas Income Program II-7, L.P.              10,725     4.874      1.375    176    0.004    0.014
Enex Oil & Gas Income Program II-8, L.P.              10,725     3.731      1.052    176    0.003    0.011
Enex Oil & Gas Income Program II-9, L.P.              10,725     2.224      0.627    176    0.002    0.006
Enex Oil & Gas Income Program II-10, L.P.             10,725     2.804      0.791    176    0.002    0.008

Enex Oil & Gas Income Program III- Series 1, L.P.     10,725     1.693      0.478    176    0.001    0.005
Enex Oil & Gas Income Program III- Series 2, L.P.     10,725     2.424      0.684    176    0.002    0.007
Enex Oil & Gas Income Program III- Series 3, L.P.     10,738     3.929      1.031    189    0.003    0.011
Enex Oil & Gas Income Program III- Series 4, L.P.         11     0.462      0.016     11    0.133    0.076
Enex Oil & Gas Income Program III- Series 5, L.P.         61     3.285      0.125     17    1.260    0.000
Enex Oil & Gas Income Program III- Series 6, L.P.         67     4.470        -       24    1.733    0.012
Enex Oil & Gas Income Program III- Series 7, L.P.         67     3.070        -       24    1.209    0.006
Enex Oil & Gas Income Program III- Series 8, L.P.         67     4.062        -       24    1.037    0.025

Enex Oil & Gas Income Program IV- Series 1, L.P.          31     3.732        -       14    0.629    0.031
Enex Oil & Gas Income Program IV- Series 2, L.P.          17     3.120        -       10    0.425    0.024
Enex Oil & Gas Income Program IV- Series 4, L.P.      10,728     0.925      0.234    178    0.014    0.002
Enex Oil & Gas Income Program IV- Series 5, L.P.      10,738     2.161      0.111    177    0.410    0.001
Enex Oil & Gas Income Program IV- Series 6, L.P.           7     1.386        -        1    0.290    0.000
Enex Oil & Gas Income Program IV- Series 7, L.P.          92     3.290      0.006     35    0.989    0.530

Enex Oil & Gas Income Program V- Series 1, L.P.           89     2.958      0.007     32    0.939    0.604
Enex Oil & Gas Income Program V- Series 2, L.P.           39     1.793      0.006     32    0.646    0.477
Enex Oil & Gas Income Program V- Series 3, L.P.           39     1.693      0.005     29    0.229    0.451
Enex Oil & Gas Income Program V- Series 4, L.P.           63    16.934        -        7    1.094    0.003
Enex Oil & Gas Income Program V- Series 5, L.P.           47    16.829      0.654      -        -    0.000

Enex Oil & Gas Income Program VI- Series 1, L.P.      10,770    20.949      0.655    176    0.230    0.006

Enex Income and Retirement Fund -  Series 1, L.P.          7        -       0.128     33        -    0.227
Enex Income and Retirement Fund -  Series 2, L.P.          7        -       0.283     43        -    0.536
Enex Income and Retirement Fund -  Series 3, L.P.         23        -       0.583     33        -    1.271

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.    8        -       0.559    176        -    0.385
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.    5        -        0.35    176        -    0.825
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.    1        -       0.033    175        -    2.578

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.   39        -        0.27    199        -    3.003
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.   39        -       0.005     29        -    0.676
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.   63        -           -      -        -    0.347
                                                       ------   --------   ------- ------ -------- --------

Totals  (2)                                           11,226    120.950    10.613  1,094   15.043   40.124
                                                      ======    ========   ======= ====== ======== ========

(1) Productive wells are producing wells and wells capable of production, including shut-in wells. A gross well is a well in which an interest is held. The number of gross wells is the total number of wells in which an interest is owned. A net working interest (W.I.) well is deemed to exist when the sum of the fractional ownership interests in gross W.I. wells, equals one. The number of net W.I. wells is the sum of the fractional owned in gross W.I. wells, expressed as whole numbers and fractions thereof. A net royalty well is deemed to exist when the sum of gross royalty wells equals one. The number of net royalty wells is the sum of the fractional interests owned in gross royalty wells, expressed as whole numbers and fractions thereof.
(2) Totals for gross wells have been reduced to adjust for ownership by more than one Partnership.

                                    TABLE 12
                       VOTING PERCENTAGE IN PARTNERSHIPS
                 OWNED BY GENERAL PARTNER, ITS AFFILIATES
                             AND OTHER 5% OWNERS                            Voting Percentage
                             As of March 31, 1996       Voting Percentage       Owned by
                                                            Owned by        Affliates(1)of the
                   Partnership                            General Partner    General Partner
                                                              (%)                (%)
Enex Program I Partners, L.P.                               53.2683              0.0022

Enex Oil & Gas Income Program II-7, L.P.                    23.4900                   -
Enex Oil & Gas Income Program II-8, L.P.                    27.7774                   -
Enex Oil & Gas Income Program II-9, L.P.                    26.0347                   -
Enex Oil & Gas Income Program II-10, L.P.                   21.3753              0.1111

Enex Oil & Gas Income Program III- Series 1, L.P.           17.0170                   -
Enex Oil & Gas Income Program III- Series 2, L.P.           18.1342                   -
Enex Oil & Gas Income Program III- Series 3, L.P.           15.2495                   -
Enex Oil & Gas Income Program III- Series 4, L.P.           12.6027                   -
Enex Oil & Gas Income Program III- Series 5, L.P.           16.9960                   -
Enex Oil & Gas Income Program III- Series 6, L.P.           15.4511                   -
Enex Oil & Gas Income Program III- Series 7, L.P.           15.8887                   -
Enex Oil & Gas Income Program III- Series 8, L.P.           15.6780                   -

Enex Oil & Gas Income Program IV- Series 1, L.P.            14.5104                   -
Enex Oil & Gas Income Program IV- Series 2, L.P.            13.0612                   -
Enex Oil & Gas Income Program IV- Series 4, L.P.            10.4679                   -
Enex Oil & Gas Income Program IV- Series 5, L.P.             9.6742                   -
Enex Oil & Gas Income Program IV- Series 6, L.P.             6.9678                   -
Enex Oil & Gas Income Program IV- Series 7, L.P.            12.5305                   -

Enex Oil & Gas Income Program V- Series 1, L.P.             11.1826                   -
Enex Oil & Gas Income Program V- Series 2, L.P.              5.2599                   -
Enex Oil & Gas Income Program V- Series 3, L.P.             19.6012              2.7231
Enex Oil & Gas Income Program V- Series 4, L.P.              8.8121                   -
Enex Oil & Gas Income Program V- Series 5, L.P.              4.1850                   -

Enex Oil & Gas Income Program VI- Series 1, L.P.            22.9208              6.2839

Enex Income and Retirement Fund -  Series 1, L.P.            9.5068              0.1623
Enex Income and Retirement Fund -  Series 2, L.P.           27.0154                   -
Enex Income and Retirement Fund -  Series 3, L.P.           14.5395                   -

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.      4.4729                   -
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.      8.2022                   -
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.      9.4620                   -

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.     16.4519                   -
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.     14.7194              0.1083
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.      3.8901                   -

In addition to the General Partner,  the following  persons are believed to have
beneficial   ownership  of  more  than  5%  of  the  interests  in  any  of  the
Partnerships:

Name                     Address                 City      State    Zip  P'ship #* % of P'ship
Supreme Parts U       1255 21st St.              Oakland, CA       94607    055    8.03%
Tomoo Okada R Tr      6185 Darby Ave.            Las Vegas, NV     89102    407    7.91%
R Floyd Parks Tr      118 Commons Dr.            Sacramento, CA    95825    503    6.68%
R T Peterson Tr       P O Box 6274               Laguna Niguel, CA 92677    307    6.56%
E F Daniels           450 Circle Dr.             Santa Fe , NM     87501    407    5.93%
Gerald B. Eckley      3 Kingwood Place, St 200   Kingwood, Tx      77339    601    5.50%
M & S Goldstein       2703 Mallard Landing Ave   Henderson, NV     89014    054    5.05%

*See Table 1 for a list of the full names of the Partnerships.

(1) Includes Mr. Gerald B. Eckley, the General Partner's president, and eight other officers and directors of the General Partner.


                                    TABLE 13
                    EXCHANGE VALUE ATTRIBUTABLE TO INTERESTS

                               Attributable to       Attributable to
           Attributable to     General Partner's    General Partner's      Attributable to Receivable
          Limited Partners(1)  Capital Balance(2)   Revenue Interest(3)    from Partnerships(4)        Aggregate
                                                            % of
Partner- Exchange  Units      Exchange   Units     Exchange  Consolidated   Exchange  Units        Exchange   Units
ship      Value   Offered      Value    Offered     Value     Revenues        Value  Offered         Value   Offered

100  $3,956,884  395,688     $997,542    99,754       -         0.00%       $136,666   13,667    $5,091,092    509,109

207     827,701   82,770       37,630     3,763       -         0.00%         35,180    3,518       900,511     90,051
208     560,379   56,038       26,277     2,628       -         0.00%        101,801   10,180       688,457     68,846
209     258,450   25,845       28,069     2,807       -         0.00%        124,920   12,492       411,439     41,144
210     354,592   35,459       27,800     2,780       -         0.00%        137,606   13,761       519,998     52,000

301       2,238      224       45,610     4,561       $7,612    0.04%        254,686   25,469       310,146     30,253
302      51,820    5,182       51,834     5,183       12,020    0.07%        328,694   32,869       444,368     43,235
303     480,034   48,003       36,153     3,615       19,436    0.11%        146,352   14,635       681,975     66,254
304      58,947    5,895       11,476     1,148        2,300    0.01%        168,972   16,897       241,695     23,940
305      58,427    5,843       29,568     2,957       12,147    0.07%        173,443   17,344       273,585     26,144
306     125,233   12,523       57,882     5,788       13,606    0.08%        107,465   10,747       304,186     29,058
307      38,037    3,804       32,883     3,288        9,630    0.06%        134,470   13,447       215,020     20,539
308      91,285    9,129       47,604     4,760       12,555    0.07%        123,601   12,360       275,045     26,249

401      52,171    5,217       45,316     4,532       11,290    0.07%         68,307    6,831       177,084     16,580
402      58,851    5,885       37,079     3,708        8,498    0.05%         28,354    2,835       132,782     12,428
404      87,085    8,709        7,278       728        9,340    0.05%         84,726    8,473       188,429     17,910
405     218,479   21,848       27,810     2,781       17,247    0.10%          2,378      238       265,914     24,867
406     120,642   12,064       14,839     1,484       13,039    0.08%         35,387    3,539       183,907     17,087
407     233,404   23,340       20,051     2,005       15,140    0.09%              0        0       268,595     25,345

051     238,472   23,847       22,623     2,262       29,010    0.17%              0        0       290,105     26,109
052      93,982    9,398        4,779       478       20,926    0.12%         89,582    8,958       209,269     18,834
053     125,347   12,535        4,585       459       19,758    0.12%         47,896    4,790       197,586     17,784
054     822,671   82,267       27,427     2,743       94,530    0.55%            675       68       945,303     85,078
055     639,842   63,984       17,892     1,789       75,937    0.44%         25,707    2,571       759,378     68,344

601     364,701   36,470       13,770     1,377       55,895    0.33%        124,590   12,459       558,956     50,306

501     105,771   10,577       10,148     1,015        3,577    0.02%        137,863   13,786       257,359     25,378
502     258,234   25,823        8,792       879        4,046    0.02%         20,443    2,044       291,515     28,746
503     107,707   10,771        4,986       499        4,813    0.03%         79,143    7,914       196,649     19,184

525     36,731     3,673        5,783       578        5,604    0.03%         51,033    5,103        99,151      9,354
526     35,067     3,507        5,517       552        5,419    0.03%         81,968    8,197       127,971     12,256
527    299,982    29,998        8,541       854       12,254    0.07%         27,960    2,796       348,737     33,648

531    357,737    35,774        8,149       815       19,749    0.12%         43,432    4,343       429,067     40,932
532    129,979    12,998        2,681       268       13,424    0.08%         61,666    6,167       207,750     19,433
533    584,666    58,467       13,402     1,340       34,218    0.20%          4,818      482       637,104     60,289

Totals
    $11,835,548 1,183,555  $1,741,776   174,178     $563,020    3.30%     $2,948,784  298,980   $17,130,128 1,656,712

*  See Table 1 for a list of the full names of the Partnerships.

     1.) See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" for the methodolgy used to determine the exchange value attributable to limited partners.
     2.) The General Partner will convert its capital balance in the Partnerships that approve the consolidation in exchange for additional Units. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation".
     3.) In accordance with the existing Partnership Agreements, net revenues earned by the Partnerships are generally allocated 10% to the General Partner and 90% to the limited partners. Certain Partnerships have such net revenues allocated 100% to the limited partners and certain other Partnerships will likely have such net revenues allocated 100% to the limited partners in the future. In order to provide a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests, it owns to be valued in the same manner as the outstanding Interests in the affected Partnerships. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues".
     4.) The General Partner will contribute the amounts owed to it by the Partnerships that approve the Consolidation in exchange for addtional Units. As a result, at its formation the Consolidated Partnership will not owe the General Partner any amount and will have essentially no debt. See "THE PROPOSED CONSOLIDATION - Terms of the Consolidation".

                                    TABLE 14

                        COMPARISION OF ESTIMATED EXCHANGE OFFER PRICES

                                                            1995            1996(1)       Estimated
                                                        Presentment      Presentment      Exchange
                                                            Offer          Offer            Value
Partnership                                                Price per       Price per       Per $500
                                                           $500 unit       $500 unit        unit
Enex Program I Partners, L.P.                               $19.59          $22.03          $20.44

Enex Oil & Gas Income Program II-7, L.P.                     41.96           85.57           93.32
Enex Oil & Gas Income Program II-8, L.P.                     36.95           79.80           95.57
Enex Oil & Gas Income Program II-9, L.P.                     21.08           67.32           83.16
Enex Oil & Gas Income Program II-10, L.P.                    26.51           73.76           90.54

Enex Oil & Gas Income Program III- Series 1, L.P.              -               -              0.75
Enex Oil & Gas Income Program III- Series 2, L.P.              -              5.16           12.13
Enex Oil & Gas Income Program III- Series 3, L.P.            23.42           57.99           74.89
Enex Oil & Gas Income Program III- Series 4, L.P.             3.44             -             10.90
Enex Oil & Gas Income Program III- Series 5, L.P.             8.84            6.84            5.41
Enex Oil & Gas Income Program III- Series 6, L.P.            18.03           21.98           19.75
Enex Oil & Gas Income Program III- Series 7, L.P.             8.45           11.46            8.40
Enex Oil & Gas Income Program III- Series 8, L.P.            19.16           13.17           12.68

Enex Oil & Gas Income Program IV- Series 1, L.P.              6.84            7.19            8.06
Enex Oil & Gas Income Program IV- Series 2, L.P.              9.12            9.85           11.92
Enex Oil & Gas Income Program IV- Series 4, L.P.             18.85           27.82           34.55
Enex Oil & Gas Income Program IV- Series 5, L.P.             23.66           48.37           47.90
Enex Oil & Gas Income Program IV- Series 6, L.P.              8.02           30.29           27.89
Enex Oil & Gas Income Program IV- Series 7, L.P.             32.20           50.03           46.49

Enex Oil & Gas Income Program V- Series 1, L.P.              41.81           57.05           52.65
Enex Oil & Gas Income Program V- Series 2, L.P.              23.05           30.98           31.62
Enex Oil & Gas Income Program V- Series 3, L.P.              45.11           59.62           62.05
Enex Oil & Gas Income Program V- Series 4, L.P.             181.08          271.08          278.49
Enex Oil & Gas Income Program V- Series 5, L.P.             162.11          242.25          259.78

Enex Oil & Gas Income Program VI- Series 1, L.P.            176.58          182.16          180.54

Enex Income and Retirement Fund -  Series 1, L.P.               -            26.47           38.67
Enex Income and Retirement Fund -  Series 2, L.P.            48.44           65.74           89.547
Enex Income and Retirement Fund -  Series 3, L.P.            21.43           31.18           36.05

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.       3.15           19.38           15.97
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.       4.03           20.47           16.97
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.      66.07           91.33           97.14

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.      81.95          112.70          120.24
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.      41.31           54.08           64.34
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.     208.32          235.45          268.81

     1) The purchase price for such units were determined using reserve estimates from H.J. Gruy and Associates, Inc. as of January 1, discounted by 30% for risk and subject to subsequent distributions. Such a value does not purport to reflect the fair value of the Partnerships. See "THE CONSOLIDATED PARTNERSHIP
- - Right of Presentment" for a description of the right of presentment provided by the Consolidated Partnership.

                                    TABLE 15
                      COMPARISION OF HISTORICAL PARTNERSHIP
                     DISTRIBUTIONS TO PROPOSED DISTRIBUTIONS

                                                                                Distributions
                                                                               to Limited Partners
                                                                                            Estimated      Estimated
          Partnership                                                        Most recent        upon        without
                                                            1994       1995  four quarters Consolidation Consolidation
                                                                                                (1)           (2)
Enex Program I Partners, L.P.                                          $3.77    $5.75          $5.12          $1.50

Enex Oil & Gas Income Program II-7, L.P.                    12.51       6.94     9.28          23.40          21.80
Enex Oil & Gas Income Program II-8, L.P.                    11.29       8.12    10.35          23.96          11.69
Enex Oil & Gas Income Program II-9, L.P.                    13.73       7.12     9.53          20.85          12.32
Enex Oil & Gas Income Program II-10, L.P.                   12.02       5.78     9.40          22.70          16.96

Enex Oil & Gas Income Program III- Series 1, L.P.               -         -        -            0.19             -
Enex Oil & Gas Income Program III- Series 2, L.P.               -         -        -            3.04             -
Enex Oil & Gas Income Program III- Series 3, L.P.            9.81       1.90     2.53          18.78          10.94
Enex Oil & Gas Income Program III- Series 4, L.P.            7.32       0.31       -            2.73             -
Enex Oil & Gas Income Program III- Series 5, L.P.            8.08       0.95       -            1.36             -
Enex Oil & Gas Income Program III- Series 6, L.P.           15.06       1.67     0.39           4.95           2.07
Enex Oil & Gas Income Program III- Series 7, L.P.           13.16       1.51     0.44           2.11             -
Enex Oil & Gas Income Program III- Series 8, L.P.           14.53       0.57       -            3.18             -

Enex Oil & Gas Income Program IV- Series 1, L.P.            17.73       1.26       -            2.02           0.04
Enex Oil & Gas Income Program IV- Series 2, L.P.            16.35       1.72       -            2.99           4.40
Enex Oil & Gas Income Program IV- Series 4, L.P.             9.46       7.32     7.11           8.66           5.64
Enex Oil & Gas Income Program IV- Series 5, L.P.            14.00       7.14     7.98          12.01          17.25
Enex Oil & Gas Income Program IV- Series 6, L.P.            11.78       6.78     8.28           6.99           5.64
Enex Oil & Gas Income Program IV- Series 7, L.P.            18.27       5.55     6.76          11.66          16.14

Enex Oil & Gas Income Program V- Series 1, L.P.             16.37       3.69     6.57          13.20          17.87
Enex Oil & Gas Income Program V- Series 2, L.P.             24.92       5.37     6.23           7.93           8.29
Enex Oil & Gas Income Program V- Series 3, L.P.             19.34       5.96     7.85          15.56          10.54
Enex Oil & Gas Income Program V- Series 4, L.P.             42.05      62.18    64.42          69.82          56.26
Enex Oil & Gas Income Program V- Series 5, L.P.             60.23      61.64    59.55          65.13          56.96

Enex Oil & Gas Income Program VI- Series 1, L.P.            19.37      16.80     7.65          45.26          31.99

Enex Income and Retirement Fund -  Series 1, L.P.           24.50       3.33       -            9.69             -
Enex Income and Retirement Fund -  Series 2, L.P.           40.98       7.71       -           22.45           3.30
Enex Income and Retirement Fund -  Series 3, L.P.           39.76       9.11       -            9.04             -

Enex 88-89 Income and Retirement Fund -  Series 5, L.P.     12.56       2.96       -            4.00             -
Enex 88-89 Income and Retirement Fund -  Series 6, L.P.     12.72       2.26       -            4.26             -
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.     29.54      11.95    11.94          24.35          12.99

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.     38.88      16.47    16.13          30.15          16.04
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.     27.96      11.06     8.90          16.13          10.72
Enex 90-91 Income and Retirement Fund -  Series 3, L.P.     32.10      51.38    56.32          67.39          45.30

See accompanying notes to Table 15 at A-19.

        NOTES TO TABLE 15 - COMPARISON OF PARTNERSHIP DISTRIBUTIONS


    1) The amounts shown reflect an estimate of the distribution amounts assuming that all Partnerships participate in the Consolidation. Such amounts were determined using of future net revenues as determined by H.J. Gruy and Associates, Inc. ("Gruy") and the allocation of Units shown in Table 13 - "Exchange Value Attributable to Interests". The amounts also reflect an estimate of Direct Costs, Administrative Costs and other expenses and of overhead savings which are expected to result from the Consolidation. As such amounts are merely estimates, the actual distributions paid will not necessarily coincide with these estimated amounts.

     2) The amount of distributions if a Partnership is not included in the Consolidation was estimated using Gruy's estimates of future net revenues less an estimate of the amount of debt to be repaid based upon historical repayment patterns and less an estimate of the amount of Direct Costs, Administrative Costs and other expenses expected to be incurred based upon historical expenses. As such amounts are merely estimates, the actual distribution amounts will not necessarily coincide with the estimated amounts.

     3) The amount of distributions estimated in the first year after Consolidation is lower than the estimated amount of distributions without Consolidation due to the relatively shorter weighted average life of the oil and gas properties in the Partnership as compared to the weighted average life of
6.99 years for the oil and gas properties in the Consolidated Partnership. The weighted average life of the oil and gas properties in each of these partnerships is as follows:


        Enex Oil & Gas Income Program IV-Series 2, L.P. 3.23 years Enex Oil & Gas Income Program IV-Series 5, L.P. 4.13 years Enex Oil & Gas Income Program IV-Series 7, L.P. 5.28 years
        Enex Oil & Gas Income Program V-Series 1, L.P.       5.52 years
        Enex Oil & Gas Income Program V-Series 2, L.P.       5.72 years

                                    TABLE 16
                    PERCENTAGE OF PROVED RESERVES AND FUTURE
                      REVENUES ATTRIBUTABLE TO OIL AND GAS

                                                       Percentage of Proved    Percentage of Future Gross
                                                     Reserves Attributable to   Revenues Attributable to
                                                         OIL      GAS             OIL      GAS

Enex Program I Partners, L.P.                           37.78%   62.22%          47.21%   52.79%

Enex Oil & Gas Income Program II-7, L.P.                81.91%   18.09%          87.49%   12.51%
Enex Oil & Gas Income Program II-8, L.P.                81.91%   18.09%          87.49%   12.51%
Enex Oil & Gas Income Program II-9, L.P.                81.91%   18.09%          87.49%   12.51%
Enex Oil & Gas Income Program II-10, L.P.               81.91%   18.09%          87.49%   12.51%

Enex Oil & Gas Income Program III- Series 1, L.P.       81.91%   18.09%          87.49%   12.51%
Enex Oil & Gas Income Program III- Series 2, L.P.       81.91%   18.09%          87.49%   12.51%
Enex Oil & Gas Income Program III- Series 3, L.P.       82.06%   17.94%          87.52%   12.48%
Enex Oil & Gas Income Program III- Series 4, L.P.       30.50%   69.50%          30.24%   69.76%
Enex Oil & Gas Income Program III- Series 5, L.P.       82.42%   17.58%          83.43%   16.57%
Enex Oil & Gas Income Program III- Series 6, L.P.       67.40%   32.60%          70.45%   29.55%
Enex Oil & Gas Income Program III- Series 7, L.P.       69.86%   30.14%          72.86%   27.14%
Enex Oil & Gas Income Program III- Series 8, L.P.       62.49%   37.51%          62.38%   37.62%

Enex Oil & Gas Income Program IV- Series 1, L.P.        22.96%   77.04%          32.68%   67.32%
Enex Oil & Gas Income Program IV- Series 2, L.P.        22.77%   77.23%          30.37%   69.63%
Enex Oil & Gas Income Program IV- Series 4, L.P.        58.39%   41.61%          85.95%   14.05%
Enex Oil & Gas Income Program IV- Series 5, L.P.        41.37%   58.63%          51.91%   48.09%
Enex Oil & Gas Income Program IV- Series 6, L.P.        38.37%   61.63%          48.42%   51.58%
Enex Oil & Gas Income Program IV- Series 7, L.P.        35.54%   64.46%          57.01%   42.99%

Enex Oil & Gas Income Program V- Series 1, L.P.         30.86%   69.14%          50.05%   49.95%
Enex Oil & Gas Income Program V- Series 2, L.P.         23.26%   76.74%          38.03%   61.97%
Enex Oil & Gas Income Program V- Series 3, L.P.         23.26%   76.74%          38.03%   61.97%
Enex Oil & Gas Income Program V- Series 4, L.P.         63.12%   36.88%          70.85%   29.15%
Enex Oil & Gas Income Program V- Series 5, L.P.        100.00%    0.00%         100.00%    0.00%

Enex Oil & Gas Income Program VI- Series 1, L.P.        90.90%    9.10%          95.05%    4.95%

Enex Income and Retirement Fund -  Series 1, L.P.       18.58%   81.42%          21.23%   78.77%
Enex Income and Retirement Fund -  Series 2, L.P.       14.79%   85.21%          20.22%   79.78%
Enex Income and Retirement Fund -  Series 3, L.P.        9.28%   90.72%          13.32%   86.68%

Enex 88-89 Income and Retirement Fund -  Series 5, L.P. 27.40%   72.60%          36.57%   63.43%
Enex 88-89 Income and Retirement Fund -  Series 6, L.P. 12.73%   87.27%          18.39%   81.61%
Enex 88-89 Income and Retirement Fund -  Series 7, L.P.  5.83%   94.17%           8.73%   91.27%

Enex 90-91 Income and Retirement Fund -  Series 1, L.P.  7.65%   92.35%          11.56%   88.44%
Enex 90-91 Income and Retirement Fund -  Series 2, L.P.  23.26%  76.74%          38.03%   61.97%
Enex 90-91 Income and Retirement Fund -  Series 3, L.P. 100.00%   0.00%         100.00%    0.00%

                                    TABLE 17
                          Calculation of Exchange Value
                              As of March 31, 1996

Fair Market Value of
Oil & Gas Reserves (1)                          PARTNERSHIP *
                            ----------------------------------------------------------------------------
Property Name:                100            207       208       209        210         301       302


     Dent                      $207,817
     Choate                     554,119
     Grass Island                61,923
     Blackhawk                   10,131
     Shell                      204,655
     Arnold & Woolf             118,315
     Second Bayou               417,707
     Schlensker                 176,031
     Esperance Point             11,904
     Lake Cocodrie              211,042
     East Seven Sisters         723,171
     HNG                      1,579,960
     Comite                       4,746
     Concord                               $845,159   $646,981   $385,609  $486,203   $293,613   $420,430

                            ------------ ----------- ---------- ---------- --------- ---------- ----------
  Subtotal - Property         4,281,521     845,159    646,981    385,609   486,203    293,613    420,430

Cash & cash equivalents          50,097      17,755     12,810      8,926    12,359      3,777      5,469

Accounts receivable             476,224      46,317     35,458     21,133    26,645     16,092     23,043

Other current assets            470,504       3,462      2,651      1,579     1,993      1,202      1,723
                            ------------ ----------- ---------- ---------- --------- ---------- ----------

Subtotal - assets             5,278,346     912,693    697,900    417,247   527,200    314,684    450,665

Less:
Liabilities to third parties    187,254      12,182      9,443      5,808     7,202      4,538      6,297

                            ------------ ----------- ---------- ---------- --------- ---------- ----------
Partnership Exchange Value    5,091,092     900,511    688,457    411,439   519,998    310,146    444,368

Less:
Liability to General Partner    136,666      35,180    101,801    124,920   137,606    254,686    328,694

GP's Capital Balance            997,542      37,630     26,277     28,069    27,800     45,610     51,834

Attributable to GP's
   revenue interest                   -           -          -          -         -      7,612     12,020
                            ------------ ----------- ---------- ---------- --------- ---------- ----------

Exchange value attributable
to Limited Partners           3,956,884     827,701    560,379    258,450   354,592      2,238     51,820
                            ============ =========== ========== ========== ========= ========== ==========

Exchange value per $500
   Interests                    $28.68       $93.32     $95.57     $83.14    $90.54      $0.75     $12.13
                            ============ =========== ========== ========== ========= ========== ==========


* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

                                    TABLE 17
                          Calculation of Exchange Value
                              As of March 31, 1996

Fair Market Value of
Oil & Gas Reserves (1)                        PARTNERSHIP *
                             --------------------------------------------------------------------------
Property Name:                   303        304        305        306       307       308       401

     Concord                   $634,084
     Larto Lake                   5,183
     Shana                                 $20,419
     Pecan Island                          189,149
     Corkscrew                              30,251    $90,752    $63,526   $45,376   $72,602
     Michigan                                          21,354     16,426    14,930    18,890   $13,643
     Enexco                                             8,242     10,303     7,359     3,532
     RIC                                              115,611    144,514   103,224    49,548
     Barnes Estate                                                38,866    19,433    81,619   101,053
     Brighton                                                                                   31,305
                             -----------  ---------  ---------  --------- --------- --------- ---------
  Subtotal - Property           639,267    239,819    235,959    273,635   190,322   226,191   146,001

Cash & cash equivalents          17,283          -     10,022        115     1,727     1,860       408

Accounts receivable              36,949     19,850     38,790     43,924    30,492    53,145    33,328

Other current assets              2,597      4,343      3,283      3,134     2,202     2,845     1,150
                             -----------  ---------  ---------  --------- --------- --------- ---------

Subtotal - assets               696,096    264,012    288,054    320,808   224,743   284,041   180,887

Less:
Liabilities to third parties     14,121     22,317     14,469     16,622     9,723     8,996     3,803

                             -----------  ---------  ---------  --------- --------- --------- ---------
Partnership Exchange Value      681,975    241,695    273,585    304,186   215,020   275,045   177,084

Less:
Liability to General Partner    146,352    168,972    173,443    107,465   134,470   123,601    68,307

GP's Capital Balance             36,153     11,476     29,568     57,882    32,883    47,604    45,316

Attributable to GP's
   revenue interest              19,436      2,300     12,147     13,606     9,630    12,555    11,290
                             -----------  ---------  ---------  --------- --------- --------- ---------

Exchange value attributable
to Limited Partners             480,034     58,947     58,427    125,233    38,037    91,285    52,171
                             ===========  =========  =========  ========= ========= ========= =========

Exchange value per $500
   Interests                     $74.89     $10.90      $5.41     $19.75     $8.40    $12.68     $8.06
                             ===========  =========  =========  ========= ========= ========= =========


* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

                                    TABLE 17
                          Calculation of Exchange Value
                              As of March 31, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                    PARTNERSHIP *
                             --------------------------------------------------------------------------
Property Name:                    402       404         405       406      407        051        052

     Barnes Estate              $77,733
     Bagley                      12,285
     Brighton                    14,087
     Concord                             $143,582     $68,352
     El Mac                                27,225      35,601   $63,295   $8,495
     Speary                                           130,562    92,349
     Binger                                                               49,026    $26,399
     FEC                                                                 224,472    255,898   $202,024
                             ----------- ---------  ----------  -------- --------  --------- ----------
  Subtotal - Property           104,105   170,807     234,515   155,644  281,993    282,297    202,024

Cash & cash equivalents           2,660     7,992      18,103     8,887   16,731     26,844      1,622

Accounts receivable              28,829    11,533      50,318    21,758   40,051     55,955     19,865

Other current assets                529     1,048       2,431     1,195    2,104      4,224      1,793
                             ----------- ---------  ----------  -------- --------  --------- ----------

Subtotal - assets               136,123   191,380     305,367   187,484  340,879    369,320    225,304

Less:
Liabilities to third parties      3,341     2,951      39,453     3,577   72,284     79,215     16,035

                             ----------- ---------  ----------  -------- --------  --------- ----------
Partnership Exchange Value      132,782   188,429     265,914   183,907  268,595    290,105    209,269

Less:
Liability to General Partner     28,354    84,726       2,378    35,387        -          -     89,582

GP's Capital Balance             37,079     7,278      27,810    14,839   20,051     22,623      4,779

Attributable to GP's
   revenue interest               8,498     9,340      17,247    13,039   15,140     29,010     20,926
                             ----------- ---------  ----------  -------- --------  --------- ----------

Exchange value attributable
to Limited Partners              58,851    87,085     218,479   120,642  233,404    238,472     93,982
                             =========== =========  ==========  ======== ========  ========= ==========

Exchange value per $500
   Interests                     $11.92    $34.55      $47.90    $27.89   $46.49     $52.65     $31.62
                             =========== =========  ==========  ======== ========  ========= ==========


* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

                                    TABLE 17
                          Calculation of Exchange Value
                              As of March 31, 1996

Fair Market Value of
Oil & Gas Reserves (1)                               PARTNERSHIP *
                             -----------------------------------------------------------------------------
Property Name:                   053         054        055        601       501        502        503

     FEC                       $190,801
     South Midway                          $435,969
     Charlotte                              422,999
     Muldoon                                          $673,595
     Concord                                                     $374,862
     McBride                                                      166,063
     Larto Lake                                                             $15,550
     Deal                                                                    87,071
     Shana                                                                   40,838    $40,838
     Pecan Island                                                            89,597    159,284    $59,731
     Corinne                                                                  5,689     19,913     20,624
     East Cameron                                                                       28,044     28,044
     Barnes Estate                                                                      19,433     50,526
     Rigney                                                                                         5,098
     Bagley                                                                                         6,449
                             -----------  ----------  ---------  --------- ---------  --------- ----------
  Subtotal - Property           190,801     858,968    673,595    540,925   238,745    267,512    170,472

Cash & cash equivalents           1,479      39,354     54,748     13,423       661        726      2,346

Accounts receivable              18,763     121,956     39,175     35,066       136     23,735     24,273

Other current assets              1,693      10,201      2,847        151    18,246          -          -
                             -----------  ----------  ---------  --------- ---------  --------- ----------

Subtotal - assets               212,736   1,030,479    770,365    589,565   257,788    291,973    197,091

Less:
Liabilities to third parties     15,150      85,176     10,987     30,609       429        458        442

                             -----------  ----------  ---------  --------- ---------  --------- ----------
Partnership Exchange Value      197,586     945,303    759,378    558,956   257,359    291,515    196,649

Less:
Liability to General Partner     47,896         675     25,707    124,590   137,863     20,443     79,143

GP's Capital Balance              4,585      27,427     17,892     13,770    10,148      8,792      4,986

Attributable to GP's
   revenue interest              19,758      94,530     75,937     55,895     3,577      4,046      4,813
                             -----------  ----------  ---------  --------- ---------  --------- ----------

Exchange value attributable
to Limited Partners             125,347     822,671    639,842    364,701   105,771    258,234    107,707
                             ===========  ==========  =========  ========= =========  ========= ==========

Exchange value per $500
   Interests                     $62.05     $278.47    $259.73    $180.48    $38.67     $89.55     $36.05
                             ===========  ==========  =========  ========= =========  ========= ==========

* See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

                                    TABLE 17
                          Calculation of Exchange Value
                              As of March 31, 1996

Fair Market Value of
Oil & Gas Reserves (1)                                          PARTNERSHIP *
Property Name:                   525             526             527             531             532             533
                        -----------------------------------------------------------------------------------------------
     El Mac                    $16,752
     Speary                     38,213         $25,476
     Baywood II                  1,268           1,358           $951
     Wardner Ranch              28,898          90,823        330,264         $375,675
     FEC                                                                        30,304        $189,679
     Charlotte                                                                                                $546,373
                              --------         -------        -------          -------         -------         -------
  Subtotal - Property           85,131         117,657        331,215          405,979         189,679         546,373

Cash & cash equivalents          2,155           2,369          9,537           11,964           1,195          44,157

Accounts receivable             12,036           8,089          8,052           11,467          17,292          46,721

Other current assets                 -               -              -               -               -               -
                               -------         -------        -------          -------         -------         -------
Subtotal - assets               99,322         128,115        348,804          429,410         208,166         637,251

Less:
Liabilities to third parties       171             144             67              343             416             147
                               -------         -------        -------          -------         -------         -------
Partnership Exchange Value      99,151         127,971        348,737          429,067         207,750         637,104

Less:
Liability to General Partner    51,033          81,968         27,960           43,432          61,666           4,818

GP's Capital Balance             5,783           5,517          8,541            8,149           2,681          13,402

Attributable to GP's
   revenue interest              5,604           5,419         12,254           19,749          13,424          34,218
                                ------         -------        -------          -------         -------         -------
Exchange value attributable
to Limited Partners             36,731          35,067        299,982          357,737         129,979         584,666
                                ======         =======        =======          =======         =======         =======
Exchange value per $500
   Interests                    $15.97          $16.97         $97.11          $120.24          $64.34         $268.80
                                ======         =======        =======          =======         =======


*  See Table 1 for a list of the full names of the Partnerships.

(1) As determined by H. J. Gruy and Associates, Inc. See "THE PROPOSED CONSOLIDATION - Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

                                    TABLE 18

                       RATIO OF EARNINGS TO FIXED CHARGES

              For the three
              months ended       For the Year Ended December 31,
Partnership* March 31, 1996    1995    1994    1993    1992    1991

100             -               -       35      (1)     8       8

207             -               568     -       -       -       -
208             -               368     -       -       -       -
209             -               344     -       -       -       -
210             -               353     -       -       -       -

301             -               11      (21)    (73)    13      (12)
302             -               19      (21)    (69)    (22)    (11)
303             -               -       -       -       -       -
304             -               -       -       -       -       -
305             -               -       -     (1,506) (3,111) (5,465)
306             -               -       -       (376)   (61)    (3)
307             -               -       -       (875)   (80)    (16)
308             -               -       -       (333)   (51)    (52)

401             -               -       -       (14,165)(13)   (112)
402             -               -       -       (345)   (20)    (98)
404             -               -       -       -       -       -
405             -               -       11      (95)    -       -
406             -               -       50      (197)   -       -
407             -               -       -       -       -       -

051             -               -       -       -       -       -
052             -               -       -       -       -       -
053             -               -       -       -       -       -
054             -               -       119     18      -       -
055             -               -       -       -       -       -

601             (589)           (8)     (10)

501             -               -       -       -       -       -
502             -               -       -       -       -       -
503             -               -       -       -       -       -

525             -               -       -       -       -       -
526             -               -       -       -       -       -
527             -               -       -       -       -       -

531             -               -       -       -       -       -
532             -               -       -       -       -       -
533             -               -       -       -       -       -


*  See Table 1 for a list of the full names of the Partnerships.

                                   APPENDIX B

                         ARTICLES OF LIMITED PARTNERSHIP
                                TABLE OF CONTENTS

     ARTICLE                                                                      PAGE NO.
     -------                                                                      --------
ARTICLE 1 --  CERTAIN DEFINITIONS ...................................................B-1

ARTICLE 2 --  STATUS AND BUSINESS OF PARTNERSHIP ....................................B-6

ARTICLE 3 --  CONTRIBUTIONS OF THE PARTNERS .........................................B-8

ARTICLE 4 --  ALLOCATION OF COSTS AND REVENUES; DISTRIBUTIONS........................B-9

ARTICLE 5 --  TAX MATTERS ...........................................................B-13

ARTICLE 6 --  RIGHT TO PRESENT UNITS FOR PURCHASE ...................................B-16

ARTICLE 7 --  BOOKS OF ACCOUNT, FISCAL YEAR AND REPORTS..............................B-18

ARTICLE 8 --  RIGHTS AND OBLIGATIONS OF THE UNITHOLDERS..............................B-21

ARTICLE 9 --  RIGHTS AND OBLIGATIONS OF THE GENERAL PARTNER..........................B-27

ARTICLE 10--  REPRESENTATIONS AND WARRANTIES OF THE PARTNERS AND POWER OF ATTORNEY...B-34

ARTICLE 11--  DISSOLUTION, LIQUIDATION AND TERMINATION OF THE PARTNERSHIP............B-37

ARTICLE 12--  RIGHT OF THE GENERAL PARTNER TO CONDUCT SIMILAR OPERATIONS.............B-40

ARTICLE 13--  AMENDMENTS.............................................................B-40

ARTICLE 14--  MISCELLANEOUS PROVISIONS...............................................B-42



                     AMENDED ARTICLES OF LIMITED PARTNERSHIP
                                       OF
                        ENEX CONSOLIDATED PARTNERS, L.P.
                       (A NEW JERSEY LIMITED PARTNERSHIP)

          AMENDED ARTICLES OF LIMITED PARTNERSHIP ("ARTICLES"), MADE BY AND AMONG ENEX RESOURCES CORPORATION, A DELAWARE CORPORATION ("ENEX" OR THE "GENERAL PARTNER"), THE "ORIGINAL LIMITED PARTNER" (AS HEREINAFTER DEFINED) AND THE "LIMITED PARTNERS" (AS HEREINAFTER DEFINED) AMENDING AND RESTATING IN ITS ENTIRETY THE CERTIFICATE (AS HEREINAFTER DEFINED) FILED UNDER THE ACT (AS HEREINAFTER DEFINED) OF ENEX CONSOLIDATED PARTNERS, L.P. (THE "PARTNERSHIP") IN ORDER, AMONG OTHER THINGS, TO ADMIT TO THE PARTNERSHIP AS ADDITIONAL LIMITED PARTNERS THOSE CERTAIN PERSONS WHOSE NAMES ARE SET FORTH ON SCHEDULE A HERETO (WHO ARE THE "LIMITED PARTNERS" REFERRED TO ABOVE); TO REFLECT THE WITHDRAWAL FROM THE PARTNERSHIP OF THE ORIGINAL LIMITED PARTNER AND THE ASSIGNMENT OF THE ORIGINAL LIMITED PARTNER'S INTEREST IN THE PARTNERSHIP TO ENEX; AND TO REFLECT THE FACT THAT THE PARTNERSHIP HAS COMMENCED OPERATIONS.

                                    ARTICLE 1

                               CERTAIN DEFINITIONS

SECTION 1.1. DEFINED TERMS:

     "ACT" MEANS THE NEW JERSEY UNIFORM LIMITED PARTNERSHIP LAW (1976).

     "ADMINISTRATIVE COSTS" MEANS ALL CUSTOMARY AND ROUTINE EXPENSES INCURRED BY THE GENERAL PARTNER FOR THE CONDUCT OF PARTNERSHIP ADMINISTRATION, INCLUDING; LEGAL, FINANCE, ACCOUNTING, SECRETARIAL, TRAVEL, OFFICE RENT, TELEPHONE, DATA PROCESSING AND OTHER ITEMS OF A SIMILAR NATURE.

     WITH RESPECT TO THE GENERAL PARTNER, "AFFILIATE" MEANS (A) ANY PERSON DIRECTLY OR INDIRECTLY OWNING, CONTROLLING OR HOLDING WITH POWER TO VOTE 10% OR MORE OF THE OUTSTANDING VOTING SECURITIES OF THE GENERAL PARTNER; (B) ANY PERSON 10% OR MORE OF WHOSE OUTSTANDING VOTING SECURITIES ARE DIRECTLY OR INDIRECTLY OWNED, CONTROLLED OR HELD WITH POWER TO VOTE BY THE GENERAL PARTNER; (C) ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE GENERAL PARTNER; (D) ANY OFFICER, DIRECTOR OR PARTNER OF THE GENERAL PARTNER; AND (E) IF THE GENERAL PARTNER IS AN OFFICER, DIRECTOR OR PARTNER, ANY COMPANY FOR WHICH THE GENERAL PARTNER ACTS IN SUCH CAPACITY. NOTWITHSTANDING THE FOREGOING, FOR THE PURPOSES OF SECTION 9.3 BELOW, THE TERM "AFFILIATES" SHALL INCLUDE ONLY THOSE PERSONS PERFORMING SERVICES ON BEHALF OF THE PARTNERSHIP.

     "AFFILIATED LIMITED PARTNERSHIP" MEANS A LIMITED PARTNERSHIP OR OTHER ENTITY THAT IS AN AFFILIATE OF THE GENERAL PARTNER.

     "CAPITAL ACCOUNT" MEANS THE SEPARATE CAPITAL ACCOUNT MAINTAINED FOR EACH PARTNER AND UNITHOLDER PURSUANT TO ARTICLE 7.

     "CAPITAL CONTRIBUTIONS" MEANS, WITH RESPECT TO A PREDECESSOR PARTNERSHIP, THE TOTAL CAPITAL INVESTED IN SUCH PREDECESSOR PARTNERSHIP BY THE GENERAL AND LIMITED PARTNERS THEREOF.

     "CERTIFICATE"   REFERS  TO  THE   PARTNERSHIP'S   CERTIFICATE   OF  LIMITED
PARTNERSHIP FILED WITH THE SECRETARY OF STATE OF THE STATE OF NEW JERSEY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

     "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

     "CONSOLIDATION" MEANS THE CONSOLIDATION OF THE PREDECESSOR PARTNERSHIPS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT OF THE PARTNERSHIP DATED , 1996.

     "COST", WHEN USED WITH RESPECT TO PARTNERSHIP PROPERTY, MEANS THE COST OF SUCH PROPERTY ON THE BOOKS OF THE ENTITY OWNING IT. WITH RESPECT TO PROPERTY ACQUIRED FROM THE GENERAL PARTNER OR ITS AFFILIATES (EXCLUDING AFFILIATED LIMITED PARTNERSHIPS WHEN THE INTEREST OF THE GENERAL PARTNER IS IDENTICAL TO OR LESS THAN ITS INTEREST IN THE PARTNERSHIP), COST INCLUDES (1) THE SUM OF THE PRICES PAID BY THE GENERAL PARTNER OR ITS AFFILIATES TO AN UNAFFILIATED PERSON FOR SUCH PROPERTY, INCLUDING BONUSES; (2) TITLE INSURANCE OR EXAMINATION COSTS, BROKERS' COMMISSIONS, FILING FEES, RECORDING COSTS, TRANSFER TAXES, IF ANY, AND LIKE CHARGES IN CONNECTION WITH THE ACQUISITION OF SUCH PROPERTY; (3) A PRO RATA PORTION OF THE GENERAL PARTNER'S OR ITS AFFILIATES' ACTUAL, NECESSARY AND REASONABLE EXPENSES FOR SEISMIC AND GEOPHYSICAL SERVICES; (4) RENTALS AND AD VALOREM TAXES PAID BY THE GENERAL PARTNER OR ITS AFFILIATES TO THE DATE OF TRANSFER, AND INCOME TAXES INCURRED IN CONNECTION WITH THE TRANSACTIONS, IF ANY;
(5) INTEREST AND POINTS ACTUALLY INCURRED ON FUNDS USED BY THE GENERAL PARTNER OR ITS AFFILIATES TO ACQUIRE OR MAINTAIN SUCH PROPERTY; AND (6) SUCH PORTION OF THE REASONABLE, NECESSARY AND ACTUAL EXPENSES FOR GEOLOGICAL, GEOPHYSICAL, ENGINEERING, DRAFTING, ACCOUNTING, LEGAL AND OTHER LIKE SERVICES ALLOCATED TO THE PROPERTY COST IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND INDUSTRY STANDARDS. COST WILL NOT INCLUDE EXPENSES OF THE GENERAL PARTNER OR ITS AFFILIATES IN CONNECTION WITH THE PAST DRILLING OF WELLS WHICH, IN THE OPINION OF THE GENERAL PARTNER, ARE NOT PRODUCERS OF SUFFICIENT QUANTITIES OF OIL OR GAS TO MAKE COMMERCIALLY REASONABLE THEIR CONTINUED OPERATIONS, AND WILL NOT INCLUDE ANY EXPENSES SET FORTH IN (4), (5) AND (6) ABOVE INCURRED MORE THAN 36 MONTHS PRIOR TO THE PURCHASE OF THE PROPERTY BY THE PARTNERSHIP. WHEN USED WITH REFERENCE TO SERVICES, COST MEANS THE REASONABLE, NECESSARY AND ACTUAL EXPENSE INCURRED BY THE GENERAL PARTNER OR ITS AFFILIATES ON BEHALF OF THE PARTNERSHIP IN PROVIDING SUCH SERVICES, DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. WHEN USED WITH RESPECT TO PROPERTY ACQUIRED FROM, OR SERVICES PROVIDED BY, A PARTY OTHER THAN THE GENERAL PARTNER OR ITS AFFILIATES, THE TERM "COST" MEANS THE PRICE PAID FOR SUCH PROPERTY OR SERVICES IN AN ARM'S LENGTH TRANSACTION.

     "DEVELOPMENT WELL" REFERS TO A WELL DRILLED AS AN ADDITIONAL WELL TO THE SAME RESERVOIR AS OTHER PRODUCING WELLS ON A LEASE, OR DRILLED ON AN OFFSET LEASE USUALLY NOT MORE THAN ONE LOCATION AWAY FROM A WELL PRODUCING FROM THE SAME RESERVOIR. "DEVELOPMENT DRILLING" REFERS TO THE DRILLING OF DEVELOPMENT WELLS.

     "DIRECT COSTS" MEANS ALL ACTUAL AND NECESSARY COSTS DIRECTLY INCURRED FOR THE BENEFIT OF THE PARTNERSHIP AND GENERALLY ATTRIBUTABLE TO THE GOODS AND SERVICES PROVIDED TO THE PARTNERSHIP BY PARTIES OTHER THAN THE GENERAL PARTNER OR ITS AFFILIATES. DIRECT COSTS SHALL NOT INCLUDE ANY COST OTHERWISE CLASSIFIED AS ADMINISTRATIVE COSTS, OPERATING COSTS OR PROPERTY COSTS. DIRECT COSTS MAY INCLUDE THE COST OF SERVICES PROVIDED BY THE GENERAL PARTNER OR ITS AFFILIATES (OTHER THAN THE PRESIDENT OF THE GENERAL PARTNER) IF SUCH SERVICES ARE PROVIDED PURSUANT TO WRITTEN CONTRACTS AND IN COMPLIANCE WITH ARTICLE 9 OF THIS AGREEMENT. DIRECT COSTS WILL BE BILLED DIRECTLY TO AND PAID BY THE PARTNERSHIP TO THE EXTENT PRACTICABLE.

     A "FARMOUT" IS AN AGREEMENT WHEREBY THE OWNER OF A LEASEHOLD OR WORKING INTEREST AGREES TO ASSIGN HIS INTEREST IN SPECIFIC ACREAGE TO AN ASSIGNEE, RETAINING SOME INTEREST SUCH AS AN OVERRIDING ROYALTY INTEREST, AN OIL AND GAS PAYMENT, OFFSETTING ACREAGE OR OTHER TYPE OF INTEREST, SUBJECT TO THE DRILLING OF ONE OR MORE SPECIFIC WELLS OR OTHER PERFORMANCE BY THE ASSIGNEE AS A CONDITION OF THE ASSIGNMENT.

     THE "FISCAL YEAR" OF THE PARTNERSHIP IS THE TWELVE MONTH PERIOD ENDING DECEMBER 31.

     "GENERAL PARTNER" REFERS TO ENEX RESOURCES CORPORATION, A DELAWARE CORPORATION, THE SPONSOR OF THE PARTNERSHIP, AND ANY SUCCESSOR TO IT IN THAT CAPACITY. A "SPONSOR" IS ANY PERSON DIRECTLY OR INDIRECTLY INSTRUMENTAL IN ORGANIZING THE PARTNERSHIP OR ANY PERSON WHO WILL MANAGE OR PARTICIPATE IN THE MANAGEMENT OF THE PARTNERSHIP, INCLUDING THE GENERAL PARTNER AND ANY OTHER PERSON WHO REGULARLY PERFORMS OR SELECTS THE PERSON WHO PERFORMS 25% OR MORE OF THE EXPLORATORY, DEVELOPMENTAL OR PRODUCING ACTIVITIES OF THE PARTNERSHIP, OR SEGMENT THEREOF. "SPONSOR" DOES NOT INCLUDE WHOLLY INDEPENDENT THIRD PARTIES SUCH AS ATTORNEYS, ACCOUNTANTS, PLACEMENT AGENTS AND UNDERWRITERS WHOSE ONLY COMPENSATION IS FOR PROFESSIONAL SERVICES RENDERED IN CONNECTION WITH THE OFFERING OF INTERESTS.

     "INDEPENDENT EXPERT" MEANS A PERSON WITH NO MATERIAL RELATIONSHIP TO THE GENERAL PARTNER WHO IS QUALIFIED AND WHO IS IN THE BUSINESS OF RENDERING OPINIONS REGARDING THE VALUE OF OIL AND GAS PROPERTIES BASED UPON THE EVALUATION OF ALL PERTINENT ECONOMIC, FINANCIAL, GEOLOGIC AND ENGINEERING INFORMATION AVAILABLE TO THE GENERAL PARTNER.

     A "LEASE" IS A FULL OR PARTIAL INTEREST IN AN OIL AND GAS LEASE, LICENSE, CONCESSION, OR OTHER RIGHT AUTHORIZING THE OWNER TO EXPLORE FOR AND PRODUCE OIL AND GAS, AND ANY CONTRACTUAL RIGHT TO ACQUIRE ANY OF SUCH INTERESTS.

     "LIMITED   PARTNERS"  ARE   UNITHOLDERS  WHO  HAVE  BEEN  ADMITTED  TO  THE
PARTNERSHIP AS LIMITED PARTNERS IN ACCORDANCE WITH THESE ARTICLES AND THE ACT.

     PARTNERSHIP "NET REVENUES" REFERS TO THE EXCESS OF AGGREGATE PARTNERSHIP REVENUES, INCOME AND GAINS IN ANY PARTICULAR TIME PERIOD OVER THE AGGREGATE OPERATING COSTS, DIRECT COSTS AND ADMINISTRATIVE COSTS AND OTHER PARTNERSHIP COSTS AND EXPENSES (INCLUDING THE REPAYMENT OF PARTNERSHIP BORROWINGS, BUT EXCLUDING THE COSTS OF ACQUIRING PARTNERSHIP PROPERTIES), IN SUCH TIME PERIOD.

     "OPERATING COSTS" REFERS TO EXPENDITURES MADE AND COSTS INCURRED IN PRODUCING AND MARKETING OIL OR GAS FROM COMPLETED WELLS, INCLUDING, IN ADDITION TO LABOR, FUEL, REPAIRS, HAULING, MATERIALS, SUPPLIES, UTILITY CHARGES AND OTHER COSTS INCIDENT THERETO OR THEREFROM, AD VALOREM AND SEVERANCE TAXES, INSURANCE AND CASUALTY LOSS EXPENSE, AND COMPENSATION TO WELL OPERATORS OR OTHERS FOR SERVICES RENDERED IN CONDUCTING SUCH OPERATIONS. OPERATING COSTS INCLUDE THAT PORTION OF THE DIRECT COSTS AND ADMINISTRATIVE COSTS WHICH IS ALLOCABLE TO THE WORKING INTEREST IN AN OIL AND GAS PROPERTY.

     "ORIGINAL LIMITED PARTNER" REFERS TO THE PERSON WHO, AS A LIMITED PARTNER, EXECUTED THE PARTNERSHIP'S CERTIFICATE AS ORIGINALLY FILED WITH THE SECRETARY OF STATE OF THE STATE OF NEW JERSEY.

     AN "OVERRIDING ROYALTY" IS A ROYALTY INTEREST CREATED FROM A LEASE WHICH DOES NOT SURVIVE THE TERMINATION OF SUCH LEASE.

     "PARTNERS" REFERS TO THE GENERAL PARTNER AND THE LIMITED PARTNERS, COLLECTIVELY.

     "PARTNERSHIP"   MEANS  ENEX  CONSOLIDATED   PARTNERS,   L.P.,  THE  LIMITED
PARTNERSHIP FORMED PURSUANT TO THE ACT AND ORGANIZED PURSUANT TO THESE ARTICLES.

     "PARTNERSHIP PROPERTY(IES)" INCLUDES ALL INTERESTS, PROPERTIES AND RIGHTS OF ANY TYPE OWNED BY THE PARTNERSHIP AND INCLUDES WELL MACHINERY AND EQUIPMENT, GATHERING SYSTEMS, STORAGE FACILITIES, PIPELINES, REFINING, PROCESSING AND OTHER DOWNSTREAM FACILITIES, AND ANY OTHER EQUIPMENT AND PROPERTY ASSOCIATED WITH THE PRODUCTION, PROCESSING OR MARKETING OF OIL AND GAS, OTHER THAN OIL, GAS AND OTHER MINERALS
                                       B-3

PRODUCED BY THE PARTNERSHIP. INTERESTS IN OIL AND GAS PROPERTIES MAY INCLUDE WORKING INTERESTS, PRODUCTION PAYMENTS, ROYALTIES OR OVERRIDING ROYALTIES AND OTHER NON-WORKING AND NON-OPERATING INTERESTS.

     "PERSON" MEANS ANY INDIVIDUAL, PARTNERSHIP, CORPORATION, TRUST OR OTHER ENTITY.

     "PREDECESSOR PARTNERSHIP" MEANS A LIMITED PARTNERSHIP OF WHICH THE GENERAL PARTNER WAS THE GENERAL PARTNER WHICH DISSOLVED AND TERMINATED FOLLOWING THE TRANSFER OF ITS ASSETS TO THE PARTNERSHIP.

     "PRODUCING PROPERTY" IS PROPERTY PRODUCING OIL AND GAS IN COMMERCIAL QUANTITIES OR PROPERTY WITH SHUT-IN WELLS DEEMED CAPABLE BY THE GENERAL PARTNER OF PRODUCING OIL OR GAS IN COMMERCIAL QUANTITIES.

     A "PRODUCTION PAYMENT" IS AN INTEREST WHICH ENTITLES THE HOLDER TO RECEIVE A SPECIFIED SHARE OF GROSS PRODUCTION OF OIL, GAS OR OTHER MINERALS, OR THE PROCEEDS FROM THE SALE OF SUCH SHARE OF PRODUCTION (WHICH PROCEEDS MAY, IN SOME CASES, BE MEASURED BY A PERCENTAGE OF THE NET PROFITS REALIZED BY THE HOLDER OF THE UNDERLYING WORKING INTEREST), FREE OF THE COSTS OF PRODUCTION, HAVING AN EXPECTED ECONOMIC LIFE (AT TIME OF CREATION) OF SHORTER DURATION THAN THE ECONOMIC LIFE OF ONE OR MORE OF THE MINERAL PROPERTIES BURDENED THEREBY.

     A "PRODUCTION PURCHASE PARTNERSHIP" IS ANY PARTNERSHIP WHOSE INVESTMENT OBJECTIVE IS TO DIRECTLY ACQUIRE, HOLD, OPERATE, AND/OR DISPOSE OF PRODUCING OIL AND GAS PROPERTIES. SUCH A PARTNERSHIP MAY ACQUIRE ANY TYPE OF OWNERSHIP INTEREST IN A PRODUCING PROPERTY, INCLUDING, BUT NOT LIMITED TO, WORKING INTERESTS, ROYALTIES OR PRODUCTION PAYMENTS. A PARTNERSHIP WHICH SPENDS AT LEAST 90% OF CAPITAL CONTRIBUTIONS AND FUNDS BORROWED (EXCLUDING ORGANIZATION AND OFFERING COSTS) IN THE ABOVE-DESCRIBED ACTIVITIES IS PRESUMED TO BE A PRODUCTION PURCHASE PARTNERSHIP.

     A "PROSPECT" IS AN AREA COVERING LANDS WHICH ARE BELIEVED BY THE GENERAL PARTNER TO CONTAIN SUBSURFACE STRUCTURAL OR STRATIGRAPHIC CONDITIONS MAKING IT SUSCEPTIBLE TO THE ACCUMULATIONS OF HYDROCARBONS IN COMMERCIALLY PRODUCTIVE QUANTITIES AT ONE OR MORE HORIZONS. THE AREA, WHICH MAY BE DIFFERENT FOR DIFFERENT HORIZONS, SHALL BE DESIGNATED BY THE GENERAL PARTNER IN WRITING PRIOR TO THE CONDUCT OF PARTNERSHIP OPERATIONS AND SHALL BE ENLARGED OR CONTRACTED FROM TIME TO TIME ON THE BASIS OF SUBSEQUENTLY ACQUIRED INFORMATION TO DEFINE THE ANTICIPATED LIMITS OF THE ASSOCIATED HYDROCARBON RESERVES AND TO INCLUDE ALL ACREAGE ENCOMPASSED THEREIN. A "PROSPECT" WITH RESPECT TO A PARTICULAR HORIZON MAY BE LIMITED TO THE MINIMUM AREA PERMITTED BY STATE LAW OR LOCAL PRACTICE, WHICHEVER IS APPLICABLE, TO PROTECT AGAINST DRAINAGE FROM ADJACENT WELLS IF THE WELL TO BE DRILLED BY THE PROGRAM IS TO A HORIZON CONTAINING PROVED RESERVES.

     "PROVED RESERVES" ARE THOSE QUANTITIES OF CRUDE OIL, NATURAL GAS AND NATURAL GAS LIQUIDS WHICH UPON ANALYSIS OF GEOLOGIC AND ENGINEERING DATA APPEAR WITH REASONABLE CERTAINTY TO BE RECOVERABLE IN THE FUTURE FROM KNOWN OIL AND GAS RESERVOIRS UNDER EXISTING ECONOMIC AND OPERATING CONDITIONS. PROVED RESERVES ARE LIMITED TO THOSE QUANTITIES OF OIL AND GAS WHICH CAN BE EXPECTED, WITH LITTLE DOUBT, TO BE RECOVERABLE COMMERCIALLY AT CURRENT PRICES AND COSTS, UNDER EXISTING REGULATORY PRACTICES AND WITH EXISTING CONVENTIONAL EQUIPMENT AND OPERATING METHODS. PROVED RESERVES INCLUDES BOTH PROVED DEVELOPED RESERVES, WHICH CAN BE EXPECTED, WITH LITTLE DOUBT, TO BE RECOVERED FROM EXISTING WELLS USING EXISTING EQUIPMENT AND OPERATING METHODS AND PROVED UNDEVELOPED RESERVES, WHICH ARE RESERVES WHICH ARE EXPECTED TO BE RECOVERED FROM NEW WELLS ON UNDRILLED ACREAGE OR FROM EXISTING WELLS WHERE A RELATIVELY MAJOR EXPENDITURE IS REQUIRED FOR RECOMPLETION. RESERVES ON UNDRILLED ACREAGE SHALL BE LIMITED TO THOSE DRILLING UNITS OFFSETTING PRODUCTIVE UNITS, WHICH ARE VIRTUALLY CERTAIN OF PRODUCTION WHEN DRILLED AND, FOR OTHER UNDRILLED UNITS, ONLY WHERE IT CAN BE DEMONSTRATED WITH CERTAINTY THAT THERE IS CONTINUITY OF PRODUCTION FROM EXISTING PRODUCTIVE FORMATION. PROVED DEVELOPED RESERVES ALSO INCLUDES TWO SUBCATEGORIES:
PROVED

DEVELOPED PRODUCING RESERVES, WHICH ARE EXPECTED TO BE PRODUCED FROM ONE OR MORE EXISTING COMPLETION ZONES NOW OPEN FOR PRODUCTION IN AN EXISTING WELL, AND PROVED DEVELOPED NON-PRODUCING RESERVES, WHICH EXIST BEHIND THE CASING OR AT MINOR DEPTHS BELOW THE PRESENT DEPTH OF AN EXISTING WELL, WHICH ARE EXPECTED TO BE PRODUCED THROUGH THESE WELLS IN THE PREDICTABLE FUTURE, WHERE THE COST OF MAKING SUCH OIL AND GAS AVAILABLE FOR PRODUCTION IS RELATIVELY SMALL COMPARED TO THE COST OF A NEW WELL. ADDITIONAL OIL AND GAS EXPECTED TO BE OBTAINED THROUGH THE APPLICATION OF FLUID INJECTION OR OTHER IMPROVED RECOVERY TECHNIQUES FOR SUPPLEMENTING THE NATURAL FORCES AND MECHANISMS OF PRIMARY RECOVERY WILL BE INCLUDED AS "PROVED DEVELOPED RESERVES" ONLY AFTER TESTING BY A PILOT PROJECT OR AFTER THE OPERATION OF AN INSTALLED PROGRAM HAS CONFIRMED THROUGH PRODUCTION RESPONSE THAT INCREASED RECOVERY WILL BE ACHIEVED. UNDER NO CIRCUMSTANCES WILL ESTIMATES FOR PROVED UNDEVELOPED RESERVES BE ATTRIBUTABLE TO ANY ACREAGE FOR WHICH AN APPLICATION OF FLUID INJECTION OR OTHER IMPROVED RECOVERY TECHNIQUE IS CONTEMPLATED, UNLESS SUCH TECHNIQUES HAVE BEEN PROVED EFFECTIVE BY ACTUAL TESTS IN THE AREA AND IN THE SAME RESERVOIR.

     "ROLL-UP" MEANS A TRANSACTION INVOLVING THE ACQUISITION, MERGER, CONVERSION, OR CONSOLIDATION, EITHER DIRECTLY OR INDIRECTLY, OF THE PARTNERSHIP AND THE ISSUANCE OF SECURITIES OF A ROLL-UP ENTITY. THE TERM ROLL-UP DOES NOT
INCLUDE: (A) A TRANSACTION INVOLVING SECURITIES OF THE PARTNERSHIP THAT HAVE BEEN LISTED FOR AT LEAST 12 MONTHS ON A NATIONAL EXCHANGE OR TRADED THROUGH THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION NATIONAL MARKET SYSTEM; OR (B) A TRANSACTION INVOLVING THE CONVERSION TO CORPORATE, TRUST OR ASSOCIATION FORM OF ONLY THE PARTNERSHIP IF, AS A CONSEQUENCE OF THE
TRANSACTION,  THERE  WILL  BE NO  SIGNIFICANT  ADVERSE  CHANGE  IN  ANY  OF  THE
FOLLOWING: (1) VOTING RIGHTS; (2) THE TERM OF EXISTENCE OF THE PARTNERSHIP; (3) THE GENERAL PARTNER'S COMPENSATION; OR (4) THE PARTNERSHIP'S INVESTMENT OBJECTIVES.

     "ROLL-UP ENTITY" MEANS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY THAT WOULD BE CREATED OR SURVIVE AFTER THE SUCCESSFUL COMPLETION OF A PROPOSED ROLL-UP TRANSACTION.

     A "ROYALTY" OR "ROYALTY INTEREST" IS AN INTEREST ENTITLING THE HOLDER TO RECEIVE A SHARE OF GROSS PRODUCTION OF OIL, GAS OR OTHER MINERALS, OR THE PROCEEDS FROM THE SALE OF SUCH SHARE OF PRODUCTION (WHICH PROCEEDS MAY, IN SOME CASES, BE MEASURED BY A PERCENTAGE OF THE NET PROFITS REALIZED BY THE HOLDER OF THE UNDERLYING WORKING INTEREST), TO BE RECEIVED FREE AND CLEAR OF ALL COSTS OF DEVELOPMENT, OPERATION OR MAINTENANCE, AND HAVING NO CONTROL OVER DRILLING AND PRODUCTION ACTIVITIES. THE TERM "ROYALTY" OR "ROYALTY INTEREST" INCLUDES LANDOWNER'S ROYALTIES AND OVERRIDING ROYALTIES (INCLUDING NET PROFITS ROYALTIES).

     "SHARING RATIO" MEANS, WITH RESPECT TO A UNITHOLDER, THE RATIO BETWEEN THE NUMBER OF UNITS OWNED BY SUCH UNITHOLDER AND THE AGGREGATE NUMBER OF UNITS OWNED BY ALL UNITHOLDERS OF THE PARTNERSHIP AS AT THE TIME OF DETERMINATION.

     "UNITS" ARE LIMITED PARTNERSHIP INTERESTS IN THE PARTNERSHIP, TO EACH OF WHICH IS ALLOCABLE A SHARE OF THE PROFITS AND LOSSES OF THE PARTNERSHIP AND THE RIGHT TO RECEIVE DISTRIBUTIONS OF THE PARTNERSHIP'S ASSETS.

     "UNITHOLDERS" REFERS TO PERSONS WHO HOLD UNITS.

     "UNDEVELOPED LEASEHOLD INTERESTS" REFERS TO ALL INTERESTS IN OIL, GAS AND OTHER MINERAL LEASES EXCEPT THOSE PORTIONS OF SUCH LEASES INCLUDED WITHIN THE GOVERNMENTALLY DESIGNATED SPACING OR CONSERVATION UNIT IN WHICH A PRODUCING WELL IS LOCATED; OR, IF NO SPACING UNIT HAS BEEN DESIGNATED, IN THE CASE OF A PRODUCING OIL WELL, WITHIN THE REGULARLY SURVEYED QUARTER-QUARTER SECTION (40 ACRES) OR SUBSTANTIALLY EQUIVALENT LOTS OR TRACTS IN WHICH IT IS LOCATED; OR, IN THE CASE OF A PRODUCING GAS WELL, WITHIN THE REGULARLY SURVEYED QUARTER SECTION (160 ACRES) OR SUBSTANTIALLY EQUIVALENT LOTS OR TRACTS IN WHICH IT IS LOCATED.

     A "WORKING INTEREST" IS THE OPERATING INTEREST UNDER AN OIL AND GAS LEASE OR UNLEASED MINERAL INTEREST THE OWNER OF WHICH HAS THE RIGHT TO EXPLORE FOR, DEVELOP AND PRODUCE OIL AND GAS FROM AND TO OPERATE THE PROPERTIES SUBJECT TO SUCH INTEREST AND TO RECEIVE HIS PRO RATA SHARE OF THE OIL, GAS AND MINERALS PRODUCED FROM SUCH PROPERTIES OR THE PROCEEDS FROM THE SALE THEREOF, AND THE OBLIGATION TO PAY HIS PRO RATA SHARE OF ALL COSTS, INCLUDING COSTS OF DEVELOPMENT, OPERATION AND MAINTENANCE ASSOCIATED THEREWITH.

SECTION 1.2       CROSS-REFERENCES

     REFERENCES IN THESE ARTICLES TO PARTICULAR PARAGRAPHS, SECTIONS AND ARTICLES ARE, EXCEPT AS OTHERWISE EXPRESSLY INDICATED THEREIN, REFERENCES TO PARAGRAPHS, SECTIONS AND ARTICLES OF THESE ARTICLES.

                                    ARTICLE 2

                       STATUS AND BUSINESS OF PARTNERSHIP

SECTION 2.1.      STATUS

     THE PARTIES TO THESE ARTICLES INTEND HEREBY TO BE MEMBERS OF A LIMITED PARTNERSHIP PURSUANT TO THE ACT. THE GENERAL PARTNER SHALL NOT BE REQUIRED TO DELIVER OR MAIL A COPY OF THE CERTIFICATE OR ANY AMENDMENT THERETO TO ANY UNITHOLDER.

SECTION 2.2.      PARTNERSHIP NAME AND TITLE TO PROPERTIES

     THE NAME OF THE PARTNERSHIP SHALL BE THE NAME SET FORTH ABOVE. HOWEVER, THE BUSINESS OF THE PARTNERSHIP MAY BE CONDUCTED UNDER ANY NAME DEEMED NECESSARY OR DESIRABLE BY THE GENERAL PARTNER. TITLE TO PARTNERSHIP PROPERTIES WILL BE HELD IN THE NAME OF THE PARTNERSHIP OR IN THE NAME OF A SPECIAL NOMINEE ENTITY ORGANIZED FOR THE SOLE PURPOSE OF HOLDING RECORD TITLE TO OIL AND GAS PROPERTIES. THE NOMINEE ENTITY WILL ENGAGE IN NO OTHER BUSINESS AND INCUR NO OTHER LIABILITIES. IF PROPERTIES ARE HELD IN THE NAME OF A SPECIAL NOMINEE, EITHER A RULING FROM THE INTERNAL REVENUE SERVICE OR AN OPINION OF QUALIFIED TAX COUNSEL SHALL BE OBTAINED TO THE EFFECT THAT SUCH ARRANGEMENT SHALL NOT CHANGE THE OWNERSHIP STATUS OF THE PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES.

SECTION 2.3.      PURPOSES AND BUSINESS

     (A) THE PURPOSES AND BUSINESS OF THE PARTNERSHIP SHALL BE TO ACCEPT THE ASSETS AND LIABILITIES OF THE PREDECESSOR PARTNERSHIPS AND TO ACQUIRE, OWN, HOLD, OPERATE, DEVELOP AND SELL AND EXCHANGE OIL, GAS AND OTHER MINERAL PROPERTIES AND DIRECT AND INDIRECT INTERESTS THEREIN OF ALL KINDS; TO PROCESS, REFINE, TRANSPORT AND SELL AND MARKET OIL, GAS AND OTHER MINERALS AND THE PRODUCTS THEREOF; TO PURCHASE, LEASE, OWN, HOLD, OPERATE, SELL AND EXCHANGE ALL EQUIPMENT, MACHINERY, FACILITIES, SYSTEMS AND PLANTS APPROPRIATE FOR SUCH PURPOSES; AND TO ENGAGE IN OR PERFORM ANY AND ALL OTHER ACTS OR ACTIVITIES CUSTOMARY IN CONNECTION WITH OR INCIDENT, RELATED OR SIMILAR TO THE FOREGOING, INCLUDING, WITHOUT LIMITATION, THE DRILLING OF DEVELOPMENT WELLS OR THE
REWORKING, RECOMPLETING, DEEPENING OR SIDETRACKING OF EXISTING WELLS ON PRODUCING PROPERTIES. THE PARTNERSHIP MAY NOT ENGAGE IN EXPLORATORY DRILLING ACTIVITIES BUT MAY DRILL REPLACEMENT, SECONDARY OR TERTIARY RECOVERY, ACCELERATION OR OTHER SIMILAR WELLS AND MAY ENGAGE IN DEVELOPMENT DRILLING PROJECTS AS WELL. TO THE EXTENT NOT SPECIFICALLY SET FORTH IN THIS SECTION 2.3, THE PURPOSES AND BUSINESS OF THE PARTNERSHIP SHALL ALSO INCLUDE ALL OF THE RIGHTS AND POWERS OF THE PARTNERSHIP AND THE GENERAL PARTNER DESCRIBED IN THESE ARTICLES.

     (B) PARTNERSHIP REVENUES FROM THE SALE OF OIL AND GAS (EXCEPT AS MAY BE REQUIRED BY PARAGRAPH (D) OF THIS SECTION 2.3) MAY NOT BE USED FOR PRODUCING PROPERTY ACQUISITIONS. PARTNERSHIP REVENUES MAY,

HOWEVER, BE MORTGAGED, ENCUMBERED OR ASSIGNED TO SECURE PAYMENT OF LOANS USED TO PURCHASE PROPERTY INTERESTS AND MAY BE APPLIED TO PAY SUCH LOANS. PARTNERSHIP REVENUES MAY ALSO BE APPLIED TO THE PURCHASE OF UNITS OF LIMITED PARTNERS UNDER CERTAIN CIRCUMSTANCES, AS PROVIDED IN PARAGRAPH (D) OF THIS SECTION 2.3. PROCEEDS FROM THE SALE OR DISPOSITION OF PRODUCING OIL AND GAS PROPERTIES SHALL NOT BE USED FOR SUBSEQUENT PRODUCING PROPERTY ACQUISITIONS UNLESS PROPERTY IS SOLD FOR THE PURPOSE OF PROVIDING FUNDS TO ACQUIRE OTHER PROPERTIES AND, PRIOR TO THE CLOSING FOR THE SALE OF SUCH PROPERTY, THE GENERAL PARTNER HAS EARMARKED THE PROPERTY TO BE SOLD FOR SUCH PURPOSE. PARTNERSHIP REVENUES MAY BE USED FOR ALL OTHER PROPER PARTNERSHIP PURPOSES.

                  (C) ADDITIONAL PRODUCING PROPERTIES WILL BE PURCHASED ONLY IF THE PROPERTY IS LOCATED ON THE SAME GEOLOGICAL FEATURE AS OTHER PROPERTIES ACQUIRED BY THE PARTNERSHIP AND ONLY IF ACQUISITION OF THE ADDITIONAL PROPERTY IS NECESSARY TO PROTECT OR ENHANCE THE PARTNERSHIP'S HOLDINGS.

                  (D) THE PARTNERSHIP WILL PURCHASE THE UNITS OF ITS LIMITED PARTNERS WHO ELECT TO SELL THEIR UNITS AS PROVIDED IN ARTICLE 6. THE PARTNERSHIP'S ANNUAL OBLIGATION TO PURCHASE PRESENTED UNITS SHALL BE LIMITED, AND THE PURCHASE PRICE SHALL BE DETERMINED, IN ACCORDANCE WITH THE PROVISIONS OF
ARTICLE 6. INTERNALLY GENERATED FUNDS AND BORROWINGS SECURED BY PARTNERSHIP ASSETS MAY BE USED FOR THIS PURPOSE. THE PARTNERSHIP MAY ALSO PURCHASE A PORTION OF THE GENERAL PARTNER'S INTEREST IN THE PARTNERSHIP UNDER THE CIRCUMSTANCES DESCRIBED IN PARAGRAPH (D) OF SECTION 11.1.

                  (E) THE PARTNERSHIP GENERALLY WILL CONDUCT ITS BUSINESS IN THE UNITED STATES BUT MAY CONDUCT BUSINESS IN ANY OTHER COUNTRY.

SECTION 2.4.      OFFICES

                  (A) THE REGISTERED OFFICE OF THE PARTNERSHIP SHALL BE AT ENEX RESOURCES CORPORATION, C/O SATTERLEE STEPHENS BURKE & BURKE, 47 MAPLE STREET, SUMMIT, NEW JERSEY 07901, OR AT SUCH OTHER PLACE WITHIN THE STATE OF NEW JERSEY AS THE GENERAL PARTNER MAY CHOOSE FROM TIME TO TIME UPON WRITTEN NOTICE OF SUCH CHANGE TO THE UNITHOLDERS. THE REGISTERED AGENT OF THE PARTNERSHIP IS ENEX RESOURCES CORPORATION, WHICH MAINTAINS A BUSINESS OFFICE AT THE SAME ADDRESS AS THE REGISTERED OFFICE. THE PARTNERSHIP MAY MAINTAIN OTHER OFFICES AT PLACES DEEMED ADVISABLE BY THE GENERAL PARTNER.

                  (B) THE PRINCIPAL OFFICE OF THE PARTNERSHIP SHALL BE AT THE EXECUTIVE OFFICE OF THE GENERAL PARTNER AT 800 ROCKMEAD DRIVE, THREE KINGWOOD PLACE, SUITE 200, KINGWOOD, TEXAS 77339 OR AT SUCH OTHER PLACE WITHIN OR WITHOUT THE STATES OF NEW JERSEY, DELAWARE AND TEXAS AS THE GENERAL PARTNER MAY CHOOSE FROM TIME TO TIME UPON WRITTEN NOTICE OF SUCH CHANGE TO THE UNITHOLDERS.

SECTION 2.5.      TERM

                  THE PARTNERSHIP TERM COMMENCED ON THE DATE OF THE ORIGINAL FILING OF THE PARTNERSHIP'S CERTIFICATE. THE PARTNERSHIP SHALL CONTINUE, UNLESS SOONER TERMINATED, FOR SO LONG AS THE PARTNERSHIP HOLDS ANY PROPERTY, BUT IN NO EVENT BEYOND DECEMBER 31, 2015.

SECTION 2.6.      CERTIFICATION

                  THE PARTIES TO THESE ARTICLES SHALL FROM TIME TO TIME EXECUTE OR CAUSE TO BE EXECUTED ALL CERTIFICATES AND OTHER DOCUMENTS AND DO OR CAUSE TO BE DONE ALL SUCH FILING, RECORDING, PUBLISHING AND OTHER ACTS AS MAY BE DEEMED NECESSARY OR APPROPRIATE BY THE GENERAL PARTNER IN ORDER TO COMPLY WITH THE REQUIREMENTS OF LAW FOR THE FORMATION AND OPERATION OF A LIMITED PARTNERSHIP IN NEW JERSEY AND FOR

THE OPERATION OF A LIMITED PARTNERSHIP IN ALL OTHER JURISDICTIONS WHERE THE PARTNERSHIP SHALL CONDUCT BUSINESS.

                                    ARTICLE 3

                          CONTRIBUTIONS OF THE PARTNERS

                          SECTION 3.1. GENERAL PARTNER

                  (A) THE GENERAL PARTNER'S CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP, AS GENERAL PARTNER, SHALL CONSIST OF ITS SHARE, AS GENERAL PARTNER, OF THE ASSETS NET OF LIABILITIES TRANSFERRED TO THE PARTNERSHIP BY EACH PREDECESSOR PARTNERSHIP. THE GENERAL PARTNER WILL MAKE CASH CONTRIBUTIONS TO THE CAPITAL OF THE PARTNERSHIP FROM TIME TO TIME TO THE EXTENT NECESSARY TO ENABLE THE PARTNERSHIP TO PAY THOSE PARTNERSHIP COSTS CHARGEABLE TO THE ACCOUNT OF THE GENERAL PARTNER AS PROVIDED IN THESE ARTICLES. THE DIRECT PAYMENT BY THE GENERAL PARTNER OF A COST CHARGEABLE TO ITS ACCOUNT SHALL BE DEEMED TO BE A CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP.

                  (B) THE GENERAL  PARTNER ALSO MAY PURCHASE  UNITS  PURSUANT TO
ARTICLE 6. THE GENERAL PARTNER WILL PARTICIPATE TO THE EXTENT OF ITS PURCHASE OF SUCH UNITS IN THE SAME MANNER AS IF THE GENERAL PARTNER WERE A SUBSTITUTED LIMITED PARTNER (AS DESCRIBED IN SECTION 8.5) HOLDING SUCH UNITS.

                  (C) THE GENERAL PARTNER SHALL MAKE ADDITIONAL CAPITAL CONTRIBUTIONS AS REQUIRED SO THAT ITS CAPITAL ACCOUNT BALANCE SHALL, AT ALL TIMES DURING THE TERM OF THE PARTNERSHIP, EQUAL THE LESSER OF ONE (1) PERCENT OF TOTAL POSITIVE CAPITAL ACCOUNT BALANCES OF THE PARTNERSHIP OR $500,000. TO THE EXTENT THAT ANY SUCH ADDITIONAL CAPITAL CONTRIBUTIONS ARE REQUIRED, THE GENERAL PARTNER SHALL RECEIVE UNITS IN CONSIDERATION THEREFOR.

SECTION 3.2.      UNITHOLDERS

                  A UNITHOLDER'S CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP (INCLUDING THE GENERAL PARTNER'S CONTRIBUTION AS A UNITHOLDER) SHALL CONSIST OF HIS SHARE, AS A LIMITED PARTNER OR THE HOLDER OF A LIMITED PARTNERSHIP INTEREST, OF THE ASSETS NET OF LIABILITIES TRANSFERRED TO THE PARTNERSHIP BY THE PREDECESSOR PARTNERSHIP OF WHICH HE WAS A LIMITED PARTNER OR THE HOLDER OF A LIMITED PARTNERSHIP INTEREST AND THE AMOUNT OF ANY LIABILITIES OF A PREDECESSOR PARTNERSHIP CONTRIBUTED TO THE PARTNERSHIP IN EXCHANGE FOR UNITS.

SECTION 3.3.      PARTNERSHIP CAPITAL

                  (A) NO  PARTNER OR  UNITHOLDER  SHALL BE  ENTITLED  TO BE PAID
INTEREST ON ANY CAPITAL CONTRIBUTED TO THE PARTNERSHIP OR TO WITHDRAW HIS CONTRIBUTION, OR TO RECEIVE ANY RETURN OF ANY PORTION OF HIS CONTRIBUTION, EXCEPT AS OTHERWISE PROVIDED IN THESE ARTICLES.

                  (B) ALL CONTRIBUTIONS TO THE CAPITAL OF THE PARTNERSHIP MAY BE USED FOR ALL THE PURPOSES OF THE PARTNERSHIP AND AS OTHERWISE PROVIDED IN THESE ARTICLES.

SECTION 3.4.      LIABILITY OF PARTNERS; LOANS

                  (A) THE LIABILITY OF THE UNITHOLDERS SHALL BE LIMITED AS SET FORTH IN THE ACT AND NO UNITHOLDER SHALL BE REQUIRED TO MAKE ANY CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP EXCEPT HIS CONTRIBUTION AS SET FORTH IN THE PARTNERSHIP'S CERTIFICATE.

                  (B) NOTHING IN THESE ARTICLES SHALL PREVENT A UNITHOLDER FROM MAKING ANY LOAN TO THE PARTNERSHIP BY AGREEMENT WITH THE PARTNERSHIP; PROVIDED, HOWEVER, THAT NO UNITHOLDER SHALL RECEIVE OR HOLD AS COLLATERAL SECURITY ANY PARTNERSHIP PROPERTY.

SECTION 3.5.      STATUS OF NON-LIMITED PARTNER UNITHOLDERS

                  (A) UNITHOLDERS WHO ARE NOT LIMITED PARTNERS SHALL HAVE THE STATUS OF ASSIGNEES OF LIMITED PARTNERSHIP INTERESTS UNDER THE ACT.

                  (B) EXCEPT AS OTHERWISE PROVIDED IN SECTION 8.5 WITH RESPECT TO THE TRANSFER OF UNITS, THE GENERAL PARTNER SHALL BE THE LIMITED PARTNER OF RECORD WITH RESPECT TO ALL UNITS HELD BY UNITHOLDERS WHO ARE NOT ADMITTED TO THE PARTNERSHIP AS LIMITED PARTNERS; PROVIDED, HOWEVER, THAT ANY VOTING RIGHTS TO WHICH SUCH UNITHOLDERS WOULD BE ENTITLED WERE THEY LIMITED PARTNERS WILL BE EXERCISED BY THE GENERAL PARTNER IN PROPORTION TO THE VOTES CAST BY LIMITED PARTNERS.

                  (C) A UNITHOLDER WHO IS NOT A LIMITED PARTNER MAY REQUEST ADMISSION TO THE PARTNERSHIP AS A LIMITED PARTNER AT ANY TIME; AND UPON SUCH UNITHOLDER'S (I) SATISFACTION OF THE OBLIGATION TO MAKE THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN SECTION 10.1 AND (II) EXECUTION AND DELIVERY OF THE POWER OF ATTORNEY CONTAINED IN SECTION 10.3, HE SHALL BE SO ADMITTED TO THE PARTNERSHIP BY THE GENERAL PARTNER.

                                    ARTICLE 4

                 ALLOCATION OF COSTS AND REVENUES; DISTRIBUTIONS

                   SECTION 4.1. ALLOCATION AMONG UNITHOLDERS

                  THE UNITHOLDERS (WHICH TERM INCLUDES, FOR ALL PURPOSES UNDER THIS ARTICLE 4, THE GENERAL PARTNER WITH RESPECT TO UNITS OWNED BY IT) SHALL SHARE THE PARTNERSHIP'S REVENUES, GAINS, COSTS, EXPENSES, LOSSES AND OTHER CHARGES AND LIABILITIES ALLOCATED TO THEM PURSUANT TO THE SUBSEQUENT SECTIONS OF THIS ARTICLE 4 PRO RATA IN ACCORDANCE WITH THEIR RESPECTIVE SHARING RATIOS.

SECTION 4.2. ALLOCATION OF COSTS AND REVENUES BETWEEN UNITHOLDERS AND GENERAL PARTNER

                  (A) EXCEPT AS OTHERWISE PROVIDED IN SUBSEQUENT SECTIONS OF THIS ARTICLE 4, ALL PARTNERSHIP COSTS (INCLUDING, WITHOUT LIMITATION, DIRECT COSTS, ADMINISTRATIVE COSTS, THE COSTS OF PLANNING AND DEVELOPING THE
CONSOLIDATION AND PRESENTING IT TO THE EQUITY OWNERS OF THE PREDECESSOR PARTNERSHIPS, AS WELL AS THE COSTS OF ORGANIZING THE PARTNERSHIP AND THE COSTS OF THE CONSOLIDATION ITSELF) AND REVENUES SHALL BE ALLOCATED 3.29% TO THE GENERAL PARTNER AND 96.71% TO THE UNITHOLDERS.

                  (B) THE GENERAL PARTNER WILL BE ENTITLED TO REIMBURSEMENT FROM THE PARTNERSHIP FOR THE UNITHOLDERS' ALLOCABLE PORTION OF ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE PARTNERSHIP'S BUSINESS AND PAID BY THE GENERAL PARTNER, AND FOR THE UNITHOLDERS' ALLOCABLE PORTION OF ALL DIRECT COSTS AND ADMINISTRATIVE COSTS; PROVIDED, HOWEVER, THAT REIMBURSEMENT OF ADMINISTRATIVE COSTS SHALL BE LIMITED TO AN ANNUAL MAXIMUM REIMBURSABLE AMOUNT EQUAL TO 2% OF AGGREGATE CAPITAL CONTRIBUTIONS TO THE PREDECESSOR PARTNERSHIPS; AND PROVIDED FURTHER, THAT REIMBURSEMENT AS DIRECT COSTS OF SALARIES OF EXECUTIVE OFFICERS OF THE GENERAL PARTNER FOR PROFESSIONAL SERVICES SHALL BE LIMITED TO AN ANNUAL MAXIMUM REIMBURSABLE AMOUNT EQUAL TO .4% OF AGGREGATE CAPITAL CONTRIBUTIONS TO THE PREDECESSOR PARTNERSHIPS.

                  (C) ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, WITH THE EXCEPTION OF PARAGRAPH (C) OF SECTION 4.3, THE GENERAL PARTNER MAY REDUCE ITS REVENUE INTEREST AND CORRESPONDINGLY INCREASE THE REVENUE INTEREST OF THE LIMITED PARTNERS IF REQUIRED BY LAW IN ORDER FOR THE GENERAL PARTNER OR ITS AFFILIATES TO PARTICIPATE IN TRANSACTIONS WITH THE PARTNERSHIP OR ITS LIMITED PARTNERS OR FOR THE PARTNERSHIP TO PARTICIPATE IN TRANSACTIONS WITH AFFILIATES OF THE GENERAL PARTNER OR THEIR LIMITED PARTNERS.

SECTION 4.3.      SPECIAL ALLOCATIONS

                  THE FOLLOWING SPECIAL ALLOCATIONS SHALL BE MADE IN THE FOLLOWING ORDER:

                  (A) MINIMUM GAIN CHARGEBACK.  EXCEPT AS OTHERWISE  PROVIDED IN
SECTION 1.704-2(F) OF THE TREASURY REGULATIONS, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS ARTICLE 4, IF THERE IS A NET DECREASE IN PARTNERSHIP MINIMUM GAIN DURING ANY FISCAL YEAR, EACH PARTNER SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP INCOME AND GAIN FOR SUCH FISCAL YEAR (AND, IF NECESSARY, SUBSEQUENT FISCAL YEARS) IN AN AMOUNT EQUAL TO SUCH PARTNER'S SHARE OF THE NET DECREASE IN PARTNERSHIP MINIMUM GAIN, DETERMINED IN ACCORDANCE WITH TREASURY REGULATIONS
SECTION 1.704-2(G). ALLOCATIONS PURSUANT TO THE PREVIOUS SENTENCE SHALL BE MADE IN PROPORTION TO THE RESPECTIVE AMOUNTS REQUIRED TO BE ALLOCATED TO EACH PARTNER PURSUANT THERETO. THE ITEMS TO BE SO ALLOCATED SHALL BE DETERMINED IN ACCORDANCE WITH SECTIONS 1.704-2(F)(6) AND 1.704-2(J)(2) OF THE TREASURY REGULATIONS. THIS
SECTION 4.3(A) IS INTENDED TO COMPLY WITH THE MINIMUM GAIN CHARGEBACK REQUIREMENT IN SECTION 1.704-1(F) OF THE TREASURY REGULATIONS AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

                  (B) PARTNER MINIMUM GAIN CHARGEBACK. EXCEPT AS OTHERWISE PROVIDED IN SECTION 1.704-1(I)(4) OF THE TREASURY REGULATIONS, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS ARTICLE 4, IF THERE IS A NET DECREASE IN PARTNER NONRECOURSE DEBT MINIMUM GAIN ATTRIBUTABLE TO A PARTNER NONRECOURSE DEBT DURING ANY FISCAL YEAR, EACH PARTNER WHO HAS A SHARE OF THE PARTNER NONRECOURSE DEBT MINIMUM GAIN ATTRIBUTABLE TO SUCH PARTNER NONRECOURSE DEBT, DETERMINED IN ACCORDANCE WITH SECTION 1.704-2(I)(5) OF THE TREASURY REGULATIONS, SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP INCOME AND GAIN FOR SUCH FISCAL YEAR (AND, IF NECESSARY, SUBSEQUENT FISCAL YEARS) IN AN AMOUNT EQUAL TO SUCH PARTNER'S SHARE OF THE NET DECREASE IN PARTNER NONRECOURSE DEBT MINIMUM GAIN ATTRIBUTABLE TO SUCH PARTNER NONRECOURSE DEBT, DETERMINED IN ACCORDANCE WITH TREASURY REGULATIONS SECTION 1.704-2(I)(4). ALLOCATIONS PURSUANT TO THE PREVIOUS SENTENCE SHALL BE MADE IN PROPORTION TO THE RESPECTIVE AMOUNTS REQUIRED TO BE ALLOCATED TO EACH PARTNER PURSUANT THERETO. THE ITEMS TO BE SO ALLOCATED SHALL BE DETERMINED IN ACCORDANCE WITH SECTIONS 1.704-2(I)(4) AND 1.704-2(J)(2) OF THE TREASURY REGULATIONS. THIS SECTION 4.3(B) IS INTENDED TO COMPLY WITH THE MINIMUM GAIN CHARGEBACK REQUIREMENT IN SECTION 1.704-2(I)(4) OF THE TREASURY REGULATIONS AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

                  (C) QUALIFIED INCOME OFFSET. IN THE EVENT THAT ANY UNITHOLDER UNEXPECTEDLY RECEIVES ANY ADJUSTMENTS, ALLOCATIONS, OR DISTRIBUTIONS DESCRIBED IN TREASURY REGULATION SECTION 1.704-1(B)(2)(II(D)(4), (5), OR (6), WHICH WOULD CAUSE THE NEGATIVE BALANCE IN SUCH UNITHOLDER'S CAPITAL ACCOUNT TO EXCEED THE SUM OF (I) HIS OBLIGATION TO RESTORE A CAPITAL ACCOUNT DEFICIT UPON LIQUIDATION OF THE PARTNERSHIP, PLUS (II) HIS DISTRIBUTIVE SHARE OF MINIMUM GAIN, ITEMS OF PARTNERSHIP INCOME AND GAIN SHALL BE SPECIALLY ALLOCATED TO SUCH UNITHOLDER IN AN AMOUNT AND MANNER SUFFICIENT TO ELIMINATE, TO THE EXTENT REQUIRED BY THE TREASURY REGULATIONS, SUCH EXCESS NEGATIVE BALANCE IN HIS CAPITAL ACCOUNT AS QUICKLY AS POSSIBLE, PROVIDED THAT AN ALLOCATION PURSUANT TO THIS SECTION 4.3(C) SHALL BE MADE ONLY IF AND ONLY TO THE EXTENT THAT SUCH UNITHOLDER WOULD HAVE A NEGATIVE BALANCE IN HIS CAPITAL ACCOUNT AFTER ALL ALLOCATIONS PROVIDED FOR IN THIS ARTICLE 4 HAVE BEEN TENTATIVELY MADE AS IF THIS SECTION 4.3(C) WERE NOT IN THESE ARTICLES. THIS SECTION 4.3(C) IS INTENDED TO COMPLY WITH THE ALTERNATIVE TEST FOR ECONOMIC EFFECT IN SECTION 1.704-1(B)(2)(II)(D) OF THE TREASURY REGULATIONS AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

                  (D) GROSS INCOME ALLOCATION. IN THE EVENT ANY UNITHOLDER HAS A DEFICIT CAPITAL ACCOUNT AT THE END OF ANY FISCAL YEAR THAT IS IN EXCESS OF THE SUM OF (I) THE AMOUNT SUCH UNITHOLDER IS OBLIGATED TO RESTORE PURSUANT TO ANY PROVISION OF THIS AGREEMENT, AND (II) THE AMOUNT SUCH UNITHOLDER IS DEEMED TO BE OBLIGATED TO RESTORE PURSUANT TO THE SECTIONS 1.704-2(G)(1) AND 1.704-2(I)(5) OF THE TREASURY REGULATIONS, SUCH UNITHOLDER SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP INCOME AND GAIN IN THE AMOUNT OF SUCH EXCESS AS QUICKLY AS POSSIBLE, PROVIDED THAT AN ALLOCATION PURSUANT TO THIS SECTION 4.3(D) SHALL BE MADE ONLY IF AND TO THE EXTENT THAT SUCH UNITHOLDER WOULD HAVE A DEFICIT CAPITAL ACCOUNT IN EXCESS OF SUCH SUM AFTER ALL OTHER ALLOCATIONS PROVIDED FOR IN THIS ARTICLE 4 HAVE BEEN TENTATIVELY MADE AS IF SECTION 4.3(C) HEREOF AND THIS SECTION 4.3(D) WERE NOT IN THESE ARTICLES.

                  (E) NONRECOURSE DEDUCTIONS. NONRECOURSE DEDUCTIONS FOR ANY FISCAL YEAR SHALL BE ALLOCATED PURSUANT TO SECTIONS 4.1 AND 4.2.

                  (F) PARTNER NONRECOURSE DEDUCTIONS. ANY PARTNER NONRECOURSE DEDUCTIONS FOR ANY FISCAL YEAR SHALL BE SPECIALLY ALLOCATED TO THE PARTNER WHO BEARS THE ECONOMIC RISK OF LOSS WITH RESPECT TO THE PARTNER NONRECOURSE DEBT TO WHICH SUCH PARTNER NONRECOURSE DEDUCTIONS ARE ATTRIBUTABLE IN ACCORDANCE WITH TREASURY REGULATIONS SECTION 1.704-2(I)(1).

                  FOR THE PURPOSES OF THIS SECTION 4.3 AND SECTION 4.4 THE TERM PARTNER SHALL INCLUDE UNITHOLDERS TO THE EXTENT NECESSARY FOR ALLOCATIONS TO COMPLY WITH THE TREASURY REGULATIONS.

SECTION 4.4.      CURATIVE ALLOCATIONS

                   THE ALLOCATIONS SET FORTH IN SECTIONS 4.3(A), 4.3(B), 4.3(C), 4.3(D), 4.3(E), AND 4.3(F) AND HEREOF (THE "REGULATORY ALLOCATIONS") ARE INTENDED TO COMPLY WITH CERTAIN REQUIREMENTS OF THE TREASURY REGULATIONS. IT IS THE INTENT OF THE PARTNERS THAT, TO THE EXTENT POSSIBLE, ALL REGULATORY ALLOCATIONS SHALL BE OFFSET EITHER WITH OTHER REGULATORY ALLOCATIONS OR WITH SPECIAL ALLOCATIONS OF OTHER ITEMS OF PARTNERSHIP INCOME, GAIN, LOSS, OR
DEDUCTION PURSUANT TO THIS SECTION 4.4. THEREFORE, NOTWITHSTANDING ANY OTHER PROVISION OF THIS ARTICLE 4 (OTHER THAN THE REGULATORY ALLOCATIONS), THE GENERAL PARTNER SHALL MAKE SUCH OFFSETTING SPECIAL ALLOCATIONS OF PARTNERSHIP INCOME, GAIN, LOSS OR DEDUCTION IN WHATEVER MANNER IT DETERMINES APPROPRIATE SO THAT, AFTER SUCH OFFSETTING ALLOCATIONS ARE MADE, EACH PARTNER'S CAPITAL ACCOUNT BALANCE IS, TO THE EXTENT POSSIBLE, EQUAL TO THE CAPITAL ACCOUNT BALANCE SUCH PARTNER WOULD HAVE HAD IF THE REGULATORY ALLOCATIONS WERE NOT PART OF THESE ARTICLES AND ALL PARTNERSHIP ITEMS WERE ALLOCATED PURSUANT TO SECTIONS 4.1 AND
4.2 HEREOF. IN EXERCISING ITS DISCRETION UNDER THIS SECTION 4.4, THE GENERAL PARTNER SHALL TAKE INTO ACCOUNT FUTURE REGULATORY ALLOCATIONS UNDER SECTIONS 4.3(A) AND 4.3(B) THAT, ALTHOUGH NOT YET MADE, ARE LIKELY TO OFFSET OTHER REGULATORY ALLOCATIONS PREVIOUSLY MADE UNDER SECTIONS 4.3(E) AND 4.3(F).

SECTION 4.5.      REPAYMENT OF PARTNERSHIP BORROWINGS

                  ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, THE REPAYMENT OF PARTNERSHIP BORROWINGS (EXCLUSIVE OF INTEREST) ASSUMED BY THE PARTNERSHIP UPON THE ACCEPTANCE OF THE ASSETS AND LIABILITIES OF THE PREDECESSOR PARTNERSHIPS AND PARTNERSHIP BORROWINGS (EXCLUSIVE OF INTEREST) THE PROCEEDS OF WHICH ARE USED TO ACQUIRE EITHER PRODUCING PROPERTIES OR UNITS, SHALL BE MADE OUT OF THE UNITHOLDERS' SHARE OF NET REVENUES AS SET FORTH IN THIS ARTICLE 4.

SECTION 4.6.      PROCEEDS FROM THE SALE OF PROPERTY

                  IN THE EVENT ANY PARTNERSHIP PROPERTY IS SOLD OR EXCHANGED OTHER THAN IN A TRANSACTION DESCRIBED IN SECTION 4.8, THEN THE NET PROCEEDS OF SUCH SALE OR EXCHANGE (WITH NET PROCEEDS MEANING GROSS PROCEEDS LESS SELLING EXPENSES AND OTHER COSTS ASSOCIATED WITH SUCH TRANSACTION, IF ANY) SHALL FIRST BE TENTATIVELY ALLOCATED TO THE UNITHOLDERS AND THE GENERAL PARTNER AS IF SUCH NET PROCEEDS WERE REVENUES ALLOCATED PURSUANT TO SECTION 4.2 (THE AMOUNT SO ALLOCATED TO THE GENERAL PARTNER BEING REFERRED TO IN THIS SECTION 4.6 AS ITS "TENTATIVE ALLOCATION"). SUCH NET PROCEEDS SHALL THEN BE ALLOCATED AS FOLLOWS:

                                    (I) THE  UNITHOLDERS  SHALL BE CREDITED WITH
                  SUCH PORTION OF THE NET PROCEEDS AS EQUALS THE AMOUNT AT WHICH THE PROPERTY SOLD OR EXCHANGED IS CARRIED ON THE BOOKS OF THE PARTNERSHIP IF IT WAS PURCHASED BY THE PARTNERSHIP OR, IF CONTRIBUTED TO THE PARTNERSHIP, ITS ADJUSTED BASIS AT THE TIME OF CONTRIBUTION, LESS ACCUMULATED COST RECOVERY DEDUCTIONS WITH RESPECT THERETO, IN PROPORTION TO THEIR INTERESTS IN SUCH AMOUNT. (FOR PURPOSES OF THIS PARAGRAPH, THE UNITHOLDERS' INTERESTS IN SUCH AMOUNT SHALL CORRESPOND TO THEIR RESPECTIVE SHARES OF THE COST OR ADJUSTED BASIS OF SUCH PROPERTY AS REFLECTED ON THE PARTNERSHIP'S BOOKS, LESS THE COST RECOVERY DEDUCTIONS ATTRIBUTABLE TO SUCH PROPERTY CHARGED TO THEIR RESPECTIVE CAPITAL ACCOUNTS.)

                                    (II)  THE  GENERAL  PARTNER  SHALL  THEN  BE
                  ALLOCATED SUCH PORTION OF ANY REMAINING NET PROCEEDS AS EQUALS THE SUM OF THE GENERAL PARTNER'S TENTATIVE ALLOCATION AND AN AMOUNT EQUAL TO THE EXCESS OF THE SUM OF THE GENERAL PARTNER'S TENTATIVE ALLOCATIONS OF THE PROCEEDS OF ALL SALES OR EXCHANGES OF PARTNERSHIP PROPERTY OVER THE SUM OF THE GENERAL PARTNER'S ACTUAL SHARES OF THE PROCEEDS OF SUCH SALES OR EXCHANGES.

                                    (III) ANY NET PROCEEDS THEN REMAINING SHALL
                  BE ALLOCATED TO THE UNITHOLDERS.

SECTION 4.7.      REINVESTMENT IN PROPERTIES

                  NOTWITHSTANDING THE PROVISIONS OF SECTION 4.6, IF PROPERTY IS SOLD FOR THE PURPOSE OF PROVIDING FUNDS TO ACQUIRE OTHER PROPERTIES AND, PRIOR TO THE CLOSING FOR THE SALE OF SUCH PROPERTY, THE GENERAL PARTNER HAS EARMARKED THE PROPERTY TO BE SOLD FOR SUCH PURPOSE, THEN THE GAIN RESULTING FROM THE SALE OF SUCH PROPERTY (I.E., THE AMOUNTS THAT WOULD OTHERWISE BE ALLOCATED PURSUANT TO SUBPARAGRAPHS (II) AND (III) OF SECTION 4.6) SHALL BE ALLOCATED TO THE UNITHOLDERS.

SECTION 4.8.      ADJUSTMENTS

                  (A) IF A TRANSFEREE OF UNITS IS PERMITTED TO EXCHANGE SUCH UNITS FOR A PRO RATA SHARE OF PARTNERSHIP NET ASSETS PURSUANT TO SECTION 8.8, THE GENERAL PARTNER'S AND UNITHOLDERS' SHARES OF COSTS AND REVENUES SHALL BE CORRESPONDINGLY ADJUSTED SO THAT THEIR SUM SHALL EQUAL 100%, TO TAKE INTO
ACCOUNT THE SHARE OF SUCH COSTS AND REVENUES ATTRIBUTABLE TO THE DISTRIBUTED PARTNERSHIP ASSETS.

                  (B) IF THE PARTNERSHIP PURCHASES UNITS PURSUANT TO ARTICLE 6 AND THE GENERAL PARTNER DETERMINES THAT THE PARTNERSHIP SHOULD CANCEL SUCH UNITS, THE GENERAL PARTNER'S AND UNITHOLDERS' SHARES OF COSTS AND REVENUES SHALL BE CORRESPONDINGLY ADJUSTED SO THAT THEIR SUM SHALL EQUAL 100%, TO TAKE INTO ACCOUNT THE SHARE OF COSTS AND REVENUES ATTRIBUTABLE TO THE CANCELLED UNITS.

                  (C) IF AT ANY TIME IT IS DETERMINED THAT THE ALLOCATION PROVISIONS SET FORTH IN THIS ARTICLE 4 DO NOT RESULT IN THE GENERAL PARTNER BEING ALLOCATED AT LEAST 1% OF EACH MATERIAL ITEM OF PARTNERSHIP INCOME, GAIN, LOSS, DEDUCTION OR CREDIT, THEN THIS PARAGRAPH SHALL BECOME OPERATIVE AND CAUSE THE GENERAL PARTNER TO BE ALLOCATED SO MUCH MORE OF EACH OF THOSE ITEMS AS WILL CAUSE IT TO BE ALLOCATED AT ALL TIMES 1% OF

EACH SUCH MATERIAL ITEM OF PARTNERSHIP INCOME, GAIN, LOSS, DEDUCTION OR CREDIT. TO THE EXTENT THAT ADDITIONAL COST ITEMS ARE ALLOCATED TO THE GENERAL PARTNER PURSUANT TO THE PRECEDING SENTENCE, IT WILL CONTRIBUTE TO THE PARTNERSHIP SUFFICIENT ADDITIONAL FUNDS AS ARE NECESSARY TO PAY THE ADDITIONALLY ALLOCATED ITEMS; PROVIDED, HOWEVER, THAT ANY SPECIAL ALLOCATIONS MADE PURSUANT TO THIS PARAGRAPH SHALL BE OFFSET BY FUTURE ALLOCATIONS SO AS TO PLACE THE GENERAL PARTNER IN THE SAME POSITION AS IF NO SPECIAL ALLOCATIONS HAD BEEN MADE PURSUANT TO THIS PARAGRAPH, AND ANY FUNDS CONTRIBUTED BY THE GENERAL PARTNER TO FUND COST ITEMS ALLOCATED TO IT SHALL BE DISTRIBUTED AT SUCH TIME AS THE OFFSETTING INCOME ALLOCATION IS MADE TO THE GENERAL PARTNER.

SECTION 4.9.      DISTRIBUTIONS

                  (A) NOT LESS OFTEN THAN QUARTERLY, THE GENERAL PARTNER WILL REVIEW THE PARTNERSHIP'S ACCOUNTS TO DETERMINE WHETHER CASH DISTRIBUTIONS ARE APPROPRIATE. THE PARTNERSHIP WILL DISTRIBUTE SUCH CASH FUNDS AS THE GENERAL PARTNER DEEMS UNNECESSARY TO RETAIN IN THE PARTNERSHIP TO THE UNITHOLDERS IN
THEIR SHARING RATIOS. CASH DISTRIBUTIONS FROM THE PARTNERSHIP TO THE GENERAL PARTNER SHALL BE MADE ONLY OUT OF FUNDS PROPERLY ALLOCATED TO ITS ACCOUNT.

                  (B)   ANYTHING   TO   THE    CONTRARY   IN   THESE    ARTICLES
NOTWITHSTANDING, IF WITHHOLDING OF TAX IS REQUIRED WITH REGARD TO ANY INCOME ATTRIBUTABLE TO SOME PARTNERS OR UNITHOLDERS AND NOT TO OTHERS, THEN DISTRIBUTIONS OF SUCH INCOME TO THE PARTNERS OR UNITHOLDERS WILL BE MADE TO TAKE THE DIFFERENCE INTO ACCOUNT. IN ADDITION, APPROPRIATE ADJUSTMENTS SHALL BE MADE TO THE PARTNERS' OR UNITHOLDERS' CAPITAL ACCOUNTS IF AND TO THE EXTENT REQUIRED TO GIVE EFFECT TO THE FOREGOING.

                                    ARTICLE 5

                                   TAX MATTERS

                  SECTION 5.1. TAX ACCOUNTING AND ALLOCATIONS

                  (A) WITH RESPECT TO THE ALLOCATIONS SET FORTH IN ARTICLE 4, TO THE EXTENT PERMITTED BY LAW AND EXCEPT AS PROVIDED BELOW, (I) ALL INCOME AND GAINS SHALL BE ALLOCATED TO THE PARTNERS (WHICH TERM, FOR THE PURPOSES OF THIS
ARTICLE 5, INCLUDES THE GENERAL PARTNER AND THE UNITHOLDERS) TO WHOM THE REVENUES RESULTING IN THE REALIZATION OF SUCH INCOME AND GAINS ARE ALLOCATED,
(II) ALL LOSSES SHALL BE ALLOCATED TO THE PARTNERS IN THE SAME PROPORTION AS THE LOSSES ARE ACTUALLY BORNE BY SUCH PARTNERS, (III) ALL DEDUCTIONS AND CREDITS SHALL BE ALLOCATED TO THE PARTNERS CHARGED WITH THE EXPENDITURE GIVING RISE TO SUCH DEDUCTIONS OR CREDITS, AND (IV) ALL ITEMS OF TAX PREFERENCE FOR FEDERAL ALTERNATIVE MINIMUM TAX PURPOSES SHALL BE ALLOCATED TO THE PARTNERS CREDITED WITH THE REVENUES RESULTING IN THE REALIZATION OF THE INCOME, GAINS OR LOSSES GIVING RISE TO SUCH ITEMS OF TAX PREFERENCE OR CHARGED WITH THE EXPENDITURE GIVING RISE TO THE DEDUCTIONS OR CREDITS TO WHICH SUCH ITEMS OF TAX PREFERENCE ARE ATTRIBUTABLE. TO THE EXTENT PERMITTED BY LAW, EACH PARTNER SHALL BE ENTITLED TO HIS DISTRIBUTIVE SHARE OF PARTNERSHIP INCOME, GAIN, LOSS, DEDUCTION OR CREDIT, OR ITEMS OF TAX PREFERENCE, IN COMPUTING HIS TAXABLE INCOME OR TAX LIABILITY, TO THE EXCLUSION OF ANY OTHER PARTNER.

                  (B) ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, BUT EXCEPT AS PROVIDED IN PARAGRAPH (C) OF THIS SECTION 5.1, TO THE EXTENT PERMITTED BY LAW, THE ADJUSTED BASIS OF EACH PARTNERSHIP OIL AND GAS PROPERTY (AS DEFINED IN SECTION 614 OF THE CODE) SHALL BE ALLOCATED AMONG THE PARTNERS IN THE SAME PROPORTION AS SUCH PARTNERS CONTRIBUTED TO THE COST OF EACH SUCH OIL AND GAS PROPERTY. EACH PARTNER SHALL SEPARATELY REPORT AND KEEP RECORDS OF ITS SHARE (DETERMINED UNDER SECTION 4.2) OF THE ADJUSTED BASIS OF, DEPLETION WITH RESPECT TO, AND GAINS (INCLUDING RECAPTURE) OR LOSSES FROM THE DISPOSITION OF, EACH PARTNERSHIP OIL AND GAS PROPERTY, WITH APPROPRIATE ADJUSTMENTS THERETO FOR DEPLETION TAKEN BY SUCH PARTNER;

EXPENDITURES MADE WHICH INCREASE THE BASIS OF ANY PARTNERSHIP OIL AND GAS PROPERTY SHALL BE ALLOCATED TO THE PARTNERS IN PROPORTION TO THEIR CONTRIBUTIONS TO SUCH EXPENDITURES. SUCH RECORDS SHALL BE FURNISHED TO THE PARTNERSHIP UPON REQUEST.

                  (C) ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, IN THE CASE OF PROPERTY CONTRIBUTED TO THE PARTNERSHIP BY ANY PARTNER PURSUANT TO ARTICLE 3, INCOME, GAIN, LOSSES AND DEDUCTIONS WILL BE ALLOCATED AMONG THE PARTNERS SO AS TO TAKE INTO ACCOUNT, PURSUANT TO SECTION 704(C) OF THE CODE, THE VARIATION BETWEEN THE FAIR MARKET VALUE AND ADJUSTED BASIS OF PROPERTY AT THE TIME OF ITS CONTRIBUTION TO THE PARTNERSHIP. IN THE EVENT THAT CAPITAL ACCOUNTS ARE REVALUED PURSUANT TO ARTICLE 7 TO REFLECT THE ADMISSION OF A NEW PARTNER OR WITHDRAWAL OF A PARTNER, SUBSEQUENT ALLOCATIONS OF PARTNERSHIP INCOME, GAIN, LOSS, AND DEDUCTION WITH RESPECT TO PARTNERSHIP ASSETS REFLECTED IN THE CAPITAL ACCOUNTS SHALL TAKE INTO ACCOUNT ANY VARIATION BETWEEN THE ADJUSTED BASIS OF SUCH ASSETS AND THE FAIR MARKET VALUE OF SUCH ASSETS AT THE DATE SUCH REVALUATION OCCURRED. ALLOCATIONS MADE PURSUANT TO THIS PARAGRAPH SHALL BE IN ACCORDANCE WITH SECTION 1.704-3 OF THE TREASURY REGULATIONS AND THE GENERAL PARTNER SHALL BE AUTHORIZED TO MAKE CURATIVE OR REMEDIAL ALLOCATIONS, AS PROVIDED IN THE TREASURY REGULATIONS, AS NECESSARY TO CAUSE SUCH ALLOCATIONS TO COMPLY WITH SECTION 1.704-3. ADJUSTED BASIS OF PROPERTIES CONTRIBUTED TO THE PARTNERSHIP THAT ARE SUBJECT TO DEPLETION SHALL BE ALLOCATED AMONG THE PARTNERS IN ACCORDANCE WITH SECTIONS 1.613A-3(E), 1.704-1(B)(4)(V), AND 1.704-3 TO TAKE INTO ACCOUNT THE DIFFERENCE BETWEEN THE ADJUSTED BASIS OF THE CONTRIBUTED PROPERTY AND ITS FAIR MARKET VALUE ON THE DATE OF CONTRIBUTION. SIMILAR ALLOCATIONS SHALL BE MADE IN THE EVENT THAT CAPITAL ACCOUNTS ARE REVALUED PURSUANT TO ARTICLE 7.

                  (D) IN THE EVENT OF A SALE OR ASSIGNMENT OF UNITS (OTHER THAN BY REASON OF A UNITHOLDER'S DEATH), EXCEPT TO THE EXTENT THAT PURSUANT TO A VALID TREASURY DEPARTMENT REGULATION A DIFFERENT METHOD IS REQUIRED, THE INCOME, GAINS, LOSSES, DEDUCTIONS AND CREDITS OF THE PARTNERSHIP FOR THE FISCAL YEAR IN WHICH SUCH SALE OR ASSIGNMENT IS RECOGNIZED AS PROVIDED IN SECTION 8.2 SHALL BE ALLOCATED PRO-RATA BETWEEN THE ASSIGNOR AND ASSIGNEE OF SUCH UNITS BASED ON THE PERIODS OF TIME DURING SUCH FISCAL YEAR THAT SUCH UNITS WERE OWNED BY EACH,
WITHOUT REGARD TO THE PERIODS DURING SUCH FISCAL YEAR IN WHICH SUCH INCOME, LOSSES, DEDUCTIONS AND CREDITS OF THE PARTNERSHIP WERE ACTUALLY REALIZED; PROVIDED, HOWEVER, THAT WITH RESPECT TO CERTAIN "CASH BASIS ITEMS", INCLUDING, FOR THIS PURPOSE, PARTNERSHIP ITEMS OF INTEREST, TAXES, PAYMENTS FOR SERVICES, PAYMENTS FOR THE USE OF PROPERTY, AND ANY OTHER ITEMS DESIGNATED AS "CASH BASIS ITEMS" UNDER SECTION 706 OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER, SUCH ITEMS SHALL BE ASSIGNED TO THE APPROPRIATE PERIOD TO WHICH THEY ARE ATTRIBUTABLE AND BY ALLOCATING SUCH ASSIGNED PORTION BASED UPON THE INTEREST OWNED BY A UNITHOLDER DURING EACH SUCH PERIOD.

                  (E) FOR THE PURPOSES OF COMPUTING THE PARTNERS' CAPITAL ACCOUNTS, ALL COST RECOVERY DEDUCTIONS TAKEN INTO ACCOUNT FOR PURPOSES OF COMPUTING PARTNERSHIP INCOME OR LOSS SHALL BE ALLOCATED TO THE UNITHOLDERS. FOR THIS PURPOSE, COST RECOVERY DEDUCTIONS INCLUDE THE PARTNERSHIP'S DEDUCTIONS FOR COST DEPLETION, PERCENTAGE DEPLETION TO THE EXTENT OF THE COST BASIS OF THE PROPERTY, DEPRECIATION, AMORTIZATION AND THE LIKE. COST RECOVERY DEDUCTIONS DO NOT INCLUDE THAT PORTION OF THE COST OF PARTNERSHIP PROPERTY THAT IS TAKEN INTO ACCOUNT IN COMPUTING GAIN OR LOSS FROM SALES OR EXCHANGES.

SECTION 5.2.      COMPENSATION INCOME

                  THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT EACH PARTNER'S INTEREST IN THE PROFITS AND LOSSES OF THE PARTNERSHIP IS ATTRIBUTABLE SOLELY TO EACH PARTNER'S CONTRIBUTIONS TO THE CAPITAL OF THE PREDECESSOR PARTNERSHIPS, INCLUDING, WITH RESPECT TO THE GENERAL PARTNER, BUT WITHOUT LIMITATION, ITS PERSONAL LIABILITY WITH RESPECT TO CERTAIN LIABILITIES OF THE PREDECESSOR PARTNERSHIPS. IN THE EVENT, HOWEVER, THAT ANY OF THE PARTNERS IS DETERMINED FOR INCOME TAX PURPOSES TO HAVE RECEIVED ALL OR ANY PART OF ITS INTEREST IN THE PROFITS AND LOSSES OF THE PARTNERSHIP (AS DISTINGUISHED FROM ITS INTEREST IN THE CAPITAL OF THE PARTNERSHIP) AS COMPENSATION FOR SERVICES, AND, AS A RESULT OF SUCH DETERMINATION, IS REQUIRED TO RECOGNIZE

COMPENSATION INCOME FOR FEDERAL AND/OR STATE INCOME TAX PURPOSES WITH RESPECT TO SUCH INTEREST IN THE PARTNERSHIP, THEN, ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, ANY CORRESPONDING FEDERAL AND/OR STATE INCOME TAX BENEFIT INURING TO THE PARTNERSHIP AS A RESULT OF SUCH DETERMINATION, WHETHER IN THE FORM OF A DEDUCTION FOR COMPENSATION PAID, A DEDUCTION FOR DEPRECIATION OR AMORTIZATION OF ANY OF ITS ASSETS, OR OTHERWISE, SHALL BE ALLOCATED FOR INCOME TAX PURPOSES SOLELY TO THE PARTNERS REQUIRED TO RECOGNIZE SUCH COMPENSATION INCOME IN AN AMOUNT WHICH BEARS THE SAME RATIO TO ANY SUCH INCOME TAX BENEFIT AS THE AMOUNT OF SUCH COMPENSATION INCOME REQUIRED TO BE RECOGNIZED BY SUCH PARTNERS BEARS TO THE TOTAL AMOUNT OF SUCH COMPENSATION INCOME REQUIRED TO BE RECOGNIZED BY ALL OF SUCH PARTNERS.

SECTION 5.3.      TAX ELECTIONS

                  (A) THE GENERAL PARTNER SHALL ON THE FIRST FEDERAL INCOME TAX INFORMATION RETURN FILED ON BEHALF OF THE PARTNERSHIP MAKE A PROPER ELECTION TO TREAT AS AN EXPENSE ALL INTANGIBLE DRILLING AND DEVELOPMENT COSTS IN ACCORDANCE WITH THE OPTION GRANTED BY SECTION 263(C) OF THE CODE AND, IN ITS DISCRETION, MAKE ANY NECESSARY ELECTION TO TREAT AS AN EXPENSE ANY OTHER AMOUNTS THAT MAY BE SO TREATED UNDER APPLICABLE PROVISIONS OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER.

                  (B) THE GENERAL PARTNER WILL MAKE THE ELECTION AT THE TIME AND IN THE MANNER SET FORTH UNDER TREAS. REG. SS. 1.704-1(B)(2)(IV)(K)(2) TO COMPUTE SIMULATED DEPLETION ON A PROPERTY-BY-PROPERTY BASIS UNDER THE COST OR PERCENTAGE METHOD.

                  (C) NO ELECTION SHALL BE MADE BY THE PARTNERSHIP, THE GENERAL PARTNER OR ANY UNITHOLDER TO BE EXCLUDED FROM THE APPLICATION OF THE PROVISIONS OF SUBCHAPTER K OF THE CODE, OR FROM ANY SIMILAR PROVISION OF STATE OR LOCAL INCOME TAX LAWS.

                  (D) UPON THE TRANSFER OF ALL OR PART OF A UNITHOLDER'S INTEREST, THE DEATH OF AN INDIVIDUAL UNITHOLDER, OR THE DISTRIBUTION OF ANY
PARTNERSHIP PROPERTY TO ANY PARTY TO THESE ARTICLES, THE PARTNERSHIP, AT THE GENERAL PARTNER'S OPTION, MAY MAKE ANY AVAILABLE ELECTION TO CAUSE THE BASIS OF THE PARTNERSHIP PROPERTIES TO BE ADJUSTED FOR FEDERAL INCOME TAX PURPOSES AS PROVIDED BY SECTIONS 734, 743 AND 754, RESPECTIVELY, OF THE CODE; SIMILAR ELECTIONS UNDER PROVISIONS OF STATE AND LOCAL INCOME TAX LAWS MAY BE MADE AT THE GENERAL PARTNER'S OPTION.

SECTION 5.4.      ADMINISTRATIVE MATTERS

                  (A) FEDERAL, STATE AND LOCAL INCOME (AND OTHER) TAX RETURNS SHALL BE PREPARED AND FILED BY THE GENERAL PARTNER COVERING OPERATIONS REPORTABLE BY THE PARTNERSHIP. THE GENERAL PARTNER SHALL USE ITS BEST EFFORTS IN THE PREPARATION AND FILING OF SUCH TAX RETURNS, IN THE MANNER THAT THE GENERAL PARTNER BELIEVES WILL BE MOST ADVANTAGEOUS TO INDIVIDUAL TAXPAYERS WHO ARE NOT "DEALERS" IN OIL AND GAS PROPERTIES FOR FEDERAL INCOME TAX PURPOSES. THE GENERAL PARTNER SHALL ALSO CAUSE TO BE PREPARED AND DISTRIBUTED TO ALL THE UNITHOLDERS A SCHEDULE K-1, INCLUDING SUCH REPORTS OR COMPUTATIONS NECESSARY TO COMPUTE DEPLETION DEDUCTIONS AND GAINS AND LOSSES FROM DISPOSITIONS OF PARTNERSHIP PROPERTIES IN RESPECT OF EACH UNITHOLDER.

                  (B) THE GENERAL PARTNER SHALL BE THE TAX MATTERS PARTNER OF THE PARTNERSHIP (WITHIN THE MEANING OF SECTION 6231(A)(7) OF THE CODE) EMPOWERED TO RESOLVE THE APPROPRIATE TAX TREATMENT OF PARTNERSHIP ITEMS OF INCOME, DEDUCTION OR CREDIT AND TO SERVE AS THE PRIMARY LIAISON BETWEEN THE INTERNAL REVENUE SERVICE AND THE PARTNERSHIP AND ITS UNITHOLDERS.

                  (C) IN THE EVENT THE PARTNERSHIP IS REQUIRED TO REGISTER AS A "TAX SHELTER" UNDER SECTION 6111 OF THE CODE, THE GENERAL PARTNER WILL COMPLETE AND FILE THE APPROPRIATE REGISTRATION DOCUMENTS WITH THE INTERNAL REVENUE SERVICE. IN ADDITION, THE GENERAL PARTNER WILL MAINTAIN A LIST OF INVESTORS IN ACCORDANCE

WITH SECTION 6112 OF THE CODE, AND THE REGULATIONS PROMULGATED THEREUNDER, AND SHALL BE THE PERSON DESIGNATED BY THE PARTNERS TO MAINTAIN A MASTER LIST, INCLUDING THE IDENTITY OF UNITHOLDER-TRANSFEREES, AS REPORTED TO THE GENERAL PARTNER BY UNITHOLDER-TRANSFERORS.

                                    ARTICLE 6

                       RIGHT TO PRESENT UNITS FOR PURCHASE

SECTION 6.1. RIGHT OF PRESENTMENT

                  UNLESS THE UNITS ARE LISTED ON A STOCK EXCHANGE OR INCLUDED FOR QUOTATION ON NASDAQ OR A TRADING MARKET FOR THE UNITS OTHERWISE DEVELOPS, AT ANNUAL INTERVALS COMMENCING ON DECEMBER 31 OF THE YEAR IN WHICH THE PARTNERSHIP'S OPERATIONS COMMENCE, THE GENERAL PARTNER SHALL EVALUATE UNITS AS OF THE YEAR THEN ENDED. WITHIN 120 DAYS THEREAFTER, THE GENERAL PARTNER WILL MAIL A NOTICE SETTING FORTH THE PURCHASE PRICE, DETERMINED IN THE MANNER SET FORTH IN SECTION 6.3, TO EACH LIMITED PARTNER WHO HAS, SINCE THE PREVIOUS JANUARY 1ST, NOTIFIED THE GENERAL PARTNER OF A DESIRE TO PRESENT HIS UNITS TO THE PARTNERSHIP FOR PURCHASE. EACH SUCH NOTICE FROM THE GENERAL PARTNER WILL INCLUDE A SUMMARY OF THE REPORTS OF THE INDEPENDENT EXPERTS REFERRED TO IN
SECTION 6.3, THE ASSET AND LIABILITY ITEMS CONSIDERED IN DETERMINING THE PURCHASE PRICE AND AN EXPLANATION OF HOW THE PURCHASE PRICE WAS CALCULATED, AND WILL INCLUDE A FORM OF ASSIGNMENT OF UNITS TO BE PRESENTED FOR PURCHASE. THE PARTNERSHIP WILL NOT BE OBLIGATED TO PURCHASE PRESENTED UNITS REPRESENTING MORE THAN 15% OF THE AGGREGATE PURCHASE PRICE OF THE UNITS PER YEAR. THE PARTNERSHIP'S OBLIGATION TO PURCHASE PRESENTED UNITS ALSO IS SUBJECT TO THE CONDITIONS OF SECTIONS 2.3 AND 6.5. IF, FOR ANY REASON, LESS THAN ALL UNITS PRESENTED AT ANY ONE TIME ARE TO BE PURCHASED, THE UNITS TO BE PURCHASED WILL BE SELECTED BY LOT. UNITHOLDERS WHO ARE NOT LIMITED PARTNERS WILL NOT HAVE THE RIGHT TO PRESENT THEIR UNITS TO THE PARTNERSHIP PURSUANT TO THIS ARTICLE 6.

SECTION 6.2.      MANNER OF EXERCISE; RESCISSION

                  LIMITED PARTNERS DESIRING TO PRESENT THEIR UNITS FOR PURCHASE MUST SO ELECT BY RETURNING THE FORM OF ASSIGNMENT, DULY EXECUTED AND COMPLETED, BY MAIL, POSTAGE PREPAID, TO THE GENERAL PARTNER WITHIN THIRTY (30) DAYS AFTER THE NOTIFICATION OF THE PURCHASE PRICE HAS BEEN MAILED BY THE GENERAL PARTNER. AS A GENERAL RULE, THE PARTNERSHIP WILL NOT PURCHASE LESS THAN ALL OF A LIMITED PARTNER'S UNITS, BUT THE GENERAL PARTNER MAY WAIVE THIS REQUIREMENT IN ITS SOLE DISCRETION. THE EFFECTIVE DATE OF A SALE OF PRESENTED UNITS SHALL BE THE DATE UPON WHICH THE GENERAL PARTNER MAILS THE PURCHASE PRICE TO THE PRESENTING LIMITED PARTNER, WHICH SHALL BE NO LATER THAN SIXTY (60) DAYS AFTER THE RECEIPT BY THE GENERAL PARTNER OF SUCH LIMITED PARTNER'S DULY COMPLETED AND EXECUTED FORM OF ASSIGNMENT. NO PURCHASE WILL BE CONSIDERED EFFECTIVE UNTIL AFTER A CASH PAYMENT HAS BEEN MADE TO THE LIMITED PARTNER PRESENTING THE UNITS FOR PURCHASE. A PRESENTING LIMITED PARTNER MAY RESCIND THE SALE OF HIS UNITS BY GIVING WRITTEN NOTICE TO THE GENERAL PARTNER WITHIN 15 DAYS AFTER MAILING OF HIS FORM OF ASSIGNMENT.

SECTION 6.3.      DETERMINATION OF PURCHASE PRICE

                  (A) THE PURCHASE PRICE FOR UNITS PRESENTED FOR PURCHASE PURSUANT TO THIS ARTICLE 6 WILL BE BASED UPON THE PRESENTING LIMITED PARTNER'S INDIRECT INTEREST IN A SHARE OF THE NET ASSETS AND LIABILITIES OF THE
PARTNERSHIP, CALCULATED AS OF THE PRECEDING DECEMBER 31 (THE "DETERMINATION DATE"), WHICH WILL INCLUDE THE SUM OF THE FOLLOWING ITEMS:

                                    (I)  AN  AMOUNT  BASED  ON  THE   DISCOUNTED
                  PRESENT WORTH OF FUTURE NET REVENUES FROM THE PARTNERSHIP'S PROVED DEVELOPED RESERVES AND PROVED UNDEVELOPED RESERVES, AS DETERMINED IN ACCORDANCE WITH PARAGRAPH (B) OF THIS SECTION 6.3;

                     (II)  CASH ON HAND;

                     (III) PREPAID EXPENSES AND ACCOUNTS RECEIVABLE (DISCOUNTED,
                      IF APPROPRIATE), LESS A REASONABLE AMOUNT FOR DOUBTFUL ACCOUNTS; AND

                     (IV)  THE   ESTIMATED   MARKET  VALUE  OF  ALL  ASSETS  NOT
                      SEPARATELY SPECIFIED ABOVE, DETERMINED IN ACCORDANCE WITH STANDARD INDUSTRY VALUATION PROCEDURES.

THERE WILL BE DEDUCTED FROM THE FOREGOING SUM AN AMOUNT EQUAL TO ALL DEBTS, OBLIGATIONS AND OTHER LIABILITIES, INCLUDING ACCRUED EXPENSES, OF THE PARTNERSHIP, ATTRIBUTABLE TO THE CAPITAL ACCOUNTS OF THE UNITHOLDERS AND ANY DISTRIBUTIONS TO UNITHOLDERS BETWEEN THE DETERMINATION DATE AND THE DATE OF THE CALCULATION; PROVIDED, HOWEVER, THAT IF ANY CASH DISTRIBUTED WAS DERIVED FROM THE SALE OF OIL AND GAS PRODUCTION OR A PRODUCING PROPERTY SUBSEQUENT TO THE DETERMINATION DATE, SUCH DISTRIBUTIONS SHALL BE DISCOUNTED AT THE SAME RATE USED TO TAKE INTO ACCOUNT THE RISK FACTORS EMPLOYED TO DETERMINE THE VALUE OF THE PARTNERSHIP'S PROVED RESERVES AS SET FORTH IN PARAGRAPH (B) OF THIS SECTION 6.3.

                  (B) THE PARTNERSHIP WILL ENGAGE AN INDEPENDENT EXPERT SELECTED BY THE GENERAL PARTNER TO ESTIMATE THE FUTURE NET REVENUES ATTRIBUTABLE TO THE PARTNERSHIP'S INTEREST IN PROVED DEVELOPED RESERVES AND PROVED UNDEVELOPED RESERVES. IN MAKING THIS ESTIMATE, THE INDEPENDENT EXPERT MAY EMPLOY PRICE AND COST DATA AND ASSUMPTIONS FURNISHED BY THE GENERAL PARTNER. COSTS WILL INCLUDE "WINDFALL" OR EXCESS PROFITS TAXES, IF ANY. SUCH INDEPENDENTLY PREPARED ESTIMATE WILL EVALUATE THOSE PARTNERSHIP PROPERTIES GENERATING SUBSTANTIALLY ALL OF THE PARTNERSHIP'S AGGREGATE REVENUES. ENGINEERS ON THE GENERAL PARTNER'S STAFF WILL ESTIMATE SUCH FUTURE NET REVENUES FROM THE BALANCE OF THE PARTNERSHIP'S PROPERTIES EMPLOYING THE SAME PARAMETERS AS ARE EMPLOYED BY THE INDEPENDENT EXPERT. THE AMOUNT ATTRIBUTABLE TO PARTNERSHIP RESERVES WILL BE DEEMED TO BE 70% OF SUCH ESTIMATED FUTURE NET REVENUES IN THE CASE OF PROVED DEVELOPED PRODUCING RESERVES AND, IN THE CASE OF ALL OTHER PROVED RESERVES, THEIR "APPRAISED VALUE". WITH RESPECT TO SUCH OTHER PROVED RESERVES, A DISCOUNT FOR RISK AS THE INDEPENDENT EXPERT SHALL REASONABLY DETERMINE, AFTER TAKING INTO ACCOUNT THE NATURE AND QUALITY OF SUCH OIL AND GAS INTERESTS AND AS REVIEWED AND APPROVED BY THE GENERAL PARTNER, WILL BE APPLIED TO THE PARTNERSHIP'S PROVED DEVELOPED NON-PRODUCING RESERVES AND PROVED UNDEVELOPED RESERVES IN ARRIVING AT "APPRAISED VALUE". THE AMOUNT SO DETERMINED BASED UPON THE LAST REPORT OF THE INDEPENDENT EXPERT WILL BE ADJUSTED BY THE GENERAL PARTNER FOR ESTIMATED CHANGES THEREIN FROM THE DETERMINATION DATE TO THE DATE OF THE CALCULATION OF THE PURCHASE PRICE, (A) BY REASON OF PRODUCTION, SALES OF OR ADDITIONS TO RESERVES AND LEASE AND WELL EQUIPMENT, THE SALE OR ABANDONMENT OF LEASES AND SIMILAR MATTERS OCCURRING AFTER THE DETERMINATION DATE, AND (B) BY REASON OF ANY OF THE
FOLLOWING OCCURRING PRIOR TO THE DATE OF THE CALCULATION: CHANGES IN WELL PERFORMANCE, INCREASES OR DECREASES IN THE MARKET PRICE OF OIL OR GAS, REVISION OF REGULATIONS RELATING TO OIL IMPORTS, CHANGES IN INCOME, AD VALOREM AND OTHER TAX LAWS (E.G., MATERIAL VARIATIONS IN THE PROVISIONS FOR DEPLETION OR MINIMUM TAX PAYMENTS) AND SIMILAR MATTERS. THE SHARE OF THE AMOUNT ATTRIBUTABLE TO PARTNERSHIP FUTURE NET REVENUES ALLOCABLE TO A PARTICULAR UNITHOLDER'S UNITS WILL THEN BE DETERMINED, TAKING INTO ACCOUNT THE CHANGES IN THE ALLOCATION OF PARTNERSHIP COSTS AND REVENUES DESCRIBED IN ARTICLE 4. THE RESULT WILL THEN BE DISCOUNTED TO PRESENT WORTH USING AN INTEREST RATE NOT IN EXCESS OF 1% OVER THE THEN PRIME INTEREST RATE ANNOUNCED BY TEXAS COMMERCE BANK OF HOUSTON, HOUSTON, TEXAS TO ITS MOST PREFERRED COMMERCIAL CUSTOMERS. IF, AT THE TIME OF
DETERMINATION, THE PREVAILING PRIME RATE OF TEXAS COMMERCE BANK OF HOUSTON IS 14% OR MORE, THE VALUATION SHALL, FOR COMPARATIVE PURPOSES ONLY, STATE THE AMOUNT THAT WOULD HAVE BEEN THE PURCHASE PRICE IF IT HAD BEEN COMPUTED USING A 10% ANNUAL DISCOUNT RATE.

SECTION 6.4.      OTHER PURCHASERS

                  THE PARTNERSHIP'S OBLIGATION TO PURCHASE UNITS PURSUANT TO THIS ARTICLE 6 MAY BE DISCHARGED BY PAYMENT OF THE PURCHASE PRICE TO A PRESENTING LIMITED PARTNER BY THE GENERAL PARTNER, BY AN AFFILIATE OF THE GENERAL PARTNER OR BY A BROKER-DEALER OR OTHER PERSON SELECTED BY THE GENERAL PARTNER. THE UNITS OF THE PRESENTING LIMITED PARTNER WILL BE TRANSFERRED TO THE PARTY WHO PAYS FOR THEM. ONLY THE PARTNERSHIP, HOWEVER, IS OBLIGATED TO PURCHASE UNITS PRESENTED BY LIMITED PARTNERS PURSUANT TO THIS ARTICLE 6.

SECTION 6.5.      LEGAL RESTRICTIONS

                  NOTWITHSTANDING  ANYTHING  TO THE  CONTRARY  SET FORTH IN THIS
ARTICLE 6, IN THE EVENT THE PARTNERSHIP'S OBLIGATION TO PURCHASE UNITS FROM LIMITED PARTNERS IS FOUND TO VIOLATE ANY EXISTING OR FUTURE LAWS OR LEGISLATION OR TO JEOPARDIZE THE CLASSIFICATION OF THE PARTNERSHIP UNDER FEDERAL TAX LAWS, SUCH OBLIGATION SHALL BE ELIMINATED TO THE EXTENT INCONSISTENT THEREWITH.

                                    ARTICLE 7

                          BOOKS OF ACCOUNT AND REPORTS

SECTION 7.1.      CAPITAL ACCOUNTS

                  (A) THE PARTNERSHIP SHALL MAINTAIN ACCOUNTS ON THE ACCRUAL BASIS OF ACCOUNTING, WHICH METHOD SHALL ALSO BE ADOPTED FOR FEDERAL INCOME TAX PURPOSES. THE PARTNERSHIP SHALL MAINTAIN A SEPARATE CAPITAL ACCOUNT FOR EACH PARTNER (WHICH TERM, FOR THE PURPOSES OF THIS SECTION 7.1, INCLUDES THE GENERAL PARTNER AND THE UNITHOLDERS). THE AMOUNT CREDITED TO THE CAPITAL ACCOUNT OF EACH PARTNER AT THE INCEPTION OF THE PARTNERSHIP SHALL BE AN AMOUNT EQUAL TO THE FAIR MARKET VALUE OF THE ASSETS NET OF LIABILITIES CONTRIBUTED BY SUCH PARTNER PURSUANT TO SECTIONS 3.1 AND 3.2. THE CAPITAL ACCOUNT OF EACH PARTNER SHALL ALSO BE CREDITED WITH THE FAIR MARKET VALUE OF ANY OTHER CONTRIBUTIONS TO PARTNERSHIP CAPITAL AND HIS DISTRIBUTIVE SHARE OF PARTNERSHIP INCOME (INCLUDING INCOME EXEMPT FROM TAX) AND GAINS (OR ITEMS THEREOF), AND SHALL BE CHARGED WITH (A) HIS DISTRIBUTIVE SHARE OF PARTNERSHIP LOSSES AND DEDUCTIONS (OR ITEMS THEREOF), (B) ALLOCATIONS TO HIM OF EXPENDITURES OF THE PARTNERSHIP DESCRIBED IN SECTION 705(A)(2)(B) OF THE CODE, AND (C) THE AMOUNT OF ANY CASH OR THE FAIR MARKET VALUE OF ANY PROPERTY (NET OF ANY LIABILITIES ASSUMED BY SUCH PARTNER OR TO WHICH SUCH DISTRIBUTED PROPERTY IS SUBJECT) DISTRIBUTED TO HIM. PARTNERSHIP CAPITAL ACCOUNTS SHALL BE MAINTAINED IN ACCORDANCE WITH SECTION 1.704-1(B)(2)(IV) OF THE TREASURY REGULATIONS AND THE PROVISIONS OF THIS SECTION SHALL BE INTERPRETED IN ACCORDANCE THEREWITH. A PARTNER'S DISTRIBUTIVE SHARE SHALL BE DETERMINED IN ACCORDANCE WITH SECTION 702 OF THE CODE AND ARTICLE 5, EXCEPT AS PROVIDED BELOW.

                  (B) FOR PURPOSES OF COMPUTING THE PARTNERS' CAPITAL ACCOUNTS, SIMULATED DEPLETION DEDUCTIONS, SIMULATED GAINS, AND SIMULATED LOSSES (AS SUCH
TERMS ARE DEFINED IN SECTION 1.704 - 1(B)(2)(IV)(K)(2) OF THE TREASURY REGULATIONS) SHALL BE ALLOCATED AMONG THE PARTNERS AS THEY (OR THEIR PREDECESSORS IN INTEREST) WERE ALLOCATED THE BASIS OF PARTNERSHIP OIL AND GAS PROPERTIES PURSUANT TO CODE SECTION 613A(C)(7)(D), THE TREASURY REGULATIONS THEREUNDER, AND SECTION 1.704-1(B)(4)(V) OF THE REGULATIONS. IN ACCORDANCE WITH CODE SECTION 613(A)(C)(7)(D) AND THE TREASURY REGULATIONS THEREUNDER AND SECTION 1.704-1(B)(4)(V) OF THE REGULATIONS, THE ADJUSTED BASIS FOR ALL OIL AND GAS PROPERTIES SHALL BE SHARED BY THE PARTNERS IN THE SAME PROPORTIONS AS THEY SHARE PARTNERSHIP INCOME PURSUANT TO ARTICLE 4.

                  (C) IF AN ADJUSTMENT IS MADE IN A PARTNER'S DISTRIBUTIVE SHARE OF PARTNERSHIP INCOME, GAIN, LOSS, OR DEDUCTION (OR ANY ITEMS THEREOF), AND SUCH ADJUSTMENT IS REFLECTED IN AN AMENDED RETURN FILED BY THE PARTNERSHIP OR IS REFLECTED IN AN AGREEMENT BETWEEN THE INTERNAL REVENUE SERVICE AND THE PARTNERSHIP,

THEN THE CAPITAL ACCOUNT OF EACH PARTNER SHALL BE RECOMPUTED TO REFLECT SUCH ADJUSTMENT. CAPITAL ACCOUNTS SHALL BE ADJUSTED IN ACCORDANCE WITH TREAS. REG. SS. 1.704-1(B)(2)(IV)(M) TO REFLECT ANY ADJUSTMENT TO THE BASIS OF PARTNERSHIP PROPERTY ATTRIBUTABLE TO AN ELECTION MADE PURSUANT TO SECTIONS 743 AND 754 OF THE CODE.

                  (D) THE GENERAL PARTNER SHALL HAVE THE AUTHORITY TO MAKE APPROPRIATE ADJUSTMENTS TO THE CAPITAL ACCOUNTS AS NECESSARY TO REFLECT ANY CHANGES TO THE PARTNERS' CAPITAL ACCOUNTS OCCURRING PURSUANT TO THE PROVISIONS OF THESE ARTICLES.

                  (E) UPON THE SALE OR OTHER DISPOSITION OF AN INTEREST IN THE PARTNERSHIP, THE CAPITAL ACCOUNT OF THE TRANSFEROR PARTNER WHICH IS ATTRIBUTABLE TO SUCH INTEREST SHALL CARRY OVER TO THE TRANSFEREE OF SUCH INTEREST; PROVIDED THAT IF A SALE OR OTHER DISPOSITION OF AN INTEREST IN THE PARTNERSHIP CAUSES A TERMINATION OF THE PARTNERSHIP WITHIN THE MEANING OF SECTION 708(B)(1)(B) OF THE CODE, THE CAPITAL ACCOUNTS OF THE PARTNERS SHALL GOVERN THE CONSTRUCTIVE LIQUIDATION OF THE PARTNERSHIP PURSUANT TO TREAS. REG. SS. 1.708- 1(B)(1)(IV) AND UPON THE CONSTRUCTIVE REFORMATION OF THE PARTNERSHIP THE CAPITAL ACCOUNT BALANCE OF EACH PARTNER SHALL BE REDETERMINED IN ACCORDANCE WITH THIS SECTION 7.1.

                  (F) THE BOOKS AND RECORDS OF THE PARTNERSHIP SHALL INCLUDE SUCH OTHER SEPARATE AND ADDITIONAL ACCOUNTS FOR EACH PARTNER AS SHALL BE NECESSARY TO REFLECT ACCURATELY THE RIGHTS AND INTERESTS OF THE RESPECTIVE PARTNERS AND SHALL SPECIFICALLY INDICATE THE NAME AND ADDRESS OF EACH PARTNER AND THE AMOUNT OF UNITS HELD BY HIM.

SECTION 7.2.      BOOKS OF ACCOUNT AND ANNUAL FINANCIAL REPORTS

                  THE GENERAL PARTNER SHALL MAINTAIN ADEQUATE BOOKS AND RECORDS OF ACCOUNT WHICH SHALL REFLECT ALL PARTNERSHIP TRANSACTIONS AND BE APPROPRIATE AND ADEQUATE TO RECORD TRULY AND FULLY ALL INFORMATION REGARDING THE STATE OF THE PARTNERSHIP'S BUSINESS AND FINANCIAL CONDITION. AFTER COMMENCEMENT OF THE PARTNERSHIP'S OPERATIONS, THE BOOKS OF THE PARTNERSHIP WILL BE AUDITED ANNUALLY BY SUCH FIRM OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AS THE GENERAL PARTNER SHALL DESIGNATE. WITHIN 120 DAYS AFTER THE CLOSE OF THE PARTNERSHIP'S FISCAL YEAR, THE GENERAL PARTNER SHALL FURNISH EACH UNITHOLDER SUCH FINANCIAL STATEMENTS AS ARE CONSIDERED NECESSARY OR ADVISABLE BY THE GENERAL PARTNER TO ADVISE ALL UNITHOLDERS ABOUT THEIR INVESTMENT IN THE PARTNERSHIP. THE ANNUAL REPORTS SHALL CONTAIN SUCH FINANCIAL INFORMATION PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS MAY BE REQUIRED FROM TIME TO TIME BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. THE GENERAL PARTNER SHALL ALSO DELIVER NECESSARY INCOME TAX REPORTING INFORMATION TO THE UNITHOLDERS
WITHIN 75 DAYS AFTER THE CLOSE OF THE PARTNERSHIP'S FISCAL YEAR, WHICH INFORMATION SHALL INCLUDE A SEPARATE SECTION SPECIFYING THOSE ITEMS NECESSARY FOR A UNITHOLDER TO DETERMINE THE AMOUNT OF HIS DEPLETION ALLOWANCE WITH RESPECT TO PARTNERSHIP PROPERTIES.

SECTION 7.3.      ANNUAL REPORTS OF OPERATIONS

                  THE GENERAL PARTNER SHALL FURNISH THE UNITHOLDERS WITH (I) ANNUAL REPORTS OF THE PARTNERSHIP'S OPERATIONS WHICH SHALL INCLUDE A DETAILED STATEMENT OF ALL TRANSACTIONS BETWEEN THE PARTNERSHIP AND THE GENERAL PARTNER AND ITS AFFILIATES DURING THE PRECEDING FISCAL YEAR, SHOWING THE AMOUNTS AND THE CONSIDERATION AND REIMBURSEMENTS INVOLVED AND (II) A WRITTEN ATTESTATION FROM THE PARTNERSHIP'S INDEPENDENT PUBLIC ACCOUNTANTS THAT THE METHOD USED TO ALLOCATE DIRECT COSTS AND ADMINISTRATIVE COSTS WAS CONSISTENT WITH THE METHOD DESCRIBED IN THESE ARTICLES AND THAT THE TOTAL AMOUNT OF SUCH COSTS ALLOCATED DID NOT MATERIALLY EXCEED THE AMOUNTS ACTUALLY INCURRED BY THE GENERAL PARTNER.

SECTION 7.4.      OTHER REPORTS

                  (A) THE GENERAL PARTNER WILL FURNISH THE UNITHOLDERS WITH QUARTERLY PARTNERSHIP CASH RECEIPTS AND DISBURSEMENT STATEMENTS.

                  (B) THE GENERAL PARTNER WILL MAKE AVAILABLE TO THE UNITHOLDERS, UPON REQUEST, COPIES OF REPORTS FILED BY THE PARTNERSHIP WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 7.5.      ACCESS TO AND PRESERVATION OF RECORDS

                  (A) THE GENERAL PARTNER SHALL PERMIT ACCESS TO ALL RECORDS OF THE PARTNERSHIP FOR INSPECTION AND COPYING AT THE PARTNERSHIP'S OFFICE, UPON REASONABLE NOTICE, DURING NORMAL BUSINESS HOURS, TO ANY LIMITED PARTNER AND/OR HIS ACCREDITED REPRESENTATIVES. NOTWITHSTANDING THE FOREGOING, THE GENERAL PARTNER MAY KEEP LOGS, WELL REPORTS AND OTHER DRILLING DATA CONFIDENTIAL FOR A REASONABLE PERIOD OF TIME.

                  (B) THE GENERAL PARTNER SHALL MAINTAIN AND PRESERVE ALL ACCOUNTS, BOOKS AND OTHER RELEVANT PARTNERSHIP DOCUMENTS DURING THE TERM OF THE PARTNERSHIP AND FOR FOUR YEARS THEREAFTER.

                  (C) THE GENERAL PARTNER WILL COMPUTE THE PARTNERSHIPS' TOTAL PROVED RESERVES OF OIL AND GAS, THE DOLLAR VALUE THEREOF AT THEN EXISTING PRICES AND EACH UNITHOLDER'S INTEREST IN SUCH RESERVE VALUE ANNUALLY. THE RESERVE COMPUTATIONS WILL BE BASED PRIMARILY UPON ENGINEERING REPORTS PREPARED BY QUALIFIED INDEPENDENT PETROLEUM CONSULTANTS OR ENGINEERS SELECTED BY THE GENERAL PARTNER. THEY WILL INCLUDE, WHERE PRACTICABLE, AN ESTIMATE OF THE TIME REQUIRED FOR THE EXTRACTION OF SUCH RESERVES AND THE PRESENT WORTH OF SUCH RESERVES. THE GENERAL PARTNER WILL PROVIDE TO THE UNITHOLDERS A COMPUTATION AND ESTIMATE OF RESERVES OF THE PARTNERSHIP AS SOON AS POSSIBLE AND IN NO EVENT MORE THAN 90 DAYS AFTER THE OCCURRENCE OF AN EVENT OTHER THAN NORMAL PRODUCTION LEADING TO A REDUCTION OF SUCH RESERVES OF MORE THAN 10%.

                  (D) THE PARTNERSHIP SHALL KEEP AND MAINTAIN AT ITS PRINCIPAL OFFICE, AND UPON FIVE DAYS WRITTEN REQUEST BY ANY PARTNER SHALL MAKE AVAILABLE FOR INSPECTION AND COPYING (AT THE COST OF THE REQUESTING PARTNER) AT THE PARTNERSHIP'S REGISTERED OFFICE DURING ORDINARY BUSINESS HOURS, EACH OF THE
FOLLOWING:

                                    (I) AN ALPHABETICAL  LIST,  UPDATED AT LEAST
                  QUARTERLY, OF THE FULL NAME, LAST KNOWN BUSINESS ADDRESS OR HOME ADDRESS, BUSINESS OR HOME TELEPHONE NUMBER AND THE PARTNERSHIP INTEREST OF EACH PARTNER AND THE RIGHTS OF EACH PARTNER TO VOTE. ON REQUEST, A COPY OF SUCH LIST WILL BE FURNISHED TO ANY LIMITED PARTNER OR HIS REPRESENTATIVE WITHIN 10 DAYS OF THE REQUEST AND UPON PAYMENT OF REASONABLE
                  REPRODUCTION  AND  MAILING  COSTS.  THE  PURPOSE  FOR  WHICH A
                  PARTNER MAY REQUEST A COPY OF THE LIST INCLUDE, WITHOUT LIMITATION, MATTERS RELATING TO PARTNERS' VOTING RIGHTS UNDER THE PARTNERSHIP AND THE EXERCISE OF PARTNERS' RIGHTS UNDER FEDERAL PROXY LAWS. IF THE GENERAL PARTNER NEGLECTS OR REFUSES TO EXHIBIT, PRODUCE, OR MAIL A COPY OF THE LIST AS REQUESTED, THE GENERAL PARTNER SHALL BE LIABLE TO ANY PARTNER REQUESTING THE LIST FOR THE COSTS, INCLUDING ATTORNEYS FEES, INCURRED BY THAT PARTNER FOR COMPELLING THE PRODUCTION OF THE LIST, AND FOR ACTUAL DAMAGES SUFFERED BY ANY PARTNER BY REASON OF SUCH REFUSAL OR NEGLECT. IT SHALL BE A DEFENSE TO ANY SUCH CLAIM THAT THE ACTUAL PURPOSE AND REASON FOR THE REQUEST FOR INSPECTION OR FOR A COPY OF THE LIST IS TO SECURE THE LIST OF PARTNER OR OTHER INFORMATION FOR THE PURPOSE OF SELLING SUCH LIST OR INFORMATION OR COPIES THEREOF, OR OF USING THE SAME FOR A COMMERCIAL PURPOSE OTHER THAN IN THE INTEREST OF THE APPLICANT AS A PARTNER IN CONNECTION WITH THE AFFAIRS OF THE PARTNERSHIP. THE GENERAL PARTNER MAY REQUIRE THE PARTNER REQUESTING THE LIST TO REPRESENT THAT THE LIST IS NOT REQUESTED FOR A COMMERCIAL PURPOSE UNRELATED TO THE PARTNER'S INTEREST IN THE PARTNERSHIP. THE

                  REMEDIES PROVIDED BY THIS SECTION 7.5 TO PARTNERS REQUESTING COPIES OF THE LIST ARE IN ADDITION TO, AND SHALL NOT IN ANY WAY LIMIT, OTHER REMEDIES AVAILABLE TO PARTNERS UNDER FEDERAL LAW, OR THE LAWS OF ANY STATE;

                                    (II)  A  COPY  OF THE  CERTIFICATE  AND  ALL
                  AMENDMENTS THERETO, TOGETHER WITH EXECUTED COPIES OF ANY POWERS OF ATTORNEY PURSUANT TO WHICH THE CERTIFICATE OR ANY AMENDMENT HAS BEEN EXECUTED;

                                    (III) COPIES OF THE PARTNERSHIP'S FEDERAL,
                  STATE AND LOCAL INCOME TAX RETURNS AND REPORTS,
                  IF ANY, FOR THE THREE (3) MOST RECENT YEARS; AND

                                    (IV)  COPIES OF ANY THEN  EFFECTIVE  WRITTEN
                  PARTNERSHIP AGREEMENT AND OF ANY FINANCIAL STATEMENTS OF THE PARTNERSHIP FOR THE THREE (3) MOST RECENT YEARS.

                  (E) THE GENERAL PARTNER SHALL CAUSE TO BE MAINTAINED RECORDS OF THE INFORMATION UPON WHICH WAS BASED THE DETERMINATION OF THE SUITABILITY OF A UNITHOLDER TO INVEST IN EACH PREDECESSOR PARTNERSHIP THAT COMMENCED OPERATIONS ON OR AFTER SEPTEMBER 11, 1990 OF WHICH HE OR SHE WAS A LIMITED PARTNER, FOR A PERIOD OF SIX YEARS FROM THE COMMENCEMENT OF OPERATIONS OF EACH SUCH PREDECESSOR PARTNERSHIP.

SECTION 7.6.      ADDITIONAL INFORMATION REGARDING TAX BASIS

                  TO THE EXTENT THE GENERAL PARTNER IS REQUIRED TO DETERMINE THE ADJUSTED TAX BASIS OF ANY PARTNERSHIP PROPERTY WITH RESPECT TO WHICH THE CODE REQUIRES THAT RECORDS OF SUCH ADJUSTED TAX BASIS BE KEPT AND MAINTAINED BY THE UNITHOLDERS, THE GENERAL PARTNER MAY REQUEST INFORMATION REGARDING SUCH ADJUSTED TAX BASIS FROM THE UNITHOLDERS, IN WRITING, AND EACH UNITHOLDER SHALL FURNISH SUCH INFORMATION TO THE GENERAL PARTNER WITHIN 90 DAYS AFTER SAID REQUEST IS MAILED BY THE GENERAL PARTNER.

                                    ARTICLE 8

                    RIGHTS AND OBLIGATIONS OF THE UNITHOLDERS

SECTION 8.1.      LIABILITY OF UNITHOLDERS

                  EXCEPT AS MAY OTHERWISE BE PROVIDED UNDER APPLICABLE STATE LAW, NO UNITHOLDER SHALL BE PERSONALLY LIABLE FOR ANY OF THE DEBTS OF THE PARTNERSHIP OR ANY OF THE LOSSES THEREOF IN EXCESS OF HIS CAPITAL INVESTMENT AND HIS SHARE OF THE UNDISTRIBUTED NET PROFITS OF THE PARTNERSHIP, ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING. NO UNITHOLDER SHALL (I) TAKE PART IN THE MANAGEMENT OF THE BUSINESS OR TRANSACT ANY BUSINESS FOR THE PARTNERSHIP;
(II) HAVE THE POWER TO SIGN FOR OR TO BIND THE PARTNERSHIP; OR (III) BE PAID ANY SALARY OR HAVE A DRAWING ACCOUNT.

SECTION 8.2.      TRANSFER OF UNITS

                  (A) EXCEPT AS OTHERWISE PROVIDED IN THESE ARTICLES, A UNITHOLDER MAY ASSIGN, PLEDGE OR TRANSFER HIS UNITS, BUT NO SUCH ASSIGNMENT, PLEDGE OR TRANSFER SHALL BE MADE OR GIVEN EFFECT UNLESS IT IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS, AND NO SUCH ASSIGNMENT, PLEDGE OR TRANSFER SHALL RELEASE A LIMITED PARTNER FROM HIS OBLIGATIONS UNDER THESE ARTICLES.

                  (B) NO ASSIGNMENT OR TRANSFER MAY BE MADE, OTHER THAN TO THE GENERAL PARTNER OR BY OPERATION OF LAW, UNLESS THE TRANSFEROR ASSIGNS ALL OF HIS UNITS IN THE PARTNERSHIP OR AFTER SUCH TRANSFER THE TRANSFEROR WILL OWN AT LEAST $2,500 OF UNITS ($2,000 FOR INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS) AND THE

TRANSFEREE WILL OWN AT LEAST $2,500 OF UNITS ($2,000 FOR INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS). IN ADDITION, NO ASSIGNMENT OR TRANSFER MAY BE MADE UNLESS THE TRANSFEROR HAS FIRST REPORTED TO THE GENERAL PARTNER THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE TRANSFEREE; THE AMOUNT OF UNITS TO BE ACQUIRED BY THE TRANSFEREE; THE DATE ON WHICH THE UNITS ARE TO BE ACQUIRED; THE TRANSFEREE'S NAME; AND WHETHER OR NOT THE TRANSFEREE IS (I) AN INDIVIDUAL CITIZEN OF THE UNITED STATES OVER 21 YEARS OF AGE OR (II) A CORPORATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR A PARTNERSHIP OR OTHER ASSOCIATION ALL OF THE MEMBERS OF WHICH ARE SUCH CITIZENS OF SUCH AGE,
WHICH CORPORATION OR ASSOCIATION IS AUTHORIZED AND OTHERWISE DULY QUALIFIED TO HOLD FEDERAL AND OTHER OIL AND GAS LEASES, OTHER REAL AND PERSONAL PROPERTY AND INTERESTS THEREIN OR (III) A FIDUCIARY THAT WOULD QUALIFY UNDER (I) OR (II) ABOVE AND THAT IS ACTING FOR BENEFICIARIES THAT WOULD SO QUALIFY OR ARE NON-ALIEN MINORS.

                  (C) THE GENERAL PARTNER SHALL HAVE THE RIGHT TO REFUSE TO RECOGNIZE ANY SALE, EXCHANGE, OR OTHER TRANSFER OF UNITS IF IT BELIEVES THAT SUCH TRANSFER OCCURRED ON A SECONDARY MARKET OR THE SUBSTANTIAL EQUIVALENT THEREOF WITHIN THE MEANING OF SECTION 7704 OF THE CODE.

                  (D) SUBJECT TO THE FOREGOING RESTRICTIONS, THE GENERAL PARTNER SHALL RECOGNIZE THE ASSIGNMENT OF UNITS AS OF THE LAST DAY OF THE CALENDAR QUARTER FOLLOWING RECEIPT OF NOTICE OF SUCH ASSIGNMENT AND ALL DOCUMENTATION REQUIRED BY SECTION 8.3.

                  (E) FOR PURPOSES OF THESE ARTICLES, ANY TRANSFER OF UNITS OR ANY RIGHTS ATTRIBUTABLE THERETO, WHETHER VOLUNTARY OR BY OPERATION OF LAW, SHALL BE CONSIDERED AN ASSIGNMENT OF UNITS.

                  (F) THE GENERAL PARTNER SHALL BE THE LIMITED PARTNER OF RECORD WITH RESPECT TO ALL UNITS HELD BY UNITHOLDERS WHO ARE NOT ADMITTED TO THE PARTNERSHIP AS LIMITED PARTNERS; PROVIDED, HOWEVER, THAT ANY VOTING RIGHTS TO WHICH SUCH UNITHOLDERS WOULD BE ENTITLED WERE THEY LIMITED PARTNERS WILL BE EXERCISED BY THE GENERAL PARTNER IN PROPORTION TO THE VOTES CAST BY UNITHOLDERS WHO ARE LIMITED PARTNERS.

SECTION 8.3.      TRANSFER DOCUMENTS REQUIRED

                  (A) THE SALE OR ASSIGNMENT OF UNITS BY A UNITHOLDER SHALL NOT BE EFFECTIVE UNTIL THE ASSIGNOR AND ASSIGNEE EXECUTE ALL SUCH CERTIFICATES AND OTHER DOCUMENTS AND PERFORM ALL SUCH ACTS AS THE GENERAL PARTNER MAY DEEM APPROPRIATE TO PRESERVE THE LIMITED LIABILITY OF THE UNITHOLDERS AND THE TAX STATUS OF THE PARTNERSHIP AFTER THE COMPLETION OF SUCH SALE OR ASSIGNMENT. THE ASSIGNOR AND ASSIGNEE OF UNITS SHALL EACH REPRESENT TO THE GENERAL PARTNER THAT THE SALE, EXCHANGE, OR OTHER TRANSFER OF UNITS DID NOT, TO THE BEST OF THEIR KNOWLEDGE, OCCUR ON A SECONDARY MARKET OR THE SUBSTANTIAL EQUIVALENT THEREOF (WITHIN THE MEANING OF SECTION 7704 OF THE CODE), UNLESS THE GENERAL PARTNER, IN ITS SOLE DISCRETION, WAIVES SUCH REQUIREMENT. UPON THE REQUEST OF ANY UNITHOLDER, THE GENERAL PARTNER WILL PROVIDE APPROPRIATE FORMS FOR THE ASSIGNMENT OF UNITS, INCLUDING A COPY OF THE STATEMENT SUCH UNITHOLDER IS
REQUIRED TO PROVIDE TO AN ASSIGNEE UNDER SS. 6112 OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER, IF APPLICABLE, TO INFORM SUCH ASSIGNEE OF THE REQUIREMENT THAT SUCH ASSIGNEE EITHER MAINTAIN A LIST OF SUBSEQUENT TRANSFEREES OR DESIGNATE THE GENERAL PARTNER TO DO SO ON HIS BEHALF.

                  (B) A PERSON WHO IS THE ASSIGNEE OF UNITS OF A UNITHOLDER, BUT WHO DOES NOT BECOME A "SUBSTITUTED LIMITED PARTNER", AS DESCRIBED IN SECTION 8.5, AND DESIRES TO MAKE A FURTHER ASSIGNMENT OF SUCH UNITS, SHALL BE SUBJECT TO ALL THE PROVISIONS OF THIS ARTICLE 8 TO THE SAME EXTENT AND IN THE SAME MANNER AS ANY LIMITED PARTNER DESIRING TO MAKE AN ASSIGNMENT OF UNITS HELD BY HIM.

SECTION 8.4.      DEATH OR INCAPACITY OF UNITHOLDERS

                  IF A UNITHOLDER DIES, HIS EXECUTOR, ADMINISTRATOR OR TRUSTEE, OR, IF HE IS ADJUDICATED INCOMPETENT, HIS COMMITTEE, GUARDIAN OR CONSERVATOR, OR, IF HE BECOMES BANKRUPT, THE TRUSTEE OR RECEIVER OF HIS ESTATE, SHALL HAVE ALL THE RIGHTS AND OBLIGATIONS OF A UNITHOLDER FOR THE PURPOSE OF SETTLING OR MANAGING HIS ESTATE AND SUCH POWER AS THE INCAPACITATED UNITHOLDER POSSESSED TO ASSIGN ALL OR ANY PART OF THE UNITS HELD BY HIM AND TO JOIN WITH SUCH ASSIGNEE IN SATISFYING CONDITIONS PRECEDENT TO SUCH ASSIGNEE BECOMING A SUBSTITUTED LIMITED PARTNER. THE DEATH OR INCAPACITY OR BANKRUPTCY OF A UNITHOLDER SHALL NOT DISSOLVE THE PARTNERSHIP.

SECTION 8.5.      SUBSTITUTED LIMITED PARTNERS

                  (A) SUBJECT TO RECEIPT OF THE CONSENT OF THE GENERAL PARTNER, EACH LIMITED PARTNER SHALL HAVE THE RIGHT TO SUBSTITUTE A PURCHASER, ASSIGNEE, TRANSFEREE, DONEE, HEIR, LEGATEE OR OTHER RECIPIENT OF HIS UNITS AS A LIMITED PARTNER IN HIS PLACE. THE GENERAL PARTNER'S CONSENT MAY BE WITHHELD IN THE GENERAL PARTNER'S SOLE DISCRETION, BUT ONLY IF THE TRANSFER OCCURRED ON A SECONDARY MARKET OR THE SUBSTANTIAL EQUIVALENT THEREOF (WITHIN THE MEANING OF
SECTION 7704 OF THE CODE), WOULD JEOPARDIZE THE STATUS OF THE PARTNERSHIP AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES, WOULD CAUSE A TERMINATION OF THE PARTNERSHIP WITHIN THE MEANING OF SECTION 708(B) OF THE CODE, OR WOULD VIOLATE, OR CAUSE THE PARTNERSHIP TO VIOLATE, ANY APPLICABLE LAW OR GOVERNMENTAL RULE OR REGULATION. THE GENERAL PARTNER SHALL BE ENTITLED TO RELY ON THE ADVICE OF COUNSEL IN MAKING SUCH A DETERMINATION. IN ADDITION, THE GENERAL PARTNER'S CONSENT MAY BE WITHHELD IN THE EVENT THE NEW UNITHOLDER DOES NOT AGREE OR IS UNABLE TO MAKE THE REPRESENTATIONS, WARRANTIES, CERTIFICATIONS, COVENANTS, AGREEMENTS AND DESIGNATIONS SET FORTH AND REFERRED TO IN SECTION 10.1. ANY SUCH CONSENT BY THE GENERAL PARTNER SHALL BE BINDING AND CONCLUSIVE. WHEN THE SUBSTITUTION OF A LIMITED PARTNER BECOMES EFFECTIVE, THE ASSIGNING LIMITED PARTNER SHALL BE RELIEVED OF HIS OBLIGATIONS UNDER THESE ARTICLES TO THE EXTENT PERMITTED BY LAW WITH RESPECT TO THE ASSIGNED UNITS. THE SUBSTITUTED LIMITED PARTNER MUST REIMBURSE THE PARTNERSHIP FOR FILING FEES AND OTHER EXPENSES OF THE SUBSTITUTION OR ADDITION.

                  (B) BY EXECUTING THESE ARTICLES, EACH LIMITED PARTNER SHALL BE DEEMED TO HAVE CONSENTED TO ANY SUBSTITUTION TO WHICH THE GENERAL PARTNER CONSENTS.

                  (C) A LIMITED PARTNER MAY ASSIGN ALL OR ANY UNDIVIDED PORTION OF HIS RIGHT TO RECEIVE DISTRIBUTIONS (INCLUDING DISTRIBUTIONS OF CAPITAL) FROM THE PARTNERSHIP WITHOUT HAVING HIS ASSIGNEE SUBSTITUTED AS A LIMITED PARTNER IN HIS PLACE, PROVIDED (I) THE TRANSFER DID NOT OCCUR ON A SECONDARY MARKET OR THE SUBSTANTIAL EQUIVALENT THEREOF (WITHIN THE MEANING OF SECTION 7704 OF THE CODE) OR THE GENERAL PARTNER, IN ITS SOLE DISCRETION, WAIVES SUCH REQUIREMENT, (II) THE TRANSFER WOULD NOT CAUSE A TERMINATION OF THE PARTNERSHIP UNDER SECTION
708(B) OF THE CODE, JEOPARDIZE THE TAX STATUS OF THE PARTNERSHIP AS A PARTNERSHIP, OR VIOLATE OR CAUSE THE PARTNERSHIP TO VIOLATE ANY LAW OR
GOVERNMENTAL REGULATION; (III) SUCH ASSIGNMENT SHALL NOT RELEASE THE ASSIGNING LIMITED PARTNER FROM ANY OF HIS LIABILITIES UNDER THESE ARTICLES; (IV) IF TWO OR MORE PERSONS ARE TO RECEIVE SUCH DISTRIBUTIONS, SUCH PERSONS, IF THE GENERAL PARTNER SO REQUESTS, SHALL JOINTLY DESIGNATE ONE AGENT TO WHOM SUCH
DISTRIBUTIONS ARE TO BE MADE FOR THEIR ACCOUNT; (V) THE REQUIREMENTS OF PARAGRAPH (B) OF SECTION 8.2 HAVE BEEN MET; AND (VI) THE GENERAL PARTNER HAS RECEIVED A CERTIFIED COPY OF SUCH ASSIGNMENT.

                  (D) THE GENERAL PARTNER SHALL AMEND ITS RECORDS AT LEAST ONCE EACH CALENDAR QUARTER TO EFFECT THE SUBSTITUTION OF LIMITED PARTNERS, IF ANY.

SECTION 8.6.      VOTING RIGHTS

                  (A) BY VOTE OF A MAJORITY IN INTEREST OF THE LIMITED PARTNERS, THE LIMITED PARTNERS MAY (I) AMEND THESE ARTICLES PURSUANT TO SECTION 13.1; (II) DISSOLVE THE PARTNERSHIP; (III) APPROVE OR DISAPPROVE THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP OTHER THAN IN THE ORDINARY COURSE OF THE PARTNERSHIP'S BUSINESS; (IV) REMOVE THE GENERAL PARTNER; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS CLAUSE (IV) SHALL BE INEFFECTIVE UNTIL SUCH TIME AS A FAVORABLE RULING SHALL HAVE BEEN RECEIVED BY THE PARTNERSHIP FROM THE INTERNAL REVENUE SERVICE TO THE EFFECT THAT SUCH ACTION WILL NOT ADVERSELY AFFECT THE TAX STATUS OF THE PARTNERSHIP OR ANY OF THE UNITHOLDERS, IN FORM AND SUBSTANCE SATISFACTORY TO A MAJORITY IN INTEREST OF THE LIMITED PARTNERS OR COUNSEL FOR THE LIMITED PARTNERS (WHICH SHALL BE OTHER THAN COUNSEL FOR THE GENERAL PARTNER AND WHICH COUNSEL SHALL BE ACCEPTABLE TO A MAJORITY IN INTEREST OF THE LIMITED PARTNERS) SHALL HAVE DELIVERED TO THE PARTNERSHIP AN OPINION TO THE SAME EFFECT; (V) PROVIDED THAT IN THE OPINION OF COUNSEL FOR THE LIMITED
PARTNERS SUCH ACTION WILL NOT VIOLATE THE ACT, RESULT IN THE LOSS OF ANY UNITHOLDER'S LIMITED LIABILITY OR ADVERSELY AFFECT THE FEDERAL INCOME TAX STATUS OF THE PARTNERSHIP, CANCEL ANY CONTRACT DESCRIBED IN PARAGRAPH (H) OF SECTION
9.2 WITHOUT PENALTY UPON 60 DAYS NOTICE AND (VI) ELECT A LIQUIDATOR IN THE EVENT OF THE DISSOLUTION OF THE PARTNERSHIP BY REASON OF AN EVENT OF WITHDRAWAL (AS DEFINED IN THE ACT) OF THE GENERAL PARTNER.

                  (B) BY A VOTE OF TWO-THIRDS IN INTEREST OF THE LIMITED PARTNERS, THE LIMITED PARTNERS MAY APPROVE OR DISAPPROVE THE SELECTION OF AN ADDITIONAL OR SUCCESSOR GENERAL PARTNER.

                  (C) IN CONNECTION WITH ANY VOTE OF THE LIMITED PARTNERS PURSUANT TO CLAUSES (IV) OR (V) OF PARAGRAPH (A) OR PARAGRAPH (B) OF THIS
SECTION 8.6, THE GENERAL PARTNER WILL ABSTAIN FROM VOTING THOSE UNITS IT ACQUIRED AS A LIMITED PARTNER IN LIQUIDATION OF LIMITED PARTNERSHIP INTERESTS IN A PREDECESSOR PARTNERSHIP, IF THE AGREEMENT OF LIMITED PARTNERSHIP OF SUCH PREDECESSOR PARTNERSHIP INCLUDED A PROVISION TO SUCH EFFECT. THE GENERAL PARTNER WILL ALSO ABSTAIN FROM VOTING ON ANY MATTER WHATSOEVER, THOSE UNITS IT ACQUIRED AS A LIMITED PARTNER IN LIQUIDATION OF LIMITED PARTNERSHIP INTERESTS IN A PREDECESSOR PARTNERSHIP THAT WERE ACQUIRED BY THE GENERAL PARTNER WITHIN TWO YEARS FROM THE DATE OF THE COMMENCEMENT OF OPERATIONS OF SUCH PREDECESSOR PARTNERSHIP, IF THE AGREEMENT OF LIMITED PARTNERSHIP OF SUCH PREDECESSOR PARTNERSHIP INCLUDED A PROVISION TO SUCH EFFECT.

                  (D) WITHIN NINETY (90) DAYS AFTER AN EVENT OF WITHDRAWAL OF THE GENERAL PARTNER, THE REMAINING PARTNERS MAY, IN LIEU OF ELECTING A LIQUIDATOR, UNANIMOUSLY AGREE IN WRITING TO CONTINUE THE PARTNERSHIP'S BUSINESS AND TO THE APPOINTMENT OF A SUCCESSOR GENERAL PARTNER PURSUANT TO SECTION 11.1.

                  (E) IF ANY APPROVAL OF ACTION BY VOTE OF A MAJORITY OR TWO-THIRDS IN INTEREST OF THE LIMITED PARTNERS WOULD VIOLATE THE ACT OR ADVERSELY AFFECT THE LIMITED PARTNERS' LIMITED LIABILITY OR THE PARTNERSHIP'S TAX STATUS BUT, IN THE OPINION OF THE AFOREMENTIONED COUNSEL, THE SAME APPROVAL UPON UNANIMOUS CONSENT WOULD NOT, SUCH ACTION MAY BE TAKEN UPON RECEIPT OF SUCH UNANIMOUS APPROVAL.

                  (F) THE GENERAL PARTNER, AS GENERAL PARTNER, WILL CONCUR IN ANY VOTE OF THE LIMITED PARTNERS TAKEN UNDER THIS SECTION 8.6 AND SHALL EXECUTE AN AMENDMENT TO THE CERTIFICATE AND ANY OTHER DOCUMENTS REQUIRED TO GIVE EFFECT TO SUCH ACTION UNLESS THE EFFECT OF THE ACTION WOULD BE TO INCREASE THE LIABILITY OR OBLIGATIONS OF THE GENERAL PARTNER OR AFFECT ITS RIGHTS AND INTERESTS IN PROFITS, LOSSES AND CAPITAL OF THE PARTNERSHIP OR ALTER FEDERAL INCOME TAX ALLOCATIONS UNDER THESE ARTICLES.

SECTION 8.7.      CONSENTS, MEETINGS AND SUBMISSIONS TO LIMITED PARTNERS

                  (A) ANY VOTE OR CONSENT REQUIRED BY THESE ARTICLES MAY BE GIVEN (I) BY A WRITTEN CONSENT OF THE CONSENTING PARTNER PRIOR TO, AT THE TIME OF, OR AFTER THE DOING OF THE ACT OR THING FOR WHICH THE CONSENT IS SOLICITED, OR (II) BY THE AFFIRMATIVE VOTE BY THE CONSENTING PARTNER TO THE DOING OF THE ACT OR THING FOR WHICH THE CONSENT IS SOLICITED AT ANY MEETING CALLED AND HELD PURSUANT TO PARAGRAPH (B) OF THIS SECTION 8.7 TO CONSIDER THE DOING OF SUCH ACT OR THING.

                  (B) ANY MATTER, INCLUDING THOSE MATTERS REFERRED TO IN SECTION
8.6, WITH RESPECT TO WHICH THE CONSENT OF THE LIMITED PARTNERS IS SOLICITED MAY BE CONSIDERED AT A MEETING OF THE PARTNERS AT WHICH A QUORUM CONSISTING OF AT LEAST A MAJORITY IN INTEREST OF ALL LIMITED PARTNERS IS PRESENT IN PERSON OR BY PROXY, PROVIDED SUCH MEETING IS HELD NOT LESS THAN 30 NOR MORE THAN 60 DAYS AFTER NOTIFICATION THEREOF SHALL HAVE BEEN GIVEN BY THE GENERAL PARTNER TO ALL PARTNERS; PROVIDED, HOWEVER, THAT THE DATE FOR NOTICE OF SUCH A MEETING MAY BE EXTENDED FOR A PERIOD OF UP TO 60 DAYS, IF IN THE OPINION OF THE GENERAL PARTNER SUCH ADDITIONAL TIME IS NECESSARY TO PERMIT PREPARATION OF PROXY OR INFORMATION STATEMENTS OR OTHER DOCUMENTS REQUIRED TO BE DELIVERED IN CONNECTION WITH SUCH MEETING BY THE SECURITIES AND EXCHANGE COMMISSION OR OTHER REGULATORY AUTHORITIES. SUCH NOTICE (I) MAY BE GIVEN BY THE GENERAL PARTNER, IN ITS DISCRETION, AT ANY TIME, AND (II) SHALL BE GIVEN BY THE GENERAL PARTNER WITHIN 15 DAYS AFTER RECEIPT BY IT OF A REQUEST FOR A MEETING TO CONSIDER A MATTER REFERRED TO IN SECTION 8.6 ENDORSED IN WRITING BY NOT LESS THAN 10% IN INTEREST OF THE LIMITED PARTNERS. ANY REQUEST SO ENDORSED AND SUBMITTED TO THE LIMITED PARTNERS BY THE GENERAL PARTNER MAY BE ACCOMPANIED BY THE RECOMMENDATIONS OF THE GENERAL PARTNER AS TO ADOPTION OF THE PROPOSED ACTION AND/OR THE OPINION OF COUNSEL REFERRED TO IN SECTION 8.6 AND SUCH OTHER INFORMATION AS THE GENERAL PARTNER DEEMS APPROPRIATE. SUCH MEETING SHALL BE HELD EITHER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP OR THE GENERAL PARTNER OR SUCH OTHER LOCATION AS SHALL BE SPECIFIED BY THE GENERAL PARTNER.

                  (C) THE GENERAL  PARTNER  SHALL GIVE ALL THE LIMITED  PARTNERS
NOTICE OF ANY PROPOSAL OR OTHER MATTER REQUIRED BY ANY PROVISION OF THESE ARTICLES OR BY LAW TO BE SUBMITTED FOR THE CONSIDERATION AND APPROVAL OF THE LIMITED PARTNERS. SUCH NOTICE SHALL INCLUDE ANY INFORMATION REQUIRED BY THE RELEVANT PROVISIONS OF THESE ARTICLES OR BY LAW.

                  (D) THE GENERAL PARTNER MAY, IN ACCORDANCE WITH THE PROVISIONS OF THE ACT, FIX, IN ADVANCE, A DATE AS THE RECORD DATE FOR DETERMINING THE PARTNERSHIP'S LIMITED PARTNERS WITH REGARD TO ANY PARTNERSHIP ACTION OR EVENT AND, IN PARTICULAR, FOR DETERMINING THE LIMITED PARTNERS ENTITLED:

                      (I) TO BE NOTIFIED OF OR TO VOTE AT ANY MEETING OF THE
                       PARTNERS OR ANY ADJOURNMENT THEREOF OR TO CONSENT IN WRITING TO ANY ACTION WITHOUT A MEETING; OR

                      (II)TO RECEIVE PAYMENT OF ANY DISTRIBUTION OR ALLOTMENT
                       OF ANY RIGHT.

                  (E) ON ANY MATTER REQUIRING A VOTE BY OR THE CONSENT OF THE LIMITED PARTNERS, THE LIMITED PARTNERS' RESPECTIVE INTERESTS SHALL BE DETERMINED IN ACCORDANCE WITH THEIR SHARING RATIOS; PROVIDED, HOWEVER, THAT IF THE GENERAL PARTNER IS REQUIRED TO ABSTAIN FROM VOTING ANY OF ITS UNITS PURSUANT TO PARAGRAPH (B) OF SECTION 8.6 ON ANY MATTER, THEN FOR THE PURPOSE OF DETERMINING THE LIMITED PARTNERS' RESPECTIVE INTERESTS FOR THAT MATTER, THE LIMITED PARTNERS' SHARING RATIOS SHALL BE DETERMINED BY TREATING SUCH UNITS AS THOUGH THEY WERE NOT OWNED BY ANY PARTNER OF THE PARTNERSHIP.

SECTION 8.8.      EXCHANGE FOR ASSETS

                  (A) TRANSFEREES OF UNITS THAT HAVE BEEN PRESENTED BY A LIMITED PARTNER PURSUANT TO ARTICLE 6 WILL HAVE THE RIGHT, AT THE SOLE OPTION OF THE GENERAL PARTNER AND AT SUCH TIME AS THE GENERAL PARTNER SHALL APPROVE, TO SURRENDER SUCH UNITS IN EXCHANGE FOR THE PRO RATA SHARE OF PARTNERSHIP NET ASSETS ATTRIBUTABLE TO SUCH UNITS. THE PRO RATA SHARE OF PARTNERSHIP NET ASSETS ATTRIBUTABLE TO UNITS SHALL BE ASSIGNED SUBJECT TO A PRO RATA SHARE OF ALL LIENS AND OTHER ENCUMBRANCES BURDENING SUCH ASSETS. SUCH PRO RATA SHARE SHALL BE THAT PERCENTAGE OF PARTNERSHIP NET ASSETS WHICH WOULD HAVE BEEN DISTRIBUTED TO THE HOLDER OF SUCH UNITS IF THE PARTNERSHIP HAD BEEN LIQUIDATED PURSUANT TO THE PROVISIONS OF ARTICLE 11 IMMEDIATELY PRIOR TO THE EXCHANGE.

                  (B) IF 25% OR MORE OF THE UNITS IN THE PARTNERSHIP ARE EXCHANGED FOR A PRO RATA SHARE OF PARTNERSHIP NET ASSETS PURSUANT TO PARAGRAPH
(A) OF THIS SECTION 8.8, THEN THE GENERAL PARTNER WILL SUBMIT TO A VOTE OF THE LIMITED PARTNERS A PROPOSAL TO DISSOLVE THE PARTNERSHIP AND LIQUIDATE PURSUANT TO SECTION 11.2.

SECTION 8.9.      PURCHASE OF UNITS BY GENERAL PARTNER

                  IF AT ANY TIME THE GENERAL PARTNER DETERMINES THAT ANY REPRESENTATION, WARRANTY, CERTIFICATION, COVENANT, AGREEMENT OR DESIGNATION MADE BY OR REQUESTED OF A UNITHOLDER TO THE GENERAL PARTNER WAS FALSE WHEN MADE, HAS BEEN BREACHED, OR WOULD BE FALSE IF MADE AT A LATER TIME, OR THAT A UNITHOLDER IS OTHERWISE NOT QUALIFIED TO HOLD UNITS IN FEDERAL OIL AND GAS LEASES, OR OTHERWISE JEOPARDIZES THE PARTNERSHIP'S TAX STATUS OR THE LIMITED LIABILITY OF OTHER UNITHOLDERS, THEN THE GENERAL PARTNER, OR ANY PERSON DESIGNATED BY THE GENERAL PARTNER, SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO PURCHASE THE UNITS OF SUCH UNITHOLDER AT A PRICE EQUAL TO THE MOST RECENT PURCHASE PRICE THEREFOR DETERMINED IN ACCORDANCE WITH ARTICLE 6, OR, IF A TRADING MARKET FOR THE UNITS HAS DEVELOPED SUCH THAT NO SUCH PRICE HAS BEEN DETERMINED AS OF THE PRECEDING DECEMBER 31, AT THE THEN CURRENT MARKET PRICE FOR SUCH UNITS.

SECTION 8.10.     APPRAISAL AND COMPENSATION

                  (A) IN CONNECTION WITH A PROPOSED ROLL-UP, THE APPRAISED VALUE OF ALL PARTNERSHIP PROPERTIES AND OTHER ASSETS WILL BE DETERMINED BY AN INDEPENDENT EXPERT SELECTED BY THE GENERAL PARTNER AS OF A DATE IMMEDIATELY PRIOR TO THE ANNOUNCEMENT OF THE PROPOSED ROLL-UP TRANSACTION. IF THE APPRAISAL IS TO BE INCLUDED IN A PROSPECTUS USED TO OFFER THE SECURITIES OF A ROLL-UP ENTITY, THE APPRAISAL WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO THE REGISTRATION STATEMENT FOR SUCH OFFERING. THE APPRAISAL OF SUCH PROPERTIES AND OTHER ASSETS WILL ASSUME AN ORDERLY LIQUIDATION OF PARTNERSHIP ASSETS OVER A 12 MONTH PERIOD. THE TERMS OF THE ENGAGEMENT OF THE INDEPENDENT EXPERT WILL CLEARLY STATE THAT THE ENGAGEMENT IS FOR THE BENEFIT OF THE PARTNERSHIP AND ITS PARTNERS. A SUMMARY OF THE APPRAISAL, INDICATING ALL MATERIAL ASSUMPTIONS UNDERLYING THE APPRAISAL, WILL BE INCLUDED IN A REPORT TO THE LIMITED PARTNERS IN CONNECTION WITH THE PROPOSED ROLL-UP.

                  (B) IN CONNECTION WITH A PROPOSED ROLL-UP, THE PERSON SPONSORING THE ROLL-UP SHALL OFFER THE LIMITED PARTNERS WHO VOTE "NO" ON THE PROPOSAL THE CHOICE OF (1) ACCEPTING THE SECURITIES OF THE ROLL-UP ENTITY OFFERED IN THE PROPOSED ROLL-UP; OR (2) ONE OF THE FOLLOWING: (A) REMAINING AS A LIMITED PARTNER IN THE PARTNERSHIP ON THE SAME TERMS AND CONDITIONS AS EXISTED PREVIOUSLY; OR (B) RECEIVING CASH IN AN AMOUNT EQUAL TO THE LIMITED PARTNER'S PRO-RATA SHARE OF THE APPRAISED VALUE DETERMINED UNDER PARAGRAPH (A) OF THIS
SECTION 8.10, EXCEPT THAT IN THE EVENT THAT ANY PARTNERSHIP PROPERTIES OR OTHER ASSETS ARE SOLD TO PROVIDE CASH TO PAY SUCH LIMITED PARTNERS, THERE SHALL BE MADE SUCH ADJUSTMENTS TO THE APPRAISED VALUE AS MAY BE NECESSARY TO GIVE EFFECT TO THE PRICES ACTUALLY RECEIVED IN LIEU OF THE APPRAISED VALUE OF THE PARTNERSHIP PROPERTIES AND OTHER ASSETS THAT ARE SOLD. NOTWITHSTANDING THE FOREGOING, THIS PARAGRAPH (B)

SHALL NOT APPLY TO ANY PROPOSED CONSOLIDATION TRANSACTION INVOLVING THE PARTNERSHIP AND ANY AFFILIATED LIMITED PARTNERSHIPS, IF, AS A CONSEQUENCE OF THE TRANSACTION, THERE WILL BE NO SIGNIFICANT ADVERSE DIFFERENCE BETWEEN (I) THE LIMITED PARTNER'S VOTING RIGHTS IN THE PARTNERSHIP AND IN THE ROLL-UP ENTITY;
(II) THE TERM OF THE EXISTENCE OF THE PARTNERSHIP AND THE ROLL-UP ENTITY; (III) THE GENERAL PARTNER'S COMPENSATION IN THE PARTNERSHIP AND IN THE ROLL-UP ENTITY; OR (4) THE INVESTMENT OBJECTIVES OF THE PARTNERSHIP AND THE ROLL-UP ENTITY.

                  (C) THE PARTNERSHIP WILL NOT PARTICIPATE IN ANY PROPOSED ROLL-UP WHICH WOULD RESULT IN THE LIMITED PARTNERS HAVING FEWER DEMOCRACY RIGHTS IN THE ROLL-UP ENTITY THAN THOSE PROVIDED FOR IN THESE ARTICLES. IF THE ROLL-UP ENTITY IS NOT A LIMITED PARTNERSHIP, THE DEMOCRACY RIGHTS OF THE EQUITY OWNERS IN THE ROLL-UP ENTITY WILL CORRESPOND TO THE DEMOCRACY RIGHTS PROVIDED FOR IN THESE ARTICLES TO THE GREATEST EXTENT POSSIBLE.

                  (D) THE PARTNERSHIP WILL NOT PARTICIPATE IN ANY PROPOSED ROLL-UP WHICH INCLUDES PROVISIONS WHICH WOULD OPERATE TO MATERIALLY IMPEDE OR FRUSTRATE THE ACCUMULATION BY ANY PURCHASER OF THE SECURITIES OF THE ROLL-UP ENTITY (EXCEPT TO THE MINIMUM EXTENT NECESSARY TO PRESERVE THE TAX STATUS OF THE ROLL-UP ENTITY). THE PARTNERSHIP WILL NOT PARTICIPATE IN ANY PROPOSED ROLL-UP WHICH WOULD LIMIT THE ABILITY OF THE EQUITY OWNERS OF THE ROLL-UP ENTITY TO EXERCISE THE VOTING RIGHTS OF THEIR SECURITIES OF THE ROLL-UP ENTITY ON THE BASIS OF THE SHARE OF THE TOTAL EQUITY OF THE ROLL-UP ENTITY HELD BY SUCH EQUITY OWNERS.

                  (E) THE PARTNERSHIP WILL NOT PARTICIPATE IN ANY PROPOSED ROLL-UP IN WHICH THE EQUITY OWNERS OF THE ROLL-UP ENTITY WILL HAVE RIGHTS OF ACCESS TO THE RECORDS OF THE ROLL-UP ENTITY LESS EXTENSIVE THAT THOSE PROVIDED FOR IN THESE ARTICLES.

                  (F) THE PARTNERSHIP WILL NOT PARTICIPATE IN ANY PROPOSED ROLL-UP IN WHICH ANY OF THE COSTS OF THE TRANSACTION WILL BE BORNE BY THE PARTNERSHIP IF THE ROLL-UP IS NOT APPROVED BY THE LIMITED PARTNERS.

                                    ARTICLE 9

                  RIGHTS AND OBLIGATIONS OF THE GENERAL PARTNER

SECTION 9.1.      POWERS OF THE GENERAL PARTNER

                  THE GENERAL PARTNER SHALL HAVE FULL, EXCLUSIVE AND COMPLETE DISCRETION TO MANAGE AND CONTROL THE BUSINESS AND OPERATIONS OF THE PARTNERSHIP AND SHALL HAVE POWER AND AUTHORITY TO DO ALL THINGS NECESSARY OR ADVISABLE FOR SUCH PURPOSE. BY WAY OF ILLUSTRATION AND NOT BY WAY OF LIMITATION, THE GENERAL PARTNER SHALL HAVE FULL POWER AND AUTHORITY TO ACQUIRE, SELL, EXCHANGE, TRANSFER AND ABANDON PROPERTIES, PRODUCTS AND FACILITIES IN THE ORDINARY COURSE OF THE PARTNERSHIP'S BUSINESS, TO INVEST PARTNERSHIP FUNDS TEMPORARILY IN INVESTMENTS HAVING A PRUDENTLY OBTAINABLE YIELD, TO BORROW MONEY AND TO GRANT SECURITY INTERESTS IN PARTNERSHIP ASSETS, TO PROCURE AND MAINTAIN SUCH INSURANCE AS MAY BE AVAILABLE, IN SUCH AMOUNTS AND COVERING SUCH RISKS AS ARE, IN ITS SOLE JUDGMENT, APPROPRIATE, TO CAUSE THE PARTNERSHIP TO PURCHASE UNITS AS PROVIDED IN
ARTICLE 6, TO CAUSE THE PARTNERSHIP TO BECOME A PARTICIPANT OR A GENERAL OR LIMITED PARTNER IN ONE OR MORE JOINT VENTURES, PARTNERSHIPS OR OTHER ENTERPRISES FORMED TO CONDUCT BUSINESS OF THE SORT IN WHICH THE PARTNERSHIP MAY ENGAGE, AND, IF NOT IN THE ORDINARY COURSE OF THE PARTNERSHIP'S BUSINESS, THEN WITH THE APPROVAL OF A MAJORITY IN INTEREST OF THE LIMITED PARTNERS, TO SELL OR OTHERWISE DISPOSE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP.

SECTION 9.2.      CERTAIN TRANSACTIONS

                  THE GENERAL PARTNER MAY ENGAGE IN THE FOLLOWING KINDS OF TRANSACTIONS ON BEHALF OF THE PARTNERSHIP AND THE UNITHOLDERS WITH ANY PERSON, WHETHER OR NOT SUCH PERSON IS THE GENERAL PARTNER OR IS AN AFFILIATE OF THE GENERAL PARTNER, SUBJECT TO THE FOLLOWING LIMITATIONS:

                  (A) THE GENERAL PARTNER MAY ENTER INTO OPERATING AGREEMENTS COVERING PARTNERSHIP PROPERTIES PURSUANT TO A MODEL FORM OPERATING AGREEMENT ISSUED BY THE AMERICAN ASSOCIATION OF PETROLEUM LANDMEN AND AN ACCOUNTING PROCEDURE FOR JOINT OPERATIONS ISSUED BY THE COUNCIL OF PETROLEUM ACCOUNTANTS SOCIETIES OF NORTH AMERICA CUSTOMARY AND USUAL FOR THE GEOGRAPHIC AREA IN WHICH THE PROPERTIES ARE LOCATED. THE CONSIDERATION TO BE RECEIVED BY THE GENERAL PARTNER OR ANY PERSON THAT IS AN AFFILIATE OF THE GENERAL PARTNER FOR ACTING AS OPERATOR SHALL INCLUDE A CHARGE FOR DIRECT COSTS AND ADMINISTRATIVE COSTS, BUT MAY NOT BE IN EXCESS OF THE COMPETITIVE RATE OR DUPLICATIVE OF ANY CONSIDERATION OR REIMBURSEMENT RECEIVED PURSUANT TO THE OTHER PROVISIONS OF THESE ARTICLES. THE GENERAL PARTNER MAY NOT BENEFIT ITSELF BY INTERPOSITIONING ITSELF BETWEEN THE PARTNERSHIP AND THE ACTUAL PROVIDER OF OPERATOR SERVICES.

                  (B) NEITHER THE GENERAL PARTNER NOR ITS AFFILIATES SHALL SELL, TRANSFER OR CONVEY ANY PROPERTY TO OR PURCHASE ANY PROPERTY FROM THE PARTNERSHIP, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO TRANSACTIONS THAT ARE FAIR AND REASONABLE TO THE UNITHOLDERS. ANY PURCHASE FROM THE GENERAL PARTNER OR ITS AFFILIATES (OTHER THAN AN AFFILIATED LIMITED PARTNERSHIP, IN WHICH THE ECONOMIC INTEREST OF THE GENERAL PARTNER IS SUBSTANTIALLY SIMILAR TO OR LESS THAN ITS ECONOMIC INTEREST IN THE PARTNERSHIP) MUST BE CONSISTENT WITH THE OBJECTIVES OF THE PARTNERSHIP.

                                    (I)  IF  THE  PROPERTY  TO BE  SOLD  TO  THE
                  PARTNERSHIP BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES HAS BEEN HELD FOR LESS THAN TWO (2) YEARS AND THERE HAVE NOT BEEN SIGNIFICANT EXPENDITURES MADE IN CONNECTION WITH THE PROPERTY, ANY SUCH PURCHASE (OTHER THAN FROM AN AFFILIATED LIMITED PARTNERSHIP IN WHICH THE ECONOMIC INTEREST OF THE GENERAL PARTNER IS SUBSTANTIALLY SIMILAR TO OR LESS THAN ITS ECONOMIC INTEREST IN THE PARTNERSHIP) MUST BE MADE AT COST, AS ADJUSTED FOR INTERVENING OPERATIONS, UNLESS THE GENERAL PARTNER HAS REASON TO BELIEVE THAT SUCH ADJUSTED COST IS MATERIALLY MORE THAN THE FAIR MARKET VALUE OF SUCH PROPERTY, IN WHICH CASE SUCH PURCHASE SHALL BE MADE AT FAIR MARKET VALUE.

                                    (II)  IF  THE  PROPERTY  TO BE  SOLD  TO THE
                  PARTNERSHIP BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES HAS BEEN HELD FOR LESS THAN SIX (6) MONTHS AND THERE HAVE NOT BEEN SIGNIFICANT EXPENDITURES MADE IN CONNECTION WITH THE PROPERTY, ANY PURCHASE FROM AN AFFILIATED LIMITED PARTNERSHIP IN WHICH THE ECONOMIC INTEREST OF THE GENERAL PARTNER IS SUBSTANTIALLY SIMILAR TO OR LESS THAN ITS ECONOMIC INTEREST IN THE PARTNERSHIP WILL BE AT COST, AS ADJUSTED FOR INTERVENING OPERATIONS, UNLESS THE GENERAL PARTNER HAS REASON TO BELIEVE THAT SUCH ADJUSTED COST IS MATERIALLY MORE THAN THE FAIR MARKET VALUE OF SUCH PROPERTY, IN WHICH CASE SUCH PURCHASE SHALL BE MADE AT FAIR MARKET VALUE.

                                    (III) ANY OTHER  PURCHASE  FROM THE  GENERAL
                  PARTNER OR ITS AFFILIATES (INCLUDING LIMITED PARTNERSHIP AFFILIATES) WILL BE AT NOT MORE THAN FAIR MARKET VALUE.

                                    (IV) ANY SALE,  TRANSFER OR CONVEYANCE OF AN
                  UNDEVELOPED LEASEHOLD INTEREST FROM THE PARTNERSHIP TO THE GENERAL PARTNER OR AN AFFILIATE OF THE GENERAL PARTNER, OTHER THAN AN AFFILIATED LIMITED PARTNERSHIP, MUST BE MADE AT THE HIGHER OF COST OR FAIR MARKET VALUE.

                                    (V) OTHER THAN A TRANSFER IN CONNECTION WITH
                  FARMOUTS  OR  JOINT  VENTURES  MADE IN  COMPLIANCE  WITH  THIS
                  SECTION 9.2, ANY SALE, TRANSFER OR CONVEYANCE OF AN UNDEVELOPED LEASEHOLD

                  INTEREST TO AN AFFILIATED LIMITED PARTNERSHIP FORMED FOR THE PURPOSE OF DRILLING ON UNDEVELOPED LEASEHOLD INTERESTS MUST BE MADE AT COST, UNLESS THE GENERAL PARTNER HAS CAUSE TO BELIEVE THAT COST IS MATERIALLY MORE THAN THE FAIR MARKET VALUE OF SUCH PROPERTY, IN WHICH CASE SUCH TRANSFER SHOULD BE MADE FOR A PRICE NOT IN EXCESS OF ITS FAIR MARKET VALUE; PROVIDED HOWEVER, IF THE PARTNERSHIP HAS HELD THE PROPERTY FOR MORE THAN TWO YEARS AND THE ECONOMIC INTEREST OF THE GENERAL PARTNER IN THE AFFILIATED LIMITED PARTNERSHIP IS SUBSTANTIALLY SIMILAR TO, OR LESS THAN, ITS ECONOMIC INTEREST IN THE PARTNERSHIP, THE TRANSFER MAY BE MADE AT FAIR MARKET VALUE.

                                    (VI) ANY SALE, TRANSFER,  OR CONVEYANCE OF A
                  PRODUCING PROPERTY FROM THE PARTNERSHIP TO THE GENERAL PARTNER OR AN AFFILIATE, OTHER THAN AN AFFILIATED LIMITED PARTNERSHIP IN WHICH THE ECONOMIC INTEREST OF THE GENERAL PARTNER IS SUBSTANTIALLY SIMILAR TO OR LESS THAN ITS ECONOMIC INTEREST IN THE PARTNERSHIP, SHALL NOT BE PERMITTED EXCEPT IN CONNECTION WITH THE LIQUIDATION OF THE PARTNERSHIP AND THEN ONLY AT FAIR MARKET VALUE.

                                    (VII) EXCEPT IN CONNECTION  WITH FARMOUTS OR
                  JOINT VENTURES MADE IN COMPLIANCE WITH THIS SECTION 9.2, A TRANSFER OF ANY TYPE OF PROPERTY FROM THE PARTNERSHIP TO AN AFFILIATED PRODUCTION PURCHASE OR INCOME PROGRAM LIMITED PARTNERSHIP MUST BE MADE AT FAIR MARKET VALUE IF THE PROPERTY HAS BEEN HELD FOR MORE THAN SIX (6) MONTHS OR THERE HAVE BEEN SIGNIFICANT EXPENDITURES MADE IN CONNECTION WITH THE PROPERTY. OTHERWISE, IF THE GENERAL PARTNER DEEMS IT TO BE IN THE BEST INTEREST OF THE PARTNERSHIP, THE TRANSFER MAY BE MADE AT COST, AS ADJUSTED FOR INTERVENING OPERATIONS.

EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE, ANY DETERMINATION OF FAIR MARKET VALUE AS REQUIRED BY THE PROVISIONS OF THIS PARAGRAPH (B) OF SECTION 9.2 MUST BE SUPPORTED BY AN APPRAISAL FROM AN INDEPENDENT EXPERT SELECTED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP. SUCH OPINION AND ANY ASSOCIATED SUPPORTING INFORMATION MUST BE MAINTAINED IN THE RECORDS OF THE PARTNERSHIP FOR AT LEAST SIX (6) YEARS.

                  (C) A DEVELOPMENT WELL MAY BE DRILLED ON UNDEVELOPED LEASEHOLD INTERESTS ACQUIRED BY THE PARTNERSHIP IN THE VICINITY OF PRODUCING PROPERTIES PURCHASED BY THE PARTNERSHIP WHEN, IN THE OPINION OF THE GENERAL PARTNER, THE DRILLING OF SUCH A WELL IS WARRANTED. UNDEVELOPED LEASEHOLD INTERESTS NOT IN THE VICINITY OF PRODUCING PROPERTIES PURCHASED BY THE PARTNERSHIP SUBSEQUENTLY MAY BE SOLD.

                  (D) EXCEPT AS PROVIDED IN THIS SECTION 9.2 (IN PARTICULAR PARAGRAPH (B)), THE PARTNERSHIP SHALL NOT PURCHASE PROPERTIES FROM OR SELL PROPERTIES TO ANY OTHER AFFILIATED LIMITED PARTNERSHIP. THIS PROHIBITION, HOWEVER, SHALL NOT APPLY TO PURCHASE OF PROPERTY THROUGH PARTICIPATION IN JOINT VENTURES WITH THE GENERAL PARTNER AND/OR SUCH AFFILIATED LIMITED PARTNERSHIPS, PROVIDED THAT THE RESPECTIVE OBLIGATIONS AND REVENUE SHARING OF ALL PARTIES TO THE TRANSACTION ARE SUBSTANTIALLY PROPORTIONATE TO THEIR RESPECTIVE PARTICIPATIONS IN THE JOINT VENTURE AND THE COMPENSATION ARRANGEMENT OR ANY OTHER INTEREST OR RIGHT OF EITHER THE GENERAL PARTNER OR ITS AFFILIATES IS SUBSTANTIALLY SIMILAR IN EACH AFFILIATED LIMITED PARTNERSHIP, OR, IF DIFFERENT, THE AGGREGATE COMPENSATION OF THE GENERAL PARTNER AND ITS AFFILIATES ASSOCIATED WITH THE PROPERTY AND ANY DIRECT AND INDIRECT OWNERSHIP INTEREST IN THE PROPERTY MAY NOT EXCEED THE LOWER OF THE COMPENSATION AND OWNERSHIP INTEREST THE GENERAL PARTNER AND/OR ITS AFFILIATES COULD RECEIVE IF THE PROPERTY WERE SEPARATELY OWNED OR RETAINED BY EITHER ONE OF THE LIMITED PARTNERSHIP AFFILIATES. IN ADDITION, THERE WILL BE NO DUPLICATION OR INCREASE IN ORGANIZATION AND OFFERING EXPENSES, COMPENSATION TO THE GENERAL PARTNER, PARTNERSHIP EXPENSES OR OTHER FEES AND COSTS; THERE WILL BE NO SUBSTANTIVE ALTERATION IN THE FIDUCIARY AND CONTRACTUAL RELATIONSHIP BETWEEN THE GENERAL PARTNER AND THE UNITHOLDERS; AND THERE WILL BE NO DIMINISHMENT IN THE VOTING RIGHTS OF THE LIMITED PARTNERS.

                  (E) THE GENERAL PARTNER MAY FARM OUT THE PARTNERSHIP'S INTERESTS IN OIL, GAS AND OTHER PROPERTIES. HOWEVER, THE GENERAL PARTNER MAY NOT FARM OUT ANY WELL FOR THE PRIMARY PURPOSE OF AVOIDING

PAYMENT OF COSTS RELATING TO SUCH WELL ALLOCABLE TO THE GENERAL PARTNER PURSUANT TO THESE ARTICLES OR UNLESS THE GENERAL PARTNER EXERCISING THE STANDARD OF A PRUDENT OPERATOR, DETERMINES THAT (I) THE PARTNERSHIP LACKS SUFFICIENT FUNDS TO DRILL THE WELL AND CANNOT OBTAIN SUITABLE ALTERNATIVE FINANCING FOR SUCH DRILLING; (II) THE PROPERTY HAS BEEN DOWNGRADED BY EVENTS OCCURRING AFTER ITS ACQUISITION BY THE PARTNERSHIP SO THAT DRILLING WOULD NO LONGER BE DESIRABLE FOR THE PARTNERSHIP; (III) DRILLING ON THE PROPERTY WOULD RESULT IN AN EXCESSIVE CONCENTRATION OF PARTNERSHIP FUNDS CREATING IN THE GENERAL PARTNER'S OPINION UNDUE RISKS TO THE PARTNERSHIP; OR (IV) THE BEST INTERESTS OF THE PARTNERSHIP WOULD BE SERVED BY THE FARMOUT. IF THE DRILLING OF A PARTNERSHIP WELL IS FARMED OUT, THE PARTNERSHIP WILL OBTAIN OR RETAIN SUCH ECONOMIC INTERESTS AND CONCESSIONS AS A REASONABLY PRUDENT OPERATOR WOULD OR COULD OBTAIN OR RETAIN UNDER THE CIRCUMSTANCES.

                  (F) THE GENERAL PARTNER MAY, ON BEHALF OF THE PARTNERSHIP, BORROW MONEY, EITHER UNSECURED OR SECURED BY PARTNERSHIP ASSETS AND INCOME. ANY LOAN TO THE PARTNERSHIP BY THE GENERAL PARTNER OR AN AFFILIATE OF THE GENERAL PARTNER WILL BEAR INTEREST IN AN AMOUNT WHICH SHALL NOT EXCEED THE LESSER OF (I) THE GENERAL PARTNER'S OR SUCH AFFILIATE'S INTEREST COST FROM TIME TO TIME DURING THE TERM OF SUCH LOAN, (II) THE RATE WHICH WOULD BE CHARGED TO THE PARTNERSHIP (WITHOUT REFERENCE TO THE GENERAL PARTNER'S FINANCIAL ABILITIES OR GUARANTEES) BY UNRELATED BANKS ON COMPARABLE LOANS FOR THE SAME PURPOSES OR (III) THE MAXIMUM LAWFUL RATE. THE GENERAL PARTNER MAY NOT RECEIVE POINTS OR OTHER FINANCING CHARGES OR FEES, REGARDLESS OF AMOUNT, ON ANY LOANS IT MAY MAKE TO THE PARTNERSHIP. WHEN TWO OR MORE PARTNERSHIPS PARTICIPATE IN THE SAME TRANSACTION AND FINANCING IS OBTAINED FOR THE BENEFIT OF ALL OF THE PARTICIPANTS, THE PARTNERSHIP SHALL BECOME LIABLE TO PAY ONLY ITS PRO RATA SHARE OF THE LOAN, AND ITS INTEREST IN THE PROPERTIES PURCHASED SHALL BE MORTGAGED ONLY AS SECURITY FOR THE SHARE OF THE LOAN FOR WHICH IT BECOMES LIABLE. NOTWITHSTANDING THE PROVISIONS OF THIS PARAGRAPH, NO CREDITOR OF THE PARTNERSHIP SHALL HAVE OR ACQUIRE AS A RESULT OF MAKING ANY NONRECOURSE LOAN TO THE PARTNERSHIP ANY DIRECT OR INDIRECT INTEREST IN THE PROFITS, CAPITAL OR PROPERTY OF THE PARTNERSHIP OTHER THAN AS A SECURED PARTY. THE PARTNERSHIP SHALL NOT MAKE LOANS OR ADVANCE PAYMENTS TO THE GENERAL PARTNER OR ANY OF ITS AFFILIATES EXCEPT THAT AFFILIATES MAY MAKE ADVANCE PAYMENTS WHERE NECESSARY TO SECURE TAX BENEFITS OF PREPAID DRILLING COSTS. THESE PAYMENTS, IF ANY, SHALL NOT INCLUDE NONREFUNDABLE PAYMENTS FOR COMPLETION COSTS PRIOR TO THE TIME THAT A DECISION IS MADE THAT THE WELL OR WELLS WARRANT A COMPLETION ATTEMPT. THE GENERAL PARTNER MAY NOT PLEDGE ANY PARTNERSHIP PROPERTIES AS SECURITY FOR LOANS TO THE GENERAL PARTNER OR ITS AFFILIATES.

                  (G) THE GENERAL PARTNER MAY RENDER OR OBTAIN GEOLOGICAL, GEOPHYSICAL, ENGINEERING, LAND, LEGAL, OPERATING AND OTHER TECHNICAL SERVICES, STUDIES, EVALUATIONS, BOOKKEEPING, ACCOUNTING, DATA PROCESSING, REPORTING AND SIMILAR SERVICES RELATING TO THE CONDUCT OF THE PARTNERSHIP'S OPERATIONS AND THE BUSINESS AFFAIRS OF THE UNITHOLDERS. IF ANY SUCH SERVICE, STUDY OR EVALUATION IS RENDERED BY THE GENERAL PARTNER OR OBTAINED FROM AN AFFILIATE OF THE GENERAL PARTNER, THE PRICE PAID BY THE PARTNERSHIP THEREFOR SHALL NOT EXCEED THE COST INCURRED IN PROVIDING THE SERVICE, STUDY OR EVALUATION.

                  (H) EACH CONTRACT OTHER THAN THESE ARTICLES RELATING TO A TRANSACTION BETWEEN THE PARTNERSHIP AND THE GENERAL PARTNER OR AN AFFILIATE OF THE GENERAL PARTNER OTHER THAN AN AFFILIATED LIMITED PARTNERSHIP SHALL CONTAIN A PROVISION WHICH SHALL PERMIT CANCELLATION OF THE CONTRACT BY THE PARTNERSHIP WITHOUT PENALTY, ON NOT LESS THAN 60 DAYS PRIOR WRITTEN NOTICE, UPON THE VOTE IN FAVOR OF TERMINATION BY A MAJORITY IN INTEREST OF THE LIMITED PARTNERS. ANY CONTRACT TERMINATED BY THE GENERAL PARTNER OR AN AFFILIATE SHALL REQUIRE 60 DAYS ADVANCE NOTICE IN WRITING TO THE LIMITED PARTNERS.

                  (I) IN THE EVENT NATURAL GAS OR OIL PRODUCED BY THE PARTNERSHIP IS TRANSPORTED THROUGH A PIPELINE OR OTHER TRANSPORTATION FACILITY OWNED BY THE GENERAL PARTNER OR AN AFFILIATE OF THE GENERAL PARTNER, THE GENERAL PARTNER OR SUCH AFFILIATE WILL TRANSPORT SUCH NATURAL GAS OR OIL FOR THE PARTNERSHIP ON THE BEST TERMS MADE AVAILABLE TO ANY THIRD PARTY. IF THE GENERAL PARTNER OR AN AFFILIATE RENDERS ANY OIL FIELD OR OTHER SERVICES OR SELLS OR LEASES TO THE PARTNERSHIP ANY EQUIPMENT OR RELATED SUPPLIES, THEN, IF THE GENERAL PARTNER OR SUCH AFFILIATE IS ENGAGED, INDEPENDENTLY OF THE PARTNERSHIP AND AS AN ORDINARY AND

ONGOING BUSINESS, IN THE BUSINESS OF RENDERING SUCH SERVICES OR SELLING OR LEASING SUCH EQUIPMENT OR SUPPLIES TO A SUBSTANTIAL EXTENT TO OTHER PERSONS IN THE OIL AND GAS INDUSTRY, THE COMPENSATION, PRICE OR RENTAL THEREFOR PAID BY THE PARTNERSHIP SHALL BE COMPETITIVE WITH THE COMPENSATION, PRICE OR RENTAL OF OTHER PERSONS IN THE AREA ENGAGED IN THE BUSINESS OF RENDERING COMPARABLE SERVICES OR SELLING OR LEASING COMPARABLE EQUIPMENT AND SUPPLIES WHICH COULD REASONABLY BE MADE AVAILABLE TO THE PARTNERSHIP, AND IF THE GENERAL PARTNER OR SUCH AFFILIATE IS NOT SO INDEPENDENTLY ENGAGED IN SUCH BUSINESS, THEN THE COMPENSATION, PRICE OR RENTAL PAID BY THE PARTNERSHIP SHALL BE THE COST OF SUCH SERVICES, EQUIPMENT OR SUPPLIES TO THE GENERAL PARTNER OR SUCH AFFILIATES OR THE COMPETITIVE RATE WHICH COULD BE OBTAINED IN THE AREA, WHICHEVER IS LESS.

                  (J) THE GENERAL PARTNER WILL NOT TAKE ANY ACTION WITH RESPECT TO THE ASSETS OR PROPERTY OF THE PARTNERSHIP WHICH DOES NOT BENEFIT PRIMARILY THE PARTNERSHIP AS A WHOLE, INCLUDING THE UTILIZATION OF FUNDS OF THE PARTNERSHIP AS COMPENSATING BALANCES FOR THE BENEFIT OF THE GENERAL PARTNER AND FUTURE COMMITMENTS OF PRODUCTION. NO REBATES OR GIVE-UPS MAY BE RECEIVED BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES NOR MAY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES PARTICIPATE IN ANY RECIPROCAL BUSINESS ARRANGEMENTS WHICH WOULD CIRCUMVENT THIS SECTION 9.2. THE GENERAL PARTNER SHALL HAVE A FIDUCIARY RESPONSIBILITY FOR THE SAFEKEEPING AND USE OF ALL FUNDS AND ASSETS OF THE PARTNERSHIP, WHETHER OR NOT IN THE GENERAL PARTNER'S POSSESSION OR CONTROL, AND THE GENERAL PARTNER SHALL NOT EMPLOY, OR PERMIT ANOTHER TO EMPLOY, SUCH FUNDS OR ASSETS IN ANY MANNER EXCEPT FOR THE EXCLUSIVE BENEFIT OF THE PARTNERSHIP.

                  (K) THE GENERAL PARTNER WILL NOT USE PARTNERSHIP FUNDS TO PROVE UP PROPERTIES IN THE GEOLOGICAL PROSPECT AREAS BELONGING TO THE GENERAL PARTNER OR ITS AFFILIATES.

                  (L) ALL BENEFITS FROM MARKETING ARRANGEMENTS OR OTHER RELATIONSHIPS AFFECTING PROPERTY OF THE GENERAL PARTNER OR ITS AFFILIATES AND THE PARTNERSHIP SHALL BE FAIRLY AND EQUITABLY APPORTIONED ACCORDING TO THE RESPECTIVE INTERESTS OF EACH. PARTNERSHIP FUNDS WILL NOT BE COMMINGLED WITH THE FUNDS OF ANY OTHER ENTITY. NOTWITHSTANDING THE FOREGOING, THE GENERAL PARTNER MAY ESTABLISH A MASTER FIDUCIARY ACCOUNT PURSUANT TO WHICH SEPARATE SUBTRUST ACCOUNTS ARE MAINTAINED FOR THE BENEFIT OF AFFILIATED LIMITED PARTNERSHIPS, PROVIDED THE PARTNERSHIP'S FUNDS ARE PROTECTED FROM THE CLAIMS OF SUCH OTHER LIMITED PARTNERSHIPS AND THEIR CREDITORS. THE GENERAL PARTNER WILL NOT MAKE ANY ADVANCES TO THE PARTNERSHIP NOR WILL THE PARTNERSHIP BORROW ANY FUNDS FOR THE PURPOSE OF SUSTAINING A REGULAR PATTERN OF DISTRIBUTION EVEN THOUGH LOAN PAYMENT REQUIREMENTS, UNUSUAL OPERATING COSTS OR OTHER EXPENSES OR TEMPORARY REDUCTIONS IN PARTNERSHIP REVENUES MAY REDUCE FUNDS AVAILABLE FOR DISTRIBUTION.

SECTION 9.3.      INDEMNIFICATION

                  (A)  THE  GENERAL   PARTNER  AND  ITS   AFFILIATES   SHALL  BE
INDEMNIFIED BY THE PARTNERSHIP UNDER THE FOLLOWING CIRCUMSTANCES AND IN THE MANNER AND TO THE EXTENT SET FORTH BELOW:

                                    (I) THE GENERAL  PARTNER AND ITS  AFFILIATES
                  SHALL BE INDEMNIFIED AGAINST THE REASONABLE EXPENSES, INCLUDING ATTORNEYS' FEES, ACTUALLY AND NECESSARILY INCURRED BY THE GENERAL PARTNER AND ITS AFFILIATES IN CONNECTION WITH THE DEFENSE OF AN ACTION IN THE RIGHT OF THE PARTNERSHIP TO PROCURE A JUDGEMENT IN ITS FAVOR BY REASON OF THE GENERAL PARTNER BEING OR HAVING BEEN A GENERAL PARTNER IN THE PARTNERSHIP, OR IN CONNECTION WITH AN APPEAL THEREIN IF THE GENERAL PARTNER OR SUCH AFFILIATE ACTED IN GOOD FAITH AND IN A MANNER THE GENERAL PARTNER OR SUCH AFFILIATE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE PARTNERSHIP; PROVIDED, HOWEVER, THAT NO INDEMNIFICATION SHALL BE PROVIDED IN RESPECT OF ANY CLAIM, ISSUE OR MATTER AS TO WHICH THE GENERAL PARTNER OR ITS AFFILIATES SHALL HAVE BEEN ADJUDGED TO BE LIABLE FOR NEGLIGENCE OR MISCONDUCT, UNLESS AND ONLY TO THE EXTENT THAT THE SUPERIOR COURT OF THE STATE OF NEW JERSEY OR THE COURT IN WHICH THE PROCEEDING WAS BROUGHT SHALL DETERMINE UPON APPLICATION THAT DESPITE THE ADJUDICATION OF

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

                  LIABILITY, BUT IN VIEW OF ALL CIRCUMSTANCES OF THE CASE, THE GENERAL PARTNER OR SUCH AFFILIATE IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR THE EXPENSES AS THE SUPERIOR COURT OR ANY OTHER COURT SHALL DEEM PROPER. THE INDEMNIFICATION PROVIDED FOR UNDER THIS PARAGRAPH (A) SHALL IN NO CASE INCLUDE AMOUNTS PAID IN SETTLING OR OTHERWISE DISPOSING OF A THREATENED ACTION, OR PENDING ACTION WITH OR WITHOUT COURT APPROVAL BUT SHALL INCLUDE EXPENSES INCURRED IN A THREATENED ACTION OR PENDING ACTION WHICH IS SETTLED OR OTHERWISE DISPOSED OF WITHOUT COURT APPROVAL, PROVIDED THERE IS A DETERMINATION UPON APPLICATION TO THE SUPERIOR COURT OF THE STATE OF NEW JERSEY THAT IN VIEW OF ALL CIRCUMSTANCES OF THE CASE, THE GENERAL PARTNER OR ITS AFFILIATE IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR THE EXPENSES AS THE SUPERIOR COURT SHALL DEEM PROPER.

                                    (II) IN ALL CASES OTHER THAN  ACTIONS IN THE
                  RIGHT OF THE PARTNERSHIP BROUGHT BY REASON OF THE GENERAL PARTNER BEING OR HAVING BEEN A GENERAL PARTNER IN THE PARTNERSHIP, THE GENERAL PARTNER AND ITS AFFILIATES SHALL BE INDEMNIFIED BY THE PARTNERSHIP AGAINST ANY LOSSES, JUDGMENTS, LIABILITIES, EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, AND AMOUNTS PAID IN SETTLEMENT OF OR INCURRED IN CONNECTION WITH ANY CLAIMS SUSTAINED BY THEM IN CONNECTION WITH THE PARTNERSHIP PROVIDED THAT THE SAME WERE NOT THE RESULT OF
                  NEGLIGENCE, A FAILURE TO ACT IN GOOD FAITH OR MISCONDUCT ON THE PART OF THE GENERAL PARTNER OR ITS AFFILIATES.

                                    (III)  NOTWITHSTANDING  THE  FOREGOING,  THE
                  GENERAL PARTNER AND ITS AFFILIATES AND ANY PERSON ACTING AS A BROKER-DEALER SHALL NOT BE INDEMNIFIED FOR ANY LOSSES, LIABILITIES OR EXPENSES ARISING FROM OR OUT OF AN ALLEGED VIOLATION OF FEDERAL OR STATE SECURITIES LAWS UNLESS (1) THERE HAS BEEN A SUCCESSFUL ADJUDICATION ON THE MERITS OF EACH COUNT INVOLVING ALLEGED SECURITIES LAW VIOLATIONS AS TO THE PARTICULAR INDEMNITEE AND THE COURT APPROVES INDEMNIFICATION OF LITIGATION COSTS, OR (2) SUCH CLAIMS HAVE BEEN DISMISSED WITH PREJUDICE ON THE MERITS BY A COURT OF COMPETENT JURISDICTION AS TO THE PARTICULAR INDEMNITEE AND THE COURT APPROVES INDEMNIFICATION OF LITIGATION COSTS, OR (3) A COURT OF COMPETENT JURISDICTION APPROVES A SETTLEMENT OF THE CLAIMS AGAINST A PARTICULAR INDEMNITEE AND THE COURT FINDS THAT INDEMNIFICATION OF THE SETTLEMENT AND RELATED COSTS SHOULD BE MADE.

                                    (IV) THE  INDEMNIFICATION  SET FORTH IN THIS
                  PARAGRAPH (A) SHALL IN NO EVENT CAUSE A UNITHOLDER TO INCUR ANY LIABILITY BEYOND THE BALANCE IN HIS CAPITAL ACCOUNT, INCLUDING HIS SHARE OF ANY UNDISTRIBUTED PROFITS OF THE PARTNERSHIP, NOR SHALL IT RESULT IN ANY LIABILITY OF THE UNITHOLDERS TO ANY THIRD PARTY.

                  THE OTHER PROVISIONS OF THIS PARAGRAPH (A) TO THE CONTRARY NOTWITHSTANDING, FOR SO LONG AS THE SAME SHALL BE PROHIBITED BY THE ACT, THE GENERAL PARTNER SHALL NOT BE INDEMNIFIED AGAINST (1) AMOUNTS PAID IN SETTLING OR OTHERWISE DISPOSING OF A THREATENED ACTION, OR PENDING ACTION IN THE RIGHT OF THE PARTNERSHIP TO PROCURE A JUDGMENT IN ITS FAVOR TO WHICH THE GENERAL PARTNER HAS BEEN MADE A PARTY BY REASON OF BEING OR HAVING BEEN A GENERAL PARTNER OF THE PARTNERSHIP, OR (2) THE REASONABLE EXPENSES, INCLUDING ATTORNEY'S FEES, ACTUALLY AND NECESSARILY INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH ACTION, OR IN CONNECTION WITH AN APPEAL THEREIN, UNLESS THE GENERAL PARTNER ACTED IN GOOD FAITH AND IN A MANNER THE GENERAL PARTNER REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE PARTNERSHIP; PROVIDED, HOWEVER, THAT NO INDEMNIFICATION SHALL BE PROVIDED WITH RESPECT TO EXPENSES INCURRED IN SUCH AN ACTION WHICH IS SETTLED OR OTHERWISE DISPOSED OF WITHOUT COURT APPROVAL UNLESS THERE IS A DETERMINATION UPON APPLICATION TO THE SUPERIOR COURT OF THE STATE OF NEW JERSEY THAT IN VIEW OF ALL CIRCUMSTANCES OF THE CASE, THE GENERAL PARTNER IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR THE EXPENSES AS THE SUPERIOR COURT SHALL DEEM PROPER.

                  (B) IN ANY CLAIM FOR INDEMNIFICATION FOR FEDERAL OR STATE SECURITIES LAW VIOLATIONS, THE PARTY SEEKING INDEMNIFICATION SHALL PLACE BEFORE THE COURT THE POSITION OF THE SECURITIES AND EXCHANGE

COMMISSION, THE MASSACHUSETTS SECURITIES DIVISION AND ANY OTHER APPLICABLE REGULATORY AUTHORITY (INCLUDING, IN THE CASE WHERE A UNITHOLDER HAS FILED THE CLAIM AS PLAINTIFF, THE APPLICABLE REGULATORY AUTHORITY OF THE STATE IN WHICH SUCH PLAINTIFF WAS OFFERED OR SOLD UNITS) WITH RESPECT TO THE ISSUE OF INDEMNIFICATION FOR SECURITIES LAW VIOLATIONS.

                  (C) ANY AMOUNTS PAYABLE PURSUANT TO THIS SECTION 9.3 ARE RECOVERABLE ONLY OUT OF THE ASSETS OF THE PARTNERSHIP AND NOT FROM THE
UNITHOLDERS. THE PARTNERSHIP SHALL NOT INCUR THE COST OF THAT PORTION OF ANY INSURANCE WHICH INSURES ANY PARTY AGAINST ANY LIABILITY THE INDEMNIFICATION OF WHICH IS PROHIBITED BY THIS SECTION 9.3 PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THESE ARTICLES SHALL PRECLUDE THE PARTNERSHIP FROM PURCHASING AND PAYING FOR SUCH TYPES OF INSURANCE, INCLUDING EXTENDED COVERAGE LIABILITY AND CASUALTY AND WORKERS' COMPENSATION, AS WOULD BE CUSTOMARY FOR ANY PERSON OWNING COMPARABLE ASSETS AND ENGAGED IN A SIMILAR BUSINESS, OR FROM NAMING THE GENERAL PARTNER AND ITS AFFILIATES AS ADDITIONAL INSURED PARTIES THEREUNDER, PROVIDED THAT SUCH ADDITION DOES NOT ADD TO THE PREMIUMS PAYABLE BY THE PARTNERSHIP.

                  (D) THE ADVANCEMENT OF PARTNERSHIP FUNDS TO THE GENERAL PARTNER OR ITS AFFILIATES FOR LEGAL EXPENSES AND OTHER COSTS INCURRED AS A
RESULT OF ANY LEGAL ACTION FOR WHICH INDEMNIFICATION IS BEING SOUGHT IS PERMISSIBLE ONLY IF THE PARTNERSHIP HAS ADEQUATE FUNDS AVAILABLE AND THE FOLLOWING ARE SATISFIED:

                                    (I)  THE LEGAL ACTION RELATES TO ACTS OR
                  OMISSIONS WITH RESPECT TO THE PERFORMANCE OF DUTIES OR SERVICES ON BEHALF OF THE PARTNERSHIP, AND

                                    (II) THE  LEGAL  ACTION  IS  INITIATED  BY A
                  PERSON WHO IS NOT A LIMITED PARTNER, OR THE LEGAL ACTION IS INITIATED BY A LIMITED PARTNER AND A COURT OF COMPETENT JURISDICTION SPECIFICALLY APPROVES SUCH ADVANCEMENT, AND

                                    (III) THE GENERAL  PARTNER OR ITS AFFILIATES
                  UNDERTAKE TO REPAY THE ADVANCED FUNDS TO THE PARTNERSHIP, TOGETHER WITH THE APPLICABLE LEGAL RATE OF INTEREST THEREON, IN CASES IN WHICH SUCH PARTY IS FOUND NOT TO BE ENTITLED TO INDEMNIFICATION.

                  (E) FOR PURPOSES OF THIS SECTION 9.3 ONLY, THE TERM "AFFILIATES" SHALL INCLUDE ONLY THOSE AFFILIATES WHO ARE PERFORMING SERVICES ON BEHALF OF THE GENERAL PARTNER WITHIN THE SCOPE OF THE GENERAL PARTNER'S AUTHORITY AS SET FORTH IN THESE ARTICLES ("QUALIFIED AFFILIATES"); PROVIDED, HOWEVER, THAT AN AFFILIATE THAT IS NOT A QUALIFIED AFFILIATE WHOSE LIABILITY IS SOLELY ATTRIBUTABLE TO THE NATURE OF ITS RELATIONSHIP TO THE GENERAL PARTNER OR A QUALIFIED AFFILIATE (E.G., "CONTROLLING PERSON" LIABILITY UNDER THE FEDERAL SECURITIES LAWS) SHALL BE INDEMNIFIED TO THE SAME EXTENT AS A QUALIFIED AFFILIATE.

SECTION 9.4.      TRANSFER OF GENERAL PARTNER'S INTEREST

                  THE INTEREST OF THE GENERAL PARTNER MAY NOT BE VOLUNTARILY ASSIGNED NOR ANOTHER GENERAL PARTNER ADMITTED WITHOUT THE CONSENT OF A MAJORITY IN INTEREST OF THE LIMITED PARTNERS; PROVIDED, HOWEVER, THAT THE GENERAL PARTNER MAY ASSIGN ITS INTEREST IN THE PARTNERSHIP WITHOUT SUCH CONSENT AND SUBSTITUTE AS GENERAL PARTNER (I) ANOTHER CORPORATION IN CONNECTION WITH A MERGER OR CONSOLIDATION OR A TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE GENERAL PARTNER WITH OR TO SUCH CORPORATION, PROVIDED THAT SUCH CORPORATION
ASSUMES ALL OF THE OBLIGATIONS OF THE GENERAL PARTNER WITH REGARD TO THE PARTNERSHIP AND HAS, AFTER CONSUMMATION OF SUCH TRANSACTION, A NET WORTH EQUAL TO OR IN EXCESS OF THE GENERAL PARTNER'S NET WORTH; OR (II) A PARENT OR SUBSIDIARY OF THE GENERAL PARTNER; PROVIDED, FURTHER, THAT IN THE OPINION OF COUNSEL TO THE PARTNERSHIP, SUCH TRANSFER AS CONTEMPLATED BY (I) AND (II) ABOVE WOULD NOT JEOPARDIZE THE STATUS OF THE PARTNERSHIP AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES. IN THE EVENT THE ACT IS INTERPRETED OR CONSTRUED TO REQUIRE THE CONSENT OF THE LIMITED PARTNERS WITH RESPECT TO ANY TRANSFER AND

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

SUBSTITUTION AS CONTEMPLATED BY (I) AND (II) ABOVE, EACH LIMITED PARTNER SHALL BE DEEMED TO HAVE CONSENTED TO SUCH TRANSFER AND SUBSTITUTION BY BECOMING A PARTY TO THESE ARTICLES. NOTHING CONTAINED IN THESE ARTICLES SHALL BE DEEMED TO PROHIBIT OR RESTRICT THE RIGHT OF THE GENERAL PARTNER TO ASSIGN ITS RIGHT TO RECEIVE REVENUES FROM THE PARTNERSHIP OR ITS RIGHT TO PLEDGE OR GRANT A SECURITY INTEREST IN ITS GENERAL PARTNER'S INTEREST IN THE PARTNERSHIP AND/OR ANY UNITS IT OWNS AS SECURITY FOR ANY INDEBTEDNESS OR OTHER OBLIGATION OR LIABILITY OR TO PROHIBIT OR RESTRICT THE ABILITY OF ANY SECURED PARTY TO ASSERT ITS INTEREST IN SUCH SECURITY.

SECTION 9.5.      WITHDRAWAL OF GENERAL PARTNER

                  THE GENERAL PARTNER SHALL HAVE THE RIGHT TO WITHDRAW VOLUNTARILY AS GENERAL PARTNER UPON 120 DAYS PRIOR WRITTEN NOTICE TO THE UNITHOLDERS. THE GENERAL PARTNER SHALL PAY ALL EXPENSES INCURRED BY THE PARTNERSHIP WITH RESPECT TO SUCH WITHDRAWAL, BUT SHALL HAVE NO OTHER LIABILITY ON ACCOUNT OF SUCH WITHDRAWAL. UPON THE SENDING OF NOTICE OF WITHDRAWAL BY THE GENERAL PARTNER, WHICH NOTICE WILL INCLUDE INFORMATION CONCERNING THE GENERAL PARTNER'S NOMINEE FOR ELECTION AS SUBSTITUTED GENERAL PARTNER, THE LIMITED PARTNERS SHALL HAVE THE RIGHT TO CONTINUE THE BUSINESS OF THE PARTNERSHIP IN ACCORDANCE WITH SECTION 11.1; OTHERWISE THE PARTNERSHIP SHALL DISSOLVE PURSUANT TO SUBPARAGRAPH (A)(I) OF SECTION 11.1, AND THE GENERAL PARTNER SHALL REMAIN AS GENERAL PARTNER FOR THE PURPOSE OF WINDING UP THE AFFAIRS OF THE PARTNERSHIP.

SECTION 9.6.      RESOLUTION OF CONFLICTS OF INTEREST

                  (A) UNLESS OTHERWISE EXPRESSLY PROVIDED IN THESE ARTICLES, WHENEVER A POTENTIAL CONFLICT OF INTEREST EXISTS OR ARISES BETWEEN THE GENERAL PARTNER OR ANY OF ITS AFFILIATES, ON THE ONE HAND, AND THE PARTNERSHIP OR ANY UNITHOLDER, ON THE OTHER HAND, ANY RESOLUTION OR COURSE OF ACTION IN RESPECT OF SUCH CONFLICT OF INTEREST SHALL BE PERMITTED AND DEEMED APPROVED BY ALL PARTNERS, AND SHALL NOT CONSTITUTE A BREACH OF THESE ARTICLES, OF ANY AGREEMENT CONTEMPLATED IN THESE ARTICLES, OR OF ANY DUTY STATED OR IMPLIED BY LAW OR EQUITY, IF THE RESOLUTION OR COURSE OF ACTION IS, OR BY OPERATION OF THESE ARTICLES IS DEEMED TO BE, FAIR AND REASONABLE TO THE PARTNERSHIP. THE GENERAL PARTNER SHALL BE AUTHORIZED IN CONNECTION WITH ITS RESOLUTION OF ANY CONFLICT OF INTEREST TO CONSIDER (I) THE RELATIVE INTERESTS OF ANY PARTY TO SUCH CONFLICT, AGREEMENT, TRANSACTION OR SITUATION AND THE BENEFITS AND BURDENS RELATING TO SUCH INTEREST; (II) ANY CUSTOMARY OR ACCEPTED INDUSTRY PRACTICES AND ANY CUSTOMARY OR HISTORICAL DEALINGS WITH A PARTICULAR PERSON; (III) ANY APPLICABLE GENERALLY ACCEPTED ACCOUNTING OR ENGINEERING PRACTICES OR PRINCIPLES; AND (IV) SUCH ADDITIONAL FACTORS AS THE GENERAL PARTNER DETERMINES IN ITS SOLE DISCRETION TO BE RELEVANT, REASONABLE OR APPROPRIATE UNDER THE CIRCUMSTANCES. NOTHING CONTAINED IN THESE ARTICLES, HOWEVER, IS INTENDED TO NOR SHALL IT BE CONSTRUED TO REQUIRE THE GENERAL PARTNER TO CONSIDER THE INTERESTS OF ANY PERSON OTHER THAN THE PARTNERSHIP. IN THE ABSENCE OF BAD FAITH BY THE GENERAL PARTNER, THE RESOLUTION, ACTION OR TERMS SO MADE, TAKEN OR PROVIDED BY THE GENERAL PARTNER WITH RESPECT TO SUCH MATTER SHALL NOT CONSTITUTE A BREACH OF THESE ARTICLES OR ANY OTHER AGREEMENT CONTEMPLATED IN THESE ARTICLES OR A BREACH OF ANY STANDARD OF CARE OR DUTY IMPOSED IN THESE ARTICLES OR SUCH OTHER AGREEMENT OR UNDER THE ACT OR ANY OTHER LAW, RULE OR REGULATION.

                  (B) WHENEVER THESE ARTICLES OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY PROVIDES THAT THE GENERAL PARTNER OR ANY OF ITS AFFILIATES IS PERMITTED OR REQUIRED TO MAKE A DECISION IN "GOOD FAITH" OR UNDER ANOTHER EXPRESS STANDARD, THE GENERAL PARTNER OR SUCH AFFILIATE SHALL ACT UNDER SUCH
EXPRESS STANDARD AND SHALL NOT BE SUBJECT TO ANY OTHER OR DIFFERENT STANDARDS IMPOSED BY THESE ARTICLES, ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR UNDER THE ACT OR ANY OTHER LAW, RULE OR REGULATION.

                  (C)  WHENEVER  A  PARTICULAR   TRANSACTION,   ARRANGEMENT   OR
RESOLUTION OF A CONFLICT OF INTEREST IS REQUIRED UNDER THESE ARTICLES TO BE "FAIR AND REASONABLE" TO ANY PERSON, THE FAIR AND REASONABLE NATURE

OF SUCH TRANSACTION, ARRANGEMENT OR RESOLUTION SHALL BE CONSIDERED IN THE CONTEXT OF ALL SIMILAR OR RELATED TRANSACTIONS.

                                   ARTICLE 10

      REPRESENTATIONS AND WARRANTIES OF THE PARTNERS AND POWER OF ATTORNEY

SECTION 10.1.     REPRESENTATIONS OF THE LIMITED PARTNERS

                  EACH LIMITED PARTNER HAS MADE THE REPRESENTATIONS, WARRANTIES,
CERTIFICATIONS, COVENANTS, DESIGNATIONS AND AGREEMENTS SET FORTH IN THE SUBSCRIPTION AGREEMENT OR AGREEMENTS OR THE ASSIGNMENT OR ASSIGNMENTS OF LIMITED PARTNERSHIP INTEREST PURSUANT TO WHICH HE ACQUIRED LIMITED PARTNERSHIP INTERESTS IN ONE OR MORE OF THE PREDECESSOR PARTNERSHIPS (THE "ACQUISITION INSTRUMENT(S)"), WHICH REPRESENTATIONS, WARRANTIES, CERTIFICATIONS, COVENANTS, DESIGNATIONS AND AGREEMENTS, INCLUDING WITHOUT LIMITATION THE DESIGNATION OF THE GENERAL PARTNER (AND ITS DULY AUTHORIZED AGENTS) AS THE LIMITED PARTNER'S ATTORNEY-IN-FACT FOR THE PURPOSES AND TO THE FULL EXTENT PROVIDED IN THE ACQUISITION INSTRUMENT(S), ARE HEREBY INCORPORATED INTO THESE ARTICLES.

                  EACH LIMITED PARTNER REPRESENTS, WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

                  (A) HIS DIRECT AND INDIRECT INTERESTS IN FEDERAL OIL AND GAS LEASES, APPLICATIONS AND OFFERS THEREFOR AND OPTIONS DO NOT EXCEED 246,080 ACRES IN ANY STATE, OF WHICH NO MORE THAN 200,000 ACRES ARE UNDER OPTION, NOR DO THEY EXCEED 300,000 ACRES IN EACH OF THE NORTHERN AND SOUTHERN LEASING DISTRICTS OF ALASKA, OF WHICH NO MORE THAN 200,000 ACRES ARE HELD UNDER OPTION IN EITHER LEASING DISTRICT.

                  (B) HE IS (I) AN INDIVIDUAL CITIZEN OF THE UNITED STATES OVER 21 YEARS OF AGE OR (II) A CORPORATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE OR TERRITORY THEREOF OR A PARTNERSHIP OR OTHER ASSOCIATION ORGANIZED UNDER SUCH LAWS ALL OF THE MEMBERS OF WHICH ARE SUCH
CITIZENS OF SUCH AGE, WHICH CORPORATION OR ASSOCIATION IS AUTHORIZED AND OTHERWISE DULY QUALIFIED TO HOLD FEDERAL AND OTHER OIL AND GAS LEASES, OTHER REAL AND PERSONAL PROPERTY AND INTERESTS THEREIN OR (III) A FIDUCIARY THAT WOULD QUALIFY UNDER (I) OR (II) ABOVE AND THAT IS ACTING FOR BENEFICIARIES THAT WOULD SO QUALIFY OR ARE NON- ALIEN MINORS. A CORPORATE LIMITED PARTNER FURTHER CERTIFIES THAT TO THE BEST OF ITS KNOWLEDGE, NOT MORE THAN 10% OF THE VOTING STOCK, AND OF ALL THE STOCK, IS OWNED OR CONTROLLED BY CITIZENS OR COUNTRIES THAT DENY TO U.S. CITIZENS PRIVILEGES TO OWN STOCK IN CORPORATIONS HOLDING OIL AND GAS LEASES SIMILAR TO THE PRIVILEGES OF NON-U.S. CITIZENS TO OWN STOCK IN CORPORATIONS HOLDING AN INTEREST IN FEDERAL OIL AND GAS LEASES.

                  (C) EXCEPT AS DISCLOSED IN A SEPARATE SCHEDULE PREVIOUSLY DELIVERED TO THE GENERAL PARTNER, HE DOES NOT HOLD OR OWN, WITHIN THE MEANING OF SS. 318 OF THE CODE, ANY ENEX RESOURCES CORPORATION COMMON STOCK, WARRANTS OR ANY OTHER SECURITIES CONVERTIBLE INTO COMMON STOCK. HE FURTHER COVENANTS THAT HE SHALL NOT, DIRECTLY OR INDIRECTLY, ACQUIRE ANY MORE OF SUCH STOCK OR OTHER SECURITIES OF THE GENERAL PARTNER OR ANY OF ITS AFFILIATES WITHOUT THE GENERAL
PARTNER'S PRIOR WRITTEN CONSENT AND AGREES TO ADVISE THE GENERAL PARTNER IN WRITING PROMPTLY AFTER THE DISPOSITION OF ANY STOCK OR SECURITIES LISTED IN THE AFOREMENTIONED SCHEDULE OR THEREAFTER ACQUIRED WITH THE PRIOR WRITTEN CONSENT OF THE GENERAL PARTNER.

                  (D) HE CERTIFIES  UNDER PENALTY OF PERJURY THAT (1) THE SOCIAL
SECURITY OR TAXPAYER IDENTIFICATION NUMBER PREVIOUSLY REPORTED TO THE GENERAL PARTNER IS HIS TRUE, CORRECT AND COMPLETE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AND (2) HE IS NOT SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE INTERNAL REVENUE SERVICE HAS NOTIFIED HIM THAT HE IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

                  (E) HE WILL NOT FILE A STATEMENT UNDER CODE SECTION 6224(C)(3)(B) PROHIBITING THE TAX MATTERS PARTNER FROM ENTERING INTO A SETTLEMENT ON HIS BEHALF WITH RESPECT TO PARTNERSHIP ITEMS AND THE GENERAL PARTNER IS AUTHORIZED TO FILE WITH THE INTERNAL REVENUE SERVICE PURSUANT TO CODE SS. 6224(B) A COPY OF THESE ARTICLES AND ANY OTHER DOCUMENT NECESSARY TO PERFECT THE LIMITED PARTNER'S WAIVER OF RIGHTS HEREUNDER. IN ADDITION, HE HEREBY AGREES THAT THE GENERAL PARTNER SHALL BE THE PERSON DESIGNATED TO MAINTAIN A MASTER LIST OF INVESTORS PURSUANT TO CODE SS. 6112.
                  (F) HE WILL NOT TAKE ANY ACTION OR ACQUIRE INTERESTS THAT WOULD CAUSE ANY OF THE REPRESENTATIONS, WARRANTIES, CERTIFICATIONS, COVENANTS, AGREEMENTS AND DESIGNATIONS MADE IN THESE ARTICLES TO BE FALSE IF THEY WERE MADE AT A LATER TIME.

SECTION 10.2.     REPRESENTATIONS OF THE GENERAL PARTNER

     THE GENERAL PARTNER REPRESENTS AND WARRANTS TO THE PARTNERSHIP AND TO EACH LIMITED PARTNER THAT:

                  (A) BASED UPON THE REPRESENTATIONS OF THE UNITHOLDERS MADE PURSUANT TO SECTION 10.1, THE UNITHOLDERS DO NOT OWN, DIRECTLY OR INDIRECTLY WITHIN THE MEANING OF SS. 318 OF THE CODE, INDIVIDUALLY OR IN THE AGGREGATE, MORE THAN 20% OF THE STOCK OF THE GENERAL PARTNER OR ANY OF ITS AFFILIATES AS DEFINED IN SS. 1504(A) OF THE CODE;

                  (B) IT HAS A NET WORTH WHICH IS SUBSTANTIAL, BASED UPON THE FAIR MARKET VALUE OF ITS ASSETS, AND WILL USE ITS BEST EFFORTS TO MAINTAIN SUCH NET WORTH;

                  (C) THE PURCHASE OF UNITS BY THE LIMITED PARTNERS DOES NOT ENTAIL EITHER A MANDATORY OR DISCRETIONARY PURCHASE OF, OR OPTION TO PURCHASE, ANY TYPE OF SECURITY OF THE GENERAL PARTNER OR ANY OF ITS AFFILIATES AS DEFINED IN SECTION 1504(A) OF THE CODE; AND THAT IT HAS NO PRESENT PLAN OR INTENTION TO OFFER ANY OF ITS SECURITIES (OR THOSE OF SUCH AFFILIATES) IN EXCHANGE FOR THE UNITS OF ANY LIMITED PARTNER;

                  (D) THE ORGANIZATION AND OPERATION OF THE PARTNERSHIP WILL BE IN ACCORDANCE WITH THESE ARTICLES AND ALL APPLICABLE LIMITED PARTNERSHIP LAWS;

                  (E) THE INTEREST OF THE GENERAL PARTNER (OR OF ALL GENERAL PARTNERS TAKEN TOGETHER IF MORE THAN ONE) IN EACH MATERIAL ITEM OF PARTNERSHIP INCOME, GAIN, LOSS, DEDUCTION OR CREDIT WILL BE EQUAL TO AT LEAST ONE PERCENT OF EACH SUCH ITEM AT ALL TIMES DURING THE EXISTENCE OF THE PARTNERSHIP; AND

                  (F) A CREDITOR WHO MAKES A NONRECOURSE LOAN TO A PARTNERSHIP WILL NOT HAVE OR ACQUIRE AT ANY TIME AS A RESULT OF MAKING SUCH LOAN ANY DIRECT OR INDIRECT INTEREST IN THE PROFITS, CAPITAL, OR PROPERTY OF THE PARTNERSHIP OTHER THAN AS A SECURED CREDITOR.

SECTION 10.3.     POWER OF ATTORNEY

                  EACH UNITHOLDER HEREBY CONSTITUTES AND APPOINTS ENEX (AND ITS DULY AUTHORIZED AGENTS) HIS TRUE AND LAWFUL AGENT AND ATTORNEY-IN-FACT (WITH FULL POWER TO SUBSTITUTE ANOTHER ATTORNEY IN ITS PLACE AND TO REVOKE SUCH SUBSTITUTION) TO MAKE, EXECUTE, SWEAR TO AND ACKNOWLEDGE, AMEND, FILE, RECORD, DELIVER AND PUBLISH IN HIS NAME, PLACE AND STEAD IN ANY WAY WHICH HE COULD DO IF PERSONALLY PRESENT TO THE EXTENT PERMITTED BY LAW:

                                    (A) THE  CERTIFICATE OR ANY AMENDMENT OF THE
                  CERTIFICATE REQUIRED OR PERMITTED TO BE FILED ON BEHALF OF THE PARTNERSHIP PURSUANT TO THE ACT OR ANY SIMILAR INSTRUMENT REQUIRED OR PERMITTED TO BE FILED OR RECORDED UNDER THE STATUTES RELATING TO LIMITED PARTNERSHIPS UNDER THE LAWS OF ANY JURISDICTION IN WHICH THE PARTNERSHIP SHALL ENGAGE IN BUSINESS;

                                    (B) A COUNTERPART OF THESE ARTICLES EXECUTED
                  FOR THE PURPOSES OF ADDING A LIMITED PARTNER OR PARTNERS OR A GENERAL PARTNER OR SUBSTITUTING AS A LIMITED PARTNER AN ASSIGNEE OR ASSIGNEES OF A LIMITED PARTNER PURSUANT TO ARTICLE 8;

                                    (C) ALL  CERTIFICATES,  DOCUMENTS  AND OTHER
                  INSTRUMENTS NECESSARY TO QUALIFY OR CONTINUE THE PARTNERSHIP AS A LIMITED PARTNERSHIP (OR PARTNERSHIP OR PARTNERSHIP IN COMMENDAM WHEREIN THE UNITHOLDERS HAVE LIMITED LIABILITY) IN THE JURISDICTIONS WHERE THE PARTNERSHIP MAY BE DOING BUSINESS, INCLUDING, BUT NOT LIMITED TO, ANY FICTITIOUS OR ASSUMED NAME CERTIFICATE REQUIRED OR PERMITTED TO BE FILED BY OR ON BEHALF OF THE PARTNERSHIP AND ANY AMENDMENTS TO SUCH CERTIFICATES, DOCUMENTS OR INSTRUMENTS WHICH SHALL BE APPROPRIATE IN SUCH JURISDICTION;

                                    (D) ANY OTHER INSTRUMENT WHICH IS NOW OR
                  WHICH MAY HEREAFTER BE REQUIRED BY LAW TO BE FILED FOR OR ON BEHALF OF THE PARTNERSHIP;

                                    (E) ANY OFFERS TO LEASE, LEASES, ASSIGNMENTS
                  AND REQUESTS FOR APPROVAL OF ASSIGNMENT, STATEMENT OF CITIZENSHIP, INTEREST AND HOLDING, AND ANY OTHER INSTRUMENTS OR COMMUNICATIONS NOW OR HEREAFTER REQUIRED OR PERMITTED TO BE FILED ON BEHALF OF THE PARTNERSHIP OR THE PARTNERS IN THEIR CAPACITIES AS SUCH UNDER ANY LAW RELATING TO OIL, GAS OR OTHER MINERAL EXPLORATION OR PRODUCTION INTERESTS IN GOVERNMENT LANDS;

                                    (F) ALL  ASSIGNMENTS,  CONVEYANCES AND OTHER
                  CERTIFICATES OR OTHER INSTRUMENTS EVIDENCING THE DISSOLUTION, TERMINATION OR LIQUIDATION OF THE PARTNERSHIP WHEN SUCH SHALL BE APPROPRIATE, IN EACH JURISDICTION IN WHICH THE PARTNERSHIP SHALL DO BUSINESS;

                                    (G)   ALL   CERTIFICATIONS,   REQUESTS   FOR
                  WITHHOLDING ADJUSTMENTS, REQUESTS FOR CREDITS OR REFUNDS AND RETURN OF TAX LIABILITY THAT THE PARTNERSHIP MAY BE REQUIRED OR PERMITTED TO EXECUTE, ACKNOWLEDGE, SWEAR TO OR FILE PURSUANT TO THE PROVISIONS OF THE CODE;

                                    (H) ALL  DOCUMENTS FOR AND  AGREEMENTS  WITH
                  THE INTERNAL REVENUE SERVICE TO KEEP OPEN THE STATUTE OF LIMITATIONS WITH RESPECT TO ANY PARTNERSHIP ITEMS UNDER EXAMINATION BY THE INTERNAL REVENUE SERVICE AND TO TAKE ANY AND ALL OTHER ACTION NECESSARY OR DESIRABLE TO ESTABLISH EACH UNITHOLDER'S LIABILITY FOR TAX OR WITHHOLDING OF TAX, ENTITLEMENT TO A CREDIT OR REFUND OF TAX; AND

                                    (I)  ALL   INSTRUMENTS   WHICH  THE  GENERAL
                  PARTNER DEEMS APPROPRIATE TO REFLECT ANY AMENDMENT TO THESE ARTICLES, OR MODIFICATION OF THE PARTNERSHIP, MADE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT OR TO CARRY OUT THE PURPOSES AND BUSINESS OF THE PARTNERSHIP.

                  THE EXISTENCE OF THIS POWER OF ATTORNEY SHALL NOT PRECLUDE EXECUTION OF ANY SUCH INSTRUMENT BY A UNITHOLDER INDIVIDUALLY ON ANY SUCH MATTER. THIS IS A LIMITED POWER OF ATTORNEY WHICH MAY NOT BE REVOKED AND SHALL SURVIVE THE ASSIGNMENT OR TRANSFER BY A UNITHOLDER OF ALL OR PART OF HIS UNITS IN THE PARTNERSHIP AND, BEING COUPLED WITH AN INTEREST, SHALL SURVIVE THE DEATH, DISSOLUTION, BANKRUPTCY, INCOMPETENCY OR LEGAL DISABILITY OF A UNITHOLDER TO THE EXTENT THAT HE MAY LEGALLY CONTRACT FOR SUCH SURVIVAL. THIS POWER MAY BE EXERCISED BY A FACSIMILE SIGNATURE OF ONE OFFICER OF THE GENERAL PARTNER OR ANY SUCCESSORS THERETO OR BY LISTING ALL UNITHOLDERS FOR WHOM ACTION IS BEING TAKEN PURSUANT TO LIKE POWERS OF ATTORNEY NEXT TO THE SINGLE SIGNATURE OF SUCH OFFICER. ANY PERSON DEALING WITH THE PARTNERSHIP MAY CONCLUSIVELY PRESUME AND RELY UPON THE FACT THAT ANY SUCH INSTRUMENT EXECUTED BY SUCH AGENT AND ATTORNEY-IN-FACT IS AUTHORIZED, REGULAR AND BINDING WITHOUT FURTHER INQUIRY AND EACH UNITHOLDER HEREBY AGREES TO BE BOUND BY ANY REPRESENTATIONS MADE BY THE GENERAL PARTNER ACTING IN GOOD FAITH PURSUANT TO THIS POWER OF ATTORNEY. EACH UNITHOLDER SHALL EXECUTE AND DELIVER TO THE GENERAL PARTNER OR ANY SUCCESSOR GENERAL PARTNER OF THE PARTNERSHIP WITHIN FIVE DAYS AFTER THE RECEIPT OF A REQUEST THEREFOR BY THE

GENERAL PARTNER OR ANY SUCH SUCCESSOR GENERAL PARTNER SUCH FURTHER DESIGNATIONS, POWERS OF ATTORNEY AND OTHER INSTRUMENTS AS THE GENERAL PARTNER OR ANY SUCH SUCCESSOR GENERAL PARTNER SHALL REASONABLY DEEM NECESSARY.

                                   ARTICLE 11

           DISSOLUTION, LIQUIDATION AND TERMINATION OF THE PARTNERSHIP

SECTION 11.1.     EVENTS CAUSING DISSOLUTION

     (A) THE HAPPENING OF ANY ONE OF THE FOLLOWING EVENTS SHALL WORK AN IMMEDIATE DISSOLUTION OF THE PARTNERSHIP:

      (I)    THE WITHDRAWAL OF THE GENERAL PARTNER PURSUANT TO SECTION 9.5;

      (II)   THE REMOVAL OF THE GENERAL PARTNER PURSUANT TO SECTION 8.6;

      (III) ANY OTHER EVENT OF WITHDRAWAL (AS DEFINED IN THE ACT) OF THE GENERAL PARTNER;

      (IV)   THE SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP;

      (V) THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE LIMITED PARTNERS TO DISSOLVE THE PARTNERSHIP;

      (VI)   THE EXPIRATION OF THE TERM OF THE PARTNERSHIP AS PROVIDED IN
             SECTION 2.5;

      (VII)  THE ENTRY OF A COURT ORDER OR JUDGMENT OF DISSOLUTION; OR

      (VIII) ANY OTHER EVENT WHICH WOULD CAUSE A DISSOLUTION UNDER THE ACT;

PROVIDED, HOWEVER, THAT THE PARTNERSHIP SHALL NOT BE DISSOLVED (AND SHALL NOT BE REQUIRED TO BE WOUND UP PURSUANT TO SECTION 11.2) BY REASON OF AN EVENT DESCRIBED IN CLAUSES (I), (II) OR (III) ABOVE (EACH, AN "EVENT OF WITHDRAWAL") IF, (A) AT THE TIME OF THE EVENT OF WITHDRAWAL THERE IS AT LEAST ONE OTHER GENERAL PARTNER WHO AGREES TO CARRY ON THE BUSINESS OF THE PARTNERSHIP OR (B) WITHIN NINETY (90) DAYS FOLLOWING THE EVENT OF WITHDRAWAL, ALL THE REMAINING PARTNERS AGREE IN WRITING TO CONTINUE THE BUSINESS OF THE PARTNERSHIP AND TO THE APPOINTMENT OF A SUCCESSOR GENERAL PARTNER PURSUANT TO PARAGRAPH (B) OF THIS
SECTION 11.1.

                  (B) UPON THE HAPPENING OF AN EVENT OF WITHDRAWAL AT A TIME WHEN THERE IS NO OTHER GENERAL PARTNER WHO AGREES TO CARRY ON THE BUSINESS OF THE PARTNERSHIP, THE LIMITED PARTNERS SHALL HAVE THE RIGHT, EXERCISABLE IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 8.6 AND 8.7, BUT ONLY WITHIN NINETY
(90) DAYS AFTER THE EVENT OF WITHDRAWAL, TO AGREE IN WRITING TO CONTINUE THE PARTNERSHIP'S BUSINESS AND TO THE APPOINTMENT OF A SUCCESSOR GENERAL PARTNER. SUCH SUCCESSOR GENERAL PARTNER SHALL BE CONSIDERED APPOINTED UPON PAYMENT TO THE PARTNERSHIP OF THE CONTRIBUTION TO THE CAPITAL OF THE PARTNERSHIP DESIGNATED BY THE LIMITED PARTNERS AND EXECUTION OF AN APPROPRIATE AMENDMENT TO THE CERTIFICATE. IF THE REQUISITE AGREEMENT IS NOT OBTAINED WITHIN SUCH TIME PERIOD, THE PARTNERSHIP SHALL BE WOUND UP AND TERMINATED PURSUANT TO SECTION 11.2.

                  (C) THE SELECTION OF A SUCCESSOR GENERAL PARTNER PURSUANT TO PARAGRAPH (B) OF THIS SECTION 11.1 SHALL RELIEVE ENEX OF THE RESPONSIBILITIES OF GENERAL PARTNER AND THE SUCCESSOR GENERAL PARTNER SHALL

BE REQUIRED TO MAKE ARRANGEMENTS SATISFACTORY TO ENEX TO REMOVE ENEX FROM PERSONAL LIABILITY ON ANY EXISTING OR FUTURE PARTNERSHIP LIABILITIES OR TO INDEMNIFY ENEX AGAINST ANY SUCH LIABILITIES AND THESE ARTICLES AND THE CERTIFICATE SHALL BE AMENDED TO NAME THE SUCCESSOR GENERAL PARTNER AS GENERAL PARTNER.

                  (D) ANYTHING TO THE CONTRARY IN THESE ARTICLES NOTWITHSTANDING, A SUCCESSOR GENERAL PARTNER SELECTED BY THE LIMITED PARTNERS PURSUANT TO THE PROVISIONS OF PARAGRAPH (B) OF THIS SECTION 11.1 SHALL NOT
ACQUIRE  ANY  INTEREST  IN THE  PARTNERSHIP'S  PROFITS,  LOSSES,  DEDUCTIONS  OR
CREDITS, OR ANY DISTRIBUTIVE INTEREST IN THE PARTNERSHIP'S PROPERTIES ON DISSOLUTION, SOLELY BY REASON OF BECOMING A SUCCESSOR GENERAL PARTNER. IN THE EVENT THAT A SUCCESSOR GENERAL PARTNER IS SELECTED, ENEX MAY RETAIN ALL OF ITS UNITS AND, AS ITS GENERAL PARTNER'S INTEREST, THAT PORTION OF PARTNERSHIP REVENUES (NET OF ALLOCABLE OPERATING COSTS) REPRESENTED BY A FRACTION NOT TO EXCEED ENEX'S PERCENTAGE INTEREST IN PARTNERSHIP REVENUES HAVING AS ITS NUMERATOR THE TOTAL FUNDS EXPENDED BY THE PARTNERSHIP AND THE PREDECESSOR PARTNERSHIPS AND ALLOCATED TO THE GENERAL PARTNER AND AS ITS DENOMINATOR THE TOTAL FUNDS EXPENDED BY THE PARTNERSHIP AND THE PREDECESSOR PARTNERSHIPS. THE REMAINDER OF ENEX'S ORIGINAL GENERAL PARTNER'S INTEREST IN THE PARTNERSHIP BUT IN ANY EVENT NOT LESS THAN 20% OF SUCH INTEREST, SHALL BE OFFERED FOR SALE FIRST TO THE SUCCESSOR GENERAL PARTNER AND, TO THE EXTENT SUCH OFFER IS NOT ACCEPTED BY THE SUCCESSOR GENERAL PARTNER, TO THE PARTNERSHIP. THE PURCHASE PRICE SHALL BE BASED UPON AN EVALUATION BY AN INDEPENDENT EXPERT, WHICH SHALL BE SELECTED BY MUTUAL AGREEMENT OF BOTH ENEX AND THE SUCCESSOR GENERAL PARTNER. IN THE EVENT THEY ARE UNABLE SO TO AGREE, A MEMBER OF THE AMERICAN ARBITRATION ASSOCIATION DESIGNATED BY ENEX SHALL SELECT THE FIRM, WHICH SELECTION SHALL BE BINDING ON BOTH PARTIES. THE PURCHASE PRICE OF THE INTEREST TO BE SOLD SHALL BE DETERMINED BY SUCH FIRM ON THE SAME BASIS AS THAT USED IN DETERMINING THE PURCHASE PRICE FOR UNITS PURSUANT TO ARTICLE 6.

                  (E) IF THE SUCCESSOR  GENERAL  PARTNER OR THE  PARTNERSHIP  OR
EITHER OF THEM HAVE NOT  PURCHASED  ANY  PORTION  OF  ENEX'S  GENERAL  PARTNER'S
INTEREST WITHIN SIXTY (60) DAYS AFTER THE SUCCESSOR GENERAL PARTNER'S APPOINTMENT, THEN PROMPTLY THEREAFTER THERE SHALL BE DISTRIBUTED TO ENEX IN LIEU OF ITS GENERAL PARTNER'S INTEREST IN THE PARTNERSHIP:

                                    (I) A FRACTIONAL  UNDIVIDED  SHARE OF ALL OF
                  THE PARTNERSHIP'S WORKING INTERESTS AND OTHER PARTNERSHIP PROPERTIES EQUAL TO ITS PERCENTAGE INTEREST IN PARTNERSHIP REVENUES, SUBJECT TO ITS ALLOCABLE PORTION OF THE MORTGAGES OR OTHER BURDENS, IF ANY, ON SUCH PROPERTIES; AND

                                    (II)  AN  AMOUNT   IN  CASH   EQUAL  TO  ITS
                  PERCENTAGE INTEREST IN PARTNERSHIP REVENUES, MULTIPLIED BY THE VALUE OF ALL OTHER PARTNERSHIP ASSETS THEN ON HAND, LESS A PROPORTIONATE SHARE OF UNSECURED PARTNERSHIP INDEBTEDNESS, IF ANY, WITH THE VALUE OF SUCH ASSETS BEING DETERMINED ON THE SAME BASIS AS THE PURCHASE PRICE OF UNITS PURSUANT TO ARTICLE 6.

IN THE EVENT THE SUCCESSOR GENERAL PARTNER OR THE PARTNERSHIP OR EITHER OF THEM HAS PURCHASED A PORTION OF ENEX'S GENERAL PARTNER'S INTEREST, THEN THE PERCENTAGE SHARE OF OTHER PROPERTIES AND OF CASH DISTRIBUTABLE TO ENEX PURSUANT TO THIS PARAGRAPH (E) SHALL BE REDUCED PROPORTIONATELY.

                  (F) DISSOLUTION OF THE PARTNERSHIP SHALL BE EFFECTIVE ON THE DAY ON WHICH THE EVENT OCCURS GIVING RISE TO THE DISSOLUTION, BUT THE PARTNERSHIP SHALL NOT TERMINATE UNTIL THE PARTNERSHIP'S CERTIFICATE HAS BEEN CANCELLED AND THE ASSETS OF THE PARTNERSHIP HAVE BEEN DISTRIBUTED AS PROVIDED IN
SECTION 11.2.

                  (G) EXCEPT FOR THE RIGHT OF THIS PARTNERSHIP TO USE THE PRESENT PARTNERSHIP NAME, THE RIGHT TO USE OR GRANT THE USE OF THE NAME "ENEX", "ENEX RESOURCES" OR DERIVATIONS THEREOF SHALL REMAIN EXCLUSIVELY THAT OF ENEX RESOURCES CORPORATION.

SECTION 11.2.     LIQUIDATION

                  (A) IF THE PARTNERSHIP SHALL BE DISSOLVED FOR ANY REASON, NO FURTHER BUSINESS SHALL BE CONDUCTED BY THE PARTNERSHIP EXCEPT FOR THE TAKING OF SUCH ACTION AS SHALL BE NECESSARY FOR THE PRESERVATION OF PARTNERSHIP PROPERTY, TO CONDUCT AN ACCOUNTING OF THE PARTNERSHIP'S ASSETS, LIABILITIES AND OPERATIONS TO THE DATE OF DISSOLUTION, FOR THE WINDING UP OF THE AFFAIRS OF THE PARTNERSHIP AND FOR THE DISTRIBUTION OF ITS ASSETS TO THE UNITHOLDERS PURSUANT TO THE PROVISIONS OF THIS SECTION. UPON SUCH DISSOLUTION, THE GENERAL PARTNER, OR, IF THE PARTNERSHIP BE DISSOLVED BY REASON OF AN EVENT OF WITHDRAWAL OF THE GENERAL PARTNER, SUCH OTHER PERSON AS MAY BE ELECTED BY THE LIMITED PARTNERS IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 8.6 AND 8.7, SHALL ACT AS LIQUIDATOR. THE LIQUIDATOR, WHETHER THE GENERAL PARTNER OR ANOTHER PERSON, MAY BE PAID A REASONABLE FEE FOR ACTING AS SUCH. THE LIQUIDATOR SHALL HAVE FULL POWER TO SELL, ASSIGN AND ENCUMBER ANY OR ALL OF THE PARTNERSHIP ASSETS.

                  (B) UPON THE WINDING UP AND TERMINATION OF THE BUSINESS AND AFFAIRS OF THE PARTNERSHIP, ITS ASSETS SHALL, TO THE EXTENT PRACTICABLE, BE SOLD, THE PROCEEDS ALLOCATED TO THE PARTNERS IN ACCORDANCE WITH ARTICLE 4 HEREOF AND THE PARTNERS' CAPITAL ACCOUNTS ADJUSTED ACCORDINGLY. SUCH PROCEEDS AND REMAINING ASSETS SHALL BE SUBSEQUENTLY DISTRIBUTED AS FOLLOWS:

                     (I) ALL OF THE PARTNERSHIP'S DEBTS AND LIABILITIES TO
                  PERSONS OTHER THAN THE PARTNERS AND UNITHOLDERS SHALL BE PAID AND DISCHARGED IN THEIR ORDER OF PRIORITY, AS PROVIDED BY LAW;

                     (II) ALL OF THE PARTNERSHIP'S DEBTS AND LIABILITIES TO THE
                  PARTNERS AND UNITHOLDERS SHALL BE PAID AND DISCHARGED;

                     (III) ANY UNUSED CONTRIBUTIONS TO THE CAPITAL OF THE
                  PARTNERSHIP SHALL BE DISTRIBUTED TO THE CONTRIBUTING PARTNERS AND UNITHOLDERS; AND

                                    (IV) ANY REMAINING  CASH AND OTHER ASSETS OF
                  THE PARTNERSHIP SHALL BE DISTRIBUTED TO THE PARTNERS AND UNITHOLDERS IN PROPORTION TO AND IN PAYMENT OF THE POSITIVE BALANCES IN THEIR RESPECTIVE CAPITAL ACCOUNTS, WITH THE EFFECT OF BRINGING SUCH CAPITAL ACCOUNTS TO ZERO. IF THE GENERAL PARTNER HAS A DEFICIT IN ITS CAPITAL ACCOUNT, IT SHALL BE REQUIRED TO RESTORE SUCH ACCOUNT TO A ZERO BALANCE. THE RESTORATION OF ANY SUCH DEFICIT MUST BE MADE BY THE END OF THE TAXABLE YEAR IN WHICH THE LIQUIDATION OCCURS OR, IF LATER, WITHIN 90 DAYS AFTER THE DATE OF SUCH LIQUIDATION.

                  (C) A UNITHOLDER SHALL LOOK SOLELY TO THE ASSETS OF THE PARTNERSHIP FOR THE RETURN OF HIS CAPITAL INVESTMENT, AND IF PARTNERSHIP PROPERTIES AND OTHER PARTNERSHIP ASSETS REMAINING AFTER THE PAYMENT OR DISCHARGE OF THE DEBTS AND LIABILITIES OF THE PARTNERSHIP ARE INSUFFICIENT TO RETURN HIS CAPITAL INVESTMENT, HE SHALL HAVE NO RECOURSE AGAINST THE GENERAL PARTNER OR ANY LIQUIDATOR OR OTHER UNITHOLDER. THE GENERAL PARTNER MAY, IF IT SO DESIRES, PURCHASE PARTNERSHIP PROPERTIES OR OTHER PARTNERSHIP ASSETS UPON LIQUIDATION AT THE GREATER OF THE HIGHEST POSSIBLE BONA FIDE OFFER RECEIVED THEREFOR OR THE VALUE THEREOF AS DETERMINED BY AN INDEPENDENT EXPERT AND/OR OTHER APPROPRIATE INDEPENDENT APPRAISER(S) SELECTED BY THE GENERAL PARTNER OR OTHER LIQUIDATOR, AS THE CASE MAY BE, IN ITS SOLE DISCRETION; PROVIDED AT LEAST 15 DAYS ADVANCE NOTICE OF SUCH PROPOSED SALE HAS BEEN GIVEN TO THE UNITHOLDERS.

                                   ARTICLE 12

           RIGHT OF THE GENERAL PARTNER TO CONDUCT SIMILAR OPERATIONS

                  NEITHER THE GENERAL PARTNER NOR ANY OF ITS AFFILIATES IS REQUIRED TO DEVOTE ITS EXCLUSIVE EFFORTS TOWARD ACTIVITIES IN WHICH THE PARTNERSHIP PARTICIPATES. SUBJECT TO THE PROVISIONS OF SECTION 9.2, THE GENERAL PARTNER OR ITS AFFILIATES SHALL HAVE THE RIGHT TO ACQUIRE, EXPLORE, DEVELOP AND PRODUCE OIL, GAS AND OTHER MINERAL PROPERTIES AND TO DEVELOP AND MANAGE AND OPERATE ADDITIONAL OIL, GAS AND OTHER MINERAL PROPERTIES ACQUIRED AT ANY TIME. FURTHERMORE, THE GENERAL PARTNER IS NOT PREVENTED FROM ENGAGING IN OTHER BUSINESS TRANSACTIONS WITH PURCHASERS OF PARTNERSHIP PRODUCTION, WHICH TRANSACTIONS MAY BE FACILITATED BY SUCH SALES.

                                   ARTICLE 13

                                   AMENDMENTS

SECTION 13.1.     PROPOSAL AND ADOPTION OF AMENDMENTS GENERALLY

                  (A) PROPOSED AMENDMENTS TO THESE ARTICLES SHALL BE ADOPTED PURSUANT TO THE PROVISIONS OF SECTIONS 8.6 AND 8.7; PROVIDED, HOWEVER, THAT NO AMENDMENT MAY, WITHOUT THE PRIOR WRITTEN APPROVAL OF ALL PARTNERS, (I) ENLARGE THE OBLIGATIONS OF ANY PARTNER UNDER THESE ARTICLES, (II) ENLARGE THE LIABILITY OF THE GENERAL PARTNER TO THE UNITHOLDERS, (III) RESULT IN THE LOSS OF ANY LIMITED PARTNER'S LIMITED LIABILITY, (IV) AMEND THIS ARTICLE 13 OR ARTICLES 4, 5, 6 OR 7 OF THESE ARTICLES, OR (V) ADVERSELY AFFECT THE PARTNERSHIP'S STATUS AS A "PARTNERSHIP" FOR FEDERAL INCOME TAX PURPOSES. THE DATE OF ADOPTION OF AN AMENDMENT PURSUANT TO THIS ARTICLE 13 SHALL BE THE DATE ON WHICH THE GENERAL PARTNER SHALL HAVE RECEIVED THE REQUISITE CONSENT OF THE LIMITED PARTNERS. ANY PROPOSED AMENDMENT WHICH IS NOT ADOPTED MAY BE RESUBMITTED. IN THE EVENT ANY
PROPOSED AMENDMENT IS NOT ADOPTED, ANY WRITTEN CONSENT RECEIVED WITH RESPECT THERETO SHALL BECOME VOID AND SHALL NOT BE EFFECTIVE WITH RESPECT TO ANY RESUBMISSION OF THE PROPOSED AMENDMENT.

                  (B) THE GENERAL PARTNER SHALL,  WITHIN A REASONABLE TIME AFTER
THE ADOPTION OF ANY AMENDMENT TO THESE ARTICLES, MAKE ANY FILINGS OR PUBLICATIONS REQUIRED OR DESIRABLE TO REFLECT SUCH AMENDMENT, INCLUDING ANY REQUIRED FILING FOR RECORDATION OF ANY AMENDMENT TO THE PARTNERSHIP'S CERTIFICATE OR OTHER INSTRUMENT OR SIMILAR DOCUMENT.

SECTION 13.2.     AMENDMENTS ON ADMISSION OR WITHDRAWAL OF PARTNERS

                  (A) IF THESE ARTICLES OR THE CERTIFICATE SHALL BE AMENDED TO REFLECT THE ADMISSION, SUBSTITUTION OR WITHDRAWAL OF A LIMITED PARTNER, THE
AMENDMENT SHALL BE SIGNED BY THE GENERAL PARTNER AND THE PERSON TO BE SUBSTITUTED OR ADDED OR HIS ATTORNEY-IN-FACT.

                  (B) IF THESE ARTICLES OR THE CERTIFICATE SHALL BE AMENDED TO REFLECT THE REMOVAL OR WITHDRAWAL OF THE GENERAL PARTNER AND THE CONTINUATION OF THE BUSINESS OF THE PARTNERSHIP AND THE ADMISSION OF A SUCCESSOR GENERAL PARTNER OR THE ADMISSION OF A SUBSTITUTED GENERAL PARTNER, SUCH AMENDMENT SHALL BE
SIGNED BY THE ORIGINAL GENERAL PARTNER, THE LIMITED PARTNERS OR THEIR ATTORNEY(S)-IN-FACT AND THE SUCCESSOR GENERAL PARTNER OR SUBSTITUTED GENERAL PARTNER.

                  (C) IF THE CERTIFICATE SHALL BE AMENDED TO REFLECT THE WITHDRAWAL OR ADMISSION OF A PARTNER, SUCH AMENDMENT SHALL BE SIGNED BY THE PARTY OR PARTIES REQUIRED BY THE ACT.

SECTION 13.3.     AMENDMENTS RELATING TO PRESERVATION OF LIMITED LIABILITY

                  (A) THE GENERAL PARTNER SHALL HAVE THE AUTHORITY TO AMEND THESE ARTICLES WITHOUT ANY VOTE OR OTHER ACTION BY THE LIMITED PARTNERS FOR THE SOLE PURPOSE OF FORMING, QUALIFYING OR CONTINUING THE PARTNERSHIP AS A LIMITED PARTNERSHIP (OR A PARTNERSHIP OR PARTNERSHIP IN COMMENDAM IN WHICH THE
UNITHOLDERS HAVE LIMITED LIABILITY) IN ALL JURISDICTIONS IN WHICH THE PARTNERSHIP CONDUCTS OR PLANS TO CONDUCT BUSINESS.

                  (B) THE GENERAL PARTNER SHALL HAVE THE POWER AND AUTHORITY TO AMEND ARTICLE 8 TO PROVIDE FOR AND ALLOW THE AUTOMATIC SUBSTITUTION OF A DECEASED LIMITED PARTNER'S HEIRS OR DEVISEES AS SUBSTITUTED LIMITED PARTNERS IN ACCORDANCE WITH THE ACT AND ARTICLE 2882 OF THE CIVIL CODE OF THE STATE OF LOUISIANA; PROVIDED, HOWEVER, THE GENERAL PARTNER'S POWER AND AUTHORITY TO MAKE SUCH AMENDMENT IS CONDITIONED UPON THE PARTNERSHIP HAVING FIRST RECEIVED A RULING FROM THE INTERNAL REVENUE SERVICE OR AN OPINION OF TAX COUNSEL, ACCEPTABLE TO THE GENERAL PARTNER, THAT SUCH AMENDMENT WILL NOT CAUSE THE PARTNERSHIP TO LOSE ITS CLASSIFICATION AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES. THE GENERAL PARTNER MAY ELECT TO CAUSE OR NOT TO CAUSE THE PARTNERSHIP TO BE QUALIFIED AS A PARTNERSHIP IN COMMENDAM IF THE PARTNERSHIP DOES NOT RECEIVE THE RULING FROM THE INTERNAL REVENUE SERVICE OR SUCH OPINION OF TAX COUNSEL REQUIRED ABOVE. IF SUCH A RULING OR OPINION IS OBTAINED, THE GENERAL PARTNER WILL PROCEED TO EFFECT THE ABOVE STATED AMENDMENT TO THESE ARTICLES PURSUANT TO THE POWER OF ATTORNEY CONTAINED IN THESE ARTICLES PRIOR TO CAUSING THE PARTNERSHIP TO CONDUCT BUSINESS IN THE STATE OF LOUISIANA. IF SUCH A RULING OR OPINION IS NOT OBTAINED, THE GENERAL PARTNER WILL NOT AMEND THESE ARTICLES BUT, IN ITS DISCRETION, MAY CAUSE THE PARTNERSHIP TO BE QUALIFIED AS A PARTNERSHIP IN COMMENDAM IF THE GENERAL PARTNER DETERMINES THE POTENTIAL RISK TO THE PARTNERSHIP TO BE ACCEPTABLE.

SECTION 13.4.     AMENDMENTS WITHOUT APPROVAL BY LIMITED PARTNERS

                  IN ADDITION TO ANY AMENDMENTS OTHERWISE AUTHORIZED IN THESE ARTICLES, THESE ARTICLES MAY BE AMENDED FROM TIME TO TIME BY THE GENERAL PARTNER WITHOUT THE CONSENT OF ANY OF THE LIMITED PARTNERS (I) TO ADD TO THE REPRESENTATIONS, DUTIES OR OBLIGATIONS OF THE GENERAL PARTNER, OR TO SURRENDER ANY RIGHT OR POWER GRANTED TO THE GENERAL PARTNER, FOR THE BENEFIT OF THE
LIMITED PARTNERS, (II) TO CURE ANY AMBIGUITY, TO CORRECT OR SUPPLEMENT ANY PROVISION WHICH MAY BE INCONSISTENT WITH ANY OTHER PROVISION, TO CORRECT ANY TYPOGRAPHICAL ERRORS OR TO MAKE ANY OTHER PROVISIONS WITH RESPECT TO MATTERS OR QUESTIONS ARISING UNDER THESE ARTICLES WHICH WILL NOT BE INCONSISTENT WITH THE PROVISIONS OF THESE ARTICLES, AND (III) TO DELETE OR ADD ANY PROVISIONS FROM OR TO THESE ARTICLES REQUIRED TO BE SO DELETED OR ADDED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY OTHER FEDERAL AGENCY OR BY A STATE "BLUE SKY" COMMISSIONER OR SIMILAR OFFICIAL, WHICH ADDITION OR DELETION IS DEEMED BY THE COMMISSION, OR SUCH AGENCY OR OFFICIAL TO BE FOR THE BENEFIT OR PROTECTION OF THE UNITHOLDERS; PROVIDED, HOWEVER, THAT NO AMENDMENT SHALL BE ADOPTED PURSUANT TO THIS SECTION 13.4 UNLESS THE ADOPTION THEREOF (I) IS FOR THE BENEFIT OF OR NOT ADVERSE TO THE INTERESTS OF THE LIMITED PARTNERS, (II) IS CONSISTENT WITH
ARTICLE 9, (III) DOES NOT ALTER THE RESPECTIVE AGGREGATE INTEREST OF THE GENERAL PARTNER OR THE LIMITED PARTNERS IN PROFITS OR LOSSES OR IN CASH DISTRIBUTIONS OF THE PARTNERSHIP; AND (IV) DOES NOT, IN THE OPINION OF COUNSEL TO THE PARTNERSHIP, BY ITS TERMS, ADVERSELY AFFECT THE LIMITED LIABILITY OF THE LIMITED PARTNERS OR THE STATUS OF THE PARTNERSHIP AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES.

                                   ARTICLE 14

                            MISCELLANEOUS PROVISIONS

SECTION 14.1.     NOTICES

                  ALL NOTICES OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN PURSUANT TO THESE ARTICLES SHALL BE IN WRITING AND SHALL BE CONSIDERED AS PROPERLY GIVEN OR MADE IF MAILED FROM WITHIN THE UNITED STATES BY FIRST CLASS MAIL, POSTAGE PREPAID, OR IF TELEGRAPHED, BY PREPAID TELEGRAM, AND ADDRESSED, IF TO THE GENERAL PARTNER, TO ENEX RESOURCES CORPORATION, 800 ROCKMEAD DRIVE, SUITE 200, THREE KINGWOOD PLACE, KINGWOOD, TEXAS 77339, AND IF TO A UNITHOLDER, TO THE ADDRESS SET FORTH IN THE RECORDS OF THE PARTNERSHIP. ANY UNITHOLDER MAY CHANGE HIS ADDRESS BY GIVING NOTICE IN WRITING TO THE GENERAL PARTNER, AND THE GENERAL PARTNER MAY CHANGE ITS ADDRESS BY GIVING SUCH NOTICE TO ALL PARTNERS. ANY SUCH NEWLY DESIGNATED ADDRESS SHALL BE SUCH PARTNER'S OR UNITHOLDER'S ADDRESS FOR THE PURPOSE OF ALL NOTICES OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN PURSUANT TO THESE ARTICLES TEN DAYS AFTER NOTICE IS GIVEN.

SECTION 14.2.     EXCHANGE OFFERS

                  ANY OFFER MADE BY, OR AT THE DIRECTION OF, THE GENERAL PARTNER OR ANY OF ITS AFFILIATES TO LIMITED PARTNERS TO EXCHANGE THEIR INTERESTS IN THE PARTNERSHIP FOR ANOTHER SECURITY SHALL BE GOVERNED BY (I) THE PROVISIONS OF THE NORTH AMERICAN SECURITIES ADMINISTRATORS ASSOCIATION, INC. GUIDELINES FOR THE REGISTRATION OF OIL AND GAS PROGRAMS OR COMPARABLE REGULATIONS OR GUIDELINES ADOPTED BY STATE SECURITIES ADMINISTRATORS AS IN EFFECT AT THE TIME OF SUCH OFFER AND (II) ANY OTHER FEDERAL OR STATE REGISTRATION REQUIREMENTS IN EFFECT AT THE TIME OF SUCH OFFER.

SECTION 14.3.     BINDING PROVISIONS

                  THE COVENANTS AND AGREEMENTS CONTAINED IN THESE ARTICLES SHALL
BE  BINDING   UPON  AND  INURE  TO  THE   BENEFIT   OF  THE  HEIRS,   EXECUTORS,
ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF THE RESPECTIVE PARTIES HERETO.

SECTION 14.4.     APPLICABLE LAW

                  THESE ARTICLES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 14.5.     EXECUTION AND COUNTERPARTS

                  SUBJECT TO ACCEPTANCE BY THE GENERAL PARTNER, EXECUTION OF ANY INSTRUMENT THE EXECUTION OF WHICH, BY ITS TERMS, IS INTENDED TO CONSTITUTE EXECUTION OF THESE ARTICLES (AN "EXECUTION INSTRUMENT"), SHALL CONSTITUTE
EXECUTION  OF THESE  ARTICLES  FOR ALL  PURPOSES.  THESE  ARTICLES AND EACH SUCH
EXECUTION INSTRUMENT (ALL OF WHICH ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE WITH THE SAME EFFECT AS IF SET FORTH AT LENGTH HEREIN) MAY BE EXECUTED IN SEVERAL COUNTERPARTS, ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE BINDING AGREEMENT ON ALL PARTIES HERETO, NOTWITHSTANDING THAT ALL PARTIES HAVE NOT SIGNED THE SAME COUNTERPART, EXCEPT THAT NO COUNTERPART SHALL BE BINDING UNLESS SIGNED BY THE GENERAL PARTNER. ANY SIGNATURE MAY BE BY AN ATTORNEY-IN-FACT.

SECTION 14.6.     SEVERABILITY OF PROVISIONS

                  IF FOR ANY REASON ANY PROVISION OF THESE ARTICLES WHICH IS NOT MATERIAL TO THE PURPOSE OR BUSINESS OF THE PARTNERSHIP IS DETERMINED TO BE INVALID AND CONTRARY TO ANY EXISTING OR FUTURE LAW OR GOVERNMENTAL REGULATION, SUCH INVALIDITY SHALL NOT IMPAIR THE OPERATION OF OR AFFECT THOSE PORTIONS OF THESE ARTICLES THAT ARE VALID.

SECTION 14.7.     ENTIRE AGREEMENT

                  THESE ARTICLES AND THE AFOREMENTIONED EXECUTION INSTRUMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE PARTNERSHIP. THESE ARTICLES SUPERSEDE ANY PRIOR AGREEMENT OR UNDERSTANDING AMONG THE PARTIES AND MAY NOT BE MODIFIED OR AMENDED IN ANY MANNER OTHER THAN AS SET FORTH IN THESE ARTICLES.

SECTION 14.8.     GENDER AND NUMBER

                  THE GENDER AND NUMBER USED IN THESE ARTICLES ARE USED AS A REFERENCE TERM ONLY AND SHALL APPLY WITH THE SAME EFFECT WHETHER THE PARTIES ARE OF THE MASCULINE OR FEMININE GENDER, OR ARE CORPORATE OR OTHER FORM, AND THE SINGULAR SHALL LIKEWISE INCLUDE THE PLURAL.

SECTION 14.9.     HEADINGS

                  ARTICLE AND SECTION TITLES ARE FOR DESCRIPTIVE PURPOSES ONLY AND SHALL NOT CONTROL OR ALTER THE MEANING OF THESE ARTICLES AS SET FORTH IN THE TEXT.

SECTION 14.10. PARTITION

                  EACH PARTY WAIVES THE BENEFIT OF ANY PROVISIONS OF LAW WHICH MAY PROVIDE FOR PARTITION OF REAL OR PERSONAL PROPERTY AND AGREES THAT HE WILL NOT RESORT TO ANY ACTION AT LAW OR IN EQUITY TO PARTITION ANY PROPERTY SUBJECT TO THESE ARTICLES.
                                      B-44

                  IN  WITNESS   WHEREOF,   THESE  AMENDED  ARTICLES  OF  LIMITED
PARTNERSHIP HAVE BEEN EXECUTED ON THIS _____ DAY OF ______________, 199___.


                                                                 GENERAL PARTNER
                                                      ENEX RESOURCES CORPORATION

ATTEST:


     ____________________                     BY   _____________________
    (ASSISTANT) SECRETARY                            (VICE) PRESIDENT


                                              ADDITIONAL   LIMITED  PARTNERS  BY
                                              ENEX  RESOURCES  CORPORATION,   AS
                                              ATTORNEY-IN-FACT  FOR  EACH OF THE
                                              LIMITED  PARTNERS  PURSUANT  TO  A
                                              POWER   OF    ATTORNEY    IN   ITS
                                              POSSESSION  WHICH AUTHORIZES IT TO
                                              EXECUTE THE FOREGOING INSTRUMENT.

ATTEST:


   _____________________                       BY  ____________________
   (ASSISTANT) SECRETARY                             (VICE) PRESIDENT


                                               WITHDRAWING (ORIGINAL) LIMITED
                                               PARTNER
                                               ENEX L.P. CORP.

ATTEST:


  _____________________                         BY   __________________
  (ASSISTANT) SECRETARY                               (VICE) PRESIDENT

                           OATHS AND ACKNOWLEDGEMENTS


STATE OF TEXAS}        SS.:
COUNTY OF MONTGOMERY}


           On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex Resources Corporation ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Amended Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

           This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                    -------------------------------------------
                                                   Notary Public

My Commission Expires:
                       ----------------

STATE OF TEXAS}     SS.:
COUNTY OF MONTGOMERY}

           On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex Resources Corporation ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Amended Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, which executed the Articles as attorney-in-fact for each limited partner whose name is set forth on Schedule A to the Articles pursuant to each such limited partner's power of attorney, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

           This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                   --------------------------------------
                                                Notary Public

My Commission Expires:
                       ----------------


STATE OF TEXAS}       SS.:
COUNTY OF MONTGOMERY}


           On this _____ day of ___________, 198__, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared _____________________ who resides at ___________ _____________________ to me known and known to me to be [a Vice] President of Enex L.P. Corp. ("Enex") and who, being first duly sworn, upon his oath stated and acknowledged to me that the foregoing Articles of Limited Partnership ("Articles") were executed by him before me in such capacity for and on behalf of Enex, that the statements made in the Articles are true to the best of his knowledge, information and belief, that the Articles are the free act and deed of Enex and that execution thereof was by virtue of the authority duly vested in or granted to him by Enex.

           This day sworn to and subscribed before me, and in witness whereof I have hereunto set my hand and affixed my official seal on the day, month and year first above written.

[Notarial Seal]

                                    ----------------------------------------
                                                  Notary Public

My Commission Expires:
                      -----------------

                                                                  APPENDIX C

                              PLAN OF CONSOLIDATION
                                       OF
             ENEX OIL & GAS INCOME PROGRAM LIMITED PARTNERSHIPS AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS
                                      INTO
                        ENEX CONSOLIDATED PARTNERS, L.P.

                               ------------------


         Capitalized terms used herein shall have the same meaning as defined and used in the Prospectus/Proxy Statement of Enex Consolidated Partners, L.P. (the "Consolidated Partnership"), to which this Plan of Consolidation is annexed as Appendix C.

         This Plan of Consolidation ("Plan") is intended to accomplish the following:

                  1. The adoption by the requisite majority in interest of the "limited partners" (as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION--Terms of the Consolidation -- Partnership Voting Requirements and Rights") of some or all of the 34 limited partnerships listed in the Prospectus/Proxy Statement under "SUMMARY - Partnerships Subject to Consolidation" of this Plan and of amendments to each Partnership's certificate and agreement of limited partnership, as set forth in Appendix D to the Prospectus/Proxy Statement; provided, however, that at least six (6) Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to a simultaneous exchange offer made by the Consolidated Partnership to the limited partners, have an aggregate exchange value of $10 million or more.

                  2. The execution and delivery of (i) the Consolidation Agreement in the form annexed hereto as Exhibit I and incorporated herein by reference by the Consolidated Partnership and each Partnership the limited partners of which adopt this Plan of Consolidation ("Participating Partnerships") and thereby participate in the proposed Consolidation and (ii) the Amended Articles of Limited Partnership of the Consolidated Partnership in the form annexed to this Prospectus/Proxy Statement as Appendix B..

                  3. The transfer to the Consolidated Partnership, pursuant to the Consolidation Agreement, of all of the Participating Partnerships' properties and assets, subject to all of their debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements, which shall be assumed by the Consolidated Partnership, in exchange for the issuance by the Consolidated Partnership of units of limited partnership interest in the Consolidated Partnership ("Units") to the Participating Partnerships in amounts based upon the exchange value of each Participating Partnership's net assets as set forth in Table A - Consolidation Schedule -Composition of Exchange Values in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - The Consolidation Schedule."

                  4.  The  dissolution  and  termination  of each  Participating
         Partnership pursuant to its certificate and agreement of limited partnership, as amended pursuant to this Plan, whereupon no further business shall be done by such Participating Partnership and no further obligations shall be incurred on any such Participating Partnership's behalf except for the consummation of the termination, liquidation, and winding up of its affairs as provided herein or in its certificate and agreement of limited partnership, as amended.

                  5. The distribution to each partner of each of the Participating Partnerships of a number of Units equal to such Partner's ratable share of the Units received by each Partnership of which he is a partner.

         This Plan, its implementation and consummation, are subject to the terms and conditions set forth in the Prospectus/Proxy Statement and the Consolidation Agreement.

         The General Partner, upon the adoption of this Plan, subject to its fiduciary duty and obligation to the limited partners of the Partnerships, is hereby authorized on behalf of each of the Participating Partnerships and is hereby granted specific authority to do all acts and things in the name of each of the Participating Partnerships necessary or appropriate in order to carry out this Plan, perform the Consolidation Agreement and complete the dissolution, winding up and termination of each Participating Partnership in accordance with this Plan and its certificate and agreement of limited partnership, as amended, including the execution and delivery of the Consolidation Agreement and such other agreements, certificates, documents, assignments and conveyances, and other instruments as may, in the General Partner's sole discretion, be required in order to effectuate and implement the foregoing.

                                                       EXHIBIT I to APPENDIX C

                             CONSOLIDATION AGREEMENT

     THIS AGREEMENT dated as of_____ , 1996 among ENEX CONSOLIDATED PARTNERS, L.P., a limited partnership formed under the laws of the State of New Jersey (the "Consolidated Partnership"), those ENEX OIL & GAS INCOME PROGRAM LIMITED PARTNERSHIPS AND ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS that have executed this Agreement or a counterpart hereof (the "Participating Partnerships") and ENEX RESOURCES CORPORATION, a Delaware corporation and the general partner of the Consolidated Partnership and the Participating Partnerships (the "General Partner").

                                    RECITALS

     This Agreement sets forth the terms upon which the Consolidated Partnership will acquire the operations and assets of the Participating Partnerships in exchange for units of limited partnership interest in the Consolidated Partnership ("Units"), if all of the conditions of the proposed consolidation are met. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as defined and used in the Prospectus/Proxy Statement of the Consolidated Partnership dated _____, 1996 (the "Prospectus/Proxy Statement").

         The General Partner has submitted to the limited partners of each of the Participating Partnerships for their approval the proposal to adopt the Plan of Consolidation (the "Plan") to which this Agreement is annexed as an Exhibit.

         Pursuant to the Plan, which has been adopted by the limited partners of each of the Participating Partnerships, each of the Participating Partnerships has amended its certificate and agreement of limited partnership in order to consolidate its operations and assets into the Consolidated Partnership and thereafter to dissolve and terminate.

                                    AGREEMENT

         In  consideration  of  the  mutual  promises   contained  herein,   the
Consolidated Partnership, the Participating Partnerships and the General Partner hereby agree as follows:

                                    ARTICLE I
                              ACQUISITION OF ASSETS

         1.1 Transfer of Assets. Each Participating Partnership shall assign, convey, transfer and deliver to the Consolidated Partnership and the Consolidated Partnership shall accept from each Participating Partnership, effective as of the last day of the month during which the limited partners of the Participating Partnerships approve the Plan of Consolidation, at 11:59 P.M. local time at the location of each property and asset (the "Effective Date"), or such other date and time as may be agreed upon by the Consolidated Partnership and such Participating Partnership, all of the properties and assets of each Participating Partnership, without limitation and wherever situated (such properties and assets being hereinafter referred to as the "Assets"), including:

                  (a) all interests in and rights in respect of oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including working interests, royalties, overriding royalties, production payments, other non-working interests and non-operating interests, contract rights, debt instruments, and equity interests in joint ventures, partnerships, corporations and other entities, including but not limited to common and preferred stock, debentures, bonds and other securities of every kind and nature and unrelated assets coincidentally acquired in connection with the acquisition of the foregoing assets; all interests in and rights in respect of oil, gas and other minerals and hydrocarbons or revenues therefrom and all contracts in connection therewith and claims and rights thereto (including without limitation all oil and gas leases and interests thereunder, mineral leases and interests thereunder, surface interests, fee interests, reversionary interests, royalties, overriding royalties, reservations and concessions), all easements, rights of way, licenses, permits, leases and other interests associated with, appurtenant to or necessary for the operation of any of the foregoing, and all interests in equipment and machinery (including without limitation well equipment and machinery), oil and gas transmission or storage facilities (including without limitation tanks, tank batteries, pipelines and gathering systems), camps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to or necessary for the operation of any of the foregoing, all of which assets are hereinafter referred to as the "Oil and Gas Interests";

                  (b) all pipe, fittings, supplies, inventory, materials, machinery, equipment and other tangible personal property and fixtures not included in the Oil and Gas Interests;

                  (c) all title opinions and reports, abstracts of title, status reports, leases, deeds, unitization agreements, pooling agreements, operating agreements, division orders, transfer orders, permits, certifications, licenses, participation agreements, partnership agreements, and other contracts, agreements, documents and instruments pertaining in any manner to the Oil and Gas Interests or any other Assets, to the operations thereof, to the title thereto, or to any other aspect of the business of the Participating Partnerships, and all rights of the Participating Partnerships under all of such leases, deeds, orders, permits, certifications, licenses, agreements, contracts and other documents and instruments;

                 (d) all production records, maps, engineering data, geological and geophysical data, logs and similar material;

                  (e) all books of account, ledgers, files and other records and data pertaining in any manner to any of the Assets or the operation thereof, or to any other aspect of the business of the Participating Partnerships;

                  (f) all claims, rights, warranties, covenants, representations and causes of action (including without limitation those from or with respect to predecessors in title or interest of the Participating Partnerships) which relate to any of the Assets; and

                  (g) all cash, accounts receivable, prepaid expenses, investments and other assets of the Participating Partnerships.

         1.2 Encumbrances. All Assets transferred pursuant to Section 1.1 hereof shall be transferred subject to all liens, claims and encumbrances burdening the Assets at the Effective Date, including but not limited to mortgages, security interests, royalties, overriding royalties, production payments, contract rights, reversionary interests, easements, rights of way, licenses, permits, unitization and pooling agreements, operating agreements and other contracts and agreements pertaining in any manner to the Oil and Gas Interests.

                                   ARTICLE II
                            CONSIDERATION FOR ASSETS

         2.1 Units of Limited Partnership Interest in the Consolidated Partnership. As consideration for the Assets of each Participating Partnership, at the Closing (as defined in Section 5.2 hereof) the Consolidated Partnership shall issue to each Participating Partnership the number of Units in the Consolidated Partnership determined in accordance with the provisions described in the section of the Prospectus/Proxy Statement captioned "THE PROPOSED CONSOLIDATION" and the Amended Articles of Limited Partnership of the Consolidated Partnership shall provide for the allocation of the Consolidated Partnership's costs and revenues in the manner described in the section of the Prospectus/Proxy Statement captioned "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues." The manner of the disposition of Units to the Partners of each Participating Partnership shall be as set forth in the Prospectus/Proxy Statement and in accordance with the certificates and agreements of limited partnership of the Participating Partnerships.

         2.2 Assumption of Debts and Liabilities by the Consolidated Partnership. In connection with the transfer of the Assets described in Section 1.1, the Consolidated Partnership shall assume and pay, perform, fulfill and discharge all of the debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of each Participating Partnership, whether direct or contingent, and indemnify each Participating Partnership against the liabilities and losses described in the Assumption and Indemnification Agreement referred to in Section 5.2 below.

         2.3 Dissenters' Rights. A limited partner of a Participating Partnership who votes against approval of the Plan may demand cash in lieu of Units in an amount equal to the exchange value of such limited partner's Interests pursuant to the following terms and conditions. Failure to take any action required below will result in a termination or waiver of these dissenters' rights.

                  1. A limited partner electing to exercise dissenters' rights must (a) deliver to the General Partner, before the limited partners vote on the Plan, a written notice of intention to demand a cash payment (a "Dissenter's Notice") that is made by or on behalf of the person who is the limited partner of record of the Interests for which such dissenters' rights are demanded and (b) vote AGAINST approval of the Plan. The demand must be delivered to the General Partner at its offices at 800 Rockmead Drive, Three Kingwood Place, Kingwood, Texas 77339. A Dissenter's Notice must reasonably inform the General Partner of the identity of the limited partner of record and of such limited partner's intention to demand cash for his Interests. A Proxy and Ballot left blank or simply voting against approval of the Plan does not constitute a Dissenter's Notice.

                  2. Only the limited partner of record of Interests is entitled to demand dissenters' rights for the Interests registered in that limited partner's name. The Dissenter's Notice must be executed by or for the limited partner of record, fully and correctly, as the limited partner's name appears on the Proxy and Ballot mailed to the limited partner. If the Interests are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, the Dissenter's Notice should be executed in that capacity. If the Interests are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissenter's Notice should be executed by or for all owners. An authorized agent, including one of two or more joint owners, may execute the Dissenter's Notice for a limited partner of record; however, the agent must identify the owner or owners of record and expressly disclose the fact that, in executing the Dissenter's Notice, the agent is acting as agent for the owner or owners of record.

                  3. Within thirty (30) days after the effective date of the Consolidation, the General Partner will send a notice of the effectiveness of the Consolidation to each limited partner of a Participating Partnership who satisfied the foregoing conditions prior to the vote of the limited partners at the Meetings.

                  4. Each such limited partner may deliver to the General Partner a written demand for a cash payment for his Interests (a "Dissenter's Demand") at any time thereafter and before the expiration of 120 days after the effective date of the Consolidation.

                  5. A limited partner will lose the right to receive cash in lieu of Units if no Dissenter's Demand from him is received by the General Partner within 120 days after the Effective Date, or if a limited partner delivers to the General Partner a written withdrawal of such limited partner's Dissenter's Demand and an acceptance of the Consolidation, except that any such attempt to withdraw made more than 60 days after the effective date of the Consolidation shall require the General Partner's written approval. If dissenters' rights are not perfected or a demand for dissenters' rights is withdrawn, a limited partner will be entitled to receive the consideration otherwise payable pursuant to the Plan, (i.e., Units issued by the Consolidated Partnership).


                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                                          THE PARTICIPATING PARTNERSHIPS

         Each of the Participating Partnerships represents and warrants as follows with respect to such Participating Partnership:

                  (a) Such Participating Partnership has all requisite power and authority to own, operate and lease its properties and other assets, to carry on its business as now being conducted in the place or places where such properties and other assets are now owned or leased or such business is now conducted and to enter into and perform all of the provisions of this Agreement.

                  (b) The balance sheets of such Participating Partnership at December 31, 1995 and 1994, as included in the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships and the notes thereto, examined by Deloitte & Touche, independent certified public accountants, and the unaudited balance sheets of such Participating Partnership at , 1996 and 1995, as included in the combined balance sheets of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, fairly present such Participating Partnership's financial condition as of such dates and, to the General Partner's best information, knowledge and belief, are complete and correct in all material respects, and such balance sheets show all of the material liabilities and commitments, direct and contingent, of such Participating Partnership as of such dates.

                  (c) The statements of operations of such Participating Partnership as included in the combined statements of operations of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, for the fiscal years ended December 31, 1995 and 1994 and the notes thereto, examined by the aforesaid independent certified public accountants, and the unaudited statements of operations of such Participating Partnership included in the compilation for the -month periods ended 1996 and 1995 included in the combined statements of operation of Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships, fairly present the results of such Participating Partnership's operations for those periods and, to the General Partner's best knowledge, information, and belief, are complete and correct in all material respects.

                  (d) The books of account of such Participating Partnership fairly and in all material respects reflect such Participating Partnership's income, expenses, assets, liabilities and commitments since December 31, 1995, in accordance with generally accepted accounting principles consistently applied. Such Participating Partnership has conducted its operations according to the ordinary and usual course of business and has paid all of its obligations as they have become due.

                  (e) Such Participating Partnership does not have any material liabilities, obligations, commitments or debts, whether direct or contingent, which are not disclosed in the financial statements and books of account referred to above.

                  (f) To the best of the General Partner's knowledge, information and belief, such Participating Partnership has good title to substantially all of the value of its Oil and Gas Interests which were used in determining the exchange value of such Participating Partnership. The term "good title" means title which generally would be acceptable for oil and gas properties in the particular area where the applicable properties are located for the particular type of properties involved (e.g., producing or nonproducing). The term "good title" includes title subject to defects and irregularities which are not likely to interfere materially with the benefit and enjoyment of production from the properties or which, in accordance with generally prevailing standards of the oil and gas industry, can reasonably be accepted in light of the value of the properties affected.

                  (g) Since the acquisition of such Participating Partnership's Oil and Gas Interests on behalf of such Participating Partnership, said Oil and Gas Interests have been administered and maintained (and, to the extent that the General Partner has acted as operator thereof, operated) by the General Partner on behalf of such Participating Partnership in a reasonable manner and in accordance with generally prevailing standards of the oil and gas industry.

         The warranties and representations made herein shall remain in effect until, but shall not survive, the Closing.

                                  ARTICLE IV
                              CONDITIONS PRECEDENT

                  4.1       Conditions.  The following requirements are
                   conditions precedent to completion of the consolidation:

                  The Consolidation will not take place unless

                            (a)  the  proposed   Consolidation  is  approved  by
                  limited partners of at least six (6) Partnerships whose assets, together with the exchange value of those Interests exchanged for Units pursuant to the exchange offer described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - The Exchange Offer", have an aggregate exchange value of $10 million or more;

                            (b) the consolidation contemplated hereby shall not
                  violate any order, decree or judgment of any court or governmental body having jurisdiction;

                            (c) no development or change occurs, or is discovered, in the business or properties of one or more of the Partnerships that approve the transaction, or in the applicable regulatory or tax structure, or otherwise, that would materially adversely affect the business, properties or prospects of the Consolidated Partnership, but that would not also affect the Partnerships generally in the same manner or to the same extent;

                            (d) all necessary governmental and third party
                  permits, consents and other approvals have been obtained;

                            (e) there is no pending or threatened legal action
                 challenging or seeking to prevent the consummation of the Consolidation; and

                            (f) the representations and warranties of the Participating Partnerships contained in or given in connection with this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

                  If condition (c) is not met with respect to one or more of the Partnerships that approve the consolidation, and the withdrawal of such Partnership or Partnerships from the Consolidated Partnership would not have a material adverse effect on the Consolidated Partnership, the General Partner may, in its sole discretion, either form the Consolidated Partnership without including the assets of the Partnership or Partnerships which do not meet condition (c) or resolicit the limited partners of such Partnership or Partnerships and the limited partners of the Participating Partnerships and include such Partnership or Partnerships in the Consolidated Partnership if the requisite percentage of resolicited Partners approve the consolidation based upon exchange values which give effect to the changed circumstances. If the exchange value of any Partnership determined at the time of transfer has changed by less than 15% from the exchange value set forth herein, such change will not be deemed material. Conversely, any change in exchange value of 15% or more will be deemed material. In addition, the General Partner may, in its discretion, elect to cancel the consolidation if "dissenters' rights" (as described in the Prospectus/Proxy Statement under "THE PROPOSED CONSOLIDATION - Terms of the Consolidation - Dissenters' Rights") are exercised by limited partners holding more than 10% of the aggregate exchange value of all the Partnerships that participate in the Consolidation or if, in its judgment, the Consolidation is rendered

                                      C-I-5
impracticable or inadvisable by war or other calamity or a material adverse change in general market or economic conditions.

                  4.2 Benefit of Conditions. The conditions set forth in Section 4.1(f) are for the sole benefit of the Consolidated Partnership and may be waived, in whole or in part, by the General Partner on behalf of the Consolidated Partnership in its sole discretion in writing.

                  4.3 General Partner's Determination Final. Any determination by the General Partner concerning the events and matters set forth in Section
4.1 above will be final and binding on all parties.

                                    ARTICLE V
                                     CLOSING

                  5.1 Closing Date. The Closing Date with respect to each Participating Partnership shall be on the Effective Date, or thereafter on such other date and time as may be determined by the General Partner in its sole discretion.

                  5.2 Closing. The closing of the proposed Consolidation and the transactions contemplated hereunder (the "Closing") shall be held at the offices of the General Partner at 800 Rockmead Dr., Kingwood, Texas or at such other place as may be agreed upon by the parties. At the Closing:

                            (a)   Each Participating Partnership shall deliver
                             to the Consolidated Partnership:

                                  (i) such  deeds,  assignments,  bills of sale,
                            conveyances and other instruments necessary to convey, transfer and assign to the Consolidated Partnership good and marketable title to the Assets, and

                                  (ii) exclusive possession of all the Assets, including without limitation the leases, agreements, maps, books, papers and other records of such Participating Partnership referred to in Section 1.1 of this Agreement.

                            (b) The  Consolidated  Partnership  shall  issue and
                  deliver to each Participating Partnership the number of Units in the Consolidated Partnership determined in accordance with the provisions of Section 2.1 of this Agreement.

                            (c) The Consolidated Partnership and each Participating Partnership shall execute and deliver to each other an assumption and indemnification agreement substantially in the form attached hereto as Exhibit I-A (the "Assumption and Indemnification Agreement").

                  5.3 Independent Obligations. The obligation of each Participating Partnership that has executed this Agreement or a counterpart hereof to complete the Consolidation with respect to such Participating Partnership is independent of, and not conditioned upon, the execution of this Agreement or a counterpart hereof by any other Participating Partnership or the completion of the Consolidation with respect to such other Participating Partnership, except to the extent provided in Section 4.1(a).

                                      C-I-6

                  IN WITNESS WHEREOF, this Agreement has been signed by the General Partner, the Consolidated Partnership and the Participating Partnerships, as of the date first written above.


ENEX RESOURCES CORPORATION               ENEX CONSOLIDATED PARTNERS, L.P.

                                         By:   ENEX RESOURCES CORPORATION
                                               General Partner

By:                                      By:

Title:                                   Title:


ENEX PROGRAM I PARTNERS, L.P.           ENEX OIL & GAS INCOME PROGRAM II-7, L.P.

By:ENEX RESOURCES CORPORATION            By: ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM II-8, L.P.ENEX OIL & GAS INCOME PROGRAM II-9, L.P.

By:ENEX RESOURCES CORPORATION            By: ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM II-10,L.P. ENEX  OIL & GAS INCOME  PROGRAM III -
                                         Series 1, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 2, L.P.                           Series 3, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


                                      C-I-7

ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 4, L.P.                           Series 5, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 6, L.P.                           Series 7, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM IV -
Series 8, L.P.                           Series 1, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM IV -       ENEX OIL & GAS INCOME PROGRAM IV -
Series 2, L.P.                                             Series 4, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM IV -       ENEX OIL & GAS INCOME PROGRAM IV -
Series 5, L.P.                           Series 6, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:




                                      C-I-8

ENEX OIL & GAS INCOME PROGRAM IV -        ENEX OIL & GAS INCOME PROGRAM V -
Series 7, L.P.                            Series 1, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM V -         ENEX OIL & GAS INCOME PROGRAM V -
Series 2, L.P.                            Series 3, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM V -         ENEX OIL & GAS INCOME PROGRAM V -
Series 4, L.P.                            Series 5, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM VI -        ENEX INCOME AND RETIREMENT FUND -
Series 1, L.P.                            Series 1, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX INCOME AND RETIREMENT FUND -         ENEX INCOME AND RETIREMENT FUND -
Series 2, L.P.                            Series 3, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:




                                      C-I-9

ENEX 88-89 INCOME AND RETIREMENT            ENEX 88-89 INCOME AND RETIREMENT
FUND - Series 5, L.P.                       FUND - Series 6, L.P.

By:ENEX RESOURCES CORPORATION               By:ENEX RESOURCES CORPORATION
   General Partner                             General Partner

By:                                          By:

Title:                                       Title:


ENEX 88-89 INCOME AND RETIREMENT             ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 7, L.P.                        FUND - Series 1, L.P.

By:ENEX RESOURCES CORPORATION                By:ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                          By:

Title:                                       Title:


ENEX 90-91 INCOME AND RETIREMENT             ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 2, L.P.                        FUND - Series 3, L.P.

By:ENEX RESOURCES CORPORATION                By:ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                          By:

Title:                                       Title:





                                     C-I-10

                                                       EXHIBIT I-A to APPENDIX C

                    ASSUMPTION AND INDEMNIFICATION AGREEMENT

     THIS AGREEMENT dated as of _____, 1996, between Enex Consolidated Partners, L.P., a limited partnership formed under the laws of the State of New Jersey (the "Consolidated Partnership"), and those Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnerships that have executed this Agreement or a counterpart hereof (the "Participating Partnerships").

                                    RECITALS

     The Consolidated Partnership is acquiring the property and assets of the Participating Partnerships pursuant to a Consolidation Agreement dated as of ______, 1996 (the "Consolidation Agreement"), among the Consolidated Partnership, the Participating Partnerships and Enex Resources Corporation, a Delaware corporation and the general partner of the Consolidated Partnership and the Participating Partnerships (the "General Partner"), as of the "Effective Date" (as defined in the Consolidation Agreement). In connection with such consolidation, the Consolidated Partnership has agreed to assume the debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of the Participating Partnerships and to indemnify the Participating Partnerships against certain liabilities and losses.

                                    AGREEMENT

     In consideration of such consolidation, the Consolidated Partnership and the Participating Partnerships hereby agree as follows:

                            1.  Assumption  of  Obligations.   The  Consolidated
                  Partnership hereby assumes and agrees to pay, perform, fulfill and discharge, within the time such payment or performance is due, all debts, obligations, liabilities (except for amounts owed to the General Partner) and agreements of the Participating Partnerships. The foregoing assumption is a continuing assumption and shall remain in full force and effect until the payment or discharge of all debts, obligations, liabilities and agreements of the Participating Partnerships.

                            2. Indemnification. The Consolidated Partnership agrees to indemnify, defend and hold harmless the Participating Partnerships and their partners from, against and with respect to any claim, obligation, liability, loss, damage, assessment, cost, expense, action, suit, proceeding, or demand, of any kind or character (including, without limitation, reasonable attorneys' fees and expenses) and costs and expenses reasonably incurred in investigating, preparing or defending any litigation or claim, arising out of or relating to or attributable to:

                                  (a) any failure of the Consolidated Partnership to pay, perform, fulfill or discharge any debt, obligation, liability or agreement assumed by the Consolidated Partnership under paragraph 1 of this Agreement, or

                                  (b) any failure of the Consolidated Partnership to perform or observe any covenant, agreement or condition to be performed or observed by it under the Consolidation Agreement.

                  IN WITNESS WHEREOF, the Consolidated Partnership and the Participating Partnerships have executed this Agreement, with effect as of the day and year first above written.

                        ENEX CONSOLIDATED PARTNERS, L.P.

                         By: ENEX RESOURCES CORPORATION,
                             General Partner

                         By:
                         Title:


                                     C-I-A-1

ENEX PROGRAM I PARTNERS, L.P.           ENEX OIL & GAS INCOME PROGRAM II-7, L.P.

By:ENEX RESOURCES CORPORATION            By: ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM II-8, L.P.ENEX OIL & GAS INCOME PROGRAM II-9, L.P.

By:ENEX RESOURCES CORPORATION            By: ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM II-10,L.P. ENEX  OIL & GAS INCOME  PROGRAM III -
                                         Series 1, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 2, L.P.                           Series 3, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 4, L.P.                           Series 5, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


                                    C-I-A-2

ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM III -
Series 6, L.P.                           Series 7, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM III -      ENEX OIL & GAS INCOME PROGRAM IV -
Series 8, L.P.                           Series 1, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM IV -       ENEX OIL & GAS INCOME PROGRAM IV -
Series 2, L.P.                                             Series 4, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM IV -       ENEX OIL & GAS INCOME PROGRAM IV -
Series 5, L.P.                           Series 6, L.P.

By:ENEX RESOURCES CORPORATION            By:ENEX RESOURCES CORPORATION
   General Partner                          General Partner

By:                                      By:

Title:                                   Title:


ENEX OIL & GAS INCOME PROGRAM IV -        ENEX OIL & GAS INCOME PROGRAM V -
Series 7, L.P.                            Series 1, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:



                                     C-I-A-3

ENEX OIL & GAS INCOME PROGRAM V -         ENEX OIL & GAS INCOME PROGRAM V -
Series 4, L.P.                            Series 5, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX OIL & GAS INCOME PROGRAM VI -        ENEX INCOME AND RETIREMENT FUND -
Series 1, L.P.                            Series 1, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX INCOME AND RETIREMENT FUND -         ENEX INCOME AND RETIREMENT FUND -
Series 2, L.P.                            Series 3, L.P.

By:ENEX RESOURCES CORPORATION             By:ENEX RESOURCES CORPORATION
   General Partner                           General Partner

By:                                       By:

Title:                                    Title:


ENEX 88-89 INCOME AND RETIREMENT            ENEX 88-89 INCOME AND RETIREMENT
FUND - Series 5, L.P.                       FUND - Series 6, L.P.

By:ENEX RESOURCES CORPORATION               By:ENEX RESOURCES CORPORATION
   General Partner                             General Partner

By:                                          By:

Title:                                       Title:


                                     C-I-A-4

ENEX 88-89 INCOME AND RETIREMENT             ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 7, L.P.                        FUND - Series 1, L.P.

By:ENEX RESOURCES CORPORATION                By:ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                          By:

Title:                                       Title:


ENEX 90-91 INCOME AND RETIREMENT             ENEX 90-91 INCOME AND RETIREMENT
FUND - Series 2, L.P.                        FUND - Series 3, L.P.

By:ENEX RESOURCES CORPORATION                By:ENEX RESOURCES CORPORATION
   General Partner                              General Partner

By:                                          By:

Title:                                       Title:


                                     C-I-A-5

                                                                      APPENDIX D
                          AMENDMENTS TO THE AGREEMENTS
                          OF LIMITED PARTNERSHIP OF THE
                        ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                              LIMITED PARTNERSHIPS

                  The following amendments to the Agreement of Limited Partnership ("Agreement") of each Enex Oil & Gas Income Program and Enex Income and Retirement Fund Limited Partnership (the "Partnerships") that is eligible to become a party to the Consolidation Agreement attached as Exhibit I to the Plan (as defined below) by virtue of being listed in the Prospectus/Proxy Statement to which these amendments are annexed as Appendix D (the "Prospectus/Proxy Statement") under "SUMMARY - Partnerships subject to Consolidation" are being proposed by the General Partner for adoption by the limited partners of each Partnership.

                  1. Section 2.3 or 2.4 of the Agreement, as the case may be, which sets forth the purpose and business of the Partnership, is hereby amended by the addition of a new paragraph at the end thereof, appropriately sub-lettered, as the case may be, to read in full as follows:

                            "The  preceding  provisions  of this  Section to the
                  contrary notwithstanding, the purpose and business of the Partnership is to transfer its assets and its liabilities to Enex Consolidated Partners, L.P., a New Jersey limited partnership (the "Consolidated Partnership"), pursuant to the provisions, and subject to the terms and conditions, of the Plan of Consolidation annexed as Appendix C to the Consolidated Partnership's Prospectus/Proxy Statement dated ______, 1995 (the "Plan"), in exchange for units of limited partnership interest in the Consolidated Partnership ("Units") and, thereafter, to dissolve and terminate in accordance with the provisions of the Plan and Article XI of this Agreement."

                  2. Section 11.1 of the Agreement, which sets forth the events causing dissolution of the Partnership, is hereby amended by the addition of a new paragraph at the end thereof, appropriately sub-lettered, to read in full as follows.

                            "Notwithstanding  the  foregoing  provisions of this
                  Section 11.1, the Partnership shall dissolve on the Effective Date (as defined in the Consolidation Agreement annexed as Exhibit I to the Plan referred to in Section [23 or 24 (as the case may be)] above), whereupon the Partnership will be terminated in accordance with the provisions of the Plan and this Article XI."

                  3. Section 11.2 of the Agreement, which sets forth the procedures for the liquidation of the Partnership, is hereby amended by the addition of new paragraphs (d), (e), (f) and (g) to read in full as follows:

                            (d)  Immediately  preceding the Effective  Date, the
                  General Partner shall contribute all of the notes receivable and accounts receivable it is owed by the Partnerships to the capital of the Partnership as a capital contribution and the General Partner's capital account shall be adjusted accordingly.

                            (e) Notwithstanding the foregoing provisions of this
                  Section 11.2, upon the liquidation of the Partnership pursuant to the Plan, the Units received by the Partnership in exchange for its assets and liabilities shall be distributed in kind to the Partners in proportion to the balances in their respective capital accounts [as provided in Table 13 in Appendix A to the Prospectus/Proxy Statement].

                            (f) Notwithstanding anything to the contrary contained in this Agreement, the General Partner shall have full, exclusive and complete discretion and power fully to implement the Plan on behalf of the Partnership and to take all necessary actions and steps in the name of the Partnership in order to consummate the Plan and the dissolution, winding up and termination of the Partnership in accordance with the Plan and this Article 11, including the execution and delivery of the Consolidation Agreement referred to in paragraph
                  Section 11.1, the execution and filing of a certificate of amendment to the Partnership's certificate of limited partnership and/or a certificate of dissolution of the Partnership and such other agreements, certificates, documents, assignments and conveyances, and other instruments as may be necessary in order to effectuate and implement the foregoing.

                            (g) To the extent that any of the  provisions of the
                  final paragraph of Section 2.3 or 2.4, as the case may be, the final paragraph of Section 11.1, paragraphs (d), (e) and (f) of this Section 11.2 or this paragraph (g) are inconsistent with any other provisions of this Agreement with respect to duration and termination of the Partnership or otherwise, the terms, conditions and provisions of such paragraphs shall be superseding and shall govern. If, for any reason, the Plan is not effectuated or the Consolidation contemplated thereunder is not consummated, whether by reason of an abandonment prior to completion or otherwise, the provisions of the paragraphs referred to in the preceding sentence shall be deemed a nullity, without any force or effect, and the Partnership shall not dissolve and terminate.

                        ENEX CONSOLIDATED PARTNERS, L.P.
                           PROSPECTUS/PROXY STATEMENT
                       For Meetings of Limited Partners of
                   ENEX OIL & GAS INCOME PROGRAM PARTNERSHIPS
                  ENEX INCOME AND RETIREMENT FUND PARTNERSHIPS
                            To be Held _______, 1996

                                TABLE OF CONTENTS

                                                                Page

INFORMATION INCORPORATED BY
     REFERENCE....................................................4
SUMMARY...........................................................5
     Introduction.................................................5
     Risk Factors.................................................5
     Objectives of the Consolidation..............................8
     Alternatives to the Consolidation............................8
     Partnerships Subject to Consolidation........................8
     Conditions to the Consolidation..............................9
     Exchange Offer..............................................10
     Fairness of the Transaction.................................10
     Recommendation of the Board.................................11
     Partnership Voting Requirements and Rights..................11
     Dissenters' Rights; List of Partners........................12
     Tax Consequences of the Consolidation.......................12
     Tax Consequences of the Exchange Offer......................13
     Costs of the Consolidation..................................13
     Selected Financial Data.....................................13
RISK FACTORS AND OTHER
     CONSIDERATIONS..............................................15
     The Proposed Consolidation..................................15
     The Consolidated Partnership................................18
THE PROPOSED CONSOLIDATION.......................................22
     Partnerships Subject to Consolidation.......................22
     Selected Financial Data.....................................23
     Management's Discussion and Analysis of Finan-
               cial Condition and Results of Operations..........24
     The Consolidation Schedule..................................26
     Method of Determining Exchange Values.......................28
     Background and Alternatives to
               the Consolidation.................................30
     Fairness of the Transaction.................................32
     Terms of the Consolidation..................................32
     Consequences to the General Partner.........................38
     Partner Lists...............................................38
     The Exchange Offer..........................................39

                                                               Page

THE CONSOLIDATED PARTNERSHIP.....................................39
     Proposed Activities.........................................39
     Transfer of Units...........................................46
     Right of Presentment........................................47
     No Assessments..............................................50
     Participation in Costs and Revenues.........................50
     Compensation................................................54
     Management..................................................56
     Conflicts of Interest.......................................62
     Competition, Markets and Regulation.........................64
     Summary of the Articles of Limited Partnership..............66
     Applicability of the New Jersey Act.........................69
TAX ASPECTS......................................................71
     Federal Income Tax Introduction.............................71
     The Proposed Consolidation..................................71
     The Exchange Offer..........................................72
     Participation in the Consolidated Partnership...............73
     Other Tax Aspects...........................................80
     Possible Changes in Federal Tax Laws and
          Regulations............................................80
EMPLOYEE RETIREMENT INCOME
     SECURITY ACT................................................80
GENERAL INFORMATION..............................................82
     Legal Opinion...............................................82
     Experts.....................................................82
ADDITIONAL INFORMATION...........................................82
INDEX TO FINANCIAL STATEMENTS......................................

LIST OF APPENDICES
     Appendex A: Tables
     Appendix B: Articles of Limited Partnership
     Appendix C: Plan of Consolidation
     Appendix D: Proposed Amendments

             ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 7, L.P.
                           (the "Subject Partnership")

            SUPPLEMENT TO ENEX CONSOLIDATED PARTNERS, L.P. PROSPECTUS
                      AND ENEX OIL & GAS INCOME PROGRAM AND
                         ENEX INCOME AND RETIREMENT FUND
                                 PROXY STATEMENT
                             Dated ___________, 1996


The effects of the Consolidation may be different for limited partners in the various Partnerships. Accordingly, a Supplement has been prepared for each of the thirty-four Partnerships eligible to participate in the Consolidation. Each supplement provides information regarding the effects of the Consolidation on the limited partners of one Partnership. The General Partner will promptly mail a copy of this supplement, without charge, upon request by any limited partner or his representative who has been so designated in writing, addressed to: the Investor Relations Department of Enex Resources Corporation at 800 Rockmead, Three Kingwood Place, Suite 200, Kingwood, TX 77339 (713) 358-8401.

Before voting on the Consolidation, investors should carefully consider the following factors in addition to the other information included in the Prospectus/Proxy Statement. Risk factors associated with the Consolidation are summarized below and described in more detail elsewhere in the Prospectus/Proxy Statement under the caption "RISK FACTORS AND OTHER CONSIDERATIONS--The Proposed Consolidation" in the Prospectus/Proxy Statement .

            Risks in Determining Exchange Values: The principal risks a limited partner takes in approving the Consolidation are two-fold. First, his properties may have oil or gas reserves, or both, that are not now apparent to the General Partner or to the Independent Expert engaged by the General Partner to determine the fair market value of the Partnerships' properties, H.J. Gruy and Associates, Inc. ("Gruy"). If that is the case, a limited partner will not receive full credit for his or her property interests in the Consolidated Partnership. Second, future events may show that the exchange value formula itself operated to the disadvantage of his or her Partnership in relation to other Partnerships participating in the Consolidation. The effect would be to reduce his interest in the Consolidated Partnership compared to what he or she would have received under a different formula. The General Partner has endeavored to value the holdings of the various Partnerships as fairly as possible, but there can be no guarantee that it has succeeded in that effort. The assumptions that have been made may be erroneous and even if they are not, factors beyond the General Partner's control may intervene to upset those assumptions and the calculations on which they are based. See "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values" in the Prospectus/Proxy Statement and Table A annexed to this supplement.

            Changes in Distributions: The Consolidation is expected to have an effect on the distributions the limited partners of participating Partnerships will receive. Following the Consolidation, limited partners of most of the Partnerships will experience an increase in distributions over the amounts that would have been sustainable by their Partnerships, while other limited partners will experience a reduction from such levels of distributions. The General Partner estimates that the limited partners of the Subject Partnership will have distributions of approximately $24.35 per $500 Interest in the next four quarters after the Consolidation versus $12.99 per $500 Interest if the Subject Partnership does not participate in the Consolidation. The estimated increase is due to the savings in overhead expenses due to simplified managerial and administrative tasks. The Consolidated Partnership, with its substantially expanded reserve base will allow the limited partners in the Partnership to participate in the ownership of much longer-lived properties with greater cumulative cash flow and distributions than the Subject Partnership would have if it does not participate in the Consolidation. See Tables 2, 3 in Appendix A to the Prospectus/Proxy Statement.

            Failure to Return Signed Proxy and Ballot: Limited partners who fail to complete, sign and return the accompanying Proxy and Ballot or otherwise fail to qualify for admission to the Consolidated Partnership as limited partners will not be entitled to vote their Units or to present their Units for purchase by the Consolidated Partnership and may also find it extremely difficult to terminate their interests in the Consolidated Partnership. See "THE PROPOSED CONSOLIDATION--Terms of the Consolidation--Request for Admission as Limited Partner" and "THE CONSOLIDATED PARTNERSHIP--Right of Presentment" in the Prospectus/Proxy Statement.

            Limited Liquidity: There is no public market for the Units and there may be no such market at any time. For tax reasons, the General Partner reserves the right to refuse to recognize any transfer of Units that may occur on a public market. Although the Units are otherwise freely transferable (with certain limited restrictions) and limited annual purchase offers for Units will begin in 1997, a Unitholder cannot expect to be able readily to liquidate his investment in case of emergency. See "THE CONSOLIDATED PARTNERSHIP-Transfer of Units" and "--Right of Presentment" and "TAX ASPECTS--Participation in the Consolidated Partnership--Publicly Traded Partnerships" in the Prospectus/Proxy Statement.

            ERISA - Plan Assets Regulations: The Employee Retirement Income Security Act of 1974 ("ERISA") requires that "plan assets" of employee benefit plans subject to ERISA be held in trust. Although the term "plan assets" is not defined, regulations published by the Department of Labor indicate that the assets of a pooled investment vehicle such as the Consolidated Partnership will not be plan assets for ERISA purposes if they meet certain criteria. The General Partner has received an opinion of counsel to the effect that the Consolidated Partnership's assets will not be treated as "plan assets" but no absolute assurance can be given that the Consolidated Partnership's assets will not be "plan assets" for ERISA purposes. See "EMPLOYEE RETIREMENT INCOME SECURITY ACT" in the Prospectus/Proxy Statement.

            Lack of Independent Review or Separate Representation: The General Partner has not retained an unaffiliated representative to act on behalf of the limited partners for purposes of negotiating the terms of the Consolidation. The consideration to be received by the Partnerships in the Consolidation and the other terms of the Plan of Consolidation were determined by the General Partner, which has inherent conflicts of interest stemming from its various ownership percentages owned in each Partnership. Measures adopted by the General Partner intended to ensure the fairness of the terms of the Consolidation, including Gruy's engagement, cannot remove the inherent conflicts of interest. The terms of the Consolidation may be inferior to those that could have resulted through negotiations with third-party bidders. See "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values" in the Prospectus/Proxy Statement. No governmental authority has made any determination relating to the fairness of the Units for public investment. The attorneys, accountants and other experts who perform services for the Consolidated Partnership all perform services for the Partnerships and the General Partner. See "THE CONSOLIDATED PARTNERSHIP--Conflicts of Interest" in the Prospectus/Proxy Statement.

            Changes in Voting Power: Any limited partner taking part in the Consolidation will, in effect, exchange the interest he now holds in a
Partnership for a much smaller interest in the much larger Consolidated Partnership. This will reduce a limited partner's ability to influence the taking of action in those instances where the Partnership Agreements provide for the vote and consent of the limited partners. See "THE CONSOLIDATED PARTNERSHIP--Summary of the Articles of Limited Partnership--Voting and Other Rights of Limited Partners" in the Prospectus/Proxy Statement.

            Federal Income Tax Consequences: The General Partner has received an opinion of counsel that, generally, no gain or loss will be recognized by a limited partner upon the transfer of the Partnership assets in exchange for Units, unless existing Partnership liabilities exceed the sum of the adjusted tax basis in the transferred assets and the proportionate share of the Consolidated Partnership's liabilities after the Consolidation. It is not anticipated that any limited partners will recognize gain as a result of such excess liabilities. The opinion is not binding on the Internal Revenue Service (the "IRS"), however. Unitholders will be required to share disproportionately in deductions attributable to properties contributed to the Consolidated Partnership and to recognize disproportionate amounts of gain or loss on the sale of such properties to the extent of any difference between the fair market value and the adjusted tax basis of each property at the time of contribution. The effect of such allocations is to place each Unitholder in approximately the same position with respect to deductions, gain and loss relative to contributed properties as he would have been had the contributed property been purchased from the participating Partnership by the Consolidated Partnership. See "TAX ASPECTS--Proposed Consolidation" and "--Participation in the Consolidated Partnership" in the Prospectus/Proxy Statement. In addition, there are risks that contributions of appreciated property to the Consolidated Partnership in exchange offers for Interests in the Partnerships could cause the contributing limited partners to recognize some or all of the gain inherent in the contributed property, a significant portion of which could be ordinary income. See "TAX ASPECTS--The Exchange Offer" in the Prospectus/Proxy Statement.

            State  Income Tax  Consequences:  The  transactions  involved in the proposed Consolidation may also be subject to the income or other tax laws of one or more states and other taxing jurisdictions and may result in an increase or decrease in the amount of state income taxes payable by a Unitholder with respect to future operations and an increase in the number of states in which taxes are owed by him. See "TAX ASPECTS--Other Tax Aspects" in the Prospectus/Proxy Statement.

     Differences Between an Investment in the Subject Partnership and in the Consolidated Partnership:

            General Partners' Percentage Share. Under the Subject Partnership's Partnership Agreement, the net revenues it earns (i.e., after payment of Direct Costs, Administrative Costs, Operating Costs, interest on loans and other costs and expenses incurred) are generally allocated 10% to the General Partner and 90% to the limited partners (including the General Partner with respect to the Interests it owns)1. Other Partnerships contain similar provisions. In some cases , however, such revenues and costs are allocated
- --------
            1. If, at any time after tenth anniversary of the commencement of the last Partnership formed in the Fund in which the Subject Partnership was formed, the sum of (i) the aggregate purchase price of the Interests in the Subject Partnership and (ii) the amount of all distributions theretofore paid to the limited partners, does not at least equal the amount of the limited partners' subscriptions to the Subject Partnership, the General Partner's share of partnership revenues (excluding revenues attributable to Interests which it owns) will be allocated to the limited partners until they have been credited with additional distributions equal to the amount of the difference.

100% to the limited partners (including the General Partner with respect to the Interests it owns). In order to provide for a single blended sharing percentage for the General Partner in the Consolidated Partnership, the General Partner has caused the 10% net revenue interests it owns to be valued in the same manner as the outstanding Interests in the affected Partnerships. For each participating Partnership, the exchange value of the General Partner's net revenue sharing percentage (if not 0%) will be converted into a proportionate allocation of Consolidated Partnership net revenues to the General Partner rather than into Units. If all of the Partnerships participate in the Consolidation, the Consolidated Partnership's net revenues will be allocated 3.3% to the General Partner and 96.7% to the Unitholders (including the General Partner with respect to the Units it owns). See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues--General Cost and Revenue Sharing Percentages" in the Prospectus/Proxy Statement.

            Right of Presentment. Unlike the Subject Partnership's right of presentment, the annual obligation to purchase Units upon presentment is limited to 15% of the aggregate number of Units outstanding and will be borne by the Consolidated Partnership rather than by the General Partner. See "THE
CONSOLIDATED   PARTNERSHIP--Right   of  Presentment"  in  the   Prospectus/Proxy
Statement.

            Compensation. The Articles provide that the General Partner's entitlement to reimbursement for that part of the Consolidated Partnership's Direct Costs that consists of salaries of executive officers of the General Partner for professional services is limited to an annual maximum reimbursable amount equal to .4% of aggregate Capital Contributions to the Partnerships participating in the Consolidation. The Partnership Agreement of the Subject Partnership contains no such limitation on reimbursements to the General Partner. See "THE CONSOLIDATED PARTNERSHIP--Compensation--Direct and Administrative Costs."

            Proposed Activities. Although the Subject Partnership will be exchanging its portfolio of non-operating oil and gas interests for Units in the Consolidated Partnership, which will hold both operating and non-operating oil and gas interests, the economic characteristics of those interests will not change. The non-operating oil and gas interests of the Subject Partnership that will merge into the underlying working interests currently owned by one or more of the Enex Oil & Gas Income Program Partnerships are all net profits royalties whose economic characteristics are essentially identical to those of the underlying working interests. Also, although the Subject Partnership may not own operating interests in oil and gas properties, and, thus, does not itself engage in any drilling activities, development (but not exploratory) drilling activities were always permitted to be conducted on the Subject Partnership's properties by those Partnerships that own the working interests underlying the Subject Partnership's non-operating interests. See "THE CONSOLIDATED PARTNERSHIP--Proposed Activities" in the Prospectus/Proxy Statement.

            Unrelated Business Taxable Income. The Subject Partnership is designed to distribute to its limited partners income that is not characterized as unrelated business taxable income. Most of the income to be generated by the Consolidated Partnership will constitute income from oil and gas working interests, which will be unrelated business taxable income to tax-exempt investors. Tax-exempt investors, including individual retirement accounts and Keogh and other employee benefit plans, may become subject to federal income taxation on their shares of such income to the extent unrelated business taxable income from all sources exceeds $1,000 per year. It is anticipated by the General Partner that, at the levels at which the Consolidated Partnership will distribute its income, no individual limited partner of the Subject Partnership will receive unrelated business taxable income in amounts exceeding the exempted amount of $1,000 per year. See "TAX ASPECTS--Participation in the Consolidated Partnership--Considerations for Tax-Exempt Investors" in the Prospectus/Proxy Statement.

            ERISA - Plan Assets Regulations. The Employee Retirement Income Security Act of 1974 ("ERISA") requires that "plan assets" of employee benefit plans subject to ERISA be held in trust. The General Partner has received an opinion of counsel to the effect that the Units will not be treated as "plan assets" because they will be "publicly-offered" securities which are "widely held" and "freely transferable." No such opinion was available with respect to the Subject Partnership. See "EMPLOYEE RETIREMENT INCOME SECURITY ACT" in the Prospectus/Proxy Statement.

            Overhead and Operating Costs Savings: The General Partner believes that the Consolidation will result in substantial economies of operation and savings in Direct, Administrative and Operating Costs, particularly in the areas of audit and accounting services, bookkeeping and data processing and property record maintenance. Management of the General Partner estimates that in the absence of the proposed Consolidation, the Subject Partnership would incur approximately $ 1,900,000 of Administrative Costs each year, but that if all Partnerships were to participate in the proposed Consolidation, the share of the Administrative Costs of the Consolidated Partnership allocable to the limited partners of the Subject Partnership would be reduced to $1,100,000 per year as a result of simplified managerial and administrative requirements.

            Diversification of Property Interests: The Subject Partnership now holds interests in two acquisitions and in 1 oil and 175 gas wells. After the Consolidation, if all Partnerships participate, a limited partner will hold an interest, proportionately reduced on the basis of relative exchange values, in 48 acquisitions containing approximately 12,320 gross wells and three gas plants.

The General Partner believes that greater diversity in property holdings will lessen dependence upon any single property or type of property. It will reduce the risk that failure of any one property to perform as expected, or adverse price changes or other matters affecting one type of property, will materially reduce the value of a limited partner's interest. See, however, "RISK FACTORS AND OTHER CONSIDERATIONS--Risks in Determining Exchange Values" in the Prospectus/Proxy Statement. The greater the number of properties in which interests are held, the lower the risks of holding the investment. Certainty and predictability of operations, and consequently of distributions to the Partners, may be similarly enhanced.

            Expanded Reserve Base: Currently, the Partnership has 3,771 barrels of oil, condensate and natural gas liquids reserves and 365,382 cubic feet of natural gas reserves. At January 1, 1996, the undiscounted and discounted value (at 10%) of these reserves was $908,003 and $494,788, respectively.

The reserve base for the Consolidated Partnership, assuming all Partnerships participate, will be expanded to 2.1 million barrels of oil, condensate and natural gas liquids and 12.8 billion cubic feet of gas. This represents 4.26 million equivalent barrels of oil using a conversion ratio of 6 mcf of gas to 1 barrel of oil. The combined value of these reserves at January 1, 1996, was estimated to be $22.9 million. See Tables 4-7 in Appendix A to the Prospectus/Proxy Statement.

The expanded size, both in oil and gas reserves and in the future value of these reserves, will strengthen the ownership position of the limited partners, particularly since many Partnerships own small interests in the same properties. The combined ownership position will provide increased strength and flexibility both in future negotiations with oil and gas purchasers and in participation of reserve enhancement projects in which, in some cases, the Partnership would not otherwise be able to participate. Negotiations in the future sale of properties will also be strengthened. Marginal properties can be sold without a material effect on cash flow. Overall, the Consolidated Partnership will be able to compete in larger markets with the stronger, combined asset base.

            Working Capital and Debt: At March 31, 1996 the Partnership owed the General Partner $27,960. If the Partnership participates in the Consolidation, the General Partner will contribute this receivable from the Partnership for Units in the Consolidated Partnership. As a result, the Consolidated Partnership will have essentially no debt and substantially greater working capital than the Partnerships would have on a combined basis or on an individual basis. See "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values--Indebtedness to the General Partner" in the Prospectus/Proxy Statement.

            General Partner's Interest at Payout: The General Partner's revenue interest in the Subject Partnership will increase from 10% to 15% upon payout to the limited partners, though it is not likely that payout will occur within the next five years unless oil and gas prices rise substantially. Nevertheless, the General Partner has decided to relinquish its right to receive this increase in its share of participating Partnerships' revenues after payout. Accordingly, the General Partner's share of Consolidated Partnership revenues and costs will not increase as it should upon payout on an individual Partnership basis. See "THE CONSOLIDATED PARTNERSHIP--Participation in Costs and Revenues" in the Prospectus/Proxy Statement.

            Elimination of Conflicts: By its nature, the formation of an oil and gas partnership by a company engaged in the oil and gas business involves conflicts of interest which cannot be totally eliminated. However, the General Partner believes that many conflicts of interest that arise from Partnership operations should be eliminated by the Consolidation. For example, the Consolidation will eliminate conflicts among the participating Partnerships, although it will not affect potential conflicts between the Consolidated Partnership and non-participating Partnerships.

     Fairness of the Consolidation: The General Partner considered, as alternatives to the Consolidation, dissolving the Partnerships by liquidating their assets in accordance with their respective Partnership Agreements. The General Partner believes, however, that the Partnerships will realize greater value from their properties over the long term by operating them on a combined basis through the Consolidated Partnership and achieving substantial cost savings. The General Partner also considered continuing to manage the Partnerships on an ongoing basis. However, the Board of Directors of the General Partner, a majority of whose members are not employees of the General Partner or any affiliates of the General Partner, has unanimously approved the proposed Consolidation as being fair and in the best interests of the limited partners based on the following factors, in order of their significance: (i) simplified managerial and administrative requirements resulting in savings in overhead expense; (ii) reduction of risk due to diversification of assets; (iii) an expanded reserve base; (iv) elimination of debt owed to the General Partner; (v) elimination of the General Partner's increased revenue interest at payout; and
(vi) elimination of certain conflicts of interest. These factors are discussed in detail under the captions "THE PROPOSED CONSOLIDATION--Fairness of the Transaction" and "--Method of Determining Exchange Values" in the Prospectus/Proxy Statement.

The General Partner believes that the proposed Consolidation is fair to and in the best interests of the limited partners of each and all the Partnerships. The number of Units to be distributed to the limited partners and the General Partner pursuant to the Consolidation in exchange for their Interests will be determined in accordance with the exchange values of such Interests, which, in turn, are based on valuations of the Partnership properties by Gruy, an
Independent Expert. See "THE PROPOSED CONSOLIDATION--Method of Determining Exchange Values" in the Prospectus/Proxy Statement. The General Partner does not believe that alternative methods of valuing the Partnership properties would result in materially different valuations of Partnership properties than those yielded by Gruy's valuations. Even were such to be the case, in the General Partners' experience, oil and gas properties are generally purchased and sold at prices approximating estimates of the discounted present value of the subject oil and gas reserves. Thus, in the General Partner's view, the Gruy estimated fair market valuations, as compared to other valuation methods, represent the best estimation of the realizable value of the Partnership properties and the fairest basis for determining the number of Units to be distributed in consideration for the Partnerships' assets. See the "THE PROPOSED CONSOLIDATION--Fairness of the Transaction" in the Prospectus/Proxy Statement.

At a meeting held on May 24, 1996, after considering the risks and material considerations summarized above, the General Partner's board of directors unanimously determined that the Consolidation is in the best interests of the limited partners and that the terms of the Consolidation are fair to the limited partners, assuming both maximum and minimum participation by the Partnerships. The General Partner's board of directors unanimously approved the Plan of Consolidation and recommends that the limited partners vote "FOR" the Consolidation. The General Partner believes that the Consolidation will provide the limited partners with the benefits summarized under the caption "SUMMARY--Objectives of the Consolidation" in the Prospectus/Proxy Statement. Its recommendation is based in part on the conclusion that those potential advantages over the current structure outweigh the potential risks and disadvantages summarized above and addressed in more detail under the caption "RISK FACTORS AND OTHER CONSIDERATIONS" in the Prospectus/Proxy Statement.

Set forth below are tables showing the calculation of exchange values and the allocation of Units for the Subject Partnership (Table A), the General Partner's compensation and distributions history from the Subject Partnership for the three most recent fiscal years and the three months ended March 31, 1996 and what such amounts would have been had the Consolidation been effective that date (Table B), and the amount of the limited partners' cash distributions for the five most recent fiscal years and the three months ended March 31, 1996 (Table
C).

For additional information, see "SELECTED FINANCIAL DATA" and "PRO FORMA FINANCIAL INFORMATION" in the Prospectus/Proxy Statement.

                     TABLE A

 Enex 88-89 Income and Retirement Fund - Series 7, L.P.
 Calculation of Exchange Value
 As of March 31, 1996
 ---------------------

 Fair Market Value of                                          Number of Units in
 Oil & Gas Reserves (1)                                        Enex Consolidated
 Property Name:                                      Amount     Partners, L.P.
                                                    --------    ------------------
      Baywood II                                       $951
      Wardner Ranch                                 330,264

                                                 -----------
   Subtotal - Property                              331,215

 Cash & cash equivalents                              9,537

 Accounts receivable                                  8,052

 Other current assets                                     -
                                                 -----------

 Subtotal - assets                                  348,804

 Less:
 Liabilities to third parties                            67

                                                 -----------
 Partnership Exchange Value                         348,737         33,648

 Less:
 Liability to General Partner                        27,960          2,796

 General Partner Capital Balance                      8,541            854

 Attributable to GP's revenue interest (2)           12,254
                                                 -----------   ------------

 Exchange value attributable
 to Limited Partners                               $299,982         29,998
                                                 ===========   ============

 Exchange value per $500
    Interest                                         $97.14           9.71
                                                 ===========   ============

 Percentage of total units in the
 Consolidated Partnership allocated to
 this limited partnership                                             2.04%
                                                                ===========

 (1)  As determined by H. J. Gruy and Associates, Inc.   See "THE PROPOSED
 CONSOLIDATION - Method of Determining Exchange Values" in the
 Prospectus/Proxy Statement.

 (2) The General Partner's revenue interests are not converted into units. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues" in the Prospectus/Proxy Statement.

                                  TABLE B
                                       Summary of Compensation and Cash
                                 Distributions paid to the General Partner
                          ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 7, L.P.

                                                          ---------------------------------------------------------------
HISTORICAL                                                 Three Months                    Year Ended
                                                              Ended                       December 31,
                                                                         ------------------------------------------------
                                                          March 31, 1996      1995            1994            1993
Reimbursement of expenses paid to GP                           $4,154         $12,818         $11,973         $20,726

Net debt repaid to GP                                          11,260          30,444          14,841           2,644

Cash distributions paid to GP as GP                             1,214           7,103          10,137           9,811

Cash distributions paid to GP as LP                             1,030           2,947           5,733           1,359

PRO FORMA                                                  Three Months                    Year Ended
                                                              Ended                       December 31,
                                                                         ------------------------------------------------
                                                          March 31, 1996      1995            1994            1993

Reimbursement of expenses paid to GP                          $2,379          $6,586          $7,026         $10,895

Cash distributions paid to GP as GP (1)                          742           2,547           1,966           2,820

Cash distributions paid to GP as LP (2)                        3,955          13,563          10,472          15,019


- ---------------------------------------------------------------------------

                                   TABLE C
                        Summary of Cash  Distributions  paid to Limited Partners
                          ENEX 88-89 INCOME AND RETIREMENT FUND - SERIES 7, L.P.

                                           Three Months
HISTORICAL                                     Ended                                     Year Ended December 31,
                                                          ------------------------------------------------------------------------
                                          March 31, 1996       1995           1994            1993            1992        1991

Cash Distributions (3)                          $10,908        $36,917         $91,248         $96,730         $92,398    $159,862

                                           Three Months     Year Ended
PRO FORMA                                      Ended       December 31,
                                          March 31, 1996       1995

Cash Distributions (4)                           $20,336        $69,740

(1) Distributions paid to General Partner as the General Partner assumes 100% participation in the consolidation by all Partnerships resulting in a General Partner's Percentage Share equal to 3.29%. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues -
      General Cost and Revenue Sharing Percentages".

(2) Distribution paid to the General Partner as a limited partner assumes 100% participation by all Partnerships and includes the Interests the General Partner currently owns as a limited partner and those limited partner Units that the General Partner will receive from converting its general partner capital balance and its receivables from the Partnerships. See "THE CONSOLIDATED PARTNERSHIP - Participation in Costs and Revenues".

(3) Because of depletion (which is usually higher in the early years of production), a portion of every distribution of revenues from properties represents a return of a limited partner's original investment. Until a limited partner receives cash distributions equal to his original investment, 100% of such distributions may be deemed to be a return of capital.

(4) Distributions paid to the limited partners assumes 100% participation by all Partnerships and are based upon the exchange values computed as of March 31, 1996. These March 1996 exchange values do not necessarily correspond with the relative exchange values which would have been in effect at an earlier date.

                        ENEX OIL & GAS INCOME PROGRAM AND
              ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS
              Proxy and Ballot for Meetings of Limited Partnerships
                            to be held xxxxxxxx, 1996
                      ------------------------------------


         THE UNDERSIGNED HEREBY APPOINTS GERALD B. ECKLEY, ROBERT E. DENSFORD, AND WILLIAM C. HOOPER AND EACH OR ANY OF THEM LAWFUL ATTORNEYS AND PROXIES, WITH FULL POWER OF SUBSTITUTION, AND AUTHORIZES THEM TO ACT FOR AND IN PLACE OF THE UNDERSIGNED AT THE MEETINGS OF THE LIMITED PARTNERS TO BE HELD ON XXXXXXXXXXX, 1996, AND AT ANY ADJOURNMENT THEREOF, AND TO VOTE THE LIMITED PARTNERSHIP INTERESTS OWNED BY THE UNDERSIGNED IN THE ENEX OIL & GAS INCOME PROGRAM AND ENEX INCOME AND RETIREMENT FUND LIMITED PARTNERSHIPS NAMED BELOW ON XXXXXX , 1996, THE RECORD DATE FOR SUCH MEETINGS, AS FOLLOWS:

 1. (A) THE UNDERSIGNED WISHES TO VOTE ALL INTERESTS IN THE SAME MANNER AS
        FOLLOWS:

              [  ]  FOR        [  ]  AGAINST         [  ]  ABSTAIN

                                       OR

    (B) IF THE UNDERSIGNED WISHES TO VOTE INTERESTS SEPARATELY, PLEASE ATTACH A SCHEDULE SETTING FORTH THE NAME OF EACH OF THE PARTERSHIP(S) IN WHICH THE UNDERSIGNED OWNS AN INTEREST AND OPPOSITE EACH SUCH PARTNERSHIP NAME A VOTE FOR OR AGAINSTT OR ABSTAIN

IN CONNECTION WITH THE PROPOSAL TO APPROVE THE ADOPTION OF THE PLAN OF CONSOLIDATION PURSUANT TO WHICH EACH PARTICIPATING PARTNERSHIP WILL TRANSFER ITS ASSETS TO ENEX CONSOLIDATED PARTNERS, L. P., A NEW JERSEY LIMITED PARTNERSHIP (THE "CONSOLIDATED PARTNERSHIP"), AND THEREAFTER DISSOLVE AND TERMINATE WITH THE LIMITED PARTNERS OF THE PARTICIPATING PARTNERSHIPS RECEIVING UNITS OF LIMITED PARTNERSHIP INTEREST IN THE CONSOLIDATED PARTNERSHIP, AND TO AMEND EACH PARTNERSHIP'S CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP TO PROVIDE FOR SUCH CONSOLIDATION, ALL AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT.

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS.

     THIS PROXY AND BALLOT IS SOLICITED BY THE GENERAL PARTNER. VOTES IT REPRESENTS WILL BE CAST AS SPECIFIED. IF NO CONTRARY SPECIFICATION IS MADE ABOVE, ALL LIMITED PARTNERSHIP INTERESTS OWNED BY THE LIMITED PARTNER(S) SIGNING BELOW WILL BE VOTED FOR THE CONSOLIDATION. THIS PROXY AND BALLOT IS IRREVOCABLE UPON RECEIPT BY THE GENERAL PARTNER IF VOTED FOR THE CONSOLIDATION.

     BY SIGNING THIS PROXY AND BALLOT, THE UNDERSIGNED HEREBY REQUESTS ADMISSION AS A LIMITED PARTNER IN ENEX CONSOLIDATED PARTNERS, L.P. PURSUANT TO THE TERMS AND CONDITIONS (INCLUDING THE POWER OF ATTORNEY) AND THE CERTIFICATIONS, IF APPLICABLE, SET FORTH ON THE REVERSE SIDE OF THIS PROXY AND BALLOT, UNLESS THE UNDERSIGNED HAS INDICATED TO THE CONTRARY ON THE REVERSE SIDE OF THIS PROXY AND BALLOT.

                  ELECTION TO PARTICIPATE IN THE EXCHANGE OFFER

         THE CONSOLIDATED PARTNERSHIP IS OFFERING UNITS IN EXCHANGE FOR THE LIMITED PARTNERSHIP INTERESTS OF INDIVIDUAL LIMITED PARTNERS OF PARTNERSHIPS THAT FAIL TO APPROVE THE PROPOSED CONSOLIDATION, IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. THIS OFFER IS ONLY AVAILABLE TO LIMITED PARTNERS WHO VOTE IN FAVOR OF THE PROPOSED CONSOLIDATION.

         PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATED WHETHER OR NOT YOU WISH TO PARTICIPATE IN THE EXCHANGE OFFER AND EXCHANGE ALL OF YOUR LIMITED PARTNERSHIP INTERESTS FOR UNITS OF THE CONSOLIDATED PARTNERSHIP IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT.

                [ ] I WISH TO PARTICIPATE IN THE EXCHANGE OFFER.
             [ ] I DO NOT WISH TO PARTICIPATE IN THE EXCHANGE OFFER.

         UNLESS OTHERWISE SPECIFIED, ALL LIMITED PARTNERSHIP INTERESTS OWNED BY THE LIMITED PARTNER(S) SIGNING BELOW WILL BE VOTED FOR THE EXCHANGE OFFER.
                        REPRESENTATION BY PERSONS SIGNING
                          IN A REPRESENTATIVE CAPACITY

         IF THE LIMITED PARTNER WHOSE NAME IS PRINTED ON THE LABEL BELOW IS NOT AN INDIVIDUAL, THE PERSON SIGNING THIS PROXY AND BALLOT HEREBY REPRESENTS THAT HE IS, IN HIS REPRESENTATIVE CAPACITY, EMPOWERED AND DULY AUTHORIZED BY THE GOVERNING DOCUMENTS, TRUST INSTRUMENTS, PENSION PLAN, CHARTER, CERTIFICATE OF INCORPORATION, BY LAW PROVISION, BOARD OR STOCKHOLDER RESOLUTION OR SIMILAR AUTHORITY TO COMPLETE AND EXECUTE THIS PROXY AND BALLOT IN SUCH CAPACITY ON BEHALF OF THE LIMITED PARTNER.

            EXECUTION BY IRA, KEOGH AND PENSION PLAN LIMITED PARTNERS

         IF THE LIMITED PARTNER IS AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH OR PENSION PLAN PURSUANT TO WHICH THE BENEFICIARY THEREOF IS PERMITTED TO DIRECT THE INVESTMENT (I.E., A SELF-DIRECTED PLAN), THE PERSON SIGNING THIS PROXY AND BALLOT, IN ADDITION TO MAKING THE REPRESENTATION CONTAINED IN THE PRECEDING PARAGRAPH, FURTHER REPRESENTS THAT THIS PROXY AND BALLOT HAS BEEN COMPLETED PURSUANT TO THE DIRECTION OF SUCH BENEFICIARY.


                                  SIGNATURE BOX







SIGNATURE(S) OF LIMITED PARTNERS:    X SIGNED: _____________________________

DATED:_________________________      X SIGNED: _____________________________

PLEASE SIGN EXACTLY AS THE NAME IS PRINTED ON THE LABEL ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, GENERAL PARTNER, CORPORATE OFFICER, OR IN ANY OTHER REPRESENTATIVE CAPACITY, GIVE FULL TITLE AND NOTE THE REPRESENTATIONS INCLUDED IN THE TWO IMMEDIATELY PRECEDING PARAGRAPHS. IF TWO OR MORE PERSONS ARE THE JOINT OWNERS OF THE LIMITED PARTNERSHIP INTERESTS COVERED HEREBY, EACH PERSON NAMED HEREON MUST SIGN ABOVE.


                    REQUEST FOR ADMISSION AS LIMITED PARTNER

         UNLESS INDICATED TO THE CONTRARY BELOW, THE UNDERSIGNED HEREBY (A) REQUESTS ADMISSION AS A LIMITED PARTNER IN ENEX CONSOLIDATED PARTNERS, L. P., A NEW JERSEY LIMITED PARTNERSHIP (THE "CONSOLIDATED PARTNERSHIP"), WITH RESPECT TO ALL OF THE UNITS OF LIMITED PARTNERSHIP INTEREST IN THE CONSOLIDATED PARTNERSHIP ("UNITS") TO WHICH THE UNDERSIGNED MAY BECOME ENTITLED PURSUANT TO THE PROPOSED CONSOLIDATION OF THE PARTNERSHIPS DESCRIBED IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT AND (B) AGREES TO BECOME A PARTY TO THE ARTICLES OF LIMITED PARTNERSHIP OF THE CONSOLIDATED PARTNERSHIP (THE "ARTICLES"; A COPY OF WHICH IS INCLUDED IN AN APPENDIX TO THE PROSPECTUS/PROXY STATEMENT) AND TO BE BOUND BY ALL OF THE TERMS AND CONDITION THEREOF. THE UNDERSIGNED CONFIRMS HIS WILLINGNESS TO ACCEPT SUCH UNITS FOR THE LIMITED PARTNERSHIP INTEREST(S) COVERED HEREBY AND TO CONTINUE TO HAVE AN INVESTMENT IN THE CONSOLIDATED PARTNERSHIP.

     CHECK ONLY IF YOU REQUEST NOT TO BE ADMITTED AS A LIMITED PARTNER IN THE CONSOLIDATED PARTNERSHIP. NOTE: IF YOU CHECK THIS BOX, YOU WILL NOT BE ENTITLED TO EXERCISE ALL THE RIGHTS OF A LIMITED PARTNER DESCRIBED IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. [ ]

                                POWER OF ATTORNEY

                  THE UNDERSIGNED HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS ENEX RESOURCES CORPORATION (THE "GENERAL PARTNER"), WITH FULL POWER OF SUBSTITUTION, AS THE TRUE AND LAWFUL ATTORNEY OF THE UNDERSIGNED, IN THE UNDERSIGNED'S NAME, PLACE AND STEAD, TO EXECUTE, ACKNOWLEDGE, SWEAR TO AND FILE:
(I) ALL CERTIFICATIONS REQUIRED OR PERMITTED UNDER THE PROVISIONS OF THE INTERNAL REVENUE CODE AND ALL DOCUMENTS FOR AND AGREEMENTS WITH THE INTERNAL REVENUE SERVICE TO KEEP OPEN THE STATUTE OF LIMITATIONS WITH RESPECT TO ANY CONSOLIDATED PARTNERSHIP ITEMS UNDER EXAMINATION BY THE INTERNAL REVENUE SERVICE OR TO ESTABLISH A UNITHOLDER'S LIABILITY FOR TAX OR WITHHOLDING OF TAX, ENTITLEMENT TO A CREDIT OR REFUND OF TAX; (II) ALL STOCK EXCHANGE LISTING APPLICATIONS, NASDAQ APPLICATIONS AND OTHER INSTRUMENTS AND AGREEMENTS RELATING TO THE POSSIBLE ESTABLISHMENT AND MAINTENANCE OF A MARKET FOR THE UNITS; (III) THE ARTICLES AND ANY AMENDMENTS THERETO MADE IN ACCORDANCE THEREWITH; (IV) CERTIFICATES OF LIMITED PARTNERSHIP REQUIRED BY LAW AND ALL AMENDMENTS THERETO;
(V) ALL CERTIFICATES AND OTHER INSTRUMENTS NECESSARY TO QUALIFY OR CONTINUE THE CONSOLIDATED PARTNERSHIP IN THE STATES WHERE IT MAY BE DOING BUSINESS; (VI) LEASES, ASSIGNMENTS AND OTHER INSTRUMENTS REQUIRED OR PERMITTED IN CONNECTION WITH THE LEASING OF LANDS FOR OIL, GAS OR OTHER MINERAL EXPLORATION OR PRODUCTION; (VII) ALL ASSIGNMENTS, CONVEYANCES OR OTHER INSTRUMENTS OR DOCUMENTS NECESSARY TO EFFECT THE DISSOLUTION AND LIQUIDATION OF THE CONSOLIDATED PARTNERSHIP; AND (VIII) ALL OTHER FILINGS WITH AGENCIES OF THE FEDERAL GOVERNMENT, OF ANY STATE OR LOCAL GOVERNMENT, OR OF ANY OTHER JURISDICTION, WHICH THE GENERAL PARTNER CONSIDERS NECESSARY OR DESIRABLE TO CARRY OUT THE PURPOSES AND BUSINESS OF THE CONSOLIDATED PARTNERSHIP AND (IX) ALL OTHER AGREEMENTS, CERTIFICATES AND DOCUMENTS REFERRED TO IN THE POWER OF ATTORNEY THAT IS SET FORTH IN ARTICLE 10 OF THE ARTICLES. THIS POWER OF ATTORNEY SHALL BE DEEMED COUPLED WITH AN INTEREST, SHALL BE IRREVOCABLE AND SHALL SURVIVE THE DEATH, BANKRUPTCY, INCAPACITY, DISSOLUTION OR TERMINATION OF THE UNDERSIGNED AND SHALL EXTEND TO THE UNDERSIGNED'S HEIRS, REPRESENTATIVES, SUCCESSORS OR ASSIGNS, TO THE EXTENT THE UNDERSIGNED MAY LEGALLY CONTRACT FOR SUCH SURVIVAL.

                         CERTIFICATION AS TO ELIGIBILITY
                    PARTNERSHIP'S RIGHT TO PURCHASE INTERESTS

         THE UNDERSIGNED HEREBY CERTIFIES TO THE CONSOLIDATED PARTNERSHIP AND THE GENERAL PARTNER THAT, UNLESS OTHERWISE INDICATED BELOW, THE UNDERSIGNED (INCLUDING, TO THE BEST OF THE UNDERSIGNED'S KNOWLEDGE, ANY PERSON FOR WHOM THE UNDERSIGNED WILL HOLD THE UNITS) CAN MAKE AND DOES HEREBY MAKE ALL OF THE REPRESENTATIONS, WARRANTIES, CERTIFICATIONS, COVENANTS, AGREEMENTS AND
DESIGNATIONS SET FORTH IN ARTICLE 10 OF THE ARTICLES. THE UNDERSIGNED UNDERSTANDS THAT IF AT ANY TIME THE CONSOLIDATED PARTNERSHIP OR THE GENERAL PARTNER DETERMINES THAT ANY REPRESENTATION, WARRANTY, CERTIFICATION, COVENANT, AGREEMENT OR DESIGNATION MADE BY OR REQUESTED OF THE UNDERSIGNED IS OTHERWISE NOT QUALIFIED TO HOLD INTERESTS IN FEDERAL OIL AND GAS LEASES, OR OTHERWISE JEOPARDIZES THE CONSOLIDATED PARTNERSHIP'S TAX STATUS OR THE LIMITED LIABILITY OF OTHER UNITHOLDERS, THEN THE GENERAL PARTNER, OR ANY PARTY DESIGNATED BY THE GENERAL PARTNER, SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO PURCHASE ALL OR ANY PART OF THE UNITS HELD BY THE UNDERSIGNED AT A PURCHASE PRICE DETERMINED IN ACCORDANCE WITH THE ARTICLES.

     CHECK ONLY IF YOU ARE NOT ABLE TO CERTIFY IN ACCORDANCE WITH THE FOREGOING.
NOTE: IF YOU CHECK THIS BOX, YOU WILL HAVE THE STATUS OF AN ASSIGNEE OF A LIMITED PARTNERSHIP INTEREST RATHER THAN A LIMITED PARTNER OF THE CONSOLIDATED PARTNERSHIP, AS DESCRIBED IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. [ ]